As filed with the Securities and Exchange Commission on December 22, 1998
Registration No. 2-92661

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT

      UNDER THE SECURITIES ACT OF 1933



       Pre-Effective Amendment No.            [ ]



       Post-Effective Amendment No.           [ ]


Fidelity Income Fund
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, MA   02109
(Address Of Principal Executive Offices)

Registrant's Telephone Number  (617) 563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f). Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.

It is proposed that this filing will become effective on January 21, 1999, pursuant to Rule 488.

Fidelity Intermediate Government Income Fund

CONTENTS OF REGISTRATION STATEMENT
This Registration Statement contains the following papers and documents:
Facing Page
Contents of Registration Statement
Cross Reference Sheet
Solicitation Letters to Shareholders
Form of Proxy Cards
Notice of Special Meeting of Shareholders
Part A - Proxy Statement and Prospectus
Part B - Statement of Additional Information
Part C - Other Information
Signature Page
Exhibits

FIDELITY INCOME FUND:
FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND
FORM N-14 CROSS REFERENCE SHEET
PART A

Form N-14 Item Number and Caption                   Prospectus/Proxy Statement Caption

1. Beginning of Registration Statement and Out-     Cover Page
 side Front Cover Page of Prospectus

2. Beginning and Outside Back Cover Page of Pro-    Table of Contents
  spectus



3. Fee Table, Synopsis Information and Risk Factors Synopsis; Comparison of Other Policies of the Funds;
                                                    Comparison of Principal Risk Factors; The Proposed
                                                    Transaction

4. Information About the Transactions               Synopsis; The Proposed Transaction;

5. Information About the Registrant                 Prospectus of Fidelity Intermediate Government
                                                    Income Fund dated September 21, 1998;
                                                    Synopsis; Comparison of Other Policies of the Funds;
                                                    Comparison of Principal Risk Factors; Miscellaneous;
                                                    Additional Information About Fidelity Intermediate
                                                    Government Income Fund; Prospectus of Fidelity
                                                    Intermediate Government Income Fund dated
                                                    September 21, 1998; Attachment I.

6. Information About the Company Being Acquired     Cover Page; Synopsis; Comparison of Other Policies
                                                    of the Funds; Comparison of Principal Risk Factors;
                                                    Miscellaneous; Prospectus of Spartan
                                                    Short-Intermediate Government Fund dated June 26,
                                                    1998; Prospectus of Fidelity Short-Intermediate
                                                    Government Fund dated November 24, 1998

7. Voting Information                               Voting Information

8. Interest of Certain Persons and Experts          Not applicable

9. Additional Information Required for Reoffering   Not applicable
   by Persons Deemed to be Underwriters




PART B
Item Number and Caption                             Statement of Additional Information Caption

10. Cover Page                                      Cover Page

11. Table of Contents                               Table of Contents

12. Additional Information About the Registrant     Prospectus and Statement of Additional
                                                    Information of Fidelity Intermediate
                                                    Government Income Fund dated September
                                                    21, 1998

13. Additional Information About the Company Be-    Not applicable
    ing Acquired

14. Financial Statements                            Financial Statements included in the Annual
                                                    Report of Spartan Short-Intermediate
                                                    Government Fund for the Fiscal Year Ended
                                                    April 30, 1998; Financial Statements included
                                                    in the Annual Report of Fidelity
                                                    Short-Intermediate Government Fund for the
                                                    Fiscal Year Ended September 30, 1998.
                                                    Financial Statements included in the
                                                    Semiannual Report of Spartan
                                                    Short-Intermediate Government Fund for the
                                                    Fiscal Period Ended October 31, 1998.
                                                    Pro-Forma Financial Statements for the
                                                    Fiscal Year Ended July 31, 1998

Part C                                              Information required to be included in Part C
                                                    is set forth under the appropriate item so
                                                    numbered in Part C of this Registration
                                                    Statement.



IMPORTANT PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:
I am writing to let you know that a special meeting of shareholders Spartan(registered trademark) Short-Intermediate Government Fund will be held on April 14, 1999. The purpose of the meeting is to vote on important proposals that affect the fund and your investment in it, including a proposal to merge Spartan Short-Intermediate Government Fund into Fidelity Intermediate Government Income Fund. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposals and the materials to use when voting by mail.
The enclosed materials include two proxy statements. One provides information pertaining to the merger proposal. The other proxy statement provides information regarding several proposals pertaining to the Fidelity Fixed-Income Trust, which is the current trust for your fund. Both proxy statements relate to your investment in the fund, so please make sure you read both proxy statements and cast your vote on the enclosed proxy card(s) for both the merger proposal and
the trust proposals.   PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY.
YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.
VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.
If you have any questions before you vote, please call Fidelity at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,
Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of both enclosed proxy statements. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
You are being asked to vote on the following proposals:
(solid bullet) To approve a merger of Spartan Short-Intermediate Government Fund into Fidelity Intermediate Government Income Fund. (solid bullet) To elect a Board of Trustees.
(solid bullet) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.
(solid bullet) To authorize the Trustees to adopt an amended and restated Declaration of Trust.

WHY AM I RECEIVING TWO PROXY STATEMENTS?
One proxy statement provides information pertaining to the merger of Spartan Short-Intermediate Government Fund into Fidelity Intermediate Government Income. Fund. The other proxy statement provides information on proposals for the Fidelity Fixed-Income Trust, which is the current trust for your fund. Both proxy statements relate to your investment in the fund.

MERGER PROPOSAL PROXY STATEMENT
WHAT IS THE REASON FOR AND ADVANTAGES OF THE MERGER OF SPARTAN
SHORT-INTERMEDIATE GOVERNMENT FUND (SHORT-INTERMEDIATE) INTO FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND (INTERMEDIATE GOVERNMENT)?
The proposed merger is part of a wider strategy by Fidelity to reduce the number of bond funds it manages. The combined fund would have lower expenses guaranteed through June 30, 2001, and similar investment policies.

DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?
Both funds are bond funds that seek high current income consistent with the preservation of capital by investing in U.S. Government securities, repurchase agreements, and other instruments related to U.S. Government securities. The funds differ primarily with respect to their average maturity and duration. Short-Intermediate seeks to maintain an average maturity of between two and five years, while Intermediate Government seeks to maintain an average maturity of between three and ten years.

WHO IS THE FUND MANAGER FOR THESE FUNDS?
Andrew Dudley currently manages both funds and is expected to manage the combined fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?
Short-Intermediate has a similar contractual expense structure to Intermediate Government. Both funds pay an all-inclusive management fee of 0.65% of average net assets to Fidelity Management & Research Company (FMR). If the Reorganization is approved, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of average net assets through June 30, 2001. After that date, the combined fund's expenses could increase or decrease, as permitted by the Intermediate Government management contract.

WHAT WILL BE THE NAME OF THE COMBINED FUND AFTER THE MERGER IS
COMPLETED?
If shareholders of Short-Intermediate approve the merger of their fund into Intermediate Government, the combined fund's name will remain Fidelity Intermediate Government Income Fund.

IS THE MERGER A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?
Typically, the exchange of shares pursuant to a merger does not result in a gain or loss for federal income tax purposes.

WHAT WILL BE THE SIZE OF INTERMEDIATE GOVERNMENT AFTER THE MERGER AND HOW HAS THE FUND PERFORMED?
If the proposal is approved, the combined fund is anticipated to have over $800 million in assets.
The table below shows average annual total returns for both Intermediate Government and its Lipper peer group over the last 1, 3, 5, and 10 year periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1998*


                                               1 YEAR  3 YEARS  5 YEARS  10 YEARS

Fidelity Intermediate Government Income Fund   9.64%   7.64%    6.39%    7.64%

Lipper Short-Inter. U.S. Govt Funds Average**  8.25%   6.64%    5.31%    7.52%


HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF INTERMEDIATE GOVERNMENT THAT I WILL RECEIVE?
As of the close of business of the New York Stock Exchange on the Closing Date of the merger, shareholders will receive the number of full and fractional shares of Intermediate Government that is equal in value to the net asset value of their shares of Short-Intermediate on that date. The anticipated closing date is April 22, 1999.
FIDELITY FIXED-INCOME TRUST PROXY STATEMENT
WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)
The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.
WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)
The independent accountants examine annual financial statements for each fund and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).
WHY IS THE FUND PROPOSING TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST? (PROPOSAL 3)
The new Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility, and, subject to the applicable requirements of federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions.
Adoption of the new Declaration of Trust will not alter the Trustees' existing fiduciary obligations to act in the best interests of the fund's shareholders. Before utilizing any new flexibility that the new Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. The new Declaration of Trust amends the current Declaration of Trust in a number of significant ways. Please review the proxy statement for specific details.
GENERAL INFORMATION
WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
To facilitate receiving sufficient votes, we will need to take further action. We or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.
If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (April 14, 1999), the meeting may be adjourned to permit further solicitation of proxy votes.
HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?
Yes. The Board of Trustees has unanimously approved the proposals in each proxy statement and recommends that you vote to approve them.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is February 16, 1999.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the
                     card.
JOINT ACCOUNTS:      Either owner may sign, but the name of the person
                     signing should conform exactly to a name shown in the registration.
ALL OTHER ACCOUNTS:  The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

* Average annual total returns are historical and include changes in share price, reinvestment of dividends and capital gains, if any. Share price, yield and return will vary.
** Lipper Analytical Services, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Lipper averages are based on universes of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

Fidelity Distributors Corporation

IMPORTANT PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:
I am writing to ask you for your vote on an important proposal to merge Fidelity Short-Intermediate Government Fund (SHORT-INTERMEDIATE) into Fidelity Intermediate Government Income Fund (INTERMEDIATE GOVERNMENT). A shareholder meeting is scheduled for April 14, 1999. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.
The fund's Board of Trustees has reviewed the proposed merger and has recommended that the proposed merger be presented to shareholders.
The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed merger is in shareholders' best interest. However, the final decision is up to you.
The proposed merger would give shareholders of Short-Intermediate the opportunity to participate in a larger fund with similar investment policies. The combined fund would also have lower expenses guaranteed through June 30, 2001. We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed merger.
Please read the enclosed materials and promptly cast your vote on the proxy card. You are entitled to one vote for each dollar of net asset value you own of a fund on the record date (February 16, 1999). Your vote is extremely important, no matter how large or small your holdings may be.
VOTING BY MAIL IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-8888. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund.

Sincerely,
[signature]
Edward C. Johnson 3d
Chairman and Chief Executive Officer


Important information to help you understand and vote on the proposal Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.
WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?
You are being asked to approve a merger of Fidelity Short-Intermediate Government Fund into Fidelity Intermediate Government Income Fund. WHAT IS THE REASON FOR AND ADVANTAGES OF THIS MERGER?
The proposed merger is part of a wider strategy by Fidelity to reduce the number of bond funds it manages. The combined fund would have lower expenses guaranteed through June 30, 2001, and similar investment policies.
DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?
Both funds are bond funds that seek high current income consistent with the preservation of capital by investing in U.S. Government securities, repurchase agreements, and other instruments related to U.S. Government securities. The funds differ primarily with respect to their average maturity and duration. Short-Intermediate seeks to maintain an average maturity of between two and five years, while Intermediate Government seeks to maintain an average maturity of between three and ten years.
WHO IS THE FUND MANAGER FOR THESE FUNDS?
Andrew Dudley currently manages both funds and is expected to manage the combined fund.
HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?
Short-Intermediate and Intermediate Government have different contractual expense structures. Short-Intermediate pays its management fees and other expenses separately, while Intermediate Government pays an all-inclusive management fee to Fidelity Management & Research Company (FMR). If the Reorganization is approved, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of average net assets through June 30, 2001. After that date, the combined fund's expenses could increase or decrease, as permitted by the Intermediate Government management contract.
WHAT WILL BE THE NAME OF THE COMBINED FUND AFTER THE MERGER IS
COMPLETED?
If shareholders of Short-Intermediate approve the merger of their fund into Intermediate Government, the combined fund's name will remain Fidelity Intermediate Government Income Fund.
IS THE MERGER A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES? Typically, the exchange of shares pursuant to a merger does not result in a gain or loss for federal income tax purposes.
WHAT WILL BE THE SIZE OF INTERMEDIATE GOVERNMENT AFTER THE MERGER AND HOW HAS THE FUND PERFORMED?
If the proposal is approved, the combined fund is anticipated to have over $900 million in assets.



The table below shows average annual total returns for both
Intermediate Government and its Lipper peer group over the last 1, 3, 5, and 10 year periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1998*


                                               1 YEAR  3 YEARS  5 YEARS  10 YEARS

Fidelity Intermediate Government Income Fund   9.64%   7.64%    6.39%    7.64%

Lipper Short-Inter. U.S. Govt Funds Average**  8.25%   6.64%    5.31%    7.52%


HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF INTERMEDIATE GOVERNMENT THAT I WILL RECEIVE?
As of the close of business of the New York Stock Exchange on the Closing Date of the merger, shareholders will receive the number of full and fractional shares of Intermediate Government that is equal in value to the net asset value of their shares of Short-Intermediate on that date. The anticipated closing date is April 29, 1999.
WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
To facilitate receiving sufficient votes, we will need to take further action. We or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.
If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (April 14, 1999), the meeting may be adjourned to permit further solicitation of proxy votes.
HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?
Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is February 16, 1999.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the
                     card.
JOINT ACCOUNTS:      Either owner may sign, but the name of the person
                     signing should conform exactly to a name shown in the registration.
ALL OTHER ACCOUNTS:  The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."


* Average annual total returns are historical and include changes in share price, reinvestment of dividends and capital gains, if any. Share price, yield and return will vary.
** Lipper Analytical Services, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Lipper averages are based on universes of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

Fidelity Distributors Corporation

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
FIDELITY FIXED-INCOME TRUST: SPARTAN SHORT-INTERMEDIATE GOVERNMENT
FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and William O. McCoy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Fixed-Income Trust: Spartan Short-Intermediate Government Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on April 14, 1999 at 9:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
Signature(s) (Title(s), if applicable)
PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

cusip # 316146505/fund #474

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
------------------------------------------------------------------
__________________________________________________________________

1.  To approve an       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  1.
    Agreement and
    Plan of
    Reorganization
    between
    Spartan
    Short-Intermed
    iate
    Government
    Fund and
    Fidelity
    Intermediate
    Government
    Income Fund, a
    fund of Fidelity
    Income Fund,
    providing for
    the transfer of
    all of the assets
    of Spartan
    Short-Intermed
    iate
    Government
    Fund to Fidelity
    Intermediate
    Government
    Income Fund in
    exchange solely
    for shares of
    beneficial
    interest in
    Fidelity
    Intermediate
    Government
    Income Fund
    and the
    assumption by
    Fidelity
    Intermediate
    Government
    Income Fund of
    Spartan
    Short-Intermed
    iate
    Government
    Fund's
    liabilities,
    followed by the
    distribution of
    shares of
    Fidelity
    Intermediate
    Government
    Income Fund to
    shareholders of
    Spartan
    Short-Intermed
    iate
    Government
    Fund in
    liquidation of
    Spartan
    Short-Intermed
    iate
    Government
    Fund.

SSG-PXC-299    cusip # 316146505/fund# 474

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------
FIDELITY CHARLES STREET TRUST: FIDELITY SHORT-INTERMEDIATE GOVERNMENT
FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and William O. McCoy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Charles Street Trust: Fidelity Short-Intermediate Government Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on April 14, 1999 at 9:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
Signature(s) (Title(s), if applicable)
PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

cusip # 316069202/fund #464

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
----------------------------------------------------------------------
______________________________________________________________________
1.  To approve an       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  1.
    Agreement and
    Plan of
    Reorganization
    between
    Fidelity
    Short-Intermed
    iate
    Government
    Fund and
    Fidelity
    Intermediate
    Government
    Income Fund, a
    fund of Fidelity
    Income Fund,
    providing for
    the transfer of
    all of the assets
    of Fidelity
    Short-Intermed
    iate
    Government
    Fund to Fidelity
    Intermediate
    Government
    Income Fund in
    exchange solely
    for shares of
    beneficial
    interest in
    Fidelity
    Intermediate
    Government
    Income Fund
    and the
    assumption by
    Fidelity
    Intermediate
    Government
    Income Fund of
    Fidelity
    Short-Intermed
    iate
    Government
    Fund's
    liabilities,
    followed by the
    distribution of
    shares of
    Fidelity
    Intermediate
    Government
    Income Fund to
    shareholders of
    Fidelity
    Short-Intermed
    iate
    Government
    Fund in
    liquidation of
    Fidelity
    Short-Intermed
    iate
    Government
    Fund.

FSG-PXC-299    cusip # 316069202/fund# 464

SPARTAN(Registered trademark) SHORT-INTERMEDIATE GOVERMENT FUND
A FUND OF
FIDELITY FIXED-INCOME TRUST
AND
FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND
A FUND OF
FIDELITY CHARLES STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
To the Shareholders of Spartan Short-Intermediate Government Fund (Spartan Short-Intermediate) and Fidelity Short-Intermediate Government Fund (Fidelity Short-Intermediate).
 NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (the Meetings) of Spartan Short-Intermediate and Fidelity Short-Intermediate (the funds) will be held at the office of Fidelity Fixed-Income Trust and Fidelity Charles Street Trust (the trusts), 82 Devonshire Street, Boston, Massachusetts 02109 on April 14, 1999, at 9:00 a.m. Eastern time. The purpose of the Meetings is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meetings or any adjournments thereof. Approval of each proposal will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for both Reorganizations to be approved for either of them to take place.
 (A) To approve an Agreement and Plan of Reorganization between Spartan Short-Intermediate and Fidelity Intermediate Government Income Fund (Intermediate Government), a fund of Fidelity Income Fund, providing for the transfer of all of the assets of Spartan Short-Intermediate to Intermediate Government in exchange solely for shares of beneficial interest of Intermediate Government and the assumption by Intermediate Government of Spartan Short-Intermediate's liabilities, followed by the distribution of Intermediate Government shares to shareholders of Spartan Short-Intermediate in liquidation of Spartan Short-Intermediate.
 (B) To approve an Agreement and Plan of Reorganization between Fidelity Short-Intermediate and Fidelity Intermediate Government Income Fund (Intermediate Government) providing for the transfer of all of the assets of Fidelity Short-Intermediate to Intermediate Government in exchange solely for shares of beneficial interest of Intermediate Government and the assumption by Intermediate Government of Fidelity Short-Intermediate's liabilities, followed by the distribution of Intermediate Government shares to shareholders of Fidelity Short-Intermediate in liquidation of Fidelity Short-Intermediate.
 The Boards of Trustees have fixed the close of business on February 16, 1999 as the record date for the determination of the shareholders of each of Spartan Short-Intermediate and Fidelity Short-Intermediate entitled to notice of, and to vote at, such Meetings and any adjournments thereof.

By order of the Boards of Trustees,
ERIC D. ROITER, Secretary

February 16, 1999

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND a MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
          REGISTRA      VALID
          TION          SIGNATUR
                        E

A.   1)   ABC Corp.     John Smith,
                        Treasurer

     2)   ABC Corp.     John Smith,
                        Treasurer

          c/o John
          Smith,
          Treasurer

B.   1)   ABC Corp.     Ann B.
          Profit        Collins,
          Sharing Plan  Trustee

     2)   ABC Trust     Ann B.
                        Collins,
                        Trustee

     3)   Ann B.        Ann B.
          Collins,      Collins,
          Trustee       Trustee

          u/t/d
          12/28/78

C.   1)   Anthony B.    Anthony B.
          Craft, Cust.  Craft

          f/b/o
          Anthony B.
          Craft, Jr.

          UGMA


SPARTAN(Registered trademark) SHORT-INTERMEDIATE GOVERNMENT FUND
A FUND OF
FIDELITY FIXED-INCOME TRUST
AND
FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND
A FUND OF
FIDELITY CHARLES STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
PROXY STATEMENT AND PROSPECTUS
FEBRUARY 16, 1999

 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Spartan Short-Intermediate Government Fund (Spartan Short-Intermediate), a fund of Fidelity Fixed-Income Trust, and Fidelity Short-Intermediate Government Fund (Fidelity Short-Intermediate), a fund of Fidelity Charles Street Trust (the funds), in connection with the solicitation of proxies by the trusts' Boards of Trustees for use at the Special Meetings of Shareholders of Spartan Short-Intermediate and Fidelity Short-Intermediate and at any adjournments thereof (the Meetings).
 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
 The Meetings will be held on Wednesday, April 14, 1999 at 9:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trusts.
 As more fully described in the Proxy Statement, the purpose of each Meeting is to vote on a proposed reorganization (a Reorganization). Pursuant to each Agreement and Plan of Reorganization (the Agreements), each of Spartan Short-Intermediate and Fidelity Short-Intermediate would transfer all of its assets to Intermediate Government in exchange solely for shares of beneficial interest of Intermediate Government and the assumption by Intermediate Government of Spartan Short-Intermediate's and Fidelity Short-Intermediate's liabilities. The number of shares to be issued in each proposed Reorganization will be based upon each fund's net asset value relative to the net asset value per share of Intermediate Government at the time of the exchange. As provided in the Agreements, Spartan Short-Intermediate and Fidelity Short-Intermediate will distribute shares of Intermediate Government to their shareholders in liquidation of Spartan Short-Intermediate and Fidelity Short-Intermediate on April 22, 1999 and April 29, 1999, respectively, or such other dates as the parties may agree (the Closing Dates). Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for both Reorganizations to be approved for either of them to take place.
 Intermediate Government is a bond fund, a diversified fund of Fidelity Income Fund, an open-end management investment company organized as a Massachusetts business trust on May 2, 1988. Intermediate Government's investment objective is to seek a high level of current income with preservation of capital by investing in U.S. Government securities and instruments related to U.S. Government securities while maintaining a dollar-weighted average maturity of three to ten years.
 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganizations and Intermediate Government that a shareholder should know before voting on a proposed Reorganization. The Statement of Additional Information dated February 16, 1999 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Proxy Statement is accompanied by the Prospectus, dated September 21, 1998 and supplemented on December 7, 1998, which offers shares of Intermediate Government. The Statement of Additional Information for Intermediate Government, dated September 21, 1998 and supplemented on October 8, 1998, is available upon request. Attachment 1 contains excerpts from the Annual Report of Intermediate Government dated July 31, 1998. The Prospectus and Statement of Additional Information for Intermediate Government have been filed with the SEC and are incorporated herein by reference. A Prospectus and Statement of Additional Information for Spartan Short-Intermediate, dated June 26, 1998 and a supplement to the Prospectus dated December 7, 1998, and a Prospectus and Statement of Additional Information for Fidelity Short-Intermediate, dated November 24, 1998 and a supplement to the Prospectus dated December 7, 1998, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting Fidelity Fixed-Income Trust, Fidelity Charles Street Trust, or Fidelity Income Fund at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-8888.

TABLE OF CONTENTS
Voting Information
Synopsis
Comparison of Other Policies of the Funds
Comparison of Principal Risk Factors
The Proposed Transaction
Additional Information about Fidelity Intermediate Government Income
Fund
Miscellaneous
Attachment 1. Excerpts from the Annual Report of Fidelity Intermediate Government Income Fund, dated July 31, 1998
Attachment 2. Annual Fund Operating Expenses and Examples of Fund Expenses for Certain Reorganizations
Exhibit 1. Form of Agreement and Plan of Reorganization between Fidelity Intermediate Government Income Fund and Spartan Short-Intermediate Government Fund
Exhibit 2. Form of Agreement and Plan of Reorganization between Fidelity Intermediate Government Income Fund and Fidelity Short-Intermediate Government Fund

PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETINGS OF SHAREHOLDERS OF
SPARTAN SHORT-INTERMEDIATE GOVERNMENT FUND
A FUND OF
FIDELITY FIXED-INCOME TRUST
AND
FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND
A FUND OF
FIDELITY CHARLES STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

TO BE HELD ON APRIL 14, 1999
_________________________________
VOTING INFORMATION

 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Boards of Trustees of Fidelity Fixed-Income Trust and Fidelity Charles Street Trust (the trusts) to be used at the Special Meetings of Shareholders of Spartan Short-Intermediate Government Fund (Spartan Short-Intermediate) and Fidelity Short-Intermediate Government Fund (Fidelity Short-Intermediate) (the funds) and at any adjournments thereof (the Meetings), each to be held on April 14, 1999, at 9:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trusts and Fidelity Management & Research Company (FMR), the funds' investment adviser.
 The purpose of the Meetings is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about February 16, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trusts. In addition, D.F. King & Co., Inc. and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $2,000 and $3,000, for Spartan Short-Intermediate and Fidelity Short-Intermediate, respectively. For Spartan Short-Intermediate, the expenses incurred in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses incurred in forwarding solicitation material to the beneficial owners of shares. For Fidelity Short-Intermediate, the expenses incurred in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund. The fund will reimburse brokerage firms and others for their reasonable expenses incurred in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card for the applicable Meeting is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the applicable trust, by the execution of a later-dated proxy card, or by attending the applicable Meeting and voting in person.
 All proxy cards solicited by the Boards of Trustees that are properly executed and received by the Secretary prior to the applicable Meeting, and which are not revoked, will be voted at the applicable Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at a Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
  Spartan Short-Intermediate and Fidelity Short-Intermediate may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of each fund at an anticipated cost of approximately $3,000 and $4,000, respectively. For Spartan Short-Intermediate, the expenses incurred in connection with telephone voting will be borne by FMR. For Fidelity Short-Intermediate, the expenses incurred in connection with telephone voting will be paid by the fund. If a fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of a Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on an item in this Proxy Statement or on any other business properly presented at a Meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each fund and of Fidelity Intermediate Government Income Fund (Intermediate Government) issued and outstanding on November 30, 1998 are listed below.

SPARTAN               7,598,442
SHORT-INTERMEDIATE

FIDELITY            14,046,947
SHORT-INTERMEDIATE

INTERMEDIATE        76,572,674
GOVERNMENT

Shareholders of record of Spartan Short-Intermediate and Fidelity Short-Intermediate at the close of business on February 16, 1999 will be entitled to vote at the applicable Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 As of November 30, 1998, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares. As of November 30, 1998, the following shareholder owned of record and beneficially 5% or more of a fund's outstanding shares:
 Fidelity Short-Intermediate: Bank of New York, New York, NY (6.24%). To the knowledge of each trust and each fund, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of its respective fund on that date. If both Reorganizations became effective on November 30, 1998, there would have been no shareholder who owned of record 5% or more of the outstanding shares of the combined fund as a result of the Reorganizations. If only the Spartan Short-Intermediate Reorganization became effective on November 30, 1998, there would have been no shareholder who owned of record 5% or more of the outstanding shares of the combined fund as a result of the Reorganization. If only the Fidelity Short-Intermediate Reorganization became effective on November 30, 1998, there would have been no shareholder who owned of record 5% or more of the outstanding shares of the combined fund as a result of the Reorganization.
VOTE REQUIRED: APPROVAL OF EACH REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF SPARTAN SHORT-INTERMEDIATE OR FIDELITY SHORT-INTERMEDIATE, AS APPLICABLE. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT A MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

SYNOPSIS
 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreements, and in the Prospectuses of Spartan Short-Intermediate, Fidelity Short-Intermediate, and Intermediate Government, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Intermediate Government for more complete information.
 The proposed reorganizations (the Reorganizations) would merge Spartan Short-Intermediate and Fidelity Short-Intermediate into Intermediate Government, a bond fund also managed by FMR. If the Reorganizations are approved, Spartan Short-Intermediate and Fidelity Short-Intermediate will cease to exist and current shareholders of each fund will become shareholders of Intermediate Government instead. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for both of the Reorganizations to be approved for either one of them to take place.
INVESTMENT OBJECTIVES AND POLICIES
 The following paragraphs summarize the investment objectives and policy differences between Spartan Short-Intermediate, Fidelity Short-Intermediate, and Intermediate Government.
 Spartan Short-Intermediate, Fidelity Short-Intermediate, and Intermediate Government have substantially similar investment objectives: to seek a high level of current income as is consistent with the preservation of capital.
 The funds invest only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities under normal conditions. FMR, the funds' investment adviser, normally invests at least 65% of each fund's total assets in U.S. Government securities and in repurchase agreements for U.S. Government securities.
 The main differences among the funds are their average maturity and their interest rate risk. Both Fidelity Short-Intermediate and Spartan Short-Intermediate seek to maintain an average maturity between two and five years and are managed to have similar overall interest rate risk to an index of U.S. Government bonds with maturities between one and five years. Intermediate Government, by contrast, seeks to maintain an average maturity between three and ten years and is managed to have similar overall interest rate risk to an index of U.S. Government bonds with maturities between one and ten years. Intermediate Government, therefore, has a longer average maturity and greater interest rate risk than both Spartan Short-Intermediate and Fidelity Short-Intermediate.
EXPENSE STRUCTURES
 Spartan Short-Intermediate and Intermediate Government have similar contractual expense structures. Fidelity Short-Intermediate and Intermediate Government differ with respect to their contractual expense structures. Each of the three funds pays a monthly management fee to FMR. Spartan Short-Intermediate and Intermediate Government each pays an all-inclusive management fee to FMR (at an annual rate of 0.65% of average net assets) which covers substantially all of each fund's expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses). Fidelity Short-Intermediate, by contrast, pays its management fee and other expenses separately. Its management fee and other expenses, as a percentage of its average net assets, vary from year to year. Fidelity Short-Intermediate's total operating expenses (the sum of its management fee and other expenses) were 0.79% of its average net assets for the 12 months ended July 31, 1998. If one or both of the Reorganizations are approved, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of its average net assets through June 30, 2001 (excluding interest, taxes, brokerage commissions and extraordinary expenses). After that date, the combined fund's expenses could increase.
 In sum, the proposed Spartan Short-Intermediate merger would provide Spartan Short-Intermediate shareholders with the opportunity to participate in a larger, similar fund with greater interest rate risk and expenses guaranteed to be lower than Spartan Short-Intermediate's for more than two years. Greater interest rate risk would likely result in better relative performance during periods of falling interest rates and worse relative performance during periods of rising interest rates. Intermediate Government has had better historical performance and greater interest rate risk than Spartan Short-Intermediate.
 In sum, the proposed Fidelity Short-Intermediate merger would provide Fidelity Short-Intermediate shareholders with the opportunity to participate in a larger, similar fund with greater interest rate risk and expenses guaranteed to be lower than Fidelity Short-Intermediate's for more than two years. Greater interest rate risk would likely result in better relative performance during periods of falling interest rates and worse relative performance during periods of rising interest rates. Intermediate Government has had better historical performance and greater interest rate risk than Fidelity Short-Intermediate.
 The Boards of Trustees believe that each Reorganization would benefit Spartan Short-Intermediate and Fidelity Short-Intermediate shareholders, as applicable, and recommend that shareholders vote in favor of the applicable Reorganization.
THE PROPOSED REORGANIZATIONS
 Shareholders of Spartan Short-Intermediate and Fidelity Short-Intermediate will be asked at the Meetings to vote upon and approve a Reorganization and an Agreement, which provides for the acquisition by Intermediate Government of all of the assets of Spartan Short-Intermediate or Fidelity Short-Intermediate, as applicable, in exchange solely for shares of Intermediate Government and the assumption by Intermediate Government of the liabilities of Spartan Short-Intermediate and Fidelity Short-Intermediate. Spartan Short-Intermediate and Fidelity Short-Intermediate will each then distribute the shares of Intermediate Government to its respective shareholders, so that each shareholder will receive the number of full and fractional shares of Intermediate Government equal in value to the aggregate net asset value of the shareholder's shares of Spartan Short-Intermediate or Fidelity Short-Intermediate on the applicable Closing Date (defined below). The exchange of Spartan Short-Intermediate's and Fidelity Short-Intermediate's assets for Intermediate Government's shares will occur as of the close of business of the New York Stock Exchange (NYSE) on April 22, 1999 and April 29, 1999, respectively, or such other time and date as the parties may agree (the Closing Dates). Spartan Short-Intermediate and Fidelity Short-Intermediate will then be liquidated as soon as practicable thereafter. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected.
 Each fund has received an opinion of counsel that the applicable Reorganization will not result in any gain or loss for federal income tax purposes either to Spartan Short-Intermediate or Fidelity Short-Intermediate, or to the shareholders of each fund. The rights and privileges of the former shareholders of Spartan Short-Intermediate and Fidelity Short-Intermediate will be effectively unchanged by the Reorganizations, except as described on page __ under the heading "Forms of Organization."
COMPARATIVE FEE TABLES
 Each fund pays a management fee to FMR for managing its investments and business affairs which is calculated and paid to FMR every month.
 Spartan Short-Intermediate and Intermediate Government each pays FMR a management fee at an annual rate of 0.65% of its respective average net assets. FMR not only provides each fund with investment advisory and research services, but also pays all of each fund's expenses, with the exception of fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such non-recurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The management fee that each fund pays FMR is reduced by an amount equal to the fees and expenses paid by that fund to the non-interested Trustees.
 In contrast, Fidelity Short-Intermediate pays a management fee and other expenses separately. Fidelity Short-Intermediate's management fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's monthly average net assets. The group fee rate is based on the monthly average net assets of all mutual funds advised by FMR. The individual fund fee rate is 0.30% of the fund's average net assets. In addition to the management fee payable by the fund, Fidelity Short-Intermediate also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the 12 months ended July 31, 1998, Fidelity Short-Intermediate's management fee was 0.44% of its average net assets and its total operating expenses were 0.79% of its average net assets.
 If shareholders approve one or both of the Reorganizations, the combined fund will retain Intermediate Government's expense structure, requiring payment of an all-inclusive management fee. FMR has agreed to voluntarily limit the combined fund's total operating expenses to 0.63% (excluding interest, taxes, brokerage commissions and extraordinary expenses) of its average net assets through June 30, 2001. The expense limitation would lower Spartan Short-Intermediate's total operating expenses from 0.65% to 0.63% of its average net assets. The expense limitation would lower Fidelity Short-Intermediate's total operating expenses from 0.79% to 0.63% of the fund's average net assets. The expense limitation would begin on the first business day after the Closing Date of each Reorganization. After June 30, 2001, the combined fund's expenses could increase. If a proposed Reorganization is not approved, that fund will maintain its current fee structure. For more information about the funds' current fees, refer to their Prospectuses.
 The following table shows the fees and expenses for each fund for the year ended July 31, 1998, adjusted to reflect current fees, and pro forma fees for the combined fund based on the same time period after giving effect to the Reorganizations, including the effect of FMR's guaranteed expense limitation of 0.63% of average net assets through June 30, 2001 (excluding interest, taxes, brokerage commissions and extraordinary expenses).
ANNUAL FUND OPERATING EXPENSES
 Annual fund operating expenses are paid out of each fund's assets. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund. Attachment 2 provides expense information for the combined fund if either one of the Reorganizations is not approved.
IF BOTH REORGANIZATIONS ARE APPROVED:

         SPARTAN       FIDELITY       INTERMEDIATE   PRO
         SHORT-INTERM  SHORT-INTERME  GOVERNMENT     FORMA
         EDIATE        DIATE                         EXPENSE
                                                     S* -
                                                     COMBIN
                                                     ED FUND

MANAGE   0.65%         0.44%          0.65%          0.63%
MENT                                                 (AFTER
FEE                                                  REIMBUR
                                                     SEMENT)

12B-1    NONE          NONE           NONE           NONE
FEE

OTHER    0.00%         0.35%          0.00%          0.00%
EXPENSE
S

TOTAL    0.65%         0.79%          0.65%          0.63%
OPERATI                                              (AFTER
NG                                                   REIMBUR
EXPENSE                                              SEMENT)
S

* If one or both of the Reorganizations are approved, FMR has agreed to limit the total operating expenses of the combined fund to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. If this agreement were not in effect, the combined fund's management fee, other expenses, and total operating expenses would be 0.65%, 0.00%, and 0.65%, respectively.

EXAMPLES OF EFFECT OF FUND EXPENSES
 The following table illustrates the expenses on a hypothetical $1,000 investment in each fund under the current and pro forma (combined fund) expenses (after voluntary reimbursement for the combined fund) calculated at the rates stated above, assuming a 5% annual return. Attachment 2 provides examples of the effect of fund expenses for the combined fund if both Reorganizations are not approved.

IF BOTH REORGANIZATIONS ARE APPROVED:

          SPARTAN            FIDELITY           INTERMEDIATE   COMBINED FUND
          SHORT-INTERMEDIAT  SHORT-INTERMEDIAT  GOVERNMENT     (PRO FORMA)
          E                  E

1 YEAR    $7                 $8                 $7             $6

3 YEARS   $21                $25                $21            $20

5 YEARS   $36                $44                $36            $35

10 YEARS  $81                $98                $81            $79


 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

COMBINED CAPITALIZATION
 The following table shows the capitalization of the funds as of July 31, 1998 and on a pro forma combined basis (unaudited) as of that date giving effect to both Reorganizations.

           NET ASSETS      NET ASSET VALUE   SHARES OUTSTANDING
                           PER SHARE

SPARTAN    $   75,535,644  $ 9.38              8,053,544
SHORT-I
NTERMED
IATE

FIDELITY   $ 127,761,710   $ 9.37            13,639,898
SHORT-I
NTERMED
IATE

INTERME    $ 703,830,764   $ 9.78            71,942,356
DIATE
GOVERN
MENT

PRO        $ 907,128,118   $ 9.78            92,729,407
FORMA
COMBIN
ED FUND

FORMS OF ORGANIZATION
 Spartan Short-Intermediate and Fidelity Short-Intermediate are diversified funds of Fidelity Fixed-Income Trust and Fidelity Charles Street Trust, respectively, both open-end management investment companies. Fidelity Fixed-Income Trust and Fidelity Charles Street Trust were organized as Massachusetts business trusts on December 18, 1992 and July 13, 1991, respectively. Intermediate Government is a diversified fund of Fidelity Income Fund, an open-end management investment company organized as a Massachusetts business trust on May 2, 1988. Each trust is authorized to issue an unlimited number of shares of beneficial interest. The Declarations of Trust under which Spartan Short-Intermediate and Fidelity Short-Intermediate are organized require shareholder approval to reorganize or terminate the trust or any of its series and to amend the Declaration of Trust. The Declaration of Trust under which Intermediate Government is organized permits the Trustees, subject to the Investment Company Act of 1940 and applicable state law, to reorganize or terminate the trust or any of its series without shareholder approval. Also, it permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Therefore, if either Reorganization is approved, the former shareholders of Spartan Short-Intermediate and Fidelity Short-Intermediate, as applicable, would become shareholders of a fund organized under a Declaration of Trust that gives Trustees broader powers, subject to the limitations of the 1940 Act and applicable state law. For more information regarding shareholder rights, refer to the section of each fund's Statement of Additional Information called "Description of the Trust."
INVESTMENT OBJECTIVES AND POLICIES
 The investment objectives of Spartan Short-Intermediate and Fidelity Short-Intermediate, to seek as high a level of current income as is consistent with the preservation of capital, is substantially the same as the investment objective of Intermediate Government, which seeks a high level of current income as is consistent with the preservation of capital. Each fund attempts to achieve its objective by investing in U.S. Government securities, repurchase agreements, and other instruments related to U.S. Government securities under normal conditions.

INVESTMENT POLICIES AND CHARACTERISTICS
 The following table summarizes the funds' investment policies and characteristics.

           OVERALL         AVERAGE     AVERAGE
           INTEREST RATE   MATURITY    MATURITY AS OF
           RISK            POLICY      NOVEMBER 30,
                                       1998

SPARTAN    1-5 YEARS       2-5 YEARS   3.3 YEARS
SHORT-INT
ERMEDIAT
E

FIDELITY   1-5 YEARS       2-5 YEARS   3.4 YEARS
SHORT-INT
ERMEDIAT
E

INTERMED   1-10 YEARS      3-10 YEARS  4.7 YEARS
IATE
GOVERNM
ENT

SPARTAN SHORT-INTERMEDIATE
 Spartan Short-Intermediate maintains a shorter average maturity than Intermediate Government. Spartan Short-Intermediate normally maintains an average maturity between two and five years. FMR manages Spartan Short-Intermediate to have similar overall interest rate risk to the Lehman Brothers 1-5 Year U.S. Government Bond Index, an index of U.S. Government fixed- rate debt issues with maturities between one and five years. By contrast, Intermediate Government normally maintains an average maturity between three and ten years. FMR manages Intermediate Government to have similar overall interest rate risk to the Lehman Brothers Intermediate Government Bond Index, an index of U.S. Government fixed-rate debt issues with maturities between one and ten years. On November 30, 1998, Spartan Short-Intermediate's average maturity was 3.3 years, and Intermediate Government's average maturity was 4.7 years.
 If Spartan Short-Intermediate shareholders approve the Reorganization, FMR may sell shorter-term securities held by Spartan Short-Intermediate in the period between shareholder approval and the Closing Date. Such selling could cause the average maturity of Spartan Short-Intermediate to rise above five years during this period. Any transaction costs associated with such portfolio adjustments will be borne by Spartan Short-Intermediate.
FIDELITY SHORT-INTERMEDIATE
 Fidelity Short-Intermediate maintains a shorter average maturity than Intermediate Government. Fidelity Short-Intermediate normally maintains an average maturity between two and five years. FMR manages Fidelity Short-Intermediate to have similar overall interest rate risk to the Lehman Brothers 1-5 Year U.S. Government Bond Index, an index of U.S. Government fixed- rate debt issues with maturities between one and five years. By contrast, Intermediate Government normally maintains an average maturity between three and ten years. FMR manages Intermediate Government to have similar overall interest rate risk to the Lehman Brothers Intermediate Government Bond Index, an index of U.S. Government fixed rate debt issues with maturities between one and ten years. On November 30, 1998, Fidelity Short-Intermediate's average maturity was 3.4 years, and Intermediate Government's average maturity was 4.7 years.
 If Fidelity Short-Intermediate shareholders approve the Reorganization, FMR may sell shorter-term securities held by Fidelity Short-Intermediate in the period between shareholder approval and the Closing Date. Such selling could cause the average maturity of Fidelity Short-Intermediate to rise above five years during this period. Any transaction costs associated with such portfolio adjustments will be borne by Fidelity Short-Intermediate.
 The investment objectives of Spartan Short-Intermediate, Fidelity Short-Intermediate, and Intermediate Government are fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the applicable fund. There can be no assurance that any fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed without shareholder approval.
PERFORMANCE COMPARISONS OF THE FUNDS
 The following table compares the funds' average annual total returns for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR TOTAL RETURNS
(PERIODS ENDED DECEMBER 31)

               1994     1995    1996   1997   1998*

SPARTAN        (0.52)%  12.29%  4.27%  6.61%  6.22%
SHORT-INTERM
EDIATE**

FIDELITY       (1.38)%  11.86%  4.06%  6.61%  7.09%
SHORT-INTERM
EDIATE

INTERMEDIATE   (0.95%)  13.93%  4.14%  7.70%  6.04%
GOVERNMENT*
*

*  Through November 30, 1998
** If the fund had not been in reimbursement during the periods shown, total returns would have been lower.

 The following table compares each fund's individual cumulative total returns for the periods indicated. Please note that cumulative total returns are based on past results and are not an indication of future performance.

CUMULATIVE TOTAL RETURNS
(PERIODS ENDED DECEMBER 31, 1997)

           1 YEAR  3 YEAR

SPARTAN    6.61%   24.82%
SHORT-INT
ERMEDIAT
E*

FIDELITY   6.61%   24.09%
SHORT-INT
ERMEDIAT
E

INTERMED   7.70%   27.78%
IATE
GOVERNM
ENT*

 *If the fund had not been in reimbursement during the periods shown, total returns would have been lower.

 The tables above show that the funds have experienced relatively similar performance over the time periods shown, with Intermediate Government slightly outperforming Spartan Short-Intermediate and Fidelity Short-Intermediate. Differences in performance may be attributed, in part, to Intermediate Government's longer average maturity.
 The following graphs show the value of a hypothetical $10,000 investment in Spartan Short-Intermediate and Fidelity Short-Intermediate made on December 31, 1995, assuming all distributions are reinvested. The graphs compare the cumulative total returns, on a monthly basis from December 31, 1995 through September 30, 1998, of the funds to the total returns of Intermediate Government for the same period.

Spartan Sht-Int Govt.        Intermediate Govt Income
00474                       00452
1995/12/31      10000.00                    10000.00
1996/01/31      10081.75                    10085.02
1996/02/29      10023.44                     9987.35
1996/03/31       9989.61                     9931.75
1996/04/30       9974.91                     9903.63
1996/05/31       9972.76                     9898.01
1996/06/30      10052.63                     9993.35
1996/07/31      10091.45                    10027.84
1996/08/31      10116.08                    10040.28
1996/09/30      10217.04                    10168.40
1996/10/31      10352.81                    10340.46
1996/11/30      10454.60                    10471.14
1996/12/31      10426.86                    10413.80
1997/01/31      10464.89                    10451.77
1997/02/28      10485.31                    10473.05
1997/03/31      10453.27                    10405.45
1997/04/30      10530.98                    10518.28
1997/05/31      10597.71                    10600.54
1997/06/30      10685.04                    10693.18
1997/07/31      10832.94                    10886.25
1997/08/31      10829.55                    10857.47
1997/09/30      10918.58                    10982.90
1997/10/31      11009.39                    11098.46
1997/11/30      11037.91                    11133.10
1997/12/31      11116.14                    11215.22
1998/01/31      11228.66                    11354.75
1998/02/28      11240.32                    11351.52
1998/03/31      11267.83                    11386.66
1998/04/30      11305.46                    11443.92
1998/05/31      11372.64                    11515.70
1998/06/30      11417.26                    11586.98
1998/07/31      11463.75                    11624.11
1998/08/31      11607.16                    11791.10
1998/09/30      11788.99
12042.19IMATRL PRASUN   SHR__CHT 19981031 19981202
161107 R00000000000074



Short-Intermediate Govt.    Intermediate Govt. Income

           00464                       00452

1995/12/31      10000.00                    10000.00
1996/01/31      10089.30                    10085.02
1996/02/29      10026.44                     9987.35
1996/03/31       9986.37                     9931.75
1996/04/30       9969.17                     9903.63
1996/05/31       9968.99                     9898.01
1996/06/30      10037.31                     9993.35
1996/07/31      10075.91                    10027.84
1996/08/31      10103.65                    10040.28
1996/09/30      10196.79                    10168.40
1996/10/31      10335.11                    10340.46
1996/11/30      10430.89                    10471.14
1996/12/31      10406.16                    10413.80
1997/01/31      10447.28                    10451.77
1997/02/28      10474.38                    10473.05
1997/03/31      10428.04                    10405.45
1997/04/30      10517.05                    10518.28
1997/05/31      10585.61                    10600.54
1997/06/30      10663.67                    10693.18
1997/07/31      10810.91                    10886.25
1997/08/31      10809.07                    10857.47
1997/09/30      10900.04                    10982.90
1997/10/31      10990.79                    11098.46
1997/11/30      11017.79                    11133.10
1997/12/31      11093.60                    11215.22
1998/01/31      11216.49                    11354.75
1998/02/28      11217.65                    11351.52
1998/03/31      11248.77                    11386.66
1998/04/30      11288.27                    11443.92
1998/05/31      11345.50                    11515.70
1998/06/30      11394.83                    11586.98
1998/07/31      11446.19                    11624.11
1998/08/31      11581.48                    11791.10
1998/09/30      11752.25
12042.19IMATRL PRASUN   SHR__CHT 19980930 19981202
172232 R00000000000088

COMPARISON OF OTHER POLICIES OF THE FUNDS
 DIVERSIFICATION. Spartan Short-Intermediate, Fidelity Short-Intermediate and Intermediate Government are diversified funds. As a matter of fundamental policy, with respect to 75% of each fund's total assets, the fund may not invest more than 5% of its total assets in the securities of a single issuer, and the fund may not hold more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities. For Intermediate Government, these limitations also do not apply to securities of other investment companies.
 BORROWING. Each fund may borrow money from banks or from other funds advised by FMR, or through reverse repurchase agreements. As a matter of fundamental policy, each fund may borrow money for temporary or emergency purposes, but not in an amount exceeding 33-1/3% of its total assets.
 LENDING. Each fund does not currently intend to lend assets, other than securities, to other parties, except by lending money (up to 7.5% of the fund's net assets) to other funds or portfolios advised by FMR or an affiliate, or by acquiring loans, loan participations, or other forms of direct debt instruments. As a matter of fundamental policy, each fund may not lend more than 33-1/3% of its total assets to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
 TEMPORARY DEFENSIVE POLICIES. FMR normally invests each fund's assets according to the fund's investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market instruments or short-term debt instruments for temporary defensive purposes.
 For more information about the risks and restrictions associated with these policies, see each fund's Prospectus, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference. OPERATIONS OF INTERMEDIATE GOVERNMENT FOLLOWING A REORGANIZATION
 FMR does not expect Intermediate Government to revise its investment policies as a result of a Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, investment adviser, distributor, and other agents will continue to serve Intermediate Government in their current capacities. Curt Hollingsworth was the Portfolio Manager of each fund until December 6, 1998. Andrew Dudley is currently responsible for portfolio management of each fund and is expected to continue to be responsible for portfolio management of Intermediate Government after a Reorganization.
 All of the current investments of Spartan Short-Intermediate and Fidelity Short-Intermediate are permissible investments for Intermediate Government. FMR may sell up to 50% of the securities held by each of Spartan Short-Intermediate and Fidelity Short-Intermediate between shareholder approval and the Closing Date of the applicable Reorganization. Transaction costs associated with such adjustments that occur between shareholder approval and the fund's applicable Closing Date will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the fund's applicable Closing Date will be borne by Intermediate Government. PURCHASES AND REDEMPTIONS
 The price to buy one share of each fund is each fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Your shares are purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time. Refer to each fund's Prospectus for more information regarding how to buy shares.
 The redemption policies for each fund are identical. The price to sell one share of each fund is the fund's NAV. Your shares will be sold at the next NAV calculated after your order is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
 For Spartan Short-Intermediate, the minimum initial investment amount is $10,000, the minimum additional investment amount is $1,000, and the minimum account balance is $5,000. For Fidelity Short-Intermediate and Intermediate Government, the minimum initial investment amount is $2,500, the minimum additional investment amount is $250, and the minimum account balance is $2,000.
 If shareholders of Spartan Short-Intermediate approve their Reorganization, they would become shareholders of a fund with lower minimum investment and balance requirements than Spartan Short-Intermediate. The minimum investment and balance requirements for shareholders of Fidelity Short-Intermediate would be unchanged by that fund's Reorganization.
 On June 26, 1998, Spartan Short-Intermediate and Fidelity Short-Intermediate closed to new accounts pending the Reorganizations. Spartan Short-Intermediate and Fidelity Short-Intermediate shareholders can continue to purchase shares of their respective fund on or prior to the applicable Closing Date. Shareholders of each fund may redeem shares through the Closing Date of that fund's Reorganization. If one or both of the Reorganizations are approved, the purchase and redemption policies of the combined fund will be the same as the current policies of Intermediate Government.
EXCHANGES
 The exchange privilege currently offered by each fund is the same and is not expected to change after the Reorganizations. Shareholders of the funds may exchange their shares of a fund for shares of any other Fidelity fund available in a shareholder's state.
DIVIDENDS AND OTHER DISTRIBUTIONS
 Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each fund declares income dividends daily and pays them monthly. Capital gains for Spartan Short-Intermediate are normally distributed in June and December. Capital gains for Fidelity Short-Intermediate are normally distributed in December. Capital gains for Intermediate Government are normally distributed in September and December. On or before the Closing Date, Spartan Short-Intermediate and Fidelity Short-Intermediate may declare additional dividends or other distributions in order to distribute substantially all of their investment company taxable income and net realized capital gain.
 Each of Spartan Short-Intermediate and Fidelity Short-Intermediate will be required to recognize gain or loss on Section 1256 contracts held by the individual fund on the last day of its taxable year which is April 30 and September 30, 1998, respectively.
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS
 Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the applicable Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, except with respect to Section 1256 contracts, no gain or loss will be recognized by the funds or their shareholders as a result of a Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.
 On August 31, 1998, Spartan Short-Intermediate and Fidelity Short-Intermediate had unrealized gains of approximately $613,390 and $717,837, respectively. During the period between shareholder approval and the applicable Closing Date, FMR may sell some of these funds' short-term securities to increase each fund's average maturity. Selling these securities may result in realization of capital gains, which, when distributed, would be taxable to the funds' shareholders.
 As of April 30, 1998, Spartan Short-Intermediate has capital loss carryforwards for federal tax purposes of approximately $4,460,000.
As of September 30, 1998, Fidelity Short-Intermediate has capital loss carryforwards for federal tax purposes of approximately $10,705,000. As of July 31, 1998, Intermediate Government has capital loss carryforwards for federal tax purposes of approximately $55,907,000. Under current federal income tax law, Intermediate Government may be limited to using only a portion, if any, of its capital loss carryforwards or the capital loss carryforwards transferred by Fidelity Short-Intermediate and Spartan Short-Intermediate at the time of the applicable Reorganization. There is no assurance that Intermediate Government will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforwards attributable to Spartan Short-Intermediate will expire between July 31, 2001 and July 31, 2005. The capital loss carryforwards attributable to Fidelity Short-Intermediate will expire between July 31, 2000 and July 31, 2004. The capital loss carryforwards attributable to Intermediate Government will expire between July 31, 2003 and July 31, 2005.
COMPARISON OF PRINCIPAL RISK FACTORS
 Each fund is subject to the risks normally associated with bond funds. As described more fully above, the funds have similar investment objectives, policies, and permissible investments.
 INVESTMENT STRATEGY. SPARTAN SHORT-INTERMEDIATE and Intermediate Government have substantially similar investment strategies.
 Because each fund invests only in short-term or intermediate-term U.S. Government securities and related instruments, the funds have substantially similar levels of risk. However, Intermediate Government may present a slightly greater risk than Spartan Short-Intermediate because it maintains a longer average maturity than Spartan Short-Intermediate and is managed to have greater interest rate risk than Spartan Short-Intermediate.
 Interest rate risk refers to the degree to which a fund is affected by changes in interest rates. Typically, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes, that is, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. Mutual funds that invest in longer-term bonds, therefore, are usually more sensitive to changes in interest rates than funds that invest in shorter-term bonds. Therefore, Intermediate Government may have better performance than Spartan Short-Intermediate during periods of falling interest rates, but poorer performance during periods of rising interest rates.
 For a more complete discussion of the risks associated with bond funds, please refer to the Investment Principles and Risks section of each fund's prospectus.
 INVESTMENT STRATEGY. FIDELITY SHORT-INTERMEDIATE and Intermediate Government have substantially similar investment strategies.
 Because each fund invests only in short-term or intermediate-term U.S. Government securities and related instruments, the funds have substantially similar levels of risk. However, Intermediate Government may present a slightly greater risk than Fidelity Short-Intermediate because it maintains a longer average maturity than Fidelity Short-Intermediate and is managed to have greater interest rate risk than Fidelity Short-Intermediate.
 Interest rate risk refers to the degree to which a fund is affected by changes in interest rates. Typically, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes, that is, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. Mutual funds that invest in longer-term bonds, therefore, are usually more sensitive to changes in interest rates than funds that invest in shorter-term bonds. Therefore, Intermediate Government may have better performance than Fidelity Short-Intermediate during periods of falling interest rates, but poorer performance during periods of rising interest rates.
 For a more complete discussion of the risks associated with bond funds, please refer to the Investment Principles and Risks section of each fund's prospectus.

SPARTAN SHORT-INTERMEDIATE AND FIDELITY SHORT-INTERMEDIATE
 If shareholders approve one or both Reorganizations, FMR may sell up to 50% of Spartan Short-Intermediate's or Fidelity Short-Intermediate's securities, as applicable, which may cause that fund's average maturity to rise above five years during the period from the meeting date to the applicable Closing Date. This would increase the fund's interest rate risk as well as its potential for earning higher income.
 In addition, depending on market conditions during that period, it may be necessary to sell some of Intermediate Government's shorter-term securities as well. FMR expects that the impact of portfolio adjustments to Intermediate Government will be minimal.

THE PROPOSED TRANSACTIONS
A. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN SHORT-INTERMEDIATE GOVERNMENT FUND AND FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND.
REORGANIZATION PLAN
 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.
 The Agreement contemplates (a) Intermediate Government acquiring as of the Closing Date all of the assets of Spartan Short-Intermediate in exchange solely for shares of Intermediate Government and the assumption by Intermediate Government of Spartan Short-Intermediate's liabilities; and (b) the distribution of shares of Intermediate Government to the shareholders of Spartan Short-Intermediate as provided for in the Agreement.
 The assets of Spartan Short-Intermediate to be acquired by Intermediate Government include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Short-Intermediate, and any deferred or prepaid expenses shown as an asset on the books of Spartan Short-Intermediate on the Closing Date. Intermediate Government will assume from Spartan Short-Intermediate all liabilities, debts, obligations, and duties of Spartan Short-Intermediate of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Spartan Short-Intermediate will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Intermediate Government also will deliver to Spartan Short-Intermediate the number of full and fractional shares of Intermediate Government having an aggregate net asset value equal to the value of the assets of Spartan Short-Intermediate less the liabilities of Spartan Short-Intermediate as of the Closing Date. Spartan Short-Intermediate shall then distribute the Intermediate Government shares pro rata to its shareholders.
 The value of Spartan Short-Intermediate's assets to be acquired by Intermediate Government and the amount of its liabilities to be assumed by Intermediate Government will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Spartan Short-Intermediate's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Intermediate Government will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.
 As of the Closing Date, Spartan Short-Intermediate will distribute to its shareholders of record the shares of Intermediate Government it received, so that each Spartan Short-Intermediate shareholder will receive the number of full and fractional shares of Intermediate Government equal in value to the aggregate net asset value of shares of Spartan Short-Intermediate held by such shareholder on the Closing Date; Spartan Short-Intermediate will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Intermediate Government in the names of the Spartan Short-Intermediate shareholders and by transferring thereto shares of Intermediate Government. Each Spartan Short-Intermediate shareholder's account shall be credited with the respective pro rata number of full and fractional shares (rounded to the third decimal place) of Intermediate Government due that shareholder. Intermediate Government shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Spartan Short-Intermediate shareholder will own shares of Intermediate Government equal in value to the aggregate net asset value of that shareholder's shares of Spartan Short-Intermediate immediately prior to the Reorganization. The net asset value per share of Intermediate Government will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of shares of Intermediate Government in a name other than that of the registered holder of the shares on the books of Spartan Short-Intermediate as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan Short-Intermediate is and will continue to be its responsibility up to and including the date on which it is terminated.
 Pursuant to its all-inclusive management contract with Spartan Short-Intermediate, FMR will bear the cost of Spartan Short-Intermediate's Reorganization. Reorganization costs include professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Spartan Short-Intermediate due to the Reorganization prior to the Closing Date which will be borne by Spartan Short-Intermediate. Any transaction costs associated with portfolio adjustments due to the Reorganization which occur after the Closing Date and any additional reorganization-related costs attributable to Intermediate Government which occur after the Closing Date will be borne by Intermediate Government. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended, modified, or supplemented in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.
REASONS FOR THE REORGANIZATION
 The Boards of Trustees (the Boards) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.
 In considering the Reorganization, the Boards considered a number of factors, including the following:
 (1) the compatibility of the funds' investment objectives and policies;
 (2)  the historical performance of the funds;
 (3) the relative expense ratios of the funds;
 (4) the costs to be incurred by each fund as a result of the Reorganization;
 (5)  the tax consequences of the Reorganization;
 (6)  the relative size of the funds;
 (7)  the elimination of similar funds;
 (8) the impact of the changes to the taxable bond product line on the fund's and their shareholders; and
 (9)  the benefit to FMR and to the shareholders of the funds.
 FMR recommended the Reorganization to the Boards at a meeting of the Boards on October 15, 1998. In recommending the Reorganization, FMR advised the Boards that the funds have similar investment objectives, policies, and investment portfolios. In particular, FMR informed the Boards that the funds differed primarily with respect to the average maturities of their investments and their initial and additional investment and account balance minimums.
 The Boards considered that the proposed merger would provide shareholders of Spartan Short-Intermediate with a fund that has higher historical returns because of, among other reasons, Intermediate Government's longer average maturity.
 In addition, the Boards also considered that if the Reorganization is approved, FMR would voluntarily limit the combined fund's total operating expenses to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. This expense limitation would lower the total operating expenses of Spartan Short-Intermediate Government from 0.65% to 0.63% of its average net assets.
 Finally, the Boards considered the proposed Reorganization in the context of a general goal of reducing the number of similar funds managed by FMR. While the reduction of similar funds and funds with lower assets potentially would benefit FMR, it should also benefit shareholders by facilitating increased operational efficiencies. DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Fidelity Income Fund (the trust) is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Intermediate Government is one of three funds of the trust. Each share of Intermediate Government represents an equal proportionate interest with each other share of the fund, and each such share of Intermediate Government is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Intermediate Government have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."
 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Spartan Short-Intermediate's assets for Intermediate Government shares and the assumption of the liabilities of Spartan Short-Intermediate by Intermediate Government is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Spartan Short-Intermediate and Intermediate Government, substantially to the effect that:
 (i) The acquisition by Intermediate Government of all of the assets of Spartan Short-Intermediate solely in exchange for Intermediate Government shares and the assumption by Intermediate Government of Spartan Short-Intermediate's liabilities, followed by the distribution by Spartan Short-Intermediate of Intermediate Government shares to the shareholders of Spartan Short-Intermediate pursuant to the liquidation of Spartan Short-Intermediate and constructively in exchange for their Spartan Short-Intermediate shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Spartan Short-Intermediate and Intermediate Government will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Spartan Short-Intermediate upon the transfer of all of its assets to Intermediate Government in exchange solely for Intermediate Government shares and Intermediate Government's assumption of Spartan Short-Intermediate's liabilities, followed by Spartan Short-Intermediate's subsequent distribution of those shares to its shareholders in liquidation of Spartan Short-Intermediate;
 (iii) No gain or loss will be recognized by Intermediate Government upon the receipt of the assets of Spartan Short-Intermediate in exchange solely for Intermediate Government shares and its assumption of Spartan Short-Intermediate's liabilities;
 (iv) The shareholders of Spartan Short-Intermediate will recognize no gain or loss upon the exchange of their Spartan Short-Intermediate shares solely for Intermediate Government shares;
 (v) The basis of Spartan Short-Intermediate's assets in the hands of Intermediate Government will be the same as the basis of those assets in the hands of Spartan Short-Intermediate immediately prior to the Reorganization, and the holding period of those assets in the hands of Intermediate Government will include the holding period of those assets in the hands of Spartan Short-Intermediate;
 (vi) The basis of Spartan Short-Intermediate shareholders in Intermediate Government shares will be the same as their basis in Spartan Short-Intermediate shares to be surrendered in exchange therefor; and
 (vii) The holding period of the Intermediate Government shares to be received by the Spartan Short-Intermediate shareholders will include the period during which the Spartan Short-Intermediate shares to be surrendered in exchange therefor were held, provided such Spartan Short-Intermediate shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Spartan Short-Intermediate should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following table shows the capitalization of Spartan Short-Intermediate and Intermediate Government as of July 31, 1998 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

           NET            NAV        SHARES
           ASSETS         PER SHARE  OUTSTANDING

SPARTAN    $  75,535,644  $9.38      8,053,544
SHORT-INT
ERMEDIAT
E

INTERMED   $703,830,764   $9.78      71,942,356
IATE
GOVERNM
ENT

PRO        $779,366,408   $9.78      79,665,837
FORMA
COMBINE
D FUND

CONCLUSION
 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Boards at a meeting held on October 15, 1998. The Boards of Trustees of Fidelity Fixed-Income Trust and Fidelity Income Fund determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of Spartan Short-Intermediate shareholders would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan Short-Intermediate will continue to engage in business as a fund of a registered investment company and the Board of Fidelity Fixed-Income Trust will consider other proposals for the reorganization or liquidation of the fund.
B. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND AND FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND.
REORGANIZATION PLAN
 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 2 to this Proxy Statement.
 The Agreement contemplates (a) Intermediate Government acquiring as of the Closing Date all of the assets of Fidelity Short-Intermediate in exchange solely for shares of Intermediate Government and the assumption by Intermediate Government of Fidelity Short-Intermediate's liabilities; and (b) the distribution of shares of Intermediate Government to the shareholders of Fidelity Short-Intermediate as provided for in the Agreement.
 The assets of Fidelity Short-Intermediate to be acquired by Intermediate Government include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Fidelity Short-Intermediate, and any deferred or prepaid expenses shown as an asset on the books of Fidelity Short-Intermediate on the Closing Date. Intermediate Government will assume from Fidelity Short-Intermediate all liabilities, debts, obligations, and duties of Fidelity Short-Intermediate of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Fidelity Short-Intermediate will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Intermediate Government also will deliver to Fidelity Short-Intermediate the number of full and fractional shares of Intermediate Government having an aggregate net asset value equal to the value of the assets of Fidelity Short-Intermediate less the liabilities of Fidelity Short-Intermediate as of the Closing Date. Fidelity Short-Intermediate shall then distribute the Intermediate Government shares pro rata to its shareholders.
 The value of Fidelity Short-Intermediate's assets to be acquired by Intermediate Government and the amount of its liabilities to be assumed by Intermediate Government will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Fidelity Short-Intermediate's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Intermediate Government will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.
 As of the Closing Date, Fidelity Short-Intermediate will distribute to its shareholders of record the shares of Intermediate Government it received, so that each Fidelity Short-Intermediate shareholder will receive the number of full and fractional shares of Intermediate Government equal in value to the aggregate net asset value of shares of Fidelity Short-Intermediate held by such shareholder on the Closing Date; Fidelity Short-Intermediate will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Intermediate Government in the names of the Fidelity Short-Intermediate shareholders and by transferring thereto shares of Intermediate Government. Each Fidelity Short-Intermediate shareholder's account shall be credited with the respective pro rata number of full and fractional shares (rounded to the third decimal place) of Intermediate Government due that shareholder. Intermediate Government shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Fidelity Short-Intermediate shareholder will own shares of Intermediate Government equal in value to the aggregate net asset value of that shareholder's shares of Fidelity Short-Intermediate immediately prior to the Reorganization. The net asset value per share of Intermediate Government will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of shares of Intermediate Government in a name other than that of the registered holder of the shares on the books of Fidelity Short-Intermediate as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Fidelity Short-Intermediate is and will continue to be its responsibility up to and including the date on which it is terminated.
 Fidelity Short-Intermediate will bear the cost of the Reorganization. Reorganization costs include professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. There may also be some transaction costs associated with portfolio adjustments to Fidelity Short-Intermediate due to the Reorganization prior to the Closing Date which will be borne by Fidelity Short-Intermediate. Any transaction costs associated with portfolio adjustments due to the Reorganization which occur after the Closing Date and any additional reorganization-related costs attributable to Intermediate Government which occur after the Closing Date will be borne by Intermediate Government. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended, modified, or supplemented in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.
REASONS FOR THE REORGANIZATION
 The Boards of Trustees (the Boards) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.
 In considering the Reorganization, the Boards considered a number of factors, including the following:
 (1) the compatibility of the funds' investment objectives and policies;
 (2)  the historical performance of the funds;
 (3)  the relative expense ratios of the funds;
 (4) the costs to be incurred by each fund as a result of the Reorganization;
 (5)  the tax consequences of the Reorganization;
 (6)  the relative size of the funds;
 (7)  the elimination of similar funds;
 (8) the impact of the changes to the taxable bond product line on the funds and their shareholders; and
 (9)  the benefit to FMR and to the shareholders of the funds.
 FMR recommended the Reorganization to the Boards at a meeting of the Boards on October 15, 1998. In recommending the Reorganization, FMR advised the Boards that the funds have similar investment objectives, policies, and investment portfolios. In particular, FMR informed the Boards that the funds differed primarily with respect to the average maturities of their investments.
 The Boards considered that the proposed merger would provide shareholders of Fidelity Short-Intermediate with a fund that has higher historical returns because of, among other things, Intermediate Government's longer average maturity.
 In addition, the Boards also considered that if the Reorganization is approved, FMR would voluntarily limit the combined fund's total operating expenses to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. This expense limitation would lower the total operating expenses of Fidelity Short-Intermediate from 0.79% to 0.63% of the fund's average net assets.
 Finally, the Boards considered the proposed Reorganization in the context of a general goal of reducing the number of similar funds managed by FMR. While the reduction of similar funds and funds with lower assets potentially would benefit FMR, it should also benefit shareholders by facilitating increased operational efficiencies. DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Fidelity Income Fund (the trust) is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Intermediate Government is one of three funds of the trust. Each share of Intermediate Government represents an equal proportionate interest with each other share of the fund, and each such share of Intermediate Government is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Intermediate Government have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."
 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Fidelity Short-Intermediate's assets for Intermediate Government shares and the assumption of the liabilities of Fidelity Short-Intermediate by Intermediate Government is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Fidelity Short-Intermediate and Intermediate Government, substantially to the effect that:
 (i) The acquisition by Intermediate Government of all of the assets of Fidelity Short-Intermediate solely in exchange for Intermediate Government shares and the assumption by Intermediate Government of Fidelity Short-Intermediate's liabilities, followed by the distribution by Fidelity Short-Intermediate of Intermediate Government shares to the shareholders of Fidelity Short-Intermediate pursuant to the liquidation of Fidelity Short-Intermediate and constructively in exchange for their Fidelity Short-Intermediate shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Fidelity Short-Intermediate and Intermediate Government will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Fidelity Short-Intermediate upon the transfer of all of its assets to Intermediate Government in exchange solely for Intermediate Government shares and Intermediate Government's assumption of Fidelity Short-Intermediate's liabilities, followed by Fidelity Short-Intermediate's subsequent distribution of those shares to its shareholders in liquidation of Fidelity Short-Intermediate;
 (iii) No gain or loss will be recognized by Intermediate Government upon the receipt of the assets of Fidelity Short-Intermediate in exchange solely for Intermediate Government shares and its assumption of Fidelity Short-Intermediate's liabilities;
 (iv) The shareholders of Fidelity Short-Intermediate will recognize no gain or loss upon the exchange of their Fidelity Short-Intermediate shares solely for Intermediate Government shares;
 (v) The basis of Fidelity Short-Intermediate's assets in the hands of Intermediate Government will be the same as the basis of those assets in the hands of Fidelity Short-Intermediate immediately prior to the Reorganization, and the holding period of those assets in the hands of Intermediate Government will include the holding period of those assets in the hands of Fidelity Short-Intermediate;
 (vi) The basis of Fidelity Short-Intermediate shareholders in Intermediate Government shares will be the same as their basis in Fidelity Short-Intermediate shares to be surrendered in exchange therefor; and
 (vii) The holding period of the Intermediate Government shares to be received by the Fidelity Short-Intermediate shareholders will include the period during which the Fidelity Short-Intermediate shares to be surrendered in exchange therefor were held, provided such Fidelity Short-Intermediate shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Fidelity Short-Intermediate should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following table shows the capitalization of Fidelity Short-Intermediate and Intermediate Government as of July 31, 1998 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

           NET           NAV        SHARES
           ASSETS        PER SHARE  OUTSTANDING

FIDELITY   $127,761,710  $9.37      13,639,898
SHORT-INT
ERMEDIAT
E

INTERMED   $703,830,764  $9.78      71,942,356
IATE
GOVERNM
ENT

PRO        $831,592,474  $9.78      85,005,926
FORMA
COMBINE
D FUND

CONCLUSION
 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Boards at a meeting held on October 15, 1998. The Boards of Trustees of Fidelity Charles Street Trust and Fidelity Income Fund determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of Fidelity Short-Intermediate shareholders would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Fidelity Short-Intermediate will continue to engage in business as a fund of a registered investment company and the Board of Fidelity Charles Street Trust will consider other proposals for the reorganization or liquidation of the fund.

ADDITIONAL INFORMATION ABOUT FIDELITY INTERMEDIATE GOVERNMENT INCOME
FUND
 The Prospectus for Intermediate Government, dated September 21, 1998 and supplemented on December 7, 1998, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The prospectus also contains Intermediate Government's financial highlights for the fiscal year ended July 31, 1998, as shown below:

FINANCIAL HIGHLIGHTS
FIDELITY INTERMEDIATE GOVERNMENT    INCOME     FUND

SELECTED
PER-SHARE
DATA AND
RATIOS

YEARS         1998     1997     1996     1995     1994      1993      1992      1991      1990      1989
ENDED JULY
31

NET           $ 9.790  $ 9.650  $ 9.760  $ 9.610  $ 10.310  $ 10.180  $ 10.060  $ 9.930   $ 10.030  $ 9.880
ASSET VALUE,
BEGINNING OF
PERIOD

INCOME         .652C    .675C    .678     .610     .470      .872      .836      .853      .816      .806
FROM
INVESTMENT
OPERATIONS
 NET
INVESTMENT
 INCOME

 NET           (.008)   .124     (.150)   .143     (.410)    (.087)    .021      .142      (.100)    .150
REALIZED AND
 UNREALIZED
GAIN (LOSS)

 TOTAL         .644     .799     .528     .753     .060      .785      .857      .995      .716      .956
FROM
INVESTMENT
 OPERATIONS

LESS           (.654)   (.659)   (.638)   (.603)   (.540)    (.605)    (.677)    (.845)    (.816)    (.806)
DISTRIBUTIONS
 FROM NET
 INVESTMENT
INCOME

 FROM          --       --       --       --       --        (.050)    (.060)    (.020)    --        --
NET REALIZED
GAIN

 IN            --       --       --       --       (.220)    --        --        --        --        --
EXCESS OF NET
   REALI
ZED GAIN

 TOTAL         (.654)   (.659)   (.638)   (.603)   (.760)    (.655)    (.737)    (.865)    (.816)    (.806)
DISTRIBUTIONS

NET           $ 9.780  $ 9.790  $ 9.650  $ 9.760  $ 9.610   $ 10.310  $ 10.180  $ 10.060  $ 9.930   $ 10.030
ASSET VALUE,
END OF PERIOD

TOTAL          6.78%    8.56%    5.49%    8.16%    .57%      7.96%     8.78%     10.43%    7.49%     10.14%
RETURNA,B

NET           $ 704    $ 704    $ 740    $ 817    $ 1,018   $ 1,529   $ 1,770   $ 880     $ 132     $ 125
ASSETS, END
OF PERIOD (IN
MILLIONS)

RATIO OF       .38%E    .54%E    .63%E    .65%     .65%      .65%      .61%E     .50%E     .83%      .68%E
EXPENSES TO
AVERAGE NET
ASSETS

RATIO OF       .38%     .54%     .62%D    .65%     .65%      .65%      .61%      .50%      .83%      .68%
EXPENSES TO
AVERAGE NET
ASSETS AFTER
EXPENSE
REDUCTIONS

RATIO OF       6.65%    6.96%    6.89%    7.18%    7.37%     8.05%     8.24%     8.63%     8.28%     8.20%
NET
INVESTMENT
INCOME TO
AVERAGE
NET ASSETS

PORTFOLIO      188%     105%     105%     210%     391%      324%      330%      288%      270%      806%
TURNOVER
RATE


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

MISCELLANEOUS
 LEGAL MATTERS. Certain legal matters in connection with the issuance of Intermediate Government shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to Fidelity Income Fund.
 EXPERTS. The audited financial statements of Spartan Short-Intermediate, Fidelity Short-Intermediate, and Intermediate Government, incorporated by reference into their Statements of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Report to Shareholders for the fiscal years ended on April 30, September 30, and July 31, 1998, respectively. Unaudited financial statements for Spartan Short-Intermediate for the six-month period ended October 31, 1998 are also incorporated by reference into the Statement of Additional Information. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.
 AVAILABLE INFORMATION. Fidelity Fixed-Income Trust, Fidelity Charles Street Trust and Fidelity Income Fund are each subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.
 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Fidelity Fixed-Income Trust and Fidelity Charles Street Trust whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

ATTACHMENT 1

EXCERPTS FROM ANNUAL REPORT OF FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND DATED JULY 31, 1998

AVERAGE
ANNUAL
TOTAL
RETURNS

PERIODS    PAST 1   PAST 5   PAST 10
ENDED      YEAR     YEARS    YEARS
JULY 31,
1998

INTERMED   6.78%    5.87%    7.40%
IATE
GOVERNM
ENT

LEHMAN     6.83%    5.95%    8.12%
BROTHERS
INTERMED
IATE
GOVERNM
ENT BOND
INDEX

LIPPER     5.67%    5.00%    7.38%
SHORT-INT
ERMEDIAT
E U.S.
GOVERNM
ENT
FUNDS
AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS

Intermediate Govt Income
          00452

1988/07/31      10000.00
1988/08/31      10022.26
1988/09/30      10129.89
1988/10/31      10228.54
1988/11/30      10224.54
1988/12/31      10263.19
1989/01/31      10345.52
1989/02/28      10349.51
1989/03/31      10402.59
1989/04/30      10539.87
1989/05/31      10688.35
1989/06/30      10878.99
1989/07/31      11014.39
1989/08/31      10947.78
1989/09/30      11003.53
1989/10/31      11177.94
1989/11/30      11268.22
1989/12/31      11325.69
1990/01/31      11311.71
1990/02/28      11374.27
1990/03/31      11400.99
1990/04/30      11417.83
1990/05/31      11589.15
1990/06/30      11699.92
1990/07/31      11839.04
1990/08/31      11887.20
1990/09/30      11982.27
1990/10/31      12106.43
1990/11/30      12248.30
1990/12/31      12360.09
1991/01/31      12497.95
1991/02/28      12595.40
1991/03/31      12699.24
1991/04/30      12808.56
1991/05/31      12874.77
1991/06/30      12925.80
1991/07/31      13073.79
1991/08/31      13236.31
1991/09/30      13370.71
1991/10/31      13537.85
1991/11/30      13587.03
1991/12/31      13832.30
1992/01/31      13765.19
1992/02/29      13846.73
1992/03/31      13830.12
1992/04/30      13932.84
1992/05/31      14072.08
1992/06/30      14180.82
1992/07/31      14221.74
1992/08/31      14392.88
1992/09/30      14492.06
1992/10/31      14432.58
1992/11/30      14499.38
1992/12/31      14629.63
1993/01/31      14755.19
1993/02/28      14917.19
1993/03/31      14995.80
1993/04/30      15092.83
1993/05/31      15142.65
1993/06/30      15301.47
1993/07/31      15353.49
1993/08/31      15468.38
1993/09/30      15521.52
1993/10/31      15556.99
1993/11/30      15453.85
1993/12/31      15568.66
1994/01/31      15730.72
1994/02/28      15583.03
1994/03/31      15382.89
1994/04/30      15308.09
1994/05/31      15292.25
1994/06/30      15286.87
1994/07/31      15441.39
1994/08/31      15486.94
1994/09/30      15453.40
1994/10/31      15471.54
1994/11/30      15435.95
1994/12/31      15420.86
1995/01/31      15653.87
1995/02/28      15881.21
1995/03/31      15956.79
1995/04/30      16145.24
1995/05/31      16563.40
1995/06/30      16664.26
1995/07/31      16700.76
1995/08/31      16841.36
1995/09/30      16964.54
1995/10/31      17194.09
1995/11/30      17388.35
1995/12/31      17569.14
1996/01/31      17718.51
1996/02/29      17546.91
1996/03/31      17449.23
1996/04/30      17399.83
1996/05/31      17389.95
1996/06/30      17557.46
1996/07/31      17618.04
1996/08/31      17639.91
1996/09/30      17865.00
1996/10/31      18167.29
1996/11/30      18396.89
1996/12/31      18296.14
1997/01/31      18362.86
1997/02/28      18400.25
1997/03/31      18281.47
1997/04/30      18479.72
1997/05/31      18624.23
1997/06/30      18786.99
1997/07/31      19126.20
1997/08/31      19075.64
1997/09/30      19296.01
1997/10/31      19499.03
1997/11/30      19559.89
1997/12/31      19704.17
1998/01/31      19949.31
1998/02/28      19943.63
1998/03/31      20005.39
1998/04/30      20105.98
1998/05/31      20232.10
1998/06/30      20357.32
1998/07/31       20422.57
IMATRL PRASUN   SHR__CHT 19980731 19981217 161108
R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Intermediate Government Income Fund on July 31, 1988. As the chart shows, by July 31, 1998, the value of the investment would have grown to $20,423 -- a 104.23% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government Bond Index, which reflects the performance of U.S. Government debt securities with maturities between one and ten years, did over the same period. With dividends reinvested, the same $10,000 would have grown to $21,839--a 118.39% increase.

MARKET RECAP
Investors worldwide flocked to the
perceived safe haven of U.S. bonds
amid a sharp sell-off in Russian
bonds, weakness in overseas
markets and concerns about U.S.
corporate profits. The Lehman
Brothers Aggregate Bond Index -
a broad gauge of the U.S. taxable
bond market - returned 7.87%
during the 12-month period that
ended July 31, 1998. In the fourth
quarter of 1997 and the first half
of 1998, global market volatility
and low interest rates were the
main stories behind bond market
performance. As investors moved
assets from stocks and riskier bonds
to highly rated corporate bonds
and U.S. Treasuries, bond yields -
which move in the opposite
direction of bond prices - fell to
their lowest levels in decades. The
yield on the benchmark 30-year
bond fell to 5.70% from 6.50%
during the period. The Lehman
Brothers Corporate Bond Index
returned 7.35% for the past 12
months as corporate bond
investors benefited from domestic
economic stability and high
demand for yield. The period
ended on a positive note for bonds
when the National Association of
Purchasing Management's July
index fell to 49.1, below the 49.8
reading expected. A reading
above 50 indicates an expansion in
the manufacturing economy,
while one below 50 points to a
contraction. The report also
indicated there were no new signs
of inflationary pressure. Since
inflation erodes the value of
fixed-income holdings such as
bonds, this was positive news for
bond investors.

An interview with Curt Hollingsworth, Portfolio Manager of Fidelity Intermediate Government Income Fund

HOW DID THE FUND PERFORM, CURT?

For the 12-month period that ended July 31, 1998, the fund had a total return of 6.78%. To get a sense of how the fund did relative to its competitors, the short-intermediate U.S. government funds average returned 5.67% for the same one-year period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Intermediate Government Bond Index - which tracks the types of securities in which the fund invests - returned 6.83%.

ALTHOUGH IT CONTINUED TO POST GOOD RETURNS, THE INTERMEDIATE
GOVERNMENT MARKET DIDN'T PERFORM AS WELL IN THE MOST RECENT SIX-MONTH PERIOD AS IT DID IN THE PRIOR SIX. WHY WAS THAT?

Returns were smaller in the second half of the period because bond yields, which move in the opposite direction of bond prices, didn't fall as much in the second half as they did in the first. The yield on the 10-year Treasury bond - which serves as a good proxy for the intermediate market - dropped by 52 basis points (0.52%) in the first six months, when inflation fears were waning. In the second half of the period, however, the 10-year bond yield fell by only about 9 basis points. Intermediate bond prices saw larger gains in response to the more emphatic decline in yields in the first half.

WHY DID THE FUND OUTPACE THE SHORT-INTERMEDIATE U.S. GOVERNMENT FUNDS
AVERAGE?

The fund had a larger weighting in both agency and mortgage securities, and a smaller exposure to U.S. Treasuries throughout the period than the Lipper average. In large part due to their higher yields, agency and mortgage securities generally outpaced Treasuries during much of the past year and helped the fund to outpace its Lipper peer group. That said, agency and mortgage securities lagged the Treasury market during the final months of the period and, while they helped the fund's performance for the year, they modestly detracted from its more recent performance. Treasuries' strong performance was largely due to heavy buying from domestic and international investors seeking a haven from the economic turmoil in Southeast Asia. Agency securities, on the other hand, didn't enjoy the same demand and lagged Treasuries as a result.

WHY DID MORTGAGE-BACKED SECURITIES STRUGGLE DURING THE PAST FEW
MONTHS?

As interest rates moved lower - to their lowest levels since 1993 - homeowners rushed to replace old high-rate mortgages with cheaper loans. That caused the rate of home mortgage refinancings, and the prepayment of mortgage loans, to rise substantially. Although refinancings are good for mortgage holders, they can be difficult for investors in mortgage securities. As the refinancings occur and mortgage securities are prepaid, investors must find a new place to put their money, usually at a lower interest rate. Generally speaking, I focus on finding those mortgage securities that I think are less susceptible to a pick-up or slowdown in the pace of refinancings. However, in periods of interest-rate volatility - whether rates move substantially up or down - prepayment patterns become more difficult to predict and mortgage security prices can suffer as a result.

 WHAT WAS YOUR APPROACH TO SELECTING VARIOUS AGENCY SECURITIES?

While the majority of the fund's agency holdings were well-known securities such as Fannie Mae and Freddie Mac, I looked for opportunities among agencies that received less attention from market participants. Because of a lack of attention, I was able to buy many of these securities - including Government Trust Certificates and Government Loan Trusts Notes - at cheap prices relative to comparable, better-known securities.

WHAT'S YOUR OUTLOOK?

The direction of interest rates, as always, will be the prime determinant of bond performance, and I'm not willing to speculate on where interest rates will be six months or a year from now. I will say, however, that I believe that interest rates could remain volatile as investors struggle with the dueling forces of a strong U.S. economy and an ever-weakening Asia. I'll try to identify those securities that I believe will offer the best total-return potential in any type of interest-rate environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH JULY 31, 1998. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.CURT HOLLINGSWORTH WAS THE PORTFOLIO MANAGER OF THE FUND THROUGH DECEMBER 6, 1998. EFFECTIVE DECEMBER 7, 1998, ANDREW DUDLEY IS THE FUND'S PORTFOLIO MANAGER.


ATTACHMENT 2
ANNUAL FUND OPERATING EXPENSES AND EXAMPLES OF FUND EXPENSES FOR
CERTAIN REORGANIZATIONS

IF ONLY THE SPARTAN SHORT-INTERMEDIATE REORGANIZATION IS APPROVED:

            SPARTAN       INTERMEDIATE   PRO FORMA
            SHORT-INTERM  GOVERNMENT     EXPENSES
            EDIATE                       COMBINED
                                         FUND*

MANAGEME    0.65%         0.65%          0.63% (AFTER
NT FEE                                   REIMBURSE-ME
                                         NT)

12B-1 FEE   NONE          NONE           NONE

OTHER       0.00%         0.00%          0.00%
EXPENSES

TOTAL       0.65%         0.65%          0.63% (AFTER
OPERATING                                REIMBURSE-ME
EXPENSES                                 NT)

* If the Reorganization is approved, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. If this agreement were not in effect, the combined fund's management fee, other expenses, and total operating expenses would be 0.65%, 0.00%, and 0.65%, respectively.

EXAMPLE:
             AFTER 1   AFTER 3   AFTER 5   AFTER 10
             YEAR      YEARS     YEARS     YEARS

SPARTAN      $ 7       $ 21      $ 36      $ 81
SHORT-INTER
MEDIATE

INTERMEDIAT  $ 7       $ 21      $ 36      $ 81
E
GOVERNME
NT

COMBINED     $ 6       $ 20      $ 35      $ 79
FUND
(PRO
FORMA)

IF ONLY THE FIDELITY SHORT-INTERMEDIATE REORGANIZATION IS APPROVED:

            FIDELITY
            SHORT-IN                  PRO FORMA
            TER-MEDI   INTERMEDIATE   EXPENSES
            ATE        GOVERNMENT     COMBINED FUND*

MANAGE-ME   0.44%      0.65%          0.63% (AFTER
NT FEE                                REIMBURSEMENT)

12B-1 FEE   NONE       NONE           NONE

OTHER       0.35%      0.00%          0.00%
EXPENSES

TOTAL       0.79%      0.65%          0.63% (AFTER
OPERATING                             REIMBURSEMENT)
EXPENSES

* If the Reorganization is approved, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. If this agreement were not in effect, the combined fund's management fee, other expenses, and total operating expenses would be 0.65%, 0.00%, and 0.65%, respectively.

EXAMPLE:
               AFTER 1   AFTER 3   AFTER 5   AFTER 10
               YEAR      YEARS     YEARS     YEARS

FIDELITY       $ 8       $ 25      $ 44      $ 98
SHORT-INTERME
DIATE

INTERMEDIATE   $ 7       $ 21      $ 36      $ 81
GOVERNMENT

COMBINED       $ 6       $ 20      $ 35      $ 79
FUND
(PRO FORMA)


EXHIBIT 1
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of February 16, 1999 by and between Fidelity Fixed-Income Trust, a Massachusetts business trust, on behalf of its series Spartan Short-Intermediate Government Fund (Spartan Short-Intermediate), and Fidelity Income Fund, a Massachusetts business trust, on behalf of its series Fidelity Intermediate Government Income Fund (Intermediate Government). Fidelity Fixed-Income Trust and Fidelity Income Fund may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Intermediate Government and Spartan Short-Intermediate may be referred to herein collectively as the "Funds" or each individually as the "Fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Spartan Short-Intermediate to Intermediate Government solely in exchange for shares of beneficial interest in Intermediate Government (the Intermediate Government Shares) and the assumption by Intermediate Government of Spartan Short-Intermediate's liabilities; and (b) the constructive distribution of such shares by Spartan Short-Intermediate PRO RATA to its shareholders in complete liquidation and termination of Spartan Short-Intermediate in exchange for all of Spartan Short-Intermediate's outstanding shares. Spartan Short-Intermediate shall receive shares of Intermediate Government having an aggregate net asset value equal to the value of the assets of Spartan Short-Intermediate on the Closing Date (as defined in Section 6), which Spartan Short-Intermediate shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF SPARTAN SHORT-INTERMEDIATE. Spartan Short-Intermediate represents and warrants to and agrees with Intermediate Government that:
 (a) Spartan Short-Intermediate is a series of Fidelity Fixed-Income Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity Fixed-Income Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Spartan Short-Intermediate dated June 26, 1998, and the supplement to the Prospectus dated December 7, 1998, previously furnished to Intermediate Government, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan Short-Intermediate, threatened against Spartan Short-Intermediate which assert liability on the part of Spartan Short-Intermediate. Spartan Short-Intermediate knows of no facts which might form the basis for the institution of such proceedings;
 (e) Spartan Short-Intermediate is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan Short-Intermediate, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan Short-Intermediate is a party or by which Spartan Short-Intermediate is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan Short-Intermediate is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan Short-Intermediate at April 30, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Intermediate Government together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended October 31, 1998. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Spartan Short-Intermediate has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 1998 and those incurred in the ordinary course of Spartan Short-Intermediate's business as an investment company since April 30, 1998;
 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Income Fund on Form N-14 relating to the shares of Intermediate Government issuable hereunder and the proxy statement of Spartan Short-Intermediate included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan Short-Intermediate (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan Short-Intermediate, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (i) All material contracts and commitments of Spartan Short-Intermediate (other than this Agreement) will be terminated without liability to Spartan Short-Intermediate prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan Short-Intermediate of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (k) Spartan Short-Intermediate has filed or will file all federal and state tax returns which, to the knowledge of Spartan Short-Intermediate's officers, are required to be filed by Spartan Short-Intermediate and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan Short-Intermediate's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (l) Spartan Short-Intermediate has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;
 (m) All of the issued and outstanding shares of Spartan Short-Intermediate are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan Short-Intermediate will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Intermediate Government in accordance with this Agreement;
 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan Short-Intermediate will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Spartan Short-Intermediate to be transferred to Intermediate Government pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Spartan Short-Intermediate's portfolio securities and any such other assets as contemplated by this Agreement, Intermediate Government will acquire Spartan Short-Intermediate's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Intermediate Government) and without any restrictions upon the transfer thereof; and
 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan Short-Intermediate, and this Agreement constitutes a valid and binding obligation of Spartan Short-Intermediate enforceable in accordance with its terms, subject to shareholder approval.
2. REPRESENTATIONS AND WARRANTIES OF INTERMEDIATE GOVERNMENT. Intermediate Government represents and warrants to and agrees with Spartan Short-Intermediate that:
 (a) Intermediate Government is a series of Fidelity Income Fund, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity Income Fund is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Intermediate Government, dated September 21, 1998, the supplement to the Prospectus dated December 7, 1998, and the supplement to the Statement of Additional Information dated October 8, 1998, previously furnished to Spartan Short-Intermediate did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Intermediate Government, threatened against Intermediate Government which assert liability on the part of Intermediate Government. Intermediate Government knows of no facts which might form the basis for the institution of such proceedings;
 (e) Intermediate Government is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Intermediate Government, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Intermediate Government is a party or by which Intermediate Government is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Intermediate Government is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Intermediate Government at July 31, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Spartan Short-Intermediate. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Intermediate Government has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of July 31, 1998 and those incurred in the ordinary course of Intermediate Government's business as an investment company since July 31, 1998;
 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Intermediate Government of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto
Rico);
 (i) Intermediate Government has filed or will file all federal and state tax returns which, to the knowledge of Intermediate Government's officers, are required to be filed by Intermediate Government and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Intermediate Government's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (j) Intermediate Government has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on July 31, 1999;
 (k) As of the Closing Date, the shares of beneficial interest of Intermediate Government to be issued to Spartan Short-Intermediate will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information) by Intermediate Government, and no shareholder of Intermediate Government will have any preemptive right of subscription or purchase in respect thereof;
 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Intermediate Government, and this Agreement constitutes a valid and binding obligation of Intermediate Government enforceable in accordance with its terms, subject to approval by the shareholders of Spartan Short-Intermediate;
 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Intermediate Government, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Intermediate Government, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (n) The issuance of the Intermediate Government Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
 (o) All of the issued and outstanding shares of beneficial interest of Intermediate Government have been offered for sale and sold in conformity with the federal securities laws.
3. REORGANIZATION.
 (a) Subject to the requisite approval of the shareholders of Spartan Short-Intermediate and to the other terms and conditions contained herein, Spartan Short-Intermediate agrees to assign, sell, convey, transfer, and deliver to Intermediate Government as of the Closing Date all of the assets of Spartan Short-Intermediate of every kind and nature existing on the Closing Date. Intermediate Government agrees in exchange therefor: (i) to assume all of Spartan Short-Intermediate's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Spartan Short-Intermediate the number of full and fractional shares of Intermediate Government having an aggregate net asset value equal to the value of the assets of Spartan Short-Intermediate transferred hereunder, less the value of the liabilities of Spartan Short-Intermediate, determined as provided for under Section 4.
 (b) The assets of Spartan Short-Intermediate to be acquired by Intermediate Government shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Short-Intermediate, and any deferred or prepaid expenses shown as an asset on the books of Spartan Short-Intermediate on the Closing Date. Spartan Short-Intermediate will pay or cause to be paid to Intermediate Government any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Intermediate Government hereunder, and Intermediate Government will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) The liabilities of Spartan Short-Intermediate to be assumed by Intermediate Government shall include (except as otherwise provided for herein) all of Spartan Short-Intermediate's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan Short-Intermediate agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Spartan Short-Intermediate will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Intermediate Government Shares in exchange for such shareholders' shares of beneficial interest in Spartan Short-Intermediate and Spartan Short-Intermediate will be liquidated in accordance with Spartan Short-Intermediate's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Intermediate Government's share transfer books in the names of the Spartan Short-Intermediate shareholders and transferring the Intermediate Government Shares thereto. Each Spartan Short-Intermediate shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Intermediate Government Shares due that shareholder. All outstanding Spartan Short-Intermediate shares, including any represented by certificates, shall simultaneously be canceled on Spartan Short-Intermediate's share transfer records. Intermediate Government shall not issue certificates representing the Intermediate Government Shares in connection with the Reorganization.
 (e) Any reporting responsibility of Spartan Short-Intermediate is and shall remain its responsibility up to and including the date on which it is terminated.
 (f) Any transfer taxes payable upon issuance of the Intermediate Government Shares in a name other than that of the registered holder on Spartan Short-Intermediate's books of the Spartan Short-Intermediate shares constructively exchanged for the Intermediate Government Shares shall be paid by the person to whom such Intermediate Government Shares are to be issued, as a condition of such transfer.
4. VALUATION.
 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
 (b) As of the Closing Date, Intermediate Government will deliver to Spartan Short-Intermediate the number of Intermediate Government Shares having an aggregate net asset value equal to the value of the assets of Spartan Short-Intermediate transferred hereunder less the liabilities of Spartan Short-Intermediate, determined as provided in this Section 4.
 (c) The net asset value per share of the Intermediate Government Shares to be delivered to Spartan Short-Intermediate, the value of the assets of Spartan Short-Intermediate transferred hereunder, and the value of the liabilities of Spartan Short-Intermediate to be assumed hereunder shall in each case be determined as of the Valuation Time.
 (d) The net asset value per share of the Intermediate Government Shares shall be computed in the manner set forth in the then-current Intermediate Government Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan Short-Intermediate shall be computed in the manner set forth in the then-current Spartan Short-Intermediate Prospectus and Statement of Additional Information.
 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan Short-Intermediate and Intermediate Government.
5. FEES; EXPENSES.
 (a) Pursuant to Spartan Short-Intermediate's all-inclusive management contract with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Intermediate Government will be borne by FMR.
 (b) Each of Intermediate Government and Spartan Short-Intermediate represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
6. CLOSING DATE.
 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on April 22, 1999, or at some other time, date, and place agreed to by Spartan Short-Intermediate and Intermediate Government (the Closing Date).
 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan Short-Intermediate and the net asset value per share of Intermediate Government is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
7. SHAREHOLDER MEETING AND TERMINATION OF SPARTAN SHORT-INTERMEDIATE.
 (a) Spartan Short-Intermediate agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Intermediate Government as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan Short-Intermediate.
 (b) Spartan Short-Intermediate agrees that as soon as reasonably practicable after distribution of the Intermediate Government Shares, Spartan Short-Intermediate shall be terminated as a series of Fidelity Fixed-Income Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan Short-Intermediate shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF INTERMEDIATE GOVERNMENT.
 (a) That Spartan Short-Intermediate furnishes to Intermediate Government a statement, dated as of the Closing Date, signed by an officer of Fidelity Fixed-Income Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan Short-Intermediate made in this Agreement are true and correct in all material respects and that Spartan Short-Intermediate has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That Spartan Short-Intermediate furnishes Intermediate Government with copies of the resolutions, certified by an officer of Fidelity Fixed-Income Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Short-Intermediate;
 (c) That, on or prior to the Closing Date, Spartan Short-Intermediate will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan Short-Intermediate substantially all of Spartan Short-Intermediate's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
 (d) That Spartan Short-Intermediate shall deliver to Intermediate Government at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan Short-Intermediate's behalf by its Treasurer or Assistant Treasurer;
 (e) That Spartan Short-Intermediate's custodian shall deliver to Intermediate Government a certificate identifying the assets of Spartan Short-Intermediate held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time:
(i) the assets held by the custodian will be transferred to Intermediate Government; (ii) Spartan Short-Intermediate's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (f) That Spartan Short-Intermediate's transfer agent shall deliver to Intermediate Government at the Closing a certificate setting forth the number of shares of Spartan Short-Intermediate outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (g) That Spartan Short-Intermediate calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Intermediate Government as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan Short-Intermediate;
 (h) That Spartan Short-Intermediate delivers to Intermediate Government a certificate of an officer of Fidelity Fixed-Income Trust, dated as of the Closing Date, that there has been no material adverse change in Spartan Short-Intermediate's financial position since April 30, 1998, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (i) That all of the issued and outstanding shares of beneficial interest of Spartan Short-Intermediate shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan Short-Intermediate or its transfer agent by Intermediate Government or its agents shall have revealed otherwise, Spartan Short-Intermediate shall have taken all actions that in the opinion of Intermediate Government are necessary to remedy any prior failure on the part of Spartan Short-Intermediate to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF SPARTAN SHORT-INTERMEDIATE.
 (a) That Intermediate Government shall have executed and delivered to Spartan Short-Intermediate an Assumption of Liabilities, certified by an officer of Fidelity Income Fund, dated as of the Closing Date pursuant to which Intermediate Government will assume all of the liabilities of Spartan Short-Intermediate existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Intermediate Government furnishes to Spartan Short-Intermediate a statement, dated as of the Closing Date, signed by an officer of Fidelity Income Fund, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Intermediate Government made in this Agreement are true and correct in all material respects, and Intermediate Government has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That Spartan Short-Intermediate shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Spartan Short-Intermediate and Intermediate Government, to the effect that the Intermediate Government Shares are duly authorized and upon delivery to Spartan Short-Intermediate as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Intermediate Government (except as disclosed in Intermediate Government's Statement of Additional Information) and no shareholder of Intermediate Government has any preemptive right of subscription or purchase in respect thereof.
10. CONDITIONS TO OBLIGATIONS OF INTERMEDIATE GOVERNMENT AND SPARTAN SHORT-INTERMEDIATE.
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Short-Intermediate;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Intermediate Government or Spartan Short-Intermediate to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Intermediate Government or Spartan Short-Intermediate, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Intermediate Government and Spartan Short-Intermediate, threatened by the Commission; and
 (f) That Intermediate Government and Spartan Short-Intermediate shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Intermediate Government and Spartan Short-Intermediate that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Spartan Short-Intermediate and Intermediate Government will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by Spartan Short-Intermediate upon the transfer of all of its assets to Intermediate Government in exchange solely for the Intermediate Government Shares and the assumption of Spartan Short-Intermediate's liabilities followed by the distribution of those Intermediate Government Shares to the shareholders of Spartan Short-Intermediate in liquidation of Spartan Short-Intermediate;
  (iii) No gain or loss will be recognized by Intermediate Government on the receipt of Spartan Short-Intermediate's assets in exchange solely for the Intermediate Government Shares and the assumption of Spartan Short-Intermediate's liabilities;
  (iv) The basis of Spartan Short-Intermediate's assets in the hands of Intermediate Government will be the same as the basis of such assets in Spartan Short-Intermediate's hands immediately prior to the Reorganization;
  (v) Intermediate Government's holding period in the assets to be received from Spartan Short-Intermediate will include Spartan Short-Intermediate's holding period in such assets;
  (vi) A Spartan Short-Intermediate shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan Short-Intermediate for the Intermediate Government Shares in the Reorganization;
  (vii) A Spartan Short-Intermediate shareholder's basis in the Intermediate Government Shares to be received by him or her will be the same as his or her basis in the Spartan Short-Intermediate shares exchanged therefor;
  (viii) A Spartan Short-Intermediate shareholder's holding period for his or her Intermediate Government Shares will include the holding period of Spartan Short-Intermediate shares exchanged, provided that those Spartan Short-Intermediate shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither Spartan Short-Intermediate nor Intermediate Government may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF INTERMEDIATE GOVERNMENT AND SPARTAN
SHORT-INTERMEDIATE.
 (a) Intermediate Government and Spartan Short-Intermediate each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
 (b) Spartan Short-Intermediate covenants that it is not acquiring the Intermediate Government Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
 (c) Spartan Short-Intermediate covenants that it will assist Intermediate Government in obtaining such information as Intermediate Government reasonably requests concerning the beneficial ownership of Spartan Short-Intermediate's shares; and
 (d) Spartan Short-Intermediate covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Spartan Short-Intermediate will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 Intermediate Government and Spartan Short-Intermediate may terminate this Agreement by mutual agreement. In addition, either Intermediate Government or Spartan Short-Intermediate may at its option terminate this Agreement at or prior to the Closing Date because:
 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 In the event of any such termination, there shall be no liability for damages on the part of Spartan Short-Intermediate or Intermediate Government, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Intermediate Government or Spartan Short-Intermediate; provided, however, that following the shareholders' meeting called by Spartan Short-Intermediate pursuant to
Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Intermediate Government Shares to be paid to Spartan Short-Intermediate shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST.
 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
[SIGNATURE LINES OMITTED]

EXHIBIT 2
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of February 16, 1999 by and between Fidelity Charles Street Trust, a Massachusetts business trust, on behalf of its series Fidelity Short-Intermediate Government Fund (Fidelity Short-Intermediate), and Fidelity Income Fund, a Massachusetts business trust, on behalf of its series Fidelity Intermediate Government Income Fund (Intermediate Government). Fidelity Charles Street Trust and Fidelity Income Fund may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Intermediate Government and Fidelity Short-Intermediate may be referred to herein collectively as the "Funds" or each individually as the "Fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Fidelity Short-Intermediate to Intermediate Government solely in exchange for shares of beneficial interest in Intermediate Government (the Intermediate Government Shares) and the assumption by Intermediate Government of Fidelity Short-Intermediate's liabilities; and (b) the constructive distribution of such shares by Fidelity Short-Intermediate PRO RATA to its shareholders in complete liquidation and termination of Fidelity Short-Intermediate in exchange for all of Fidelity Short-Intermediate's outstanding shares. Fidelity Short-Intermediate shall receive shares of Intermediate Government having an aggregate net asset value equal to the value of the assets of Fidelity Short-Intermediate on the Closing Date (as defined in Section 6), which Fidelity Short-Intermediate shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF FIDELITY SHORT-INTERMEDIATE. Fidelity Short-Intermediate represents and warrants to and agrees with Intermediate Government that:
 (a) Fidelity Short-Intermediate is a series of Fidelity Charles Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity Charles Street Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Fidelity Short-Intermediate dated November 24, 1998 and the supplement to the Prospectus dated December 7, 1998, previously furnished to Intermediate Government, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity Short-Intermediate, threatened against Fidelity Short-Intermediate which assert liability on the part of Fidelity Short-Intermediate. Fidelity Short-Intermediate knows of no facts which might form the basis for the institution of such proceedings;
 (e) Fidelity Short-Intermediate is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity Short-Intermediate, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity Short-Intermediate is a party or by which Fidelity Short-Intermediate is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Fidelity Short-Intermediate is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity Short-Intermediate at September 30, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Intermediate Government. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Fidelity Short-Intermediate has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of September 30, 1998 and those incurred in the ordinary course of Fidelity Short-Intermediate's business as an investment company since September 30, 1998;
 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Income Fund on Form N-14 relating to the shares of Intermediate Government issuable hereunder and the proxy statement of Fidelity Short-Intermediate included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Fidelity Short-Intermediate (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Fidelity Short-Intermediate, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (i) All material contracts and commitments of Fidelity Short-Intermediate (other than this Agreement) will be terminated without liability to Fidelity Short-Intermediate prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity Short-Intermediate of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (k) Fidelity Short-Intermediate has filed or will file all federal and state tax returns which, to the knowledge of Fidelity Short-Intermediate's officers, are required to be filed by Fidelity Short-Intermediate and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity Short-Intermediate's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (l) Fidelity Short-Intermediate has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;
 (m) All of the issued and outstanding shares of Fidelity Short-Intermediate are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Fidelity Short-Intermediate will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Intermediate Government in accordance with this Agreement;
 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Fidelity Short-Intermediate will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Fidelity Short-Intermediate to be transferred to Intermediate Government pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Fidelity Short-Intermediate's portfolio securities and any such other assets as contemplated by this Agreement, Intermediate Government will acquire Fidelity Short-Intermediate's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Intermediate Government) and without any restrictions upon the transfer thereof; and
 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity Short-Intermediate, and this Agreement constitutes a valid and binding obligation of Fidelity Short-Intermediate enforceable in accordance with its terms, subject to shareholder approval.
2. REPRESENTATIONS AND WARRANTIES OF INTERMEDIATE GOVERNMENT. Intermediate Government represents and warrants to and agrees with Fidelity Short-Intermediate that:
 (a) Intermediate Government is a series of Fidelity Income Fund, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity Income Fund is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Intermediate Government, dated September 21, 1998, the supplement to the Prospectus dated December 7, 1998, and the supplement to the Statement of Additional Information dated October 8, 1998, previously furnished to Fidelity Short-Intermediate did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Intermediate Government, threatened against Intermediate Government which assert liability on the part of Intermediate Government. Intermediate Government knows of no facts which might form the basis for the institution of such proceedings;
 (e) Intermediate Government is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Intermediate Government, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Intermediate Government is a party or by which Intermediate Government is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Intermediate Government is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Intermediate Government at July 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Fidelity Short-Intermediate. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Intermediate Government has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of July 31, 1998 and those incurred in the ordinary course of Intermediate Government's business as an investment company since July 31, 1998;
 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Intermediate Government of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto
Rico);
 (i) Intermediate Government has filed or will file all federal and state tax returns which, to the knowledge of Intermediate Government's officers, are required to be filed by Intermediate Government and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Intermediate Government's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (j) Intermediate Government has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on July 31, 1999;
 (k) As of the Closing Date, the shares of beneficial interest of Intermediate Government to be issued to Fidelity Short-Intermediate will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information) by Intermediate Government, and no shareholder of Intermediate Government will have any preemptive right of subscription or purchase in respect thereof;
 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Intermediate Government, and this Agreement constitutes a valid and binding obligation of Intermediate Government enforceable in accordance with its terms, subject to approval by the shareholders of Fidelity Short-Intermediate;
 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Intermediate Government, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Intermediate Government, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (n) The issuance of the Intermediate Government Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
 (o) All of the issued and outstanding shares of beneficial interest of Intermediate Government have been offered for sale and sold in conformity with the federal securities laws.
3. REORGANIZATION.
 (a) Subject to the requisite approval of the shareholders of Fidelity Short-Intermediate and to the other terms and conditions contained herein, Fidelity Short-Intermediate agrees to assign, sell, convey, transfer, and deliver to Intermediate Government as of the Closing Date all of the assets of Fidelity Short-Intermediate of every kind and nature existing on the Closing Date. Intermediate Government agrees in exchange therefor: (i) to assume all of Fidelity Short-Intermediate's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Fidelity Short-Intermediate the number of full and fractional shares of Intermediate Government having an aggregate net asset value equal to the value of the assets of Fidelity Short-Intermediate transferred hereunder, less the value of the liabilities of Fidelity Short-Intermediate, determined as provided for under Section 4.
 (b) The assets of Fidelity Short-Intermediate to be acquired by Intermediate Government shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Fidelity Short-Intermediate, and any deferred or prepaid expenses shown as an asset on the books of Fidelity Short-Intermediate on the Closing Date. Fidelity Short-Intermediate will pay or cause to be paid to Intermediate Government any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Intermediate Government hereunder, and Intermediate Government will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) The liabilities of Fidelity Short-Intermediate to be assumed by Intermediate Government shall include (except as otherwise provided for herein) all of Fidelity Short-Intermediate's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Fidelity Short-Intermediate agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Fidelity Short-Intermediate will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Intermediate Government Shares in exchange for such shareholders' shares of beneficial interest in Fidelity Short-Intermediate and Fidelity Short-Intermediate will be liquidated in accordance with Fidelity Short-Intermediate's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Intermediate Government's share transfer books in the names of the Fidelity Short-Intermediate shareholders and transferring the Intermediate Government Shares thereto. Each Fidelity Short-Intermediate shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Intermediate Government Shares due that shareholder. All outstanding Fidelity Short-Intermediate shares, including any represented by certificates, shall simultaneously be canceled on Fidelity Short-Intermediate's share transfer records. Intermediate Government shall not issue certificates representing the Intermediate Government Shares in connection with the Reorganization.
 (e) Any reporting responsibility of Fidelity Short-Intermediate is and shall remain its responsibility up to and including the date on which it is terminated.
 (f) Any transfer taxes payable upon issuance of the Intermediate Government Shares in a name other than that of the registered holder on Fidelity Short-Intermediate's books of the Fidelity Short-Intermediate shares constructively exchanged for the Intermediate Government Shares shall be paid by the person to whom such Intermediate Government Shares are to be issued, as a condition of such transfer.
4. VALUATION.
 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
 (b) As of the Closing Date, Intermediate Government will deliver to Fidelity Short-Intermediate the number of Intermediate Government Shares having an aggregate net asset value equal to the value of the assets of Fidelity Short-Intermediate transferred hereunder less the liabilities of Fidelity Short-Intermediate, determined as provided in this Section 4.
 (c) The net asset value per share of the Intermediate Government Shares to be delivered to Fidelity Short-Intermediate, the value of the assets of Fidelity Short-Intermediate transferred hereunder, and the value of the liabilities of Fidelity Short-Intermediate to be assumed hereunder shall in each case be determined as of the Valuation Time.
 (d) The net asset value per share of the Intermediate Government Shares shall be computed in the manner set forth in the then-current Intermediate Government Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Fidelity Short-Intermediate shall be computed in the manner set forth in the then-current Fidelity Short-Intermediate Prospectus and Statement of Additional Information.
 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Fidelity Short-Intermediate and Intermediate Government.
5. FEES; EXPENSES.
 (a) Fidelity Short-Intermediate shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement. Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Intermediate Government will be borne by FMR.
 (b) Each of Intermediate Government and Fidelity Short-Intermediate represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
6. CLOSING DATE.
 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, oston, Massachusetts, as of the Valuation Time on April 29, 1998, or at some other time, date, and place agreed to by Fidelity Short-Intermediate and Intermediate Government (the Closing Date).
 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Fidelity Short-Intermediate and the net asset value per share of Intermediate Government is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
7. SHAREHOLDER MEETING AND TERMINATION OF FIDELITY SHORT-INTERMEDIATE
 (a) Fidelity Short-Intermediate agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Intermediate Government as herein provided, adopting this Agreement, and authorizing the liquidation of Fidelity Short-Intermediate.
 (b) Fidelity Short-Intermediate agrees that as soon as reasonably practicable after distribution of the Intermediate Government Shares, Fidelity Short-Intermediate shall be terminated as a series of Fidelity Charles Street Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Fidelity Short-Intermediate shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF INTERMEDIATE GOVERNMENT
 (a) That Fidelity Short-Intermediate furnishes to Intermediate Government a statement, dated as of the Closing Date, signed by an officer of Fidelity Charles Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity Short-Intermediate made in this Agreement are true and correct in all material respects and that Fidelity Short-Intermediate has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That Fidelity Short-Intermediate furnishes Intermediate Government with copies of the resolutions, certified by an officer of Fidelity Charles Street Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Fidelity Short-Intermediate;
 (c) That, on or prior to the Closing Date, Fidelity Short-Intermediate will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Fidelity Short-Intermediate substantially all of Fidelity Short-Intermediate's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
 (d) That Fidelity Short-Intermediate shall deliver to Intermediate Government at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Fidelity Short-Intermediate's behalf by its Treasurer or Assistant Treasurer;
 (e) That Fidelity Short-Intermediate's custodian shall deliver to Intermediate Government a certificate identifying the assets of Fidelity Short-Intermediate held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time:
(i) the assets held by the custodian will be transferred to Intermediate Government; (ii) Fidelity Short-Intermediate's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (f) That Fidelity Short-Intermediate's transfer agent shall deliver to Intermediate Government at the Closing a certificate setting forth the number of shares of Fidelity Short-Intermediate outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (g) That Fidelity Short-Intermediate calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Intermediate Government as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Fidelity Short-Intermediate;
 (h) That Fidelity Short-Intermediate delivers to Intermediate Government a certificate of an officer of Fidelity Charles Street Trust, dated as of the Closing Date, that there has been no material adverse change in Fidelity Short-Intermediate's financial position since September 30,1998, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (i) That all of the issued and outstanding shares of beneficial interest of Fidelity Short-Intermediate shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Fidelity Short-Intermediate or its transfer agent by Intermediate Government or its agents shall have revealed otherwise, Fidelity Short-Intermediate shall have taken all actions that in the opinion of Intermediate Government are necessary to remedy any prior failure on the part of Fidelity Short-Intermediate to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF FIDELITY SHORT-INTERMEDIATE
 (a) That Intermediate Government shall have executed and delivered to Fidelity Short-Intermediate an Assumption of Liabilities, certified by an officer of Fidelity Income Fund, dated as of the Closing Date pursuant to which Intermediate Government will assume all of the liabilities of Fidelity Short-Intermediate existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Intermediate Government furnishes to Fidelity Short-Intermediate a statement, dated as of the Closing Date, signed by an officer of Fidelity Income Fund, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Intermediate Government made in this Agreement are true and correct in all material respects, and Intermediate Government has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That Fidelity Short-Intermediate shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Fidelity Short-Intermediate and Intermediate Government, to the effect that the Intermediate Government Shares are duly authorized and upon delivery to Fidelity Short-Intermediate as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Intermediate Government (except as disclosed in Intermediate Government's Statement of Additional Information) and no shareholder of Intermediate Government has any preemptive right of subscription or purchase in respect thereof.
10. CONDITIONS TO OBLIGATIONS OF INTERMEDIATE GOVERNMENT AND FIDELITY SHORT-INTERMEDIATE.
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Fidelity Short-Intermediate;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Intermediate Government or Fidelity Short-Intermediate to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Intermediate Government or Fidelity Short-Intermediate, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Intermediate Government and Fidelity Short-Intermediate, threatened by the Commission; and
 (f) That Intermediate Government and Fidelity Short-Intermediate shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Intermediate Government and Fidelity Short-Intermediate that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Fidelity Short-Intermediate and Intermediate Government will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by Fidelity Short-Intermediate upon the transfer of all of its assets to Intermediate Government in exchange solely for the Intermediate Government Shares and the assumption of Fidelity Short-Intermediate's liabilities followed by the distribution of those Intermediate Government Shares to the shareholders of Fidelity Short-Intermediate in liquidation of Fidelity Short-Intermediate;
  (iii) No gain or loss will be recognized by Intermediate Government on the receipt of Fidelity Short-Intermediate's assets in exchange solely for the Intermediate Government Shares and the assumption of Fidelity Short-Intermediate's liabilities;
  (iv) The basis of Fidelity Short-Intermediate's assets in the hands of Intermediate Government will be the same as the basis of such assets in Fidelity Short-Intermediate's hands immediately prior to the Reorganization;
  (v) Intermediate Government's holding period in the assets to be received from Fidelity Short-Intermediate will include Fidelity Short-Intermediate's holding period in such assets;
  (vi) A Fidelity Short-Intermediate shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Fidelity Short-Intermediate for the Intermediate Government Shares in the Reorganization;
  (vii) A Fidelity Short-Intermediate shareholder's basis in the Intermediate Government Shares to be received by him or her will be the same as his or her basis in the Fidelity Short-Intermediate shares exchanged therefor;
  (viii) A Fidelity Short-Intermediate shareholder's holding period for his or her Intermediate Government Shares will include the holding period of Fidelity Short-Intermediate shares exchanged, provided that those Fidelity Short-Intermediate shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither Fidelity Short-Intermediate nor Intermediate Government may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF INTERMEDIATE GOVERNMENT AND FIDELITY
SHORT-INTERMEDIATE.
 (a) Intermediate Government and Fidelity Short-Intermediate each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
 (b) Fidelity Short-Intermediate covenants that it is not acquiring the Intermediate Government Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
 (c) Fidelity Short-Intermediate covenants that it will assist Intermediate Government in obtaining such information as Intermediate Government reasonably requests concerning the beneficial ownership of Fidelity Short-Intermediate's shares; and
 (d) Fidelity Short-Intermediate covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Fidelity Short-Intermediate will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 Intermediate Government and Fidelity Short-Intermediate may terminate this Agreement by mutual agreement. In addition, either Intermediate Government or Fidelity Short-Intermediate may at its option terminate this Agreement at or prior to the Closing Date because:
 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 In the event of any such termination, there shall be no liability for damages on the part of Fidelity Short-Intermediate or Intermediate Government, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Intermediate Government or Fidelity Short-Intermediate; provided, however, that following the shareholders' meeting called by Fidelity Short-Intermediate pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Intermediate Government Shares to be paid to Fidelity Short-Intermediate shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST.
 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
[SIGNATURE LINES OMITTED]


SUPPLEMENT TO FIDELITY'S GOVERNMENT BOND FUNDS SEPTEMBER 21, 1998
PROSPECTUS
The following information replaces footnote D to the Financial Highlights table for Fidelity Ginnie Mae Fund found on page 8.
FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. The following information replaces the biographical information for Curt Hollingsworth found in the "Charter" section on page 15.
Thomas Silvia is Vice President and manager of Ginnie Mae and Government Income, which he has managed since December 1998. He also manages other Fidelity funds. Mr. Silvia joined Fidelity as a senior mortgage trader in 1993. Previously, he was a quantitative analyst with Donaldson, Lufkin & Jenrette in New York from 1990 to 1993. Andrew Dudley is Vice President and manager of Intermediate Government Income, which he has managed since December 1998. He also manages other Fidelity funds. Prior to joining Fidelity in 1996, Mr. Dudley was a portfolio manager for Putnam Investments from 1991 to 1996.

VT-9801           dECEMBER 7, 1998
 .477036.101


Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated September 21, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web Site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity(registered trademark) at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

GVT-pro-0998
1.537653.101

FIDELITY'S
GOVERNMENT BOND
FUNDS

Each of these funds seeks high current income by investing mainly in U.S. Government securities. The funds have different investment strategies, however, and carry varying degrees of risk and yield potential.

FIDELITY GINNIE MAE FUND
(fund number 015, trading symbol FGMNX)

FIDELITY GOVERNMENT INCOME FUND (formerly Fidelity Government
Securities Fund)
(fund number 054, trading symbol FGOVX)

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND (formerly
Spartan(registered trademark) Limited Maturity Government Fund)
(fund number 452, trading symbol FSTGX)

PROSPECTUS
SEPTEMBER 21, 1998
(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
82 DEVONSHIRE STREET, BOSTON, MA 02109


CONTENTS


KEY FACTS            2   THE FUNDS AT A GLANCE

                     3   WHO MAY WANT TO INVEST

                     4   EXPENSES EACH FUND'S YEARLY OPERATING
                         EXPENSES.

                     6   FINANCIAL HIGHLIGHTS A SUMMARY OF
                         EACH FUND'S FINANCIAL DATA.

                     12  PERFORMANCE HOW EACH FUND HAS DONE
                         OVER TIME.

THE FUNDS IN DETAIL  14  CHARTER HOW EACH FUND IS ORGANIZED.

                     15  INVESTMENT PRINCIPLES AND RISKS EACH
                         FUND'S OVERALL APPROACH TO INVESTING.

                     16  BREAKDOWN OF EXPENSES HOW
                         OPERATING COSTS ARE CALCULATED AND WHAT
                         THEY INCLUDE.

YOUR ACCOUNT         17  DOING BUSINESS WITH FIDELITY

                     18  TYPES OF ACCOUNTS DIFFERENT WAYS TO
                         SET UP YOUR ACCOUNT, INCLUDING
                         TAX-ADVANTAGED RETIREMENT PLANS.

                     19  HOW TO BUY SHARES OPENING AN
                         ACCOUNT AND MAKING ADDITIONAL
                         INVESTMENTS.

                     22  HOW TO SELL SHARES TAKING MONEY OUT
                         AND CLOSING YOUR ACCOUNT.

                     25  INVESTOR SERVICES SERVICES TO HELP YOU
                         MANAGE YOUR ACCOUNT.

SHAREHOLDER AND      26  DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES         AND TAXES

                     27  TRANSACTION DETAILS SHARE PRICE
                         CALCULATIONS AND THE TIMING OF PURCHASES
                         AND REDEMPTIONS.

                     28  EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments(registered trademark), which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for some of the funds.
Beginning January 1, 1999, Fidelity Investments Money Management, Inc.
(FIMM), a subsidiary of FMR, will choose investments for the funds.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
GINNIE MAE
GOAL: High current income.
STRATEGY: Invests mainly in mortgage securities issued by the Government National Mortgage Association (Ginnie Maes). FMR uses the Lehman Brothers GNMA Index as a guide in structuring the fund and selecting its investments.
SIZE: As of July 31, 1998, the fund had over $917 million in assets. GOVERNMENT INCOME
GOAL: High current income with preservation of capital.
STRATEGY: Normally invests in U.S. Government securities and instruments related to U.S. Government securities. FMR uses the Lehman Brothers Government Bond Index as a guide in structuring the fund and selecting its investments.
SIZE: As of July 31, 1998, the fund had over $1.2 billion in assets. INTERMEDIATE GOV'T INCOME
GOAL: High current income with preservation of capital.
STRATEGY: Normally invests in U.S. Government securities and instruments related to U.S. Government securities while maintaining a dollar-weighted average maturity of three to ten years. FMR uses the Lehman Brothers Intermediate Government Bond Index as a guide in structuring the fund and selecting its investments.
SIZE: As of July 31, 1998, the fund had over $703 million in assets.

WHO MAY WANT TO INVEST
These funds may be appropriate for investors who seek high current income from a portfolio of U.S. Government securities. A fund's level of risk and potential reward depend on the quality and maturity of its investments.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. Ginnie Mae's investments are also subject to prepayment risk, which can lower the fund's yield, particularly in periods of declining interest rates. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.

(CHECKMARK)THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. THE FUNDS IN THIS
PROSPECTUS ARE IN THE INCOME
CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.

EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell, or exchange shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.

SALES CHARGE ON PURCHASES     NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE ON      NONE
REDEMPTIONS

ANNUAL ACCOUNT                $12.00
MAINTENANCE FEE (FOR
ACCOUNTS UNDER $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. FMR is responsible for the payment of all other expenses for Intermediate Government Income with certain limited exceptions. Each of Ginnie Mae and Government Income also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ).
The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund. In addition, on behalf of Intermediate Government Income, FMR has entered into arrangements with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce fund expenses. Each of Ginnie Mae and Government Income has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table would have been 0.68% for Government Income.

GINNIE MAE
MANAGEMENT FEE (AFTER   0.35%
REIMBURSEMENT)

12B-1 FEE               NONE

OTHER EXPENSES          0.30%

TOTAL FUND OPERATING    0.65%
EXPENSES
(AFTER REIMBURSEMENT)

GOVERNMENT INCOME
MANAGEMENT FEE         0.44%

12B-1 FEE              NONE

OTHER EXPENSES         0.25%

TOTAL FUND OPERATING   0.69%
EXPENSES

INTERMEDIATE GOV'T INCOME
MANAGEMENT FEE (AFTER   0.38%
REIMBURSEMENT)

12B-1 FEE               NONE

OTHER EXPENSES          0.00%

TOTAL FUND OPERATING    0.38%
EXPENSES
(AFTER REIMBURSEMENT)

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

GINNIE MAE
1 YEAR    $ 7

3 YEARS   $ 21

5 YEARS   $ 36

10 YEARS  $ 81

GOVERNMENT INCOME
1 YEAR    $ 7

3 YEARS   $ 22

5 YEARS   $ 38

10 YEARS  $ 86

INTERMEDIATE GOV'T INCOME
1 YEAR    $ 4

3 YEARS   $ 12

5 YEARS   $ 21

10 YEARS  $ 48

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. Effective June 27, 1998, FMR has voluntarily agreed to reimburse Ginnie Mae to the extent that the management fee, other expenses and total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.65% of its average net assets. If this agreement were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, of the fund would have been 0.44%, 0.30% and 0.74%, respectively.
Effective March 1, 1997, FMR has voluntarily agreed to reimburse Intermediate Government Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.38% of its average net assets. If this agreement were not in effect, the management fee, other expenses, and total operating expenses would have been 0.65%, 0.00%, and 0.65%, respectively.
The reimbursement agreement for Intermediate Government Income will continue through December 31, 1998.

FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by PricewaterhouseCoopers LLP, independent accountants. The funds' financial highlights, financial statements, and reports of the auditor are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact
Fidelity for a free copy of an Annual Report or the SAI.

FIDELITY GINNIE MAE FUND

SELECTED
PER-SHARE
DATA AND
RATIOS

YEARS         1998      1997      1996      1995      1994      1993      1992      1991      1990      1989
ENDED JULY
31

NET           $ 10.850  $ 10.530  $ 10.640  $ 10.360  $ 11.260  $ 11.060  $ 10.650  $ 10.370  $ 10.420  $ 10.020
ASSET VALUE,
BEGINNING OF
PERIOD

INCOME         .714B     .720B     .688      .721      .582      .800      .833      .845      .891      .916
FROM
INVESTMENT
OPERATIONS
 NET
INVESTMENT
 INCOME

 NET           .004      .310      (.107)    .292      (.650)    .083      .373      .288      (.099)    .322
REALIZED AND
 UNREALIZED
GAIN (LOSS)

 TOTAL         .718      1.030     .581      1.013     (.068)    .883      1.206     1.133     .792      1.238
FROM
INVESTMENT
OPERATIONS

LESS           (.698)    (.710)    (.691)    (.713)    (.582)    (.683)    (.796)    (.853)    (.842)    (.838)
DISTRIBUTIONS
 FROM NET
 INVESTMENT
INCOME

 FROM          --        --        --        --        (.190)    --        --        --        --        --
NET
 REALIZED
GAIN

 IN            --        --        --        (.020)    (.060)    --        --        --        --        --
EXCESS OF NET
   REALI
ZED GAIN

 TOTAL         (.698)    (.710)    (.691)    (.733)    (.832)    (.683)    (.796)    (.853)    (.842)    (.838)
DISTRIBUTIONS

NET           $ 10.870  $ 10.850  $ 10.530  $ 10.640  $ 10.360  $ 11.260  $ 11.060  $ 10.650  $ 10.370  $ 10.420
ASSET VALUE,
END OF PERIOD

TOTAL          6.81%     10.11%    5.55%     10.26%    (.63)%    8.23%     11.65%    11.36%    8.01%     13.00%
RETURNA

NET           $ 917     $ 822     $ 790     $ 767     $ 769     $ 976     $ 914     $ 797     $ 658     $ 651
ASSETS, END
OF PERIOD (IN
MILLIONS)

RATIO OF       .72%C     .76%      .76%      .75%      .82%      .80%      .80%      .83%      .83%      .85%
EXPENSES TO
AVERAGE NET
ASSETS

RATIO OF       .72%      .75%D     .75%D     .75%      .82%      .80%      .80%      .83%      .83%      .85%
EXPENSES TO
AVERAGE NET
ASSETS AFTER
EXPENSE
REDUCTIONS

RATIO OF       6.58%     6.75%     6.69%     7.24%     7.03%     7.26%     7.73%     8.24%     8.71%     9.03%
NET
INVESTMENT
INCOME TO
AVERAGE
NET ASSETS

PORTFOLIO      172%      98%       107%      210%      303%      259%      114%      125%      96%       291%
TURNOVER
RATE


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FIDELITY GOVERNMENT INCOME FUND

SELECTED
PER-SHARE
DATA AND
RATIOS

YEAR         1998E     1997D    1996D    1995D    1994D     1993D     1992F     1991G     1990G    1989G    1988G
ENDED JULY
31

NET          $ 9.760   $ 9.620  $ 9.890  $ 9.330  $ 10.870  $ 10.500  $ 10.300  $ 9.640   $ 9.610  $ 9.270  $ 9.520
ASSET VALUE,
BEGINNING OF
PERIOD

INCOME        .481I     .625I    .670     .625     .626      .672      .556      .801      .832     .784     .839
FROM
INVESTMENT
OPERATIONS
 NET
INVESTMENT
INCOME

 NET          .208      .175     (.299)   .564     (1.225)   .627      .198      .660      .030     .340     (.250)
REALIZED AND
 UNREALIZED
GAIN (LOSS)

 TOTAL        .689      .800     .371     1.189    (.599)    1.299     .754      1.461     .862     1.124    .589
FROM
INVESTMENT
 OPERATIONS

LESS          (.469)    (.660)   (.641)   (.609)   (.631)    (.679)    (.554)    (.801)    (.832)   (.784)   (.839)
DISTRIBUTIONS
 FROM NET
 INVESTMENT
INCOME

 FROM         --        --       --       --       (.310)    (.250)    --        --        --       --       --
NET REALIZED
GAIN

 IN           --        --       --       (.020)   --        --        --        --        --       --       --
EXCESS OF NET
   REALI
ZED GAIN

 TOTAL        (.469)    (.660)   (.641)   (.629)   (.941)    (.929)    (.554)    (.801)    (.832)   (.784)   (.839)
DISTRIBUTIONS

NET          $ 9.980   $ 9.760  $ 9.620  $ 9.890  $ 9.330   $ 10.870  $ 10.500  $ 10.300  $ 9.640  $ 9.610  $ 9.270
ASSET VALUE,
END OF PERIOD

TOTAL         7.19%     8.61%    3.82%    13.21%   (5.81)%   13.18%    7.65%     15.96%    9.53%    12.62%   6.36%
RETURNB,C

NET          $ 1,253   $ 1,023  $ 949    $ 897    $ 614     $ 729     $ 582     $ 522     $ 469    $ 560    $ 568
ASSETS, END
OF PERIOD (IN
MILLIONS)

RATIO OF      .69%A     .73%     .72%     .71%     .69%      .69%      .70%A     .70%      .66%     .73%     .79%
EXPENSES TO
AVERAGE NET
ASSETS

RATIO OF      .68%A,H   .72%H    .71%H    .71%     .69%      .69%      .70%A     .70%      .66%     .73%     .79%
EXPENSES TO
AVERAGE NET
ASSETS AFTER
EXPENSE
REDUCTIONS

RATIO OF      5.82%A    6.48%    6.52%    6.36%    6.26%     6.40%     7.31%A    8.23%     8.84%    8.29%    8.87%
NET
INVESTMENT
INCOME TO
AVERAGE
NET ASSETS

PORTFOLIO     289%A     199%     124%     391%     402%      323%      219%A     257%      302%     312%     283%
TURNOVER
RATE


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D YEAR ENDED SEPTEMBER 30
E TEN MONTHS ENDED JULY 31,1998
F NINE MONTHS ENDED SEPTEMBER 30, 1992
G YEAR ENDED DECEMBER 31
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
I NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

SELECTED
PER-SHARE
DATA AND
RATIOS

YEARS         1998     1997     1996     1995     1994      1993      1992      1991      1990      1989
ENDED JULY
31

NET           $ 9.790  $ 9.650  $ 9.760  $ 9.610  $ 10.310  $ 10.180  $ 10.060  $ 9.930   $ 10.030  $ 9.880
ASSET VALUE,
BEGINNING OF
PERIOD

INCOME         .652C    .675C    .678     .610     .470      .872      .836      .853      .816      .806
FROM
INVESTMENT
OPERATIONS
 NET
INVESTMENT
 INCOME

 NET           (.008)   .124     (.150)   .143     (.410)    (.087)    .021      .142      (.100)    .150
REALIZED AND
 UNREALIZED
GAIN (LOSS)

 TOTAL         .644     .799     .528     .753     .060      .785      .857      .995      .716      .956
FROM
INVESTMENT
 OPERATIONS

LESS           (.654)   (.659)   (.638)   (.603)   (.540)    (.605)    (.677)    (.845)    (.816)    (.806)
DISTRIBUTIONS
 FROM NET
 INVESTMENT
INCOME

 FROM          --       --       --       --       --        (.050)    (.060)    (.020)    --        --
NET REALIZED
GAIN

IN            --       --       --       --       (.220)    --        --        --        --        --
EXCESS OF NET
   REALI
ZED GAIN

TOTAL         (.654)   (.659)   (.638)   (.603)   (.760)    (.655)    (.737)    (.865)    (.816)    (.806)
DISTRIBUTIONS

NET           $ 9.780  $ 9.790  $ 9.650  $ 9.760  $ 9.610   $ 10.310  $ 10.180  $ 10.060  $ 9.930   $ 10.030
ASSET VALUE,
END OF PERIOD

TOTAL          6.78%    8.56%    5.49%    8.16%    .57%      7.96%     8.78%     10.43%    7.49%     10.14%
RETURNA,B

NET           $ 704    $ 704    $ 740    $ 817    $ 1,018   $ 1,529   $ 1,770   $ 880     $ 132     $ 125
ASSETS, END
OF PERIOD (IN
MILLIONS)

RATIO OF       .38%E    .54%E    .63%E    .65%     .65%      .65%      .61%E     .50%E     .83%      .68%E
EXPENSES TO
AVERAGE NET
ASSETS

RATIO OF       .38%     .54%     .62%D    .65%     .65%      .65%      .61%      .50%      .83%      .68%
EXPENSES TO
AVERAGE NET
ASSETS AFTER
EXPENSE
REDUCTIONS

RATIO OF       6.65%    6.96%    6.89%    7.18%    7.37%     8.05%     8.24%     8.63%     8.28%     8.20%
NET
INVESTMENT
INCOME TO
AVERAGE
NET ASSETS

PORTFOLIO      188%     105%     105%     210%     391%      324%      330%      288%      270%      806%
TURNOVER
RATE


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
Each fund's fiscal year runs from August 1 through July 31. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The charts on page present calendar year performance.

AVERAGE ANNUAL TOTAL RETURNS
FISCAL PERIODS   PAST 1  PAST 5  PAST 10
ENDED            YEAR    YEARS   YEARS
JULY 31,
1998

GINNIE MAE*       6.81%   6.34%   8.37%

LEHMAN            7.46%   7.01%   9.25%
BROTHERS
GNMA INDEX

LIPPER GNMA       6.81%   6.11%   8.27%
FUNDS AVERA
GE

GOVERNMENT        7.67%   5.87%   8.70%
INCOME

LEHMAN            8.35%   6.57%   8.97%
BROTHERS
GOV'T BOND
INDEX

LIPPER            7.32%   5.60%   7.93%
GENERAL
U.S. GOV'T
FUNDS AVERA
GE

INTERMEDIATE      6.78%   5.87%   7.40%
GOV'T
INCOME*

LEHMAN            6.83%   5.95%   8.12%
BROTHERS
INTERMEDIATE
GOV'T
BOND INDEX

LIPPER            5.67%   5.00%   7.38%
SHORT-INTERM
EDIATE U.S.
GOV'T. FUNDS
AVERAGE

* IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES DURING THESE
PERIODS, YIELDS AND TOTAL RETURNS WOULD HAVE BEEN LOWER.

CUMULATIVE TOTAL RETURNS
FISCAL PERIODS   PAST 1   PAST 5   PAST 10
ENDED            YEAR     YEARS    YEARS
JULY 31,
1998

GINNIE MAE*       6.81%    36.00%   123.36%

LEHMAN            7.46%    40.29%   142.29%
BROTHERS
GNMA INDEX

LIPPER GNMA       6.81%    34.54%   121.63%
FUNDS AVERA
GE

GOVERNMENT        7.67%    33.00%   130.27%
INCOME

LEHMAN            8.35%    37.43%   135.99%
BROTHERS
GOV'T BOND
INDEX

LIPPER            7.32%    31.41%   115.07%
GENERAL
U.S. GOV'T
FUNDS AVERA
GE

INTERMEDIATE      6.78%    33.02%   104.23%
GOV'T
INCOME*

LEHMAN            6.83%    33.48%   118.39%
BROTHERS
INTERMEDIATE
GOV'T
BOND INDEX

LIPPER            5.67%    27.74%   104.03%
SHORT-INTERM
EDIATE U.S.
GOV'T FUNDS
AVERAGE

* IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES DURING THESE
PERIODS, YIELDS AND TOTAL RETURNS WOULD HAVE BEEN LOWER.

(CHECKMARK)UNDERSTANDING
PERFORMANCE
BECAUSE THESE FUNDS INVEST IN
FIXED-INCOME SECURITIES, THEIR
PERFORMANCE IS RELATED TO
CHANGES IN INTEREST RATES. FUNDS
THAT HOLD SHORT-TERM BONDS ARE
USUALLY LESS AFFECTED BY
CHANGES IN INTEREST RATES THAN
LONG-TERM BOND FUNDS. FOR THAT
REASON, LONG-TERM BOND FUNDS
TYPICALLY OFFER HIGHER YIELDS
AND CARRY MORE RISK THAN
SHORT-TERM BOND FUNDS.

EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
LEHMAN BROTHERS GNMA INDEX is a market capitalization weighted index of fixed-rate securities issued by the Government National Mortgage Association.
LEHMAN BROTHERS GOVERNMENT BOND INDEX is an index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more.
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is a market value weighted index of U.S. Government fixed-rate debt issues with maturities between one and ten years.
Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGES are the Lipper GNMA Funds Average, Lipper General U.S. Government Funds Average, and Lipper Short-Intermediate U.S. Government Funds Average for Ginnie Mae, Government Income, and Intermediate Government Income, respectively. As of July 31, 1998, the averages reflected the performance of 53, 185, and 100 mutual funds with similar investment objectives, respectively. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

YEAR-BY-YEAR TOTAL RETURNS
Calendar
years       1989   1990   1991   1992  1993  1994   1995   1996  1997
GINNIE MAE  13.85% 10.50% 13.57% 6.70% 6.11% -2.00% 16.60% 4.86% 8.70%
Lehman
Brothers
GNMA Index  15.69% 10.58% 16.04% 7.41% 6.58% -1.50% 17.05% 5.53% 9.53%
Lipper GNMA
Funds
Average     13.28% 9.55%  14.86% 6.49% 6.57% -2.49% 16.25% 3.81% 8.80%
Consumer
Price Index 4.65%  6.11%  3.06%  2.90% 2.75% 2.67%  2.54%  3.32% 1.70%

Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 13.85
Row: 3, Col: 1, Value: 10.5
Row: 4, Col: 1, Value: 13.57
Row: 5, Col: 1, Value: 6.7
Row: 6, Col: 1, Value: 6.109999999999999
Row: 7, Col: 1, Value: -2.0
Row: 8, Col: 1, Value: 16.6
Row: 9, Col: 1, Value: 4.859999999999999
Row: 10, Col: 1, Value: 8.699999999999999
(LARGE SOLID BOX) Ginnie Mae

YEAR-BY-YEAR TOTAL RETURNS
Calendar
years       1989   1990  1991   1992  1993   1994   1995   1996  1997
GOVERNMENT
INCOME      12.62% 9.53% 15.96% 7.97% 12.32% -5.21% 18.07% 2.09% 8.93%
Lehman Brothers Government
Bond Index  14.22% 8.72% 15.32% 7.23% 10.66% -3.37% 18.34% 2.77% 9.59%
Lipper
General U.S.
Government
Funds
Average     12.46% 8.22% 14.44% 6.41% 9.42%  -4.64% 17.34% 1.72% 8.84%
Consumer
Price Index 4.65%  6.11% 3.06%  2.90% 2.75%  2.67%  2.54%  3.32% 1.70%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 12.62
Row: 3, Col: 1, Value: 9.529999999999999
Row: 4, Col: 1, Value: 15.96
Row: 5, Col: 1, Value: 7.970000000000001
Row: 6, Col: 1, Value: 12.32
Row: 7, Col: 1, Value: -5.21
Row: 8, Col: 1, Value: 18.07
Row: 9, Col: 1, Value: 2.09
Row: 10, Col: 1, Value: 8.93
(LARGE SOLID BOX) Government Income

YEAR-BY-YEAR TOTAL RETURNS
Calendar
years       1989   1990  1991   1992  1993  1994   1995   1996  1997
INTERMEDIATE GOV'T
INCOME      10.35% 9.13% 11.91% 5.76% 6.42% -0.95% 13.93% 4.14% 7.70%
Lehman Brothers Intermediate
Government  12.68% 9.56% 14.11% 6.93% 8.17% -1.75% 14.41% 4.06% 7.72%
Lipper Short-Intermediate U.S. Govt.
Fund
Average     10.84% 9.22% 13.11% 5.94% 6.96% -2.26% 12.46% 3.52% 6.72%
Consumer Price
Index       4.65%  6.11% 3.06%  2.90% 2.75%  2.67% 2.54%  3.32% 1.70%

Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 10.35
Row: 3, Col: 1, Value: 9.129999999999999
Row: 4, Col: 1, Value: 11.91
Row: 5, Col: 1, Value: 5.76
Row: 6, Col: 1, Value: 6.42
Row: 7, Col: 1, Value: -0.9500000000000001
Row: 8, Col: 1, Value: 13.93
Row: 9, Col: 1, Value: 4.14
Row: 10, Col: 1, Value: 7.7
(LARGE SOLID BOX) Intermediate
Gov't Income

THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Ginnie Mae and Intermediate Government Income are diversified funds, and Government Income is a non-diversified fund of Fidelity Income Fund, an open-end management investment company organized as a Massachusetts business trust on August 7, 1984.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses the funds' investments and handles their business affairs.
Affiliates assist FMR with foreign investments:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for Ginnie Mae and Intermediate Government Income.
(small solid bullet) Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for Ginnie Mae and Intermediate Government Income.
Beginning January 1, 1999, FIMM, located in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for the funds.
Curt Hollingsworth is Vice President and manager of Ginnie Mae and Government Income, which he has managed since February 1997; and Intermediate Government Income, which he has managed since May 1988. Since joining Fidelity in 1983, Mr. Hollingsworth has worked as a fixed-income trader and portfolio manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., FMR Far East, and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political, or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.
FIDELITY'S APPROACH TO BOND FUNDS. In managing bond funds, FMR selects a benchmark index that is representative of the universe of securities in which a fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.
FMR allocates assets among different market sectors (for example, fixed-rate or adjustable rate mortgages) and different maturities based on its view of the relative value of each sector or maturity. FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which a fund may invest. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies. GINNIE MAE seeks high current income, consistent with prudent investment risk, by investing in Ginnie Maes. When consistent with its goal, the fund may also consider the potential for capital gain. FMR normally invests at least 65% of the fund's total assets in Ginnie Maes. The fund may also invest in other U.S. Government securities and instruments related to U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.
Ginnie Maes are government securities that are interests in pools of mortgage loans. Their principal and interest payments are fully guaranteed by the U.S. Government, making them high-quality investments.
The benchmark index for the fund is the Lehman Brothers GNMA Index, a market capitalization weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years and are issued by the Government National Mortgage Association (GNMA). FMR manages the fund to have similar overall interest rate risk to the index. As of July 31, 1998, the dollar-weighted average maturity of the fund and the index was approximately 6.10 years and 5.75 years, respectively.
The reaction of mortgage securities to changes in interest rates can be difficult to predict because mortgage securities are subject to prepayment of principal and interest and can be structured in a complex manner. In determining a security's maturity for purposes of calculating a fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.
GOVERNMENT INCOME seeks high current income, consistent with preservation of principal, by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions. The benchmark index for the fund is the Lehman Brothers Government Bond Index, a market value weighted benchmark of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to the index. As of July 31,1998, the dollar-weighted average maturity of the fund and the index was approximately 8.70 years and 8.90 years, respectively.
In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.
The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities. FMR normally invests at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.
INTERMEDIATE GOVERNMENT INCOME seeks high current income, consistent with preservation of capital, by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions. The benchmark index for the fund is the Lehman Brothers Intermediate Government Bond Index, a market value weighted benchmark of U.S. Government fixed-rate debt issues with maturities between one and 10 years. FMR manages the fund to have similar overall interest rate risk to the index. As of July 31, 1998, the dollar-weighted average maturity of the fund and the index was approximately 4.70 years and 3.88 years, respectively. In addition, the fund normally maintains a dollar-weighted average maturity of between three and 10 years.
In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.
The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities. FMR normally invests at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.
FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares of a fund, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. In addition, bond prices are also affected by the credit quality of the issuer.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them. ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
RESTRICTIONS: Each of Government Income and Intermediate Government Income does not currently intend to invest more than 40% of its assets in mortgage securities.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not invest more than 10% of its assets in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
OTHER INSTRUMENTS may include real estate-related instruments.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR or its affiliates.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
GINNIE MAE seeks a high level of current income consistent with prudent investment risk, by investing primarily in mortgage-related securities. In seeking current income, the fund may also consider the potential for capital gain.
GOVERNMENT INCOME seeks a high level of current income, consistent with preservation of principal. The fund invests in securities issued by the U.S. Government or issued by U.S. Government agencies or instrumentalities, and in certain options and futures contracts. INTERMEDIATE GOVERNMENT INCOME seeks a high level of current income as is consistent with the preservation of capital.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of each fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, each fund pays fees related to its daily operations. Expenses paid out of each fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services for certain funds. Each of Ginnie Mae and Government Income also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which, in the case of certain funds, may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE AND OTHER EXPENSES
The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of Intermediate Government Income with limited exceptions.
Intermediate Government Income's annual management fee rate is 0.65% of its average net assets. For the fiscal year ended July 31, 1998, Intermediate Government Income paid a management fee of 0.38% of the fund's average net assets, after reimbursement.
For each of Ginnie Mae and Government Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For July 1998, the group fee rate was 0.1331%. The individual fund fee rate is 0.30% for each of Ginnie Mae and Government Income.
The total management fee for the fiscal year ended July 31, 1998 was 0.42%, after reimbursement, of the fund's average net assets for Ginnie Mae and 0.44% (annualized) of the fund's average net assets for Government Income.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East on behalf of Ginnie Mae and Intermediate Government Income. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis.
Beginning January 1, 1999, FIMM will have primary responsibility for managing each fund's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services. While the management fee is a significant component of each of Ginnie Mae's and Government Income's annual operating costs, these funds have other expenses as well.
The funds contract with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, handling securities loans for each fund, and calculating each fund's share price and dividends.
For the fiscal year ended July 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.

                    TRANSFER AGENCY AND
                    PRICING AND BOOKKEEPING
                    FEES PAID BY FUND

GINNIE MAE           0.26%

GOVERNMENT INCOME*   0.21%

* ANNUALIZED

In the case of Intermediate Government Income, FMR, not the fund, pays for these services.
Each of Ginnie Mae and Government Income also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
Intermediate Government Income also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees of each fund has authorized such payments.
For the fiscal year ended July 1998, the portfolio turnover rates for Ginnie Mae, Government Income and Intermediate Government Income were 172%, 289% (annualized), and 188%, respectively. These rates vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country and Fidelity's Web site.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 75 walk-in Investor Centers across the country.
If you would prefer to access information on-line, you can visit Fidelity's Web site at www.fidelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.

(CHECKMARK)FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual funds: over 225
(solid bullet) Assets in Fidelity mutual funds: over $611 billion
(solid bullet) Number of shareholder
accounts: over 38 million
(solid bullet) Number of investment
analysts and portfolio
managers: over 250

The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement benefits number, visit Fidelity's Web site at www.fidelity.com, or contact Fidelity directly, as appropriate.

WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits. (solid bullet) ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH PLANS are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.

HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for an application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or (small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT                        $2,500
For certain Fidelity retirement accountsA $500
TO ADD TO AN ACCOUNT                      $250
Through regular investment plansB         $100
MINIMUM BALANCE                           $2000

   A     THIS LOWER MINIMUM APPLIES TO FIDELITY TRADITIONAL IRA, ROTH
IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
   B     FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE
REFER TO "INVESTOR SERVICES," PAGE .

These minimums may be lower for investments through a Fidelity GoalPlannerSM account in Ginnie Mae.
There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts.
Refer to the program materials for details. In addition, each fund reserves the right to waive or lower investment minimums in other circumstances.



                      TO OPEN AN             TO ADD TO AN
                      ACCOUNT                ACCOUNT

Phone 1-800-544-7777
(phone_graphic)          (bullet)               (bullet)
                      Exchange from another  Exchange from another
                      Fidelity fund account  Fidelity fund account
                      with the same          with the same
                     registration, including registration, including
                      name, address, and     name, address, and
                      taxpayer ID number.    taxpayer ID number.
                                                (bullet)
                                             Use Fidelity Money
                                             Line to transfer from
                                             your bank account.
                                             Call before your first
                                             use to verify that this
                                             service is in place on
                                             your account.
                                             Maximum Money
                                             Line: up to
                                             $100,000.

The Internet
www.fidelity.com
(computer graphic)       (bullet)               (bullet)
                      Complete and sign the  Exchange from another
                      application. Make your Fidelity fund account
                      check payable to the   with the same
                      complete name of the   registration, including
                      fund. Mail to the      name, address, and
                      address indicated on   taxpayer ID number.
                      the application.          (bullet)
                                             Use Fidelity Money Line
                                             to transfer from your
                                             bank account. Visit
                                             Fidelity's Web site
                                             before your first use to
                                             verify that this service is
                                             in place on your
                                             account. Maximum
                                             Money Line: up to
                                             $100,000.

Mail
(mail_graphic)           (bullet)               (bullet)
                      Complete and sign the  Make your check
                      application. Make      payable to the
                      your check payable to  complete name of the
                      the complete name of   fund. Indicate your
                      the fund. Mail to the  fund account number
                      address indicated on   on your check and
                      the application.       mail to the address
                                             printed on your
                                             account statement.
                                                (bullet)
                                             Exchange by mail: call
                                             1-800-544-6666 for
                                             instructions.

In Person
(hand_graphic)           (bullet)               (bullet)
                      Bring your application Bring your check to a
                     and check to a Fidelity Fidelity Investor
                      Investor Center. Call  Center. Call
                      1-800-544-9797 for     1-800-544-9797 for
                     the center nearest you. the center nearest
                                             you.

Wire
(wire_graphic)           (bullet)               (bullet)
                      Call 1-800-544-7777    Not available for
                      to set up your account retirement accounts.
                      and to arrange a wire     (bullet)
                      transaction. Not       Wire to: Bankers Trust
                      available for          Company,
                      retirement accounts.   Bank Routing
                         (bullet)            #021001033,
                      Wire within 24 hours   Account #00163053.
                      to: Bankers Trust      Specify the complete
                      Company, Bank          name of the fund and
                      Routing                include your account
                      #021001033,            number and your
                      Account #00163053.     name.
                      Specify the complete
                      name of the fund and
                      include your new
                      account number and
                      your name.

Automatically
(automatic_graphic)      (bullet)               (bullet)
                      Not available.         Use Fidelity Automatic
                                             Account Builder. Sign
                                             up for this service when
                                             opening your account,
                                             visit Fidelity's Web site
                                             at www.fidelity.com to
                                             obtain the form to add
                                             the service, or call
                                             1-800-544-6666 to
                                             add the service.

(tdd_graphic) TDD
- Service for the Deaf
and Hearing Impaired:
1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone, in writing, or through Fidelity's Web site. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:

 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602

CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.



                    ACCOUNT TYPE             SPECIAL
                                             REQUIREMENTS

Phone 1-800-544-7777
(phone_graphic)     All account types except    (bullet)
                    retirement               Maximum check
                                             request: $100,000.
                    All account types           (bullet)
                                             For Money Line
                                             transfers to your
                                             bank account;
                                             minimum: $10;
                                             maximum: up to
                                             $100,000.
                                                (bullet)
                                             You may exchange to
                                             other Fidelity funds if
                                             both accounts are
                                             registered with the
                                             same name(s),
                                             address, and
                                             taxpayer ID number.

Mail or in Person
(mail_graphic)
(hand_graphic)     Individual, Joint Tenant,    (bullet)
                   Sole Proprietorship,      The letter of
                   UGMA, UTMA                instruction must be
                   Retirement account        signed by all persons
                                             required to sign for
                                             transactions, exactly
                   Trust                     as their names
                                             appear on the
                                             account.
                                                (bullet)
                   Business or Organization  The account owner
                                             should complete a
                                             retirement
                                             distribution form.
                                             Call
                   Executor, Administrator,  1-800-544-6666 to
                   Conservator, Guardian     request one.
                                                (bullet)
                                             The trustee must sign
                                             the letter indicating
                                             capacity as trustee. If
                                             the trustee's name is
                                             not in the account
                                             registration, provide a
                                             copy of the trust
                                             document certified
                                             within the last 60
                                             days.
                                                (bullet)
                                             At least one person
                                             authorized by
                                             corporate resolution
                                             to act on the account
                                             must sign the letter.
                                                (bullet)
                                             Include a corporate
                                             resolution with
                                             corporate seal or a
                                             signature guarantee.
                                                (bullet)
                                             Call
                                             1-800-544-6666 for
                                             instructions.

Wire
(wire_graphic)     All account types except     (bullet)
                   retirement                You must sign up for
                                             the wire feature
                                             before using it. To
                                             verify that it is in
                                             place, call
                                             1-800-544-6666.
                                             Minimum wire:
                                             $5,000.
                                                (bullet)
                                             Your wire redemption
                                             request must be
                                             received in proper
                                             form by Fidelity
                                             before 4:00 p.m.
                                             Eastern time for
                                             money to be wired
                                             on the next business
                                             day.

Check
(check_graphic)    All account types            (bullet)
                                             Minimum check:
                                             $500.
                                                (bullet)
                                             All account owners
                                             must sign a
                                             signature card to
                                             receive a checkbook.

(tdd_graphic) TDD - Service
for the Deaf and Hearing
Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)

(CHECKMARK)24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
WEB SITE
WWW.FIDELITY.COM
 AUTOMATED SERVICE

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone, in writing, or through Fidelity's Web site.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.



REGULAR
INVESTMENT
PLANS

FIDELITY
AUTOMATIC
ACCOUNT
BUILDER(registered trademark)
TO MOVE
MONEY FROM
YOUR BANK
ACCOUNT TO A
FIDELITY FUND

MINIMUM                        FREQUENCY               SETTING UP OR CHANGING
$100                           Monthly or quarterly    (small solid bullet) For a new account, complete the
                                                       appropriate section on the fund
                                                       application.
                                                       (small solid bullet) For existing accounts, call 1-800-544-6666 or visit Fidelity's Web
                                                       site at www.fidelity.com for an application.
                                                       (small solid bullet) To change the amount or frequency of
                                                       your investment, call
                                                       1-800-544-6666 at least three business days prior to your next scheduled investment date.

DIRECT
DEPOSIT
TO SEND ALL OR
A PORTION OF
YOUR PAYCHECK
OR GOVERNMENT
CHECK TO A
FIDELITY FUNDA

MINIMUM                        FREQUENCY               SETTING UP OR CHANGING
$100                           Every pay period        (small solid bullet) Check the appropriate box on the
                                                       fund application, or call
                                                       1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for an authorization form.
                                                       (small solid bullet) Changes require a new authorization form.

FIDELITY
AUTOMATIC
EXCHANGE
SERVICE
TO MOVE
MONEY FROM A
FIDELITY MONEY
MARKET FUND TO
ANOTHER
FIDELITY FUND

MINIMUM                        FREQUENCY               SETTING UP OR CHANGING
$100                           Monthly, bimonthly,     (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
                               quarterly, or annually  opened.
                                                       (small solid bullet) To change the amount or frequency of
                                                       your investment, call
                                                       1-800-544-6666.


A BECAUSE THEIR
SHARE PRICES
FLUCTUATE, THESE
FUNDS MAY NOT BE
APPROPRIATE
CHOICES FOR DIRECT
DEPOSIT OF YOUR
ENTIRE CHECK.


SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in September and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call Fidelity at 1-800-544-6666.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

(CHECKMARK)UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
EACH FUND EARNS INTEREST FROM
ITS INVESTMENTS. THESE ARE
PASSED ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.

For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. Ginnie Mae securities and other mortgage-backed securities are notable exceptions in most states. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) Shares begin to earn dividends on the first business day following the day of purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000 you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details. Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, Directed Dividends, and Spartan are registered trademarks of FMR Corp.
Portfolio Advisory Services and Fidelity GoalPlanner are service marks of FMR Corp.
The third party marks appearing above are the marks of their respective owners.

(RECYCLE LOGO)This prospectus is printed on recycled paper using soy-based inks.

SUPPLEMENT TO THE
FIDELITY GOVERNMENT BOND FUNDS:
FIDELITY GINNIE MAE FUND, FIDELITY GOVERNMENT INCOME FUND, AND
FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND
SEPTEMBER 21, 1998
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 19:
STANLEY N. GRIFFITH (51), Assistant Vice President (1998), is Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 19:
THOMAS J. SIMPSON (40), Assistant Treasurer (1996), is Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining Fidelity, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

GVTB-98-01     October 8, 1998
1.708978.100

FIDELITY'S GOVERNMENT BOND FUNDS
FIDELITY GINNIE MAE FUND
FIDELITY GOVERNMENT INCOME FUND
(FORMERLY FIDELITY GOVERNMENT SECURITIES FUND)
FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND
(FORMERLY SPARTAN(registered trademark) LIMITED MATURITY GOVERNMENT
FUND)
FUNDS OF FIDELITY INCOME FUND
STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 21, 1998

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated September 21, 1998). Please retain this document for future reference. The funds' Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8888.

TABLE OF CONTENTS               PAGE



Investment Policies and         31
Limitations

Portfolio Transactions          35

Valuation                       36

Performance                     36

Additional Purchase, Exchange   41
and Redemption Information

Distributions and Taxes         41

FMR                             41

Trustees and Officers           42

Management Contracts            44

Distribution and Service Plans  49

Contracts with FMR Affiliates   49

Description of the Trust        50

Financial Statements            50

Appendix                        50

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)

GVT-ptb-0998
1.475374.101
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF FIDELITY GINNIE MAE FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase any security if, as a result thereof, more than 25% of the value of its total assets would be invested in the securities of companies having their principal business activities in the same industry (this limitation does not apply to securities issued or guaranteed by the United States government, its agencies, or its instrumentalities);
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF FIDELITY GOVERNMENT INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or
(8) invest in companies for the purpose of exercising control or management.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INVESTMENT LIMITATIONS OF FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions. DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The funds may receive fees or price concessions for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
FANNIE MAES AND FREDDIE MACS are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
Each fund further limits its options and futures investments to options and futures contracts relating to U.S. Government securities. The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some government-stripped fixed-rate mortgage-backed securities to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
MORTGAGE-BACKED SECURITIES are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
STRIPPED GOVERNMENT SECURITIES. Stripped government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.
If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended July 31, 1998 and 1997, the portfolio turnover rates were 172%, and 98%, respectively, for Ginnie Mae, 188% and 105%, respectively, for Intermediate Government Income. For the fiscal periods October 1, 1997 through July 31, 1998 and October 1, 1996 through September 30, 1997, the portfolio turnover rates were 289% (annualized) and 199% respectively, for Government Income. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. Variations in turnover rates may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.
For the fiscal years ended July 31, 1998, 1997 and 1996 for Ginnie Mae and Intermediate Government Income, respectively, the funds paid no brokerage commissions. For the fiscal periods October 1, 1997 through July 31, 1998, October 1, 1996 through September 30, 1997, and October 1, 1995 through September 30, 1996, Government Income paid no brokerage commissions.
For the fiscal year ended July 1998, the funds paid no brokerage commissions to firms that provided research services.
The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwriting in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR funds or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
FSC normally determines each fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Or, fixed-income securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for a fund are computed by dividing a fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation. Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
CALCULATING HISTORICAL FUND RESULTS. The following table shows performance for each fund calculated including certain fund expenses. HISTORICAL FUND RESULTS. The following tables show each fund's yield and total return for the period ended July 31, 1998.

                            Average                   Cumulativ
                            Annual                    e Total
                            Total                     Returns
                            Returns

               Thirty Day   One       Five    Ten     One        Five     Ten
               Yield        Year      Years   Years   Year       Years    Years



Ginnie Mae      6.37%        6.81%     6.34%   8.37%   6.81%      36.00%   123.36%

Government      5.32%        7.67%     5.87%   8.70%   7.67%      33.00%   130.27%
Income

Intermediate    5.89%         6.78%    5.87%   7.40%   6.78%      33.02%   104.23%
Government
Income


Note: If FMR had not reimbursed certain fund expenses during these periods, Ginnie Mae and Intermediate Government Income's total returns would have been lower.
Note: If FMR had not reimbursed certain fund expenses during these periods, Ginnie Mae and Intermediate Government Income's yields would have been 6.32% and 5.60%, respectively.
The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended July 31, 1998, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.
During the 10-year period ended July 31, 1998, a hypothetical $10,000 investment in Ginnie Mae would have grown to $22,336.

GINNIE MAE                                                  INDICES

Year Ended  Value of    Value of     Value of     Total     S&P 500   DJIA      Cost of
            Initial     Reinvested   Reinvested   Value                         Living
            $10,000     Dividend     Capital
            Investment  Distributio  Gain
                        ns           Distributio
                                     ns



1998        $ 10,848    $ 11,090     $ 398        $ 22,336  $ 54,515  $ 55,318  $ 13,772

1997        $ 10,828    $ 9,686      $ 398        $ 20,912  $ 45,702  $ 50,376  $ 13,544

1996        $ 10,509    $ 8,097      $ 386        $ 18,992  $ 30,040  $ 33,218  $ 13,249

1995        $ 10,619    $ 6,985      $ 390        $ 17,994  $ 25,770  $ 27,670  $ 12,869

1994        $ 10,339    $ 5,633      $ 348        $ 16,320  $ 20,435  $ 21,556  $ 12,523

1993        $ 11,238    $ 5,186      $ 0          $ 16,424  $ 19,433  $ 19,721  $ 12,186

1992        $ 11,038    $ 4,138      $ 0          $ 15,176  $ 17,870  $ 18,358  $ 11,857

1991        $ 10,629    $ 2,963      $ 0          $ 13,592  $ 15,842  $ 15,882  $ 11,494

1990        $ 10,349    $ 1,856      $ 0          $ 12,205  $ 14,049  $ 14,704  $ 11,004

1989        $ 10,399    $ 901        $ 0          $ 11,300  $ 13,192  $ 12,967  $ 10,498


Explanatory Notes: With an initial investment of $10,000 in Ginnie Mae on August 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $21,232. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $7,390 for dividends and $269 for capital gain distributions.
During the 10-year period ended July 31, 1998, a hypothetical $10,000 investment in Government Income would have grown to $23,027.

GOVERNME                                                      INDICES
NT INCOME

Period Ended  Value of    Value of     Value of     Total     S&P 500   DJIA      Cost of
              Initial     Reinvested   Reinvested   Value                         Living
              $10,000     Dividend     Capital
              Investment  Distributio  Gain
                          ns           Distributio
                                       ns







1998          $ 10,651    $ 11,464     $ 912        $ 23,027  $ 54,515  $ 55,318  $ 13,772

1997          $ 10,480    $ 10,009     $ 898        $ 21,387  $ 45,702  $ 50,376  $ 13,544

1996          $ 10,235    $ 8,398      $ 877        $ 19,510  $ 30,040  $ 33,218  $ 13,249

1995          $ 10,448    $ 7,320      $ 895        $ 18,663  $ 25,770  $ 27,670  $ 12,869

1994          $ 10,277    $ 6,055      $ 842        $ 17,174  $ 20,435  $ 21,556  $ 12,523

1993          $ 11,355    $ 5,557      $ 402        $ 17,314  $ 19,433  $ 19,721  $ 12,186

1992          $ 11,089    $ 4,357      $ 0          $ 15,446  $ 17,870  $ 18,358  $ 11,857

1991          $ 10,224    $ 2,984      $ 0          $ 13,208  $ 15,842  $ 15,882  $ 11,494

1990          $ 10,096    $ 1,866      $ 0          $ 11,962  $ 14,049  $ 14,704  $ 11,004

1989          $ 10,363    $ 902        $ 0          $ 11,265  $ 13,192  $ 12,967  $ 10,498


Explanatory Notes: With an initial investment of $10,000 in Government Income on August 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $22,166. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $7,466 for dividends and $619 for capital gain distributions.
During the 10-year period ended July 31, 1998, a hypothetical $10,000 investment in Intermediate Government Income would have grown to $20,423.

INTERMEDI                                                   INDICES
ATE
GOVERN
MENT
INCOME

Year Ended  Value of    Value of     Value of     Total     S&P 500   DJIA      Cost of
            Initial     Reinvested   Reinvested   Value                         Living
            $10,000     Dividend     Capital
            Investment  Distributio  Gain
                        ns           Distributio
                                     ns







1998        $ 9,899     $ 10,021     $ 503        $ 20,423  $ 54,515  $ 55,318  $ 13,772

1997        $ 9,909     $ 8,714      $ 503        $ 19,126  $ 45,702  $ 50,376  $ 13,544

1996        $ 9,767     $ 7,355      $ 496        $ 17,618  $ 30,040  $ 33,218  $ 13,249

1995        $ 9,879     $ 6,320      $ 502        $ 16,701  $ 25,770  $ 27,670  $ 12,869

1994        $ 9,727     $ 5,220      $ 494        $ 15,441  $ 20,435  $ 21,556  $ 12,523

1993        $ 10,435    $ 4,741      $ 177        $ 15,353  $ 19,433  $ 19,721  $ 12,186

1992        $ 10,304    $ 3,814      $ 104        $ 14,222  $ 17,870  $ 18,358  $ 11,857

1991        $ 10,182    $ 2,867      $ 25         $ 13,074  $ 15,842  $ 15,882  $ 11,494

1990        $ 10,051    $ 1,788      $ 0          $ 11,839  $ 14,049  $ 14,704  $ 11,004

1989        $ 10,152    $ 862        $ 0          $ 11,014  $ 13,192  $ 12,967  $ 10,498


Explanatory Notes: With an initial investment of $10,000 in Intermediate Government Income on August 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $20,635. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $6,915 for dividends and $364 for capital gain distributions.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds. From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies. A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Ginnie Mae may compare its performance to that of the Lehman Brothers GNMA Index, a market value weighted performance benchmark of fixed-rate securities issued by the Government National Mortgage Association (GNMA). These securities represent interests in pools of mortgage loans with original terms of 15 and 30 years.
Government Income may compare its performance to that of the Lehman Brothers Government Bond Index, a market value weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. Issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.
Intermediate Government Income may compare its performance to that of the Lehman Brothers Intermediate Government Bond Index, a market value weighted performance benchmark for government fixed-rate debt issues. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and ten years. Issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of July 31, 1998, FMR advised over $31 billion in municipal fund assets, $107 billion in money market fund assets, $460 billion in equity fund assets, $71 billion in international fund assets, and $27 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
Each fund is open for business and each net asset value per share
(NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DIVIDENDS. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Mortgage security paydown gains (losses) on mortgage securities purchased by a fund on or prior to June 8, 1997 are generally taxable as ordinary income and, therefore, increase (decrease) taxable dividend distributions. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year. CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
As of July 31, 1998, Ginnie Mae had a capital loss carryforward aggregating approximately $15,435,000. This loss carryforward, of which $10,681,000, and $4,754,000 will expire on July 31, 2003, and
2004 , respectively, is available to offset future capital gains.
As of July 31, 1998, Government Income had a capital loss carryforward aggregating approximately $6,321,000. This loss carryforward, of which $1,847,000, and $4,474,000 will expire on July 31, 2004, and 2005, respectively, is available to offset future capital gains.
As of July 31, 1998, Intermediate Government Income had a capital loss carryforward aggregating approximately $55,905,000. This loss carryforward, of which $45,999,000, $6,634,000, and $3,272,000 will expire on July 31, 2003, 2004, and 2005, respectively, is available to offset future capital gains.
STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from a fund will be the same as if you directly owned a proportionate share of the U.S. Government securities. Because the income earned on most U.S. Government securities is exempt from state and local income taxes, the portion of dividends from a fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities whether such securities are held directly or through a fund.
TAX STATUS OF THE FUND. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
Each fund is treated as a separate entity from the other funds, if any, of its trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers elected or appointed to Fidelity Income Fund prior to Government Income's conversion from a series of a Massachusetts business trust served in identical capacities. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc.
(1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board, of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Imation Corp. (imaging and information storage, 1997).
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, group leader of the Bond Group, and Senior Vice President of FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments. Prior to joining Fidelity, he spent three years as president and CEO of CSI Asset Management, Inc. in Chicago, an investment management subsidiary of The Prudential. FRED L. HENNING, JR. (59), is Vice President of Fidelity's Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
CURT HOLLINGSWORTH (41), is Vice President of Fidelity Government Income Fund (1997) of Fidelity Ginnie Mae Fund (1997), and Fidelity Intermediate Government Income Fund (1990) and an employee of FMR
(1983).
ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
STANLEY N. GRIFFITH (52), Assistant Vice President, is Assistant Vice President of Fidelity's Fixed-Income Funds.
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended July 31, 1998 or calendar year ended December 31, 1997, as applicable. During part of the fiscal period ended July 31, 1998 Government Income was a fund of Fidelity Government Securities Trust.

COMPENSATION TABLE

Trustees                Aggregate         Aggregate      Aggregate     Total
and                     Compensation      Compensation   Compensation  Compensation
Members of the          from              from           from          from the
Advisory Board          Fidelity Ginnie   Fidelity       Fidelity      Fund Complex*,A
                        Mae FundB         Government     Intermediate
                                          Income FundB   Government
                                                         Income FundB

J. Gary Burkhead**      $ 0               $ 0            $ 0           $ 0

Ralph F. Cox            $ 312             $ 268          $ 414         $ 214,500

Phyllis Burke Davis     $ 312             $ 268          $ 414         $ 210,000

Robert M. Gates         $ 316             $ 271          $ 323         $ 176,000

Edward C. Johnson 3d**  $ 0               $ 0            $ 0           $ 0

E. Bradley Jones        $ 314             $ 270          $ 417         $ 211,500

Donald J. Kirk          $ 314             $ 270          $ 417         $ 211,500

Peter S. Lynch**        $ 0               $ 0            $ 0           $ 0

William O. McCoy        $ 316             $ 271          $ 323         $ 214,500

Gerald C. McDonough     $ 389             $ 334          $ 517         $ 264,500

Marvin L. Mann          $ 310             $ 266          $ 411         $ 214,500

Robert C. Pozen**       $ 0               $ 0            $ 0           $ 0

Thomas R. Williams      $ 314             $ 270          $ 417         $ 214,500


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of July 31, 1998, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.
As of July 31, 1998, the following owned of record or beneficially 5% or more of Government Income's outstanding shares: Bank of New York, New York, NY (6.27%).
MANAGEMENT CONTRACTS
Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES (GINNIE MAE AND GOVERNMENT INCOME). In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT-RELATED EXPENSES (INTERMEDIATE GOVERNMENT INCOME). Under the terms of its management contract with the fund, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services, pricing and bookkeeping services and administration of the fund's securities lending program.
FMR pays all other expenses of Intermediate Government Income with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. MANAGEMENT FEES. For the services of FMR under the management contract, Intermediate Government Income pays FMR a monthly management fee at the annual rate of 0.65% of its average net assets throughout the month.
The management fee paid to FMR by Intermediate Government Income is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
For the services of FMR under the management contract, Ginnie Mae and Government Income each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE                         EFFECTIVE ANNUAL
SCHEDULE                               FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets   Effective Annual Fee Rate

 0 - $3 billion       .3700%            $ 0.5 billion     .3700%

 3 - 6                .3400              25               .2664

 6 - 9                .3100              50               .2188

 9 - 12               .2800              75               .1986

 12 - 15              .2500              100              .1869

 15 - 18              .2200              125              .1793

 18 - 21              .2000              150              .1736

 21 - 24              .1900              175              .1690

 24 - 30              .1800              200              .1652

 30 - 36              .1750              225              .1618

 36 - 42              .1700              250              .1587

 42 - 48              .1650              275              .1560

 48 - 66              .1600              300              .1536

 66 - 84              .1550              325              .1514

 84 - 120             .1500              350              .1494

 120 - 156            .1450              375              .1476

 156 - 192            .1400              400              .1459

 192 - 228            .1350              425              .1443

 228 - 264            .1300              450              .1427

 264 - 300            .1275              475              .1413

 300 - 336            .1250              500              .1399

 336 - 372            .1225              525              .1385

 372 - 408            .1200              550              .1372

 408 - 444            .1175

 444 - 480            .1150

 480 - 516            .1125

 Over 516             .1100


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $648 billion of group net assets - the approximate level for July 1998 was 0.1331%, which is the weighted average of the respective fee rates for each level of group net assets up to $648 billion.
The individual fund fee rate for each of Ginnie Mae and Government Income is 0.30%. Based on the average group net assets of the funds advised by FMR for July 1998, each fund's annual management fee rate would be calculated as follows:

           Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

Ginnie     0.1331%         +    0.30%                     =    0.4331%
Mae

Governme   0.1331%         +    0.30%                     =    0.4331%
nt Income


One-twelfth of this annual management fee rate, is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amounts of credits reducing management fees for each fund.

Fund           July 31   Amount of          Management Fees
                         Credits Reducing   Paid to FMR
                         Management Fees

Ginnie Mae     1998      $ 0                $ 3,763,000

               1997      $ 0                $ 3,511,000

               1996      $ 0                $ 3,534,000

Government     1998**    $ 0                $ 4,322,000
Income

               1997***   $ 0                $ 4,315,000

               1996****  $ 0                $ 4,287,000

Intermediate   1998      $ 7,000            $ 4,782,000*
Government
Income

               1997      $ 13,000           $ 4,536,000*

               1996      $ 73,000           $ 5,118,000*

* After reduction of fees and expenses paid by the fund to the non-interested Trustees.
** For the fiscal period October 1, 1997 to July 31, 1998.
*** For the fiscal period ended October 1, 1996 to September 30, 1997. **** For the fiscal period October 1, 1995 to September 30, 1996.

During the period reported FMR voluntarily modified the breakpoints in the group fee rate schedules on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), in the case of certain funds, which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.
During the past three fiscal periods, FMR voluntarily agreed to reimburse certain of the funds if and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The tables below show the period of reimbursement and levels of expense limitations for the applicable funds; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for the period.

             Periods of             Aggregate   Fiscal Years   Management     Amount of
             Expense                Operating   Ended          Fee            Management
             Limitation             Expense     July 31        Before         Fee
             From                   Limitation                 Reimbursement  Reimbursement
                         To

Ginnie Mae   June 27,    --         0.65%       1998           $ 3,763,000    $ 120,000
             1998

Intermediat  March 1,    December   0.38%       1998           $ 4,789,000*   $ 1,987,000
e            1997        31, 1998
Governme
nt Income


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

SUB-ADVISERS. On behalf of Ginnie Mae and Intermediate Government Income, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of Ginnie Mae and Intermediate Government Income, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of Ginnie Mae and Intermediate Government Income, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.
No fees were paid to the sub-advisers by FMR on behalf of Ginnie Mae, and Intermediate Government Income for the past three fiscal years. DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Ginnie Mae, Government Income and Intermediate Government Income shares.
FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.
For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in a fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0400% of the first $500 million of average net assets and .0200% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund         1998        1997         1996

Ginnie Mae   $ 278,000   $ 268,000    $ 260,000

Government   $ 287,000*  $ 305,000**  $ 295,000***
Income

* From October 1, 1997 through July 31, 1998.
** From October 1, 1996 through September 30, 1997
*** From October 1, 1995 through September 30, 1996

For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans. For fiscal years ended July 31, 1998, 1997, and 1996, Ginnie Mae paid no securities lending fees.
For the fiscal periods October 1, 1997 through July 31, 1998, October 1, 1996 through September 30, 1997 and October 1, 1995 through September 30, 1996, Government Income paid no securities lending fees. For Intermediate Government Income, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the securities lending program under the terms of its management contract with the fund.
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUSTS' ORGANIZATION. Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund are funds of Fidelity Income Fund, an open-end management investment company originally organized as a Massachusetts business trust under the name Fidelity Mortgage Securities Fund on August 7, 1984. On October 25, 1985, the trust's name was changed from Fidelity Mortgage Securities Fund to Fidelity Income Fund. Currently, Fidelity Ginnie Mae Fund, Fidelity Intermediate Government Income Fund, and Fidelity Government Income Fund are the only funds of the trust. The Declaration of Trust permits the Trustees to create additional funds. In the event that FMR ceases to be the investment adviser to a trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of the trust. In the event of the dissolution or liquidation of the trust, shareholders of each fund of the trust are entitled to receive as a class the underlying assets of such fund available for distribution. SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declarations of Trust, call meetings of a trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. Each trust or each fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of its custodian and may purchase securities from or sell securities to the custodian. The Chase Manhattan Bank headquartered in New York, also may serve as a special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. PricewaterhouseCoopers LLP, 160 Federal Street, and One Post Office Square, Boston, Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year period July 31, 1998, and reports of the auditors, are included in each fund's Annual Report, which are separate reports supplied with this SAI. The funds' financial statements, including the financial highlights, and reports of the auditor are incorporated herein by reference. For a free additional copy of a fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Spartan(registered trademark) Limited Maturity, Fidelity(registered trademark) and Fidelity Focus(registered trademark) are registered trademarks of FMR Corp.
The third party marks appearing above are the marks of their respective owners.


FIDELITY GINNIE MAE FUND
(REGISTERED TRADEMARK)
FIDELITY GOVERNMENT
INCOME FUND
(FORMERLY KNOWN AS FIDELITY GOVERNMENT
SECURITIES FUND)
FIDELITY INTERMEDIATE
GOVERNMENT INCOME FUND
(FORMERLY KNOWN AS SPARTAN LIMITED
MATURITY GOVERNMENT FUND)

ANNUAL REPORT
JULY 31, 1998


(2 FIDELITY LOGO GRAPHICS)(REGISTERED TRADEMARK)


CONTENTS

PRESIDENT'S MESSAGE                           3   NED JOHNSON ON
INVESTING STRATEGIES
FIDELITY GINNIE MAE FUND

                                             4   PERFORMANCE

                                             7   FUND TALK: THE
MANAGER'S OVERVIEW
                                             10  INVESTMENT CHANGES

                                             11  INVESTMENTS

                                             13  FINANCIAL STATEMENTS

FIDELITY GOVERNMENT INCOME FUND

                                             17  PERFORMANCE

                                             20  FUND TALK: THE
MANAGER'S OVERVIEW
                                             23  INVESTMENT CHANGES

                                             24  INVESTMENTS

                                             29  FINANCIAL STATEMENTS

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

                                             33  PERFORMANCE

                                             36  FUND TALK: THE
MANAGER'S OVERVIEW
                                             39  INVESTMENT CHANGES

                                             40  INVESTMENTS

                                             46  FINANCIAL STATEMENTS

NOTES                                        50  NOTES TO THE
FINANCIAL STATEMENTS
REPORT OF INDEPENDENT                        54  THE AUDITORS'
OPINION.
ACCOUNTANTS

PROXY VOTING RESULTS                         55

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.

PRESIDENT'S MESSAGE
(PHOTO_OF_EDWARD_C_JOHNSON_3D)
DEAR SHAREHOLDER:

So far, 1998 has been a year of considerable volatility in the U.S. stock and bond markets. In the first quarter, the U.S. stock market soared as inflation and interest rates remained stable, while the economy maintained strong growth. By summer, however, investors began to exercise caution relative to the troublesome Asian economic climate and reports of concerns about corporate earnings domestically. Market volatility and low interest rates were also the main stories in the bond market, with many investors moving assets to highly rated U.S. Treasuries.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

FIDELITY GINNIE MAE FUND
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1998        PAST 1  PAST 5  PAST 10
                                  YEAR    YEARS   YEARS
FIDELITY GINNIE MAE FUND           6.81%   36.00%  123.36%
LB GNMA                            7.46%   40.29%  142.29%
SB GNMA                            7.37%   39.84%  142.68%
GNMA FUNDS AVERAGE                 6.81%   34.54%  121.63%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of both the Lehman Brothers GNMA Index and the Salomon Brothers GNMA Index, both of which are market capitalization weighted indexes of fixed-rate securities issued by the Government National Mortgage Association
(GNMA). These securities represent interests in pools of mortgage loans with original terms of 15 and 30 years. To measure how the fund's performance stacked up against its peers, you can compare it to the GNMA funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 53 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1998   PAST 1  PAST 5  PAST 10
                             YEAR    YEARS   YEARS
FIDELITY GINNIE MAE FUND      6.81%   6.34%   8.37%
LB GNMA                       7.46%   7.01%   9.25%
SB GNMA                       7.37%   6.94%   9.27%
GNMA FUNDS AVERAGE            6.81%   6.11%   8.27%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
            Ginnie Mae                  LB GNMA
            00015                       LB020
 1988/07/31      10000.00                    10000.00
 1988/08/31      10014.21                    10011.68
 1988/09/30      10213.94                    10269.83
 1988/10/31      10392.46                    10497.02
 1988/11/30      10287.00                    10351.89
 1988/12/31      10232.83                    10294.65
 1989/01/31      10395.62                    10460.81
 1989/02/28      10341.76                    10399.49
 1989/03/31      10353.94                    10412.63
 1989/04/30      10556.05                    10636.61
 1989/05/31      10824.61                    10961.34
 1989/06/30      11115.48                    11267.96
 1989/07/31      11300.02                    11502.75
 1989/08/31      11193.52                    11359.95
 1989/09/30      11220.03                    11431.78
 1989/10/31      11459.68                    11696.06
 1989/11/30      11569.99                    11829.81
 1989/12/31      11649.80                    11909.82
 1990/01/31      11522.15                    11809.66
 1990/02/28      11589.08                    11875.07
 1990/03/31      11611.79                    11906.03
 1990/04/30      11481.24                    11800.61
 1990/05/31      11847.88                    12170.31
 1990/06/30      12014.39                    12357.79
 1990/07/31      12205.44                    12586.15
 1990/08/31      12174.15                    12416.48
 1990/09/30      12249.62                    12511.97
 1990/10/31      12385.10                    12666.45
 1990/11/30      12663.64                    12954.09
 1990/12/31      12873.07                    13169.31
 1991/01/31      13035.14                    13366.14
 1991/02/28      13087.75                    13477.11
 1991/03/31      13178.96                    13574.35
 1991/04/30      13276.58                    13701.67
 1991/05/31      13377.36                    13813.51
 1991/06/30      13393.50                    13839.80
 1991/07/31      13592.08                    14076.33
 1991/08/31      13834.46                    14337.99
 1991/09/30      14038.45                    14590.59
 1991/10/31      14229.50                    14831.50
 1991/11/30      14305.83                    14934.30
 1991/12/31      14619.57                    15282.39
 1992/01/31      14498.31                    15093.16
 1992/02/29      14653.27                    15251.14
 1992/03/31      14567.01                    15164.41
 1992/04/30      14691.56                    15303.70
 1992/05/31      14935.29                    15573.24
 1992/06/30      15102.46                    15763.64
 1992/07/31      15175.76                    15901.76
 1992/08/31      15343.57                    16114.36
 1992/09/30      15453.88                    16257.74
 1992/10/31      15328.96                    16135.97
 1992/11/30      15407.52                    16209.55
 1992/12/31      15599.02                    16414.85
 1993/01/31      15804.92                    16621.31
 1993/02/28      15945.38                    16790.09
 1993/03/31      16032.67                    16882.08
 1993/04/30      16087.55                    16943.70
 1993/05/31      16179.82                    17059.92
 1993/06/30      16338.36                    17198.63
 1993/07/31      16424.19                    17271.05
 1993/08/31      16465.04                    17313.98
 1993/09/30      16465.98                    17328.88
 1993/10/31      16522.28                    17358.66
 1993/11/30      16426.89                    17333.84
 1993/12/31      16552.48                    17494.74
 1994/01/31      16738.77                    17632.29
 1994/02/28      16581.19                    17544.68
 1994/03/31      16164.81                    17071.02
 1994/04/30      16035.53                    16954.21
 1994/05/31      16049.83                    17002.69
 1994/06/30      15995.56                    16977.86
 1994/07/31      16320.21                    17309.02
 1994/08/31      16360.87                    17362.17
 1994/09/30      16133.19                    17117.74
 1994/10/31      16112.48                    17090.59
 1994/11/30      16060.55                    17042.40
 1994/12/31      16222.05                    17231.63
 1995/01/31      16564.45                    17588.48
 1995/02/28      16990.50                    18051.92
 1995/03/31      17074.58                    18140.40
 1995/04/30      17305.96                    18409.06
 1995/05/31      17837.90                    18971.21
 1995/06/30      17941.11                    19100.28
 1995/07/31      17993.92                    19140.58
 1995/08/31      18161.82                    19337.40
 1995/09/30      18341.20                    19526.63
 1995/10/31      18490.23                    19686.66
 1995/11/30      18694.23                    19914.15
 1995/12/31      18915.67                    20169.96
 1996/01/31      19033.79                    20310.42
 1996/02/29      18890.75                    20158.57
 1996/03/31      18851.27                    20107.17
 1996/04/30      18791.04                    20054.61
 1996/05/31      18714.05                    19987.15
 1996/06/30      18923.40                    20249.68
 1996/07/31      18992.27                    20325.90
 1996/08/31      19005.04                    20334.66
 1996/09/30      19290.32                    20675.15
 1996/10/31      19670.58                    21093.33
 1996/11/30      19944.27                    21400.25
 1996/12/31      19834.56                    21285.77
 1997/01/31      19964.45                    21449.30
 1997/02/28      20018.47                    21526.69
 1997/03/31      19812.61                    21314.39
 1997/04/30      20114.26                    21663.94
 1997/05/31      20302.71                    21886.17
 1997/06/30      20549.08                    22145.49
 1997/07/31      20911.86                    22547.31
 1997/08/31      20872.47                    22499.12
 1997/09/30      21122.17                    22798.15
 1997/10/31      21333.81                    23035.86
 1997/11/30      21368.24                    23106.53
 1997/12/31      21560.43                    23315.03
 1998/01/31      21755.04                    23540.18
 1998/02/28      21790.29                    23592.75
 1998/03/31      21870.52                    23692.62
 1998/04/30      22008.73                    23830.16
 1998/05/31      22167.36                    23992.82
 1998/06/30      22221.33                    24093.86
 1998/07/31      22336.44                    24229.35
IMATRL PRASUN   SHR__CHT 19980731 19980811 133226 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Ginnie Mae Fund on July 31, 1988. As the chart shows, by July 31, 1998, the value of the investment would have grown to $22,336 - a 123.36% increase on the initial investment. For comparison, look at how the Lehman Brothers GNMA Index did over the same period. With dividends and capital gains, if any, reinvested the same $10,000 investment would have grown to $24,229 - a 142.29% increase. The fund will compare its performance to that of the Lehman Brothers GNMA Index rather than the Salomon Brothers GNMA Index. The indexes include the same types of bonds, and their performance is not materially different. The fund is changing to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity bond funds. For comparison purposes, both indexes are shown on page 4.

(CHECKMARK)UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.

TOTAL RETURN COMPONENTS
                              YEARS ENDED JULY 31,

                       1998   1997    1996    1995    1994
DIVIDEND RETURNS       6.63%  7.07%   6.58%   7.35%   5.24%
CAPITAL RETURNS        0.18%   3.04%  -1.03%  2.91%   -5.87%
TOTAL RETURNS          6.81%  10.11%  5.55%   10.26%  -0.63%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD
PERIODS ENDED JULY 31, 1998  PAST 1       PAST 6        PAST 1
                             MONTH        MONTHS        YEAR
DIVIDENDS PER SHARE          5.63(CENTS)  34.78(CENTS)  69.82(CENTS)
ANNUALIZED DIVIDEND RATE     6.10%        6.45%         6.43%
30-DAY ANNUALIZED YIELD      6.37%        -             -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.87 over the past one month, $10.88 over the past six months and $10.86 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses, the fund's yield would have been 6.32%.

FIDELITY GINNIE MAE FUND
FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP
Investors worldwide flocked to the
perceived safe haven of U.S.
bonds amid a sharp sell-off in
Russian bonds, weakness in
overseas markets and concerns
about U.S. corporate profits. The
Lehman Brothers Aggregate Bond
Index - a broad gauge of the U.S.
taxable bond market - returned
7.87% during the 12-month period
that ended July 31, 1998. In the
fourth quarter of 1997 and the first
half of 1998, global market
volatility and low interest rates
were the main stories behind bond
market performance. As investors
moved assets from stocks and
riskier bonds to highly rated
corporate bonds and U.S.
Treasuries, bond yields - which
move in the opposite direction of
bond prices - fell to their lowest
levels in decades. The yield on
the benchmark 30-year bond fell
to 5.70% from 6.50% during the
period. The Lehman Brothers
Corporate Bond Index returned
7.35% for the past 12 months as
corporate bond investors
benefited from domestic
economic stability and high
demand for yield. The period
ended on a positive note for bonds
when the National Association of
Purchasing Management's July
index fell to 49.1, below the 49.8
reading expected. A reading above
50 indicates an expansion in the
manufacturing economy, while one
below 50 points to a contraction.
The report also indicated there
were no new signs of inflationary
pressure. Since inflation erodes
the value of fixed-income holdings
such as bonds, this was positive
news for bond investors.

(CURT HOLLINGSWORK PHOTOGRAPH)
An interview with Curt Hollingsworth, Portfolio Manager of Fidelity Ginnie Mae Fund
Q. HOW DID THE FUND PERFORM, CURT?
A. For the 12-month period that ended July 31, 1998, the fund had a total return of 6.81%. To get a sense of how the fund did relative to its competitors, the GNMA funds average also returned 6.81% for the same one-year period, according to Lipper Analytical Services. Additionally, the Lehman Brothers GNMA Index - which tracks the types of securities in which the fund invests - returned 7.46%.
Q. MORTGAGE-BACKED SECURITIES, INCLUDING GINNIE MAE SECURITIES, OUTPACED TREASURIES THROUGHOUT MUCH OF THE PAST YEAR, BUT RECENTLY HAVE LAGGED THEM. WHAT ACCOUNTED FOR THAT SHIFT?
A. Because interest rates fell substantially over the past year, home sales and mortgage refinancings have occurred at or near record rates so far this year. Those transactions, in turn, prompted a significant rise in the prepayment of mortgage-backed securities. As prepayment activity accelerated, mortgage security prices came under pressure. While refinancings often put money in consumers' pockets, they take steady long-term streams of payments away from holders of mortgage-backed securities. When refinancings step up, many mortgage security holders must find a new place to put their money - usually at lower interest rates.
Q. WHICH HOLDINGS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. The fund's holdings in securities containing loans that originated between five and 10 years ago was relatively light throughout the year, a strategy that proved beneficial for the fund. Those securities proved to be less immune to prepayment activity in the face of substantial interest-rate declines than many observers first thought. On the other hand, the fund's stake in loans originated in early 1998 with coupons - the interest rate the borrower promises to pay - of 7.5% and 8.0% was relatively heavy. In large part because of the newness of the underlying mortgages and the very slight risk that the mortgage holders would turn around and refinance just months after taking out the loan, these securities offered relatively good protection against prepayment. They were bid up in response.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. I wouldn't point to a specific security that was a disappointment or that meaningfully detracted from the fund's performance. However, I'd point to the ever-decreasing number of opportunities to find securities that offered good protection against prepayment, at a reasonable price. In previous years, there were occasions when a particular coupon became cheap, but that hasn't been the case for some time.
Q. WHAT WERE THE OTHER KEY ELEMENTS TO YOUR STRATEGY?
A. I kept the fund's duration - or interest-rate sensitivity - neutral. By that I mean I didn't structure the fund to benefit from interest rates moving higher or lower. I believe that it is extremely difficult to predict the direction of interest rates with any regular success over an extended time period. As a result, I kept duration in line with the market rather than making it more or less sensitive based on where I think interest rates are headed. Additionally, by keeping the fund's investments evenly spread across the various coupons available in the mortgage market, I have attempted to position the fund to perform well whether interest rates rise, fall or remain stable.
Q. WHAT'S YOUR OUTLOOK FOR THE GINNIE MAE MARKET?
A. I believe that prepayments will continue at a fairly quick pace until interest rates stabilize or move higher. As is always the case, the direction of interest rates will be the main factor that determines the performance of mortgage securities. But since I'm not in the business of forecasting interest rates, I won't try to predict where rates will end up six months or a year from today. I'll continue to focus on finding securities that I believe will offer the best total-return potential, whether interest rates are heading higher, lower or remain the same.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK)FUND FACTS
GOAL: to provide high current
income by investing mainly in
mortgage securities issued by
the Government National
Mortgage Association (Ginnie
Mae)
FUND NUMBER: 015
TRADING SYMBOL: FGMNX
START DATE: November 8, 1985
SIZE: as of July 31, 1998,
more than $917 million
MANAGER: Curt Hollingsworth,
since 1997; manager, various
Fidelity and Spartan
government funds; joined
Fidelity in 1983

CURT HOLLINGSWORTH ON HIS
MORTGAGE-BACKED SECURITY
SELECTION:
"Because there are some periods
- - such as the past year - when
significantly falling interest rates
can set off an unexpected wave of
prepayment of mortgages, I spend
a fair amount of time analyzing a
mortgage security's risk of being
called, or redeemed, when the
underlying mortgages are prepaid.
With the help of Fidelity's research
team, I try to identify mortgage
securities that have less of a
chance of being prepaid, and then
look for opportunities to buy them
at attractive prices.
"For example, I try to find
opportunities among mortgage
securities with coupons - or the
interest rate the borrower
promises to pay - that are
significantly higher than current
interest rates. At first glance, it may
appear that mortgages with
coupons that are much higher than
prevailing rates are extremely
susceptible to being prepaid. But
because these mortgages have not
yet been prepaid - despite the
borrowers being presented with
several attractive opportunities to
do so - the likelihood that they
will be prepaid in the future is
rather small."

FIDELITY GINNIE MAE FUND
INVESTMENT CHANGES

COUPON DISTRIBUTION AS OF JULY 31, 1998

            % OF FUND'S   % OF FUND'S INVESTMENTS
            INVESTMENTS   6 MONTHS AGO
LESS THAN   15.0          7.1
7%
7 -         46.3          38.6
7.99%
8 -         26.2          30.3
8.99%
9 -         5.4           4.9
9.99%
10 -        2.4           2.6
10.99%
11% AND     1.4           1.6
OVER

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-
TERM INVESTMENTS.

AVERAGE YEARS TO MATURITY AS OF JULY 31, 1998

                                                6 MONTHS AGO
YEARS  6.1                                      5.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF JULY 31, 1998
                                                6 MONTHS AGO
YEARS  2.8                                      2.6

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JULY 31, 1998
ROW: 1, COL: 1, VALUE: 97.0
ROW: 1, COL: 2, VALUE: 3.0
MORTGAGE-BACKED
SECURITIES * 96.7%
SHORT-TERM
INVESTMENTS 3.3%
*GNMA SECURITIES 94.3%


ROW: 1, COL: 1, VALUE: 85.0
ROW: 1, COL: 2, VALUE: 15.0
MORTGAGE-BACKED
SECURITIES ** 85.1%
SHORT-TERM
INVESTMENTS 14.9%
**GNMA SECURITIES 82.5%

FIDELITY GINNIE MAE FUND
INVESTMENTS JULY 31, 1998
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES

U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 96.7%

                                     PRINCIPAL VALUE (NOTE 1)
                                     AMOUNT (000S)   (000S)
FANNIE MAE - 0.3%
8 1/2%, 6/1/08 to 4/1/16                       $ 979 $ 1,020
9%, 10/1/11                                      190  199
10 1/4%, 12/1/15 to 10/1/18                      487  536
11 1/2%, 6/1/13 to 9/1/15                        363  412
12 1/2%, 10/1/15                                 233  272
14%, 11/1/12                                       9  10
                                                      2,449
FREDDIE MAC - 2.1%
8 1/2%, 2/1/04 to 5/1/17                         819  852
9%, 6/1/10 to 4/1/21                           3,039  3,190
10%, 10/1/04 to 12/1/19                        5,853  6,335
10 1/4%, 2/1/09 to 11/1/16                     2,936  3,188
10 1/2%, 5/1/10 to 12/1/20                     4,341  4,835
11 1/4%, 2/1/10                                  249  278
11 3/4%, 11/1/11                                 108  121
12%, 6/1/15 to 11/1/15                           307  355
12 1/2%, 11/1/12 to 9/1/13                       694  806
                                                      19,960
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 94.3%
6%, 10/15/23 to 7/15/28                       13,626  13,290
6 1/2%, 5/15/08 to 8/15/28                   128,952  128,844
7%, 10/15/07 to 8/15/28                      232,064  235,781
7 1/2%, 6/15/02 to 8/15/28                   198,427  204,256
8%, 7/15/01 to 8/15/28                       189,742  196,985
8 1/2%, 2/15/05 to 10/15/22                   47,610  50,538
9%, 12/15/04 to 12/15/24                      15,326  16,425
9 1/2%, 4/15/01 to 11/15/22                   29,275  31,555
10%, 10/15/00 to 2/15/25                       2,078  2,274
10 1/2%, 11/15/98 to 4/15/19                   4,901  5,415
11%, 1/15/10 to 8/15/19                        3,801  4,267
11 1/2%, 3/15/10 to 4/15/19                    4,445  5,007
12%, 5/15/99 to 11/15/15                         922  1,050
13%, 2/15/11 to 5/15/15                          633  742
13 1/2%, 5/15/10 to 1/15/15                      364  428
                                                      896,857
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $904,359)                                       919,266

CASH EQUIVALENTS - 3.3%
                                       MATURITY VALUE (NOTE 1)
                                       AMOUNT (000S)  (000S)
Investments in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 5.62%, dated 7/31/98
due 8/03/98 (Cost $31,732)                   $ 31,747 $ 31,732
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $936,091)                                       $ 950,998

OTHER INFORMATION
Purchases and sales of long-term U.S. government and government agency obligations aggregated $1,555,396,000 and $1,463,633,000, respectively.
INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $942,300,000. Net unrealized appreciation aggregated $8,698,000, of which $10,203,000 related to appreciated investment securities and $1,505,000 related to depreciated investment securities.
At July 31, 1998, the fund had a capital loss carryforward of approximately $15,435,000 of which $10,681,000, and $4,754,000 will expire on July 31, 2003 and 2004, respectively.

FIDELITY GINNIE MAE FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)                            JULY 31, 1998
ASSETS
INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                  $ 950,998
AGREEMENTS OF $31,732) (COST $936,091) -
SEE ACCOMPANYING SCHEDULE
CASH                                                                      1
RECEIVABLE FOR INVESTMENTS SOLD                                           89,802
RECEIVABLE FOR FUND SHARES SOLD                                           2,217
INTEREST RECEIVABLE                                                       5,658
TOTAL ASSETS                                                              1,048,676
LIABILITIES
PAYABLE FOR INVESTMENTS PURCHASED                               $ 129,314
PAYABLE FOR FUND SHARES REDEEMED                                1,019
DISTRIBUTIONS PAYABLE                                           565
ACCRUED MANAGEMENT FEE                                          297
OTHER PAYABLES AND ACCRUED EXPENSES                             251
TOTAL LIABILITIES                                                         131,446
NET ASSETS                                                                $ 917,230
NET ASSETS CONSIST OF:
PAID IN CAPITAL                                                           $ 925,829
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                          (1,862)
ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                        (21,644)
ON INVESTMENTS
NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                 14,907
NET ASSETS, FOR 84,363 SHARES OUTSTANDING                                 $ 917,230
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                  $10.87
SHARE ($917,230 (DIVIDED BY) 84,363 SHARES)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                                      YEAR ENDED JULY 31, 1998
INVESTMENT INCOME                                                         $ 63,051
INTEREST
EXPENSES
MANAGEMENT FEE                                                   $ 3,763
TRANSFER AGENT FEES                                              1,933
ACCOUNTING FEES AND EXPENSES                                     278
NON-INTERESTED TRUSTEES' COMPENSATION                            13
CUSTODIAN FEES AND EXPENSES                                      180
REGISTRATION FEES                                                46
AUDIT                                                            50
LEGAL                                                            34
REPORTS TO SHAREHOLDERS                                          77
TOTAL EXPENSES BEFORE REDUCTIONS                                 6,374
EXPENSE REDUCTIONS                                               (143)    6,231
NET INVESTMENT INCOME                                                     56,820
REALIZED AND UNREALIZED GAIN (LOSS)                                       14,559
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON                   (13,818)
INVESTMENT SECURITIES
NET GAIN (LOSS)                                                           741
NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ 57,561
FROM OPERATIONS
OTHER INFORMATION
EXPENSE REDUCTIONS:
FMR REIMBURSEMENT                                                         $ 120
CUSTODIAN CREDITS                                                         1
TRANSFER AGENT CREDITS                                                    22
                                                                          $ 143

STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                       YEAR ENDED  YEAR ENDED
                                                           JULY 31,    JULY 31,
                                                           1998        1997
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS                                                 $ 56,820    $ 53,630
NET INVESTMENT INCOME
NET REALIZED GAIN (LOSS)                                   14,559      2,497
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)       (13,818)    20,073
NET INCREASE (DECREASE) IN NET ASSETS RESULTING            57,561      76,200
FROM OPERATIONS
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME   (55,500)    (52,899)
SHARE TRANSACTIONS                                         349,964     195,577
NET PROCEEDS FROM SALES OF SHARES
REINVESTMENT OF DISTRIBUTIONS                              48,330      45,337
COST OF SHARES REDEEMED                                    (305,260)   (232,014)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING            93,034      8,900
FROM SHARE TRANSACTIONS
 TOTAL INCREASE (DECREASE) IN NET ASSETS                   95,095      32,201
NET ASSETS
BEGINNING OF PERIOD                                        822,135     789,934
END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET    $ 917,230   $ 822,135
INVESTMENT INCOME OF $1,862 AND $1,202, RESPECTIVELY)
OTHER INFORMATION
SHARES
SOLD                                                       32,197      18,325
ISSUED IN REINVESTMENT OF DISTRIBUTIONS                    4,446       4,249
REDEEMED                                                   (28,087)    (21,758)
NET INCREASE (DECREASE)                                    8,556       816

FINANCIAL HIGHLIGHTS
                                                         YEARS ENDED JULY 31,
                                   1998                  1997      1996      1995      1994
SELECTED PER-SHARE DATA
NET ASSET VALUE, BEGINNING         $ 10.850              $ 10.530  $ 10.640  $ 10.360  $ 11.260
OF PERIOD
INCOME FROM INVESTMENT             .714 B                .720 B    .688      .721      .582
OPERATIONS
NET INVESTMENT INCOME
NET REALIZED AND UNREALIZED        .004                  .310      (.107)    .292      (.650)
GAIN (LOSS)
TOTAL FROM INVESTMENT              .718                  1.030     .581      1.013     (.068)
OPERATIONS
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME         (.698)                (.710)    (.691)    (.713)    (.582)
FROM NET REALIZED GAIN             -                     -         -         -         (.190)
IN EXCESS OF NET REALIZED GAIN     -                     -         -         (.020)    (.060)
TOTAL DISTRIBUTIONS                (.698)                (.710)    (.691)    (.733)    (.832)
NET ASSET VALUE, END OF PERIOD     $ 10.870              $ 10.850  $ 10.530  $ 10.640  $ 10.360
TOTAL RETURN A                     6.81%                 10.11%    5.55%     10.26%    (.63)%
RATIOS AND SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD          $ 917                 $ 822     $ 790     $ 767     $ 769
(IN MILLIONS)
RATIO OF EXPENSES TO AVERAGE       .72% D                .76%      .76%      .75%      .82%
NET ASSETS
RATIO OF EXPENSES TO AVERAGE NET   .72%                  .75% C    .75% C    .75%      .82%
ASSETS AFTER EXPENSE
REDUCTIONS
RATIO OF NET INVESTMENT INCOME     6.58%                 6.75%     6.69%     7.24%     7.03%
TO AVERAGE NET ASSETS
PORTFOLIO TURNOVER RATE            172%                  98%       107%      210%      303%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).

FIDELITY GOVERNMENT SECURITIES FUND
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1998                PAST 1  PAST 5  PAST 10
                                           YEAR    YEARS   YEARS
FIDELITY GOVERNMENT SECURITIES             7.67%   33.00%  130.27%
LB GOVERNMENT BOND                         8.35%   37.43%  135.99%
SB TREASURY/AGENCY                         8.40%   37.54%  136.42%
GENERAL US GOVERNMENT FUNDS AVERAGE        7.32%   31.41%  115.07%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Government Bond Index and the Salomon Brothers Treasury/Agency Index, both of which are indexes of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the general U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 185 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1998           PAST 1  PAST 5  PAST 10
                                      YEAR    YEARS   YEARS
FIDELITY GOVERNMENT SECURITIES        7.67%   5.87%   8.70%
LB GOVERNMENT BOND                    8.35%   6.57%   8.97%
SB TREASURY/AGENCY                    8.40%   6.58%   8.99%
GENERAL US GOVERNMENT FUNDS AVERAGE   7.32%   5.60%   7.93%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
            Government Securities       LB Government Bond
            00054                       LB003
 1988/07/31      10000.00                    10000.00
 1988/08/31      10011.06                    10019.90
 1988/09/30      10180.60                    10238.83
 1988/10/31      10327.85                    10419.23
 1988/11/30      10234.30                    10295.99
 1988/12/31      10250.93                    10335.28
 1989/01/31      10377.18                    10466.69
 1989/02/28      10321.24                    10381.47
 1989/03/31      10371.42                    10445.00
 1989/04/30      10569.89                    10669.03
 1989/05/31      10760.61                    10920.62
 1989/06/30      11064.39                    11284.99
 1989/07/31      11264.95                    11523.31
 1989/08/31      11109.17                    11329.39
 1989/09/30      11152.86                    11378.12
 1989/10/31      11381.56                    11672.58
 1989/11/30      11485.64                    11785.61
 1989/12/31      11544.43                    11805.52
 1990/01/31      11395.05                    11638.39
 1990/02/28      11439.32                    11661.61
 1990/03/31      11453.25                    11659.05
 1990/04/30      11412.90                    11556.22
 1990/05/31      11649.47                    11878.49
 1990/06/30      11811.36                    12066.55
 1990/07/31      11962.23                    12220.92
 1990/08/31      11899.99                    12050.73
 1990/09/30      11989.03                    12166.31
 1990/10/31      12168.01                    12365.08
 1990/11/30      12437.27                    12639.13
 1990/12/31      12644.99                    12834.58
 1991/01/31      12736.65                    12972.37
 1991/02/28      12836.93                    13046.62
 1991/03/31      12890.65                    13112.96
 1991/04/30      13010.18                    13256.87
 1991/05/31      13076.56                    13308.41
 1991/06/30      13046.04                    13289.53
 1991/07/31      13207.57                    13447.22
 1991/08/31      13547.04                    13759.03
 1991/09/30      13856.52                    14047.61
 1991/10/31      13975.36                    14170.60
 1991/11/30      14105.50                    14312.72
 1991/12/31      14663.22                    14800.34
 1992/01/31      14412.25                    14569.93
 1992/02/29      14441.44                    14626.83
 1992/03/31      14346.96                    14541.35
 1992/04/30      14436.21                    14632.95
 1992/05/31      14733.20                    14902.91
 1992/06/30      14984.69                    15116.48
 1992/07/31      15445.51                    15497.44
 1992/08/31      15578.64                    15641.86
 1992/09/30      15785.02                    15863.08
 1992/10/31      15528.60                    15634.20
 1992/11/30      15539.60                    15607.15
 1992/12/31      15831.99                    15869.97
 1993/01/31      16207.09                    16207.04
 1993/02/28      16604.36                    16531.60
 1993/03/31      16692.49                    16586.97
 1993/04/30      16857.45                    16714.55
 1993/05/31      16790.24                    16696.18
 1993/06/30      17203.68                    17066.67
 1993/07/31      17313.71                    17170.78
 1993/08/31      17795.97                    17554.03
 1993/09/30      17866.15                    17621.14
 1993/10/31      17958.89                    17687.73
 1993/11/30      17704.12                    17493.81
 1993/12/31      17782.75                    17561.43
 1994/01/31      18069.07                    17801.79
 1994/02/28      17532.93                    17424.92
 1994/03/31      17065.76                    17032.99
 1994/04/30      16903.19                    16899.03
 1994/05/31      16888.73                    16877.34
 1994/06/30      16799.31                    16838.56
 1994/07/31      17174.37                    17148.07
 1994/08/31      17164.14                    17151.39
 1994/09/30      16828.02                    16909.75
 1994/10/31      16762.55                    16896.99
 1994/11/30      16747.70                    16866.12
 1994/12/31      16857.05                    16968.69
 1995/01/31      17173.52                    17284.58
 1995/02/28      17574.16                    17656.60
 1995/03/31      17671.73                    17767.34
 1995/04/30      17892.20                    17999.54
 1995/05/31      18605.76                    18725.47
 1995/06/30      18736.07                    18869.13
 1995/07/31      18663.00                    18799.72
 1995/08/31      18877.88                    19020.69
 1995/09/30      19051.80                    19203.90
 1995/10/31      19346.77                    19496.31
 1995/11/30      19641.28                    19800.21
 1995/12/31      19902.72                    20080.89
 1996/01/31      20009.24                    20204.13
 1996/02/29      19580.74                    19792.55
 1996/03/31      19416.59                    19627.21
 1996/04/30      19264.68                    19501.93
 1996/05/31      19233.13                    19469.27
 1996/06/30      19459.22                    19720.60
 1996/07/31      19509.68                    19769.33
 1996/08/31      19452.25                    19725.19
 1996/09/30      19780.32                    20052.56
 1996/10/31      20196.55                    20493.74
 1996/11/30      20527.02                    20850.20
 1996/12/31      20317.69                    20637.39
 1997/01/31      20339.68                    20660.36
 1997/02/28      20353.32                    20688.68
 1997/03/31      20133.48                    20469.75
 1997/04/30      20416.47                    20765.23
 1997/05/31      20576.13                    20944.35
 1997/06/30      20795.69                    21179.35
 1997/07/31      21386.88                    21780.51
 1997/08/31      21153.72                    21565.16
 1997/09/30      21483.28                    21889.46
 1997/10/31      21811.82                    22268.12
 1997/11/30      21917.37                    22382.18
 1997/12/31      22132.54                    22616.16
 1998/01/31      22461.03                    22954.50
 1998/02/28      22399.45                    22892.25
 1998/03/31      22462.33                    22957.06
 1998/04/30      22543.28                    23060.40
 1998/05/31      22764.78                    23297.19
 1998/06/30      23008.63                    23562.04
 1998/07/31      23027.20                    23598.53
IMATRL PRASUN   SHR__CHT 19980731 19980817 114923 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Government Securities Fund on July 31, 1988. As the chart shows, by July 31, 1998, the value of the investment would have grown to $23,027 - a 130.27% increase on the initial investment. For comparison, look at how the Lehman Brothers Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,599 - a 135.99% increase. The fund will compare its performance to that of the Lehman Brothers Government Bond Index rather than the Salomon Brothers Treasury/Agency Index. The indexes include the same type of bonds, and their performance is not materially different. The fund is changing to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity bond funds. For comparison, both indexes are shown on page 17.

(CHECKMARK)UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.

TOTAL RETURN COMPONENTS
                            YEARS ENDED JULY 31,

                       1998   1997   1996    1995    1994
DIVIDEND RETURNS       6.04%  7.22%  6.58%   6.78%   5.93%
CAPITAL RETURNS        1.63%  2.40%  -2.04%  1.89%   -6.73%
TOTAL RETURNS          7.67%  9.62%  4.54%   8.67%   -0.80%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund, are reinvested.

DIVIDENDS AND YIELD
PERIODS ENDED JULY 31, 1998  PAST 1       PAST 6        PAST 1
                             MONTH        MONTHS        YEAR
DIVIDENDS PER SHARE          4.81(CENTS)  27.84(CENTS)  57.26(CENTS)
ANNUALIZED DIVIDEND RATE     5.66%        5.64%         5.79%
30-DAY ANNUALIZED YIELD      5.32%        -             -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.00 over the past one month, $9.96 over the past six months and $9.89 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

FIDELITY GOVERNMENT SECURITIES FUND
FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP
Investors worldwide flocked to the
perceived safe haven of U.S. bonds
amid a sharp sell-off in Russian
bonds, weakness in overseas
markets and concerns about U.S.
corporate profits. The Lehman
Brothers Aggregate Bond Index -
a broad gauge of the U.S. taxable
bond market - returned 7.87%
during the 12-month period that
ended July 31, 1998. In the fourth
quarter of 1997 and the first half
of 1998, global market volatility
and low interest rates were the
main stories behind bond market
performance. As investors moved
assets from stocks and riskier bonds
to highly rated corporate bonds
and U.S. Treasuries, bond yields -
which move in the opposite
direction of bond prices - fell to
their lowest levels in decades. The
yield on the benchmark 30-year
bond fell to 5.70% from 6.50%
during the period. The Lehman
Brothers Corporate Bond Index
returned 7.35% for the past 12
months as corporate bond
investors benefited from domestic
economic stability and high
demand for yield. The period
ended on a positive note for bonds
when the National Association of
Purchasing Management's July
index fell to 49.1, below the 49.8
reading expected. A reading
above 50 indicates an expansion in
the manufacturing economy,
while one below 50 points to a
contraction. The report also
indicated there were no new signs
of inflationary pressure. Since
inflation erodes the value of
fixed-income holdings such as
bonds, this was positive news for
bond investors.

(PHOTOGRAPH OF CURT HOLLINGSWORTH)
An interview with Curt Hollingsworth, Portfolio Manager of Fidelity Government Securities Fund
Q. HOW DID THE FUND PERFORM, CURT?
A. For the 12-month period that ended July 31, 1998, the fund had a total return of 7.67%. To get a sense of how the fund did relative to its competitors, the general U.S. government funds average returned 7.32% for the same one-year period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Government Bond Index - which tracks the types of securities in which the fund invests - returned 8.35%.
Q. WHAT FACTORS HELPED THE FUND OUTPACE ITS PEERS?
A. I think it came down to two factors. First, I managed the fund to have approximately the same sensitivity to interest-rate movements as the market for government securities, as represented by the Lehman Brothers Government Bond Index. By doing so, I avoided the mistake of positioning the fund based on a potentially incorrect prediction of where interest rates were headed. The second reason for the fund's outperformance was its heavy exposure, compared to the index, to agency and mortgage securities, and its relatively small position in U.S. Treasury securities. Primarily because of their yield advantage, mortgage and agency securities outpaced their U.S. Treasury counterparts throughout much of the period.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. For the last couple of months or so of the period, agency and mortgage securities lagged their Treasury counterparts. Treasuries posted significant gains mainly because international investors scooped them up as protection against the Asian economic crisis. A similar rally was prevented in the agency market, however, because demand wasn't as strong. Mortgage securities, meanwhile, suffered from an accelerated rate of prepayments. As interest rates fell, homeowners refinanced their mortgages at the fastest pace since 1993. As this happened, mortgage-backed securities returned their principal to investors. The timing of that return of principal was inopportune because some investors had to plow their returned principal into their investments at a time when interest rates were near historic lows.
Q. HOW DO YOU TRY TO DEAL WITH PREPAYMENT OF MORTGAGE SECURITIES?
A. I try to minimize prepayment activity by emphasizing "seasoned" securities, as well as those with very high and very low coupons, or interest rates. Seasoned securities have been through several refinancing periods, but the mortgage holders haven't refinanced even after being presented several attractive opportunities to do so. Mortgage securities with very high and very low coupons are often less likely than those with coupons around the current interest rate to experience dramatic changes in prepayment activity.
Q. WHAT CHOICES DID YOU MAKE IN THE TREASURY SECTOR?
A. I emphasized securities that were issued some time ago, known as "off-the-run" Treasuries. That's because they were more attractively priced than newly issued Treasuries, which command a premium for being more liquid, or easily traded.
Q. AND WHICH CHOICES DID YOU MAKE IN THE AGENCY SECTOR?
A. I focused almost exclusively on agency securities that are non-callable - those that can't be redeemed by their issuers before maturity. Bonds typically are called when interest rates fall so significantly that issuers can save money by issuing new bonds at lower rates. A call is a positive for issuers because it cuts their borrowing costs. But holders of callable bonds are often at a disadvantage because they may have to reinvest the proceeds from the called securities in new, lower-yielding bonds. Non-callable bonds generally perform better than callable ones when interest rates fall and bond prices rally, and generally fare no worse than callable bonds when interest rates rise and bond prices fall.
Q. WHAT DO YOU SEE ON THE HORIZON FOR THE GOVERNMENT SECURITIES
MARKET?
A. The direction of interest rates, as always, will be the prime determinant of government bond performance, and I'm not willing to speculate on where interest rates will be six months or a year from now. I will say, however, that I believe that interest rates could remain volatile as investors struggle with the dueling forces of a strong U.S. economy and an ever-weakening Asia. I'll try to identify those securities that I believe will offer the best total-return potential in any type of interest-rate environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK)FUND FACTS
GOAL: high current income
with preservation of capital
FUND NUMBER: 054
TRADING SYMBOL: FGOVX
START DATE: April 4, 1979
SIZE: as of July 31, 1998,
more than $1.2 billion
MANAGER: Curt Hollingsworth,
since 1997; manager, various
Fidelity and Spartan
government funds; joined
Fidelity in 1983

CURT HOLLINGSWORTH ON
MANAGING THE FUND'S DURATION:
"A cornerstone of my investment
strategy - which I stick to whether
interest rates rise, fall or remain
stable - is keeping the fund's
`duration' in line with that of the
Lehman Brothers Government
Bond Index. Essentially, keeping
the fund's duration approximately
the same as that index means that
the fund will be no more or less
sensitive to changes in interest
rates than the market for
government securities as
measured by its index. It's my view
that it is impossible to pinpoint the
direction and magnitude of
interest-rate changes with any
accuracy and consistency over
time. In fact, positioning the fund
to bet on the direction of interest
rates can seriously backfire if that
bet proves to be a losing one."
FIDELITY GOVERNMENT SECURITIES FUND
INVESTMENT CHANGES

COUPON DISTRIBUTION AS OF JULY 31, 1998
         % OF FUND'S   % OF FUND'S INVESTMENTS
         INVESTMENTS   4 MONTHS AGO
ZERO     0.1           10.9
COUPON
BONDS
5 -      9.9           12.2
5.99%

6 -      28.5          18.5
6.99%

7 -      11.4          4.6
7.99%

8 -      24.2          13.5
8.99%

9 -      19.2          26.2
9.99%

10 -      4.2           4.4
10.99%

11% AND   2.0           1.3
OVER

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.

AVERAGE YEARS TO MATURITY AS OF JULY 31, 1998
                                                 4 MONTHS AGO
YEARS  8.7                                       8.7

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF JULY 31, 1998
                                                 4 MONTHS AGO
YEARS  5.2                                       5.2
DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JULY 31, 1998  AS OF MARCH 31, 1998
ROW: 1, COL: 1, VALUE: 18.1
ROW: 1, COL: 2, VALUE: 24.1
ROW: 1, COL: 3, VALUE: 56.8
ROW: 1, COL: 4, VALUE: 1.0
MORTGAGE-BACKED
SECURITIES 18.1%
U.S. TREASURY
OBLIGATIONS 24.1%
U.S. GOVERNMENT
AGENCY OBLIGATIONS 57.3%
SHORT-TERM
INVESTMENTS 0.5%

ROW: 1, COL: 1, VALUE: 13.5
ROW: 1, COL: 2, VALUE: 33.0
ROW: 1, COL: 3, VALUE: 45.1
ROW: 1, COL: 4, VALUE: 8.4
MORTGAGE-BACKED
SECURITIES 13.5%
U.S. TREASURY
OBLIGATIONS 33.0%
U.S. GOVERNMENT
AGENCY OBLIGATIONS 45.1%
SHORT-TERM
INVESTMENTS 8.4%

FIDELITY GOVERNMENT SECURITIES FUND
INVESTMENTS JULY 31, 1998
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 81.4%
                                              PRINCIPAL VALUE (NOTE 1)
                                          AMOUNT (000S) (000S)
U.S. TREASURY OBLIGATIONS - 24.1%
8 3/4%, 5/15/17                                $ 61,000 $ 81,378
8 7/8%, 8/15/17                                 110,560  149,342
9%, 11/15/18                                     49,400  67,995
TOTAL U.S. TREASURY OBLIGATIONS                         298,715
U.S. GOVERNMENT AGENCY OBLIGATIONS - 57.3%
Fannie Mae:
6.18%, 1/31/00                                   40,000  40,300
8 1/4%, 12/18/00                                 15,000  15,837
5.44%, 1/24/01                                   11,700  11,625
6.74%, 5/13/04                                    3,720  3,884
7.40%, 7/1/04                                     2,200  2,372
Farm Credit System Financial Assistance Corporation:
9 3/8%, 7/21/03                                  11,437  13,187
8.80%, 6/10/05                                    8,485  9,898
Federal Agriculture Mortgage Corporation 8.07%,
 7/17/06                                          3,000  3,415
Federal Farm Credit Bank:
6 1/4%, 9/24/04                                   7,300  7,475
6.19%, 11/03/04                                   2,000  2,039
6.20%, 11/12/04                                   6,900  7,039
6.14%, 11/22/04                                  22,440  22,801
8.06%, 1/4/05                                     7,600  8,506
8.12%, 2/01/05                                    8,635  9,702
7.35%, 3/24/05                                    1,000  1,083
Federal Home Loan Bank:
9 1/2%, 2/25/04                                   1,850  2,173
7.31%, 6/16/04                                    8,240  8,849
6.58%, 6/24/04                                    4,325  4,491
7.36%, 7/1/04                                     7,110  7,658
7.66%, 7/20/04                                    6,460  7,059
7.38%, 8/5/04                                     3,770  4,067
7.46%, 9/9/04                                     6,015  6,526
7.58%, 9/13/04                                    4,000  4,365
6.56%, 9/17/04                                    1,585  1,648
6.26%, 9/24/04                                    1,800  1,844
7.87%, 10/20/04                                   1,280  1,416
6.21%, 11/04/04                                  11,330  11,564
8.09%, 12/28/04                                   2,140  2,398
5.79%, 2/09/05                                   26,900  26,866
7.59%, 3/10/05                                    1,895  2,074
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
                                        PRINCIPAL VALUE (NOTE 1)
                                          AMOUNT (000S) (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Federal Home Loan Bank: - continued
6.23%, 10/24/05                                $ 17,175 $ 17,583
6.07%, 5/02/06                                    1,500  1,522
Freddie Mac:
7 1/4%, 4/28/04                                   2,000  2,142
6.51%, 7/01/04                                    5,000  5,174
6.80%, 3/19/07                                   29,700  31,482
7.10%, 4/10/07                                    9,000  9,751
Financing Corp. stripped principal:
0%, 8/3/05                                        1,082  724
0%, 8/3/05                                          907  607
Government Loan Trusts (assets of Trust
guaranteed by
U.S. Government through Agency for
International
Development) 8 1/2%, 4/1/06                       3,920  4,314
Government Trust Certificates (assets of Trust
guaranteed by
U.S. Government through Defense Security
Assistance Agency)
Class T-3, 9 5/8%, 5/15/02                       18,538  19,536
 Class 1-C, 9 1/4%, 11/15/01                     51,139  54,119
 Class 2-E, 9.40%, 5/15/02                       18,574  19,575
Guaranteed Export Trust Certificates (assets of
Trust guaranteed
by U.S. Government through Export-Import Bank):
Series 1994-A, 7.12%, 4/15/06                     5,162  5,365
 Series 1995-A, 6.28%, 6/15/04                   10,408  10,537
 Series 1995-B, 6.13%, 6/15/04                   25,828  26,038
 Series 1996-A, 6.55%, 6/15/04                   15,723  16,036
Guaranteed Trade Trust Certificates (assets of
Trust guaranteed
by U.S. Government through export-Import Bank):
Series 1994-A, 7.39%, 6/26/06                    34,667  36,671
 Series 1994-B, 7 1/2%, 1/26/06                   8,189  8,704
Israel Export Trust Certificates (assets of
Trust guaranteed by
U.S. Government through Export-Import Bank):
Series 1994-1, 6.88%, 1/26/03                     9,302  9,526
Overseas Private Investment Corp. U.S. Government
guaranteed guaranteed participation certificate:
Series 1994-195, 6.08%, 8/15/04 (callable)        9,400  9,456
 5.926%, 6/15/05  15,392  15,417
Private Exporting Funding Corp. 5.82%,
6/15/03 (a)                                      19,000  19,008
State of Israel (guaranteed by U.S.
Government through
Agency for International Development):
 5 3/4%, 3/15/00                                  1,600  1,603
 6 5/8%, 8/15/03                                  9,530  9,861
 5 5/8%, 9/15/03                                 40,680  40,365
U.S. GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED
                                        PRINCIPAL VALUE (NOTE 1)
                                          AMOUNT (000S) (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED

State of Israel (guaranteed by U.S.
Government through
Agency for International Development):
- continued
 6 3/4%, 8/15/04                                $ 7,500 $ 7,879
 7 5/8%, 8/15/04                                 30,170  33,021
 6.60%, 2/15/08                                  25,515  26,682
Student Loan Marketing Association:
8.14%, 5/17/04                                    1,500  1,671
6 1/8%, 12/01/05                                  4,190  4,265
U.S. Trade Trust Certificates (assets of Trust
guaranteed by
U.S. Government through Export-Import Bank)
8.17%, 1/15/07                                    5,295  5,719
U.S. Department of Housing and Urban Development
government guaranteed participation certificates
Series 1995-A, 8.24%, 8/1/02                      3,000  3,246
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                 709,760
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $994,199)                                          1,008,475
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED
SECURITIES - 16.4%
FANNIE MAE - 4.7%
5 1/2%, 5/1/09 to 3/1/24                          8,813  8,403
6%, 7/1/20                                        2,450  2,396
8%, 1/1/22                                        1,211  1,257
9 1/2%, 11/1/09 to 10/1/28                       19,611  21,024
10%, 8/1/10                                       1,473  1,556
11%, 3/1/10                                       1,080  1,146
11 1/2%, 6/1/19 to 5/1/28                        20,039  23,114
                                                         58,896
FREDDIE MAC - 2.3%
8%, 1/1/10 to 6/1/11                              1,035  1,072
8 1/2%, 8/1/08 to 12/1/10                         1,912  1,989
9%, 8/1/09 to 12/1/10                             1,137  1,199
9 3/4%, 8/1/14                                    1,130  1,221
10 1/2%, 7/1/20 to 12/1/20                       20,287  22,639
                                                         28,120
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - CONTINUED
                                        PRINCIPAL VALUE (NOTE 1)
                                          AMOUNT (000S) (000S)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 9.4%
6%, 7/15/08 to 12/15/10                        $ 50,051 $ 49,967
9 1/2%, 9/15/09 to 2/15/25                       35,396  38,225
10%, 8/15/15 to 1/15/26                          25,685  28,170
                                                         116,362
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $203,929)                                          203,378
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7%
U.S. GOVERNMENT AGENCY - 1.7%
Freddie Mac planned amortization class
Series 1698, Class E 6% 10/15/06
(Cost $21,291)                                   21,250  21,277
CASH EQUIVALENTS - 0.5%
                                               MATURITY
                                          AMOUNT (000S)
Investments in repurchase agreements
(U.S. Treasury obligation), in a joint
account at 5.62%, dated 7/31/98
due 8/03/98 (Cost $5,555)                       $ 5,558  5,555
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,224,974)                                        $ 1,238,685

LEGEND
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,008,000 or 1.5% of net assets.

OTHER INFORMATION
Purchases and sales of long-term U.S. government and government agency obligations aggregated $2,972,602,000 and $2,788,867,000, respectively.
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $14,411,000. The weighted average interest rate was 5.9% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $1,224,974,000. Net unrealized appreciation aggregated $13,711,000, of which $17,053,000 related to appreciated investment securities and $3,342,000 related to depreciated investment securities.
At July 31, 1998, the fund had a capital loss carryforward of approximately $6,321,000 of which $1,847,000, and, $4,474,000 will expire on July 31, 2004, and 2005, respectively.
A total of 71.79% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. (unaudited)
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.


FIDELITY GOVERNMENT SECURITIES FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)                        JULY 31, 1998
ASSETS
INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                $ 1,238,685
AGREEMENTS OF $5,555) (COST $1,224,974) -
SEE ACCOMPANYING SCHEDULE
CASH                                                                    1,389
RECEIVABLE FOR INVESTMENTS SOLD                                         819
RECEIVABLE FOR FUND SHARES SOLD                                         2,949
INTEREST RECEIVABLE                                                     18,909
TOTAL ASSETS                                                            1,262,751
LIABILITIES
PAYABLE FOR INVESTMENTS PURCHASED                              $ 6,122
PAYABLE FOR FUND SHARES REDEEMED                               2,472
DISTRIBUTIONS PAYABLE                                          474
ACCRUED MANAGEMENT FEE                                         460
OTHER PAYABLES AND ACCRUED EXPENSES                            312
TOTAL LIABILITIES                                                       9,840
NET ASSETS                                                              $ 1,252,911
NET ASSETS CONSIST OF:
PAID IN CAPITAL                                                         $ 1,241,016
UNDISTRIBUTED NET INVESTMENT INCOME                                     4,504
ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                      (6,320)
ON INVESTMENTS
NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS               13,711
NET ASSETS, FOR 125,546 SHARES OUTSTANDING                              $ 1,252,911
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                $ 9.98
SHARE ($1,252,911 (DIVIDED BY) 125,546 SHARES)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                                 TEN MONTHS ENDED JULY 31, 1998
INVESTMENT INCOME                                                       $ 64,531
INTEREST
EXPENSES
MANAGEMENT FEE                                                 $ 4,322
TRANSFER AGENT FEES                                            1,825
ACCOUNTING FEES AND EXPENSES                                   287
NON-INTERESTED TRUSTEES' COMPENSATION                          9
CUSTODIAN FEES AND EXPENSES                                    7
REGISTRATION FEES                                              170
AUDIT                                                          34
LEGAL                                                          38
INTEREST                                                       2
REPORTS TO SHAREHOLDERS                                        146
MISCELLANEOUS                                                  5
TOTAL EXPENSES BEFORE REDUCTIONS                               6,845
EXPENSE REDUCTIONS                                             (74)     6,771
NET INVESTMENT INCOME                                                   57,760
REALIZED AND UNREALIZED GAIN (LOSS)                                     28,818
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                    (5,599)
ON INVESTMENT SECURITIES
NET GAIN (LOSS)                                                         23,219
NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 80,979
FROM OPERATIONS
OTHER INFORMATION
EXPENSE REDUCTIONS:
CUSTODIAN CREDITS                                              $ 7
TRANSFER AGENT CREDITS                                         67
                                                               $ 74

STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                       TEN MONTHS ENDED  YEAR ENDED
                                                           JULY 31,          SEPTEMBER 30,
                                                           1998              1997
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS                                                 $ 57,760          $ 63,391
NET INVESTMENT INCOME
NET REALIZED GAIN (LOSS)                                   28,818            (622)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)       (5,599)           18,125
NET INCREASE (DECREASE) IN NET ASSETS RESULTING            80,979            80,894
FROM OPERATIONS
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME   (56,286)          (66,908)
SHARE TRANSACTIONS                                         835,669           378,207
NET PROCEEDS FROM SALES OF SHARES
REINVESTMENT OF DISTRIBUTIONS                              50,449            57,722
COST OF SHARES REDEEMED                                    (680,613)         (376,059)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING            205,505           59,870
FROM SHARE TRANSACTIONS
 TOTAL INCREASE (DECREASE) IN NET ASSETS                   230,198           73,856
NET ASSETS
BEGINNING OF PERIOD                                        1,022,713         948,857
END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT      $ 1,252,911       $ 1,022,713
INCOME OF $4,504 AND $581, RESPECTIVELY)
OTHER INFORMATION
SHARES
SOLD                                                       84,090            39,114
ISSUED IN REINVESTMENT OF DISTRIBUTIONS                    5,076             5,974
REDEEMED                                                   (68,444)          (38,946)
NET INCREASE (DECREASE)                                    20,722            6,142

FINANCIAL HIGHLIGHTS
                                  TEN MONTHS ENDED           YEARS ENDED
                                  JULY 31,                   SEPTEMBER 30,
                                  1998              1997     1996     1995     1994
SELECTED PER-SHARE DATA
NET ASSET VALUE, BEGINNING        $ 9.760           $ 9.620  $ 9.890  $ 9.330  $ 10.870
OF PERIOD
INCOME FROM INVESTMENT            .481 D            .625 D   .670     .625     .626
OPERATIONS
NET INVESTMENT INCOME
NET REALIZED AND UNREALIZED       .208              .175     (.299)   .564     (1.225)
GAIN (LOSS)
TOTAL FROM INVESTMENT             .689              .800     .371     1.189    (.599)
OPERATIONS
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME        (.469)            (.660)   (.641)   (.609)   (.631)
FROM NET REALIZED GAIN            -                 -        -        -        (.310)
IN EXCESS OF NET REALIZED GAIN    -                 -        -        (.020)   -
TOTAL DISTRIBUTIONS               (.469)            (.660)   (.641)   (.629)   (.941)
NET ASSET VALUE, END OF PERIOD    $ 9.980           $ 9.760  $ 9.620  $ 9.890  $ 9.330
TOTAL RETURN B, C                 7.19%             8.61%    3.82%    13.21%   (5.81)%
RATIOS AND SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD         $ 1,253           $ 1,023  $ 949    $ 897    $ 614
(IN MILLIONS)
RATIO OF EXPENSES TO AVERAGE      .69% A            .73%     .72%     .71%     .69%
NET ASSETS
RATIO OF EXPENSES TO AVERAGE      .68% A, E         .72% E   .71% E   .71%     .69%
NET ASSETS AFTER EXPENSE
REDUCTIONS
RATIO OF NET INVESTMENT INCOME    5.82% A           6.48%    6.52%    6.36%    6.26%
TO AVERAGE NET ASSETS
PORTFOLIO TURNOVER RATE           289% A            199%     124%     391%     402%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND
PERFORMANCE: THE BOTTOM LINE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1998              PAST 1  PAST 5  PAST 10
                                         YEAR    YEARS   YEARS
FIDELITY INTERMEDIATE GOV'T INCOME       6.78%   33.02%  104.23%
LB INT GOVERNMENT BOND                   6.83%   33.48%  118.39%
SB TREASURY/AGENCY 1-10 YR               6.90%   33.58%  118.56%
SHORT-INTERMEDIATE US                    5.67%   27.74%  104.03%
GOVERNMENT FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the Lehman Brothers Intermediate Government Bond Index - a market value weighted index of U.S. government fixed-rate debt issues with maturities between one and 10 years - and the Salomon Brothers Treasury/Agency 1-10 Year Index - a market capitalization weighted index of U.S. Treasury and U.S. government agency securities with fixed-rate coupons and maturities between one and 10 years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 100 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1998         PAST 1  PAST 5  PAST 10
                                    YEAR    YEARS   YEARS
FIDELITY INTERMEDIATE GOV'T INCOME  6.78%   5.87%   7.40%
LB INT GOVERNMENT BOND              6.83%   5.95%   8.12%
SB TREASURY/AGENCY 1-10 YR          6.90%   5.96%   8.13%
SHORT-INTERMEDIATE US               5.67%   5.00%   7.38%
GOVERNMENT FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
            Intermediate Govt Income    LB Govt Intermediate
            00452                       LB008
 1988/07/31      10000.00                    10000.00
 1988/08/31      10022.26                    10013.41
 1988/09/30      10129.89                    10186.45
 1988/10/31      10228.54                    10326.86
 1988/11/30      10224.54                    10238.06
 1988/12/31      10263.19                    10247.93
 1989/01/31      10345.52                    10350.13
 1989/02/28      10349.51                    10305.86
 1989/03/31      10402.59                    10354.18
 1989/04/30      10539.87                    10563.15
 1989/05/31      10688.35                    10767.05
 1989/06/30      10878.99                    11041.54
 1989/07/31      11014.39                    11265.94
 1989/08/31      10947.78                    11113.64
 1989/09/30      11003.53                    11166.77
 1989/10/31      11177.94                    11401.03
 1989/11/30      11268.22                    11513.86
 1989/12/31      11325.69                    11547.76
 1990/01/31      11311.71                    11475.92
 1990/02/28      11374.27                    11518.42
 1990/03/31      11400.99                    11532.08
 1990/04/30      11417.83                    11493.37
 1990/05/31      11589.15                    11739.53
 1990/06/30      11699.92                    11893.85
 1990/07/31      11839.04                    12060.56
 1990/08/31      11887.20                    12017.05
 1990/09/30      11982.27                    12124.57
 1990/10/31      12106.43                    12293.31
 1990/11/30      12248.30                    12478.50
 1990/12/31      12360.09                    12651.29
 1991/01/31      12497.95                    12781.32
 1991/02/28      12595.40                    12858.73
 1991/03/31      12699.24                    12929.82
 1991/04/30      12808.56                    13063.40
 1991/05/31      12874.77                    13137.02
 1991/06/30      12925.80                    13147.90
 1991/07/31      13073.79                    13290.33
 1991/08/31      13236.31                    13542.55
 1991/09/30      13370.71                    13772.77
 1991/10/31      13537.85                    13930.38
 1991/11/30      13587.03                    14093.81
 1991/12/31      13832.30                    14436.35
 1992/01/31      13765.19                    14297.46
 1992/02/29      13846.73                    14341.99
 1992/03/31      13830.12                    14284.81
 1992/04/30      13932.84                    14413.07
 1992/05/31      14072.08                    14628.11
 1992/06/30      14180.82                    14838.85
 1992/07/31      14221.74                    15123.46
 1992/08/31      14392.88                    15278.03
 1992/09/30      14492.06                    15488.51
 1992/10/31      14432.58                    15302.57
 1992/11/30      14499.38                    15240.34
 1992/12/31      14629.63                    15436.65
 1993/01/31      14755.19                    15723.54
 1993/02/28      14917.19                    15955.27
 1993/03/31      14995.80                    16013.96
 1993/04/30      15092.83                    16139.19
 1993/05/31      15142.65                    16095.17
 1993/06/30      15301.47                    16328.17
 1993/07/31      15353.49                    16361.06
 1993/08/31      15468.38                    16604.69
 1993/09/30      15521.52                    16672.23
 1993/10/31      15556.99                    16711.70
 1993/11/30      15453.85                    16628.97
 1993/12/31      15568.66                    16697.78
 1994/01/31      15730.72                    16862.73
 1994/02/28      15583.03                    16631.25
 1994/03/31      15382.89                    16388.64
 1994/04/30      15308.09                    16282.64
 1994/05/31      15292.25                    16294.27
 1994/06/30      15286.87                    16297.56
 1994/07/31      15441.39                    16511.59
 1994/08/31      15486.94                    16559.65
 1994/09/30      15453.40                    16422.79
 1994/10/31      15471.54                    16426.08
 1994/11/30      15435.95                    16352.96
 1994/12/31      15420.86                    16406.34
 1995/01/31      15653.87                    16673.24
 1995/02/28      15881.21                    16994.79
 1995/03/31      15956.79                    17088.39
 1995/04/30      16145.24                    17286.48
 1995/05/31      16563.40                    17773.98
 1995/06/30      16664.26                    17887.07
 1995/07/31      16700.76                    17895.67
 1995/08/31      16841.36                    18043.41
 1995/09/30      16964.54                    18164.34
 1995/10/31      17194.09                    18363.44
 1995/11/30      17388.35                    18587.33
 1995/12/31      17569.14                    18770.74
 1996/01/31      17718.51                    18929.11
 1996/02/29      17546.91                    18729.00
 1996/03/31      17449.23                    18643.49
 1996/04/30      17399.83                    18589.10
 1996/05/31      17389.95                    18579.49
 1996/06/30      17557.46                    18768.21
 1996/07/31      17618.04                    18826.40
 1996/08/31      17639.91                    18847.91
 1996/09/30      17865.00                    19091.53
 1996/10/31      18167.29                    19404.47
 1996/11/30      18396.89                    19638.74
 1996/12/31      18296.14                    19532.99
 1997/01/31      18362.86                    19608.13
 1997/02/28      18400.25                    19640.00
 1997/03/31      18281.47                    19528.18
 1997/04/30      18479.72                    19748.53
 1997/05/31      18624.23                    19902.35
 1997/06/30      18786.99                    20072.61
 1997/07/31      19126.20                    20442.72
 1997/08/31      19075.64                    20364.55
 1997/09/30      19296.01                    20585.91
 1997/10/31      19499.03                    20825.74
 1997/11/30      19559.89                    20871.53
 1997/12/31      19704.17                    21041.54
 1998/01/31      19949.31                    21316.03
 1998/02/28      19943.63                    21293.51
 1998/03/31      20005.39                    21359.80
 1998/04/30      20105.98                    21461.75
 1998/05/31      20232.10                    21609.24
 1998/06/30      20357.32                    21754.71
 1998/07/31      20422.57                    21838.44
IMATRL PRASUN   SHR__CHT 19980731 19980824 103006 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Intermediate Government Income Fund on July 31, 1988. As the chart shows, by July 31, 1998, the value of the investment would have grown to $20,423 - a 104.23% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,839 - a 118.39% increase. The fund will compare its performance to that of the Lehman Brothers Intermediate Government Bond Index rather than the Salomon Brothers Treasury/Agency 1-10 Year Index. The indexes include the same type of bonds and their performance is not materially different. The fund is changing to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity funds. For comparison purposes, both indexes are shown on page 33.

(CHECKMARK)UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN THE
OPPOSITE DIRECTION OF INTEREST
RATES. IN TURN, THE SHARE PRICE,
RETURN AND YIELD OF A FUND THAT
INVESTS IN BONDS WILL VARY. THAT
MEANS IF YOU SELL YOUR SHARES
DURING A MARKET DOWNTURN,
YOU MIGHT LOSE MONEY. BUT IF
YOU CAN RIDE OUT THE MARKET'S
UPS AND DOWNS, YOU MAY
HAVE A GAIN.

TOTAL RETURN COMPONENTS
                           YEARS ENDED JULY 31,

                       1998    1997   1996    1995   1994
DIVIDEND RETURNS       6.88%   7.11%  6.62%   6.60%  5.22%
CAPITAL RETURNS        -0.10%  1.45%  -1.13%  1.56%  -4.65%
TOTAL RETURNS          6.78%   8.56%  5.49%   8.16%  0.57%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD
PERIODS ENDED JULY 31, 1998   PAST 1       PAST 6        PAST 1
                              MONTH        MONTHS        YEAR
DIVIDENDS PER SHARE           5.14(CENTS)  30.01(CENTS)  65.38(CENTS)
ANNUALIZED DIVIDEND RATE      6.18%        6.18%         6.68%
30-DAY ANNUALIZED YIELD       5.89%        -             -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.80 over the past one month, $9.80 over the past six months and $9.79 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses, the fund's yield would have been 5.60%.

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND
FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP
Investors worldwide flocked to the
perceived safe haven of U.S.
bonds amid a sharp sell-off in
Russian bonds, weakness in
overseas markets and concerns
about U.S. corporate profits. The
Lehman Brothers Aggregate Bond
Index - a broad gauge of the U.S.
taxable bond market - returned
7.87% during the 12-month period
that ended July 31, 1998. In the
fourth quarter of 1997 and the first
half of 1998, global market
volatility and low interest rates
were the main stories behind bond
market performance. As investors
moved assets from stocks and
riskier bonds to highly rated
corporate bonds and U.S.
Treasuries, bond yields - which
move in the opposite direction of
bond prices - fell to their lowest
levels in decades. The yield on
the benchmark 30-year bond fell
to 5.70% from 6.50% during the
period. The Lehman Brothers
Corporate Bond Index returned
7.35% for the past 12 months as
corporate bond investors
benefited from domestic
economic stability and high
demand for yield. The period
ended on a positive note for bonds
when the National Association of
Purchasing Management's July
index fell to 49.1, below the 49.8
reading expected. A reading above
50 indicates an expansion in the
manufacturing economy, while one
below 50 points to a contraction.
The report also indicated there
were no new signs of inflationary
pressure. Since inflation erodes
the value of fixed-income holdings
such as bonds, this was positive
news for bond investors.

(PHOTOGRAPH OF CURT HOLLINGSWORTH)
An interview with Curt Hollingsworth, Portfolio Manager of Fidelity Intermediate Government Income Fund
Q. HOW DID THE FUND PERFORM, CURT?
A. For the 12-month period that ended July 31, 1998, the fund had a total return of 6.78%. To get a sense of how the fund did relative to its competitors, the short-intermediate U.S. government funds average returned 5.67% for the same one-year period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Intermediate Government Bond Index - which tracks the types of securities in which the fund invests - returned 6.83%.
Q. ALTHOUGH IT CONTINUED TO POST GOOD RETURNS, THE INTERMEDIATE GOVERNMENT MARKET DIDN'T PERFORM AS WELL IN THE MOST RECENT SIX-MONTH PERIOD AS IT DID IN THE PRIOR SIX. WHY WAS THAT?
A. Returns were smaller in the second half of the period because bond yields, which move in the opposite direction of bond prices, didn't fall as much in the second half as they did in the first. The yield on the 10-year Treasury bond - which serves as a good proxy for the intermediate market - dropped by 52 basis points (0.52%) in the first six months, when inflation fears were waning. In the second half of the period, however, the 10-year bond yield fell by only about 9 basis points. Intermediate bond prices saw larger gains in response to the more emphatic decline in yields in the first half.
Q. WHY DID THE FUND OUTPACE THE SHORT-INTERMEDIATE U.S. GOVERNMENT
FUNDS AVERAGE?
A. The fund had a larger weighting in both agency and mortgage securities, and a smaller exposure to U.S. Treasuries throughout the period than the Lipper average. In large part due to their higher yields, agency and mortgage securities generally outpaced Treasuries during much of the past year and helped the fund to outpace its Lipper peer group. That said, agency and mortgage securities lagged the Treasury market during the final months of the period and, while they helped the fund's performance for the year, they modestly detracted from its more recent performance. Treasuries' strong performance was largely due to heavy buying from domestic and international investors seeking a haven from the economic turmoil in Southeast Asia. Agency securities, on the other hand, didn't enjoy the same demand and lagged Treasuries as a result.
Q. WHY DID MORTGAGE-BACKED SECURITIES STRUGGLE DURING THE PAST FEW
MONTHS?
A. As interest rates moved lower - to their lowest levels since 1993 - homeowners rushed to replace old high-rate mortgages with cheaper loans. That caused the rate of home mortgage refinancings, and the prepayment of mortgage loans, to rise substantially. Although refinancings are good for mortgage holders, they can be difficult for investors in mortgage securities. As the refinancings occur and mortgage securities are prepaid, investors must find a new place to put their money, usually at a lower interest rate. Generally speaking, I focus on finding those mortgage securities that I think are less susceptible to a pick-up or slowdown in the pace of refinancings. However, in periods of interest-rate volatility - whether rates move substantially up or down - prepayment patterns become more difficult to predict and mortgage security prices can suffer as a result.
Q. WHAT WAS YOUR APPROACH TO SELECTING VARIOUS AGENCY SECURITIES?
A. While the majority of the fund's agency holdings were well-known securities such as Fannie Mae and Freddie Mac, I looked for opportunities among agencies that received less attention from market participants. Because of a lack of attention, I was able to buy many of these securities - including Government Trust Certificates and Government Loan Trusts Notes - at cheap prices relative to comparable, better-known securities.
Q. WHAT'S YOUR OUTLOOK?
A. The direction of interest rates, as always, will be the prime determinant of bond performance, and I'm not willing to speculate on where interest rates will be six months or a year from now. I will say, however, that I believe that interest rates could remain volatile as investors struggle with the dueling forces of a strong U.S. economy and an ever-weakening Asia. I'll try to identify those securities that I believe will offer the best total-return potential in any type of interest-rate environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(checkmark)FUND FACTS
GOAL: high current income
with preservation of capital
by investing mainly in U.S.
government and agency securities
while maintaining a dollare
weighted average maturity
between three and 10 years
FUND NUMBER: 452
TRADING SYMBOL: FSTGX
START DATE: May 2, 1988
SIZE: as of July 31, 1998,
more than $703 million
MANAGER: Curt Hollingsworth,
since 1988; manager, various
Fidelity and Spartan
government funds; joined
Fidelity in 1983


CURT HOLLINGSWORTH ON
THE MIX OF GOVERNMENT SECURITIES
OWNED BY THE FUND:
U.S. TREASURIES: "I prefer to own
U.S. Treasury securities that were
issued some time ago, which are
known as 'off-the-run' Treasuries.
Newly issued, or 'current,' Treasuries
tend to be more expensive than
comparable older securities because
they command a premium price for
being more liquid, or easily traded."
AGENCIES: "I generally emphasize
agency securities that can't be
redeemed by their issuer before
maturity, known as 'non-callable'
securities. This call protection
prevents the fund from having to
turn around and reinvest cash from
a called bond at potentially lower
interest rates."
MORTGAGES: "One way I try to mitigate
the risk that the fund's mortgage
securities will be prepaid is to own
bonds with very low and very high
coupons, both of which are less
likely to be prepaid. Additionally,
I tend to emphasize 'seasoned'
securities, which contain mortgages
that homeowners do not tend to prepay,
despite being presented attractive
opportunities to do so."

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND
INVESTMENT CHANGES

COUPON DISTRIBUTION AS OF JULY 31, 1998
            % OF FUND'S   % OF FUND'S INVESTMENTS
            INVESTMENTS   6 MONTHS AGO
LESS THAN   0.0           5.2
5%

5 -         14.5          12.7
5.99%

6 -         31.6          35.9
6.99%

7 -         8.5           7.8
7.99%

8 -         9.1           10.3
8.99%

9 -         16.9          12.9
9.99%

10 -         3.8           4.1
10.99%

11 -         4.7           4.6
11.99%

12% AND      4.3           4.5
OVER

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.

AVERAGE YEARS TO MATURITY AS OF JULY 31, 1998
                                                6 MONTHS AGO
YEARS  4.7                                      4.6
AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF JULY 31, 1998
                                                6 MONTHS AGO
YEARS  3.1                                      3.1
DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JULY 31, 1998  AS OF JANUARY 31, 1998
ROW: 1, COL: 4, VALUE: 23.7
ROW: 1, COL: 3, VALUE: 3.5
ROW: 1, COL: 2, VALUE: 66.2
ROW: 1, COL: 1, VALUE: 6.6
MORTGAGE-BACKED
SECURITIES 23.7%
U.S. TREASURY
OBLIGATIONS 3.5%
U.S. GOVERNMENT
AGENCY OBLIGATIONS 66.2%
SHORT-TERM
INVESTMENTS 6.6%




ROW: 1, COL: 1, VALUE: 23.3
ROW: 1, COL: 2, VALUE: 19.3
ROW: 1, COL: 3, VALUE: 55.4
ROW: 1, COL: 4, VALUE: 2.0
MORTGAGE-BACKED
SECURITIES 23.3%
U.S. TREASURY
OBLIGATIONS 19.3%
U.S. GOVERNMENT
AGENCY OBLIGATIONS 55.4%
SHORT-TERM
INVESTMENTS 2.0%

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND
INVESTMENTS JULY 31, 1998
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 69.7%
                                              PRINCIPAL VALUE (NOTE 1)
                                          AMOUNT (000S) (000S)
U.S. TREASURY OBLIGATIONS - 3.5%
7 7/8%, 8/15/01                                $ 10,000 $ 10,641
6 1/2%, 8/31/01                                  13,700  14,061
TOTAL U.S. TREASURY OBLIGATIONS                          24,702
U.S. GOVERNMENT AGENCY OBLIGATIONS - 66.2%
Fannie Mae:
8 1/4%, 12/18/00                                  9,600  10,135
6.29%, 2/11/02                                   25,000  25,414
5.89%, 11/06/02                                  15,000  15,059
6.74%, 5/13/04                                    2,150  2,245
7 7/8%, 2/24/05                                   5,455  6,062
7.49%, 3/02/05                                    5,980  6,523
Farm Credit System Financial Assistance Corporation
9 3/8%, 7/21/03                                  25,570  29,481
Federal Agricultural Mortgage Corporation
7.04%, 8/10/05                                    2,050  2,192
Federal Farm Credit Bank:
5.54%, 9/10/03                                    1,300  1,290
9.15%, 2/14/05                                      500  590
Federal Home Loan Bank:
6.26%, 9/24/04                                    3,500  3,585
8.09%, 12/28/04                                   3,500  3,922
7.59%, 3/10/05                                    1,940  2,124
6 1/2%, 11/29/05                                  3,000  3,127
6 3/4%, 4/10/06                                   1,000  1,056
Freddie Mac:
6.51%, 7/01/04                                    3,200  3,311
6.08%, 12/17/04                                  14,275  14,494
8.12%, 1/31/05                                    7,350  8,255
6.78%, 8/18/05                                   15,000  15,827
5.83%, 2/09/06                                    4,250  4,252
6.99%, 7/05/06                                    1,000  1,070
6.80%, 3/19/07                                    7,300  7,738
7.10%, 4/10/07                                    2,700  2,925
Government Loan Trusts (assets of Trust guaranteed by
U.S. Government through Agency for International
Development) 8 1/2%, 4/1/06                      11,490  12,645
Government Trust Certificates (assets of Trust
guaranteed by  U.S.
Government through Defense Security Assistance
Agency)
Class T-3, 9 5/8%, 5/15/02                        4,306  4,538
 Class 1-C, 9 1/4%, 11/15/01                     41,309  43,717
 Class 2-E, 9.40%, 5/15/02                        9,678  10,200
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
                                              PRINCIPAL VALUE (NOTE 1)
                                          AMOUNT (000S) (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Guaranteed Export Trust Certificates
(assets of Trust guaranteed
by U.S. Government through Export-Import Bank):
Series 1993-C, 5.20%, 10/15/04                  $ 1,364 $ 1,341
 Series 1993-D, 5.23%, 5/15/05                    1,031  1,012
 Series 1994-A, 7.12%, 4/15/06                    5,693  5,917
 Series 1994-C, 6.61%, 9/15/99                      173  174
 Series 1996-A, 6.55%, 6/15/04                    8,704  8,877
Guaranteed Trade Trust Certificates (assets of
Trust guaranteed
by U.S. Government through Export-Import Bank):
Series 1992-A, 7.02%, 9/1/04                      6,781  7,001
 Series 1997-A, 6.104%, 7/15/03                  12,861  12,926
 Series 1994-B, 7 1/2%, 1/26/06                     811  862
Israel Export Trust Certificates (assets of
Trust guaranteed by
U.S. Government through Export-Import Bank)
Series 1994-1, 6.88%, 1/26/03                     5,453  5,584
Overseas Private Investment Corp. U.S. Government
guaranteed participation certificate:
 Series 1994-195, 6.08%, 8/15/04 (callable)       6,787  6,827
 Series 1996-A1, 6.726%, 9/15/10 (callable)       4,000  4,178
Private Exporting Funding Corp. secured:
8.35%, 1/31/01                                    3,800  4,032
5.65%, 3/15/03                                    2,065  2,058
5.82%, 6/15/03 (a)                               36,700  36,715
5.48%, 9/15/03                                    2,695  2,673
5.80%, 2/1/04                                     4,590  4,595
6.86%, 4/30/04                                    2,499  2,565
State of Israel (guaranteed by U.S. Government
through
Agency for International Development):
 7 3/4%, 11/15/99                                 4,200  4,306
 5 1/4%, 9/15/00                                 11,550  11,458
 6 3/8%, 8/15/01                                  1,433  1,459
 6 1/4%, 8/15/02                                  7,300  7,435
 6 5/8%, 8/15/03                                 12,860  13,307
 5 5/8%, 9/15/03                                 11,550  11,461
 6 3/4%, 8/15/04                                    350  368
 7 5/8%, 8/15/04                                  8,820  9,653
 6.60%, 2/15/08                                  27,910  29,186
Tennessee Valley Authority 6%, 11/01/00           4,060  4,082
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
                                              PRINCIPAL VALUE (NOTE 1)
                                          AMOUNT (000S) (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
U.S. Department of Housing and Urban Development
government guaranteed participation certificates:
Series 1996-A, 6.59%, 8/1/00                    $ 1,340 $ 1,362
 Series 1995-A, 8.24%, 8/1/02                     5,000  5,415
 Series 1996-A, 6.98%, 8/1/05                     8,000  8,536
U.S. Trade Trust Certificates (assets of Trust
guaranteed
by U.S. Government through Export-Import Bank)
8.17%, 1/15/07                                    5,468  5,907
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                 463,049
TOTAL U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS
(Cost $483,817)                                          487,751
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 23.4%
FANNIE MAE - 8.8%
5 1/2%, 1/1/09 to 2/1/09                          9,709  9,503
6%, 10/1/08 to 12/1/08                           20,178  20,049
8%, 10/1/00                                           8  9
8 1/4%, 12/1/01                                   5,399  5,825
8 1/2%, 9/1/07 to 12/1/22                         1,402  1,464
9%, 2/1/13                                          939  999
9 1/2%, 11/1/09                                   3,422  3,663
10%, 1/1/20                                         133  145
10 1/4%, 10/1/09 to 10/1/18                         320  351
11%, 8/1/10 to 1/1/16                             5,161  5,750
11 1/4%, 1/1/10 to 1/1/16                         1,019  1,147
11 1/2%, 9/1/11 to 6/1/19                         3,538  4,038
11 3/4%, 7/1/13 to 4/1/14                           137  156
12 1/4%, 10/1/10 to 6/1/15                        1,070  1,239
12 1/2%, 9/1/07 to 5/1/21                         2,850  3,335
12 3/4%, 10/1/11 to 6/1/15                        1,182  1,395
13%, 6/1/11 to 7/1/15                             1,336  1,575
13 1/4%, 9/1/11 to 9/1/13                           611  729
13 1/2%, 5/1/11 to 12/1/14                           34  41
14%, 6/1/11 to 12/1/14                              103  123
14 1/2%, 7/1/14                                      19  24
15%, 4/1/12                                          23  28
                                                         61,588
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - CONTINUED
                                              PRINCIPAL VALUE (NOTE 1)
                                          AMOUNT (000S) (000S)
FREDDIE MAC - 8.6%
6 1/2%, 5/1/08                                  $ 2,451 $ 2,472
7%, 6/1/01 to 8/1/01                              1,491  1,505
8 1/2%, 5/1/10 to 1/1/22                          4,552  4,751
9%, 11/1/09 to 8/1/16                             1,168  1,226
9 1/2%, 7/1/16 to 8/1/21                          6,913  7,435
10%, 12/1/00 to 2/1/23                           11,620  12,662
10 1/2%, 9/1/09 to 1/1/21                         7,809  8,677
10 3/4%, 7/1/13                                     122  137
11%, 8/1/00 to 9/1/20                               876  986
11 1/4%, 2/1/10 to 10/1/14                        1,006  1,128
11 1/2%, 10/1/15 to 8/1/19                          559  633
11 3/4%, 1/1/10 to 10/1/15                          208  234
12%, 1/1/00 to 11/1/19                            2,043  2,343
12 1/4%, 2/1/11 to 8/1/15                           828  958
12 1/2%, 10/1/09 to 6/1/19                       10,247  11,914
12 3/4%, 2/1/10 to 1/1/11                           192  222
13%, 9/1/10 to 5/1/17                             1,563  1,842
13 1/4%, 11/1/10 to 12/1/14                         141  164
13 1/2%, 11/1/10 to 10/1/14                         311  369
13 3/4%, 10/1/14                                     13  14
14%, 11/1/12 to 4/1/16                               47  56
14 1/2%, 12/1/10 to 9/1/12                           91  109
14 3/4%, 3/1/10                                      29  35
16 1/4%, 7/1/11                                       7  9
                                                         59,881
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.0%
8%, 9/15/06 to 11/15/07                             938  975
8 1/2%, 4/15/16 to 4/15/17                           94  100
9%, 11/15/04 to 5/15/17                           1,408  1,499
9 1/2%, 6/15/09 to 11/15/20                      11,922  12,861
10%, 12/15/09 to 10/15/20                         1,680  1,837
10 1/2%, 8/15/15 to 1/15/18                       2,573  2,827
11%, 4/15/00 to 8/15/19                           3,584  4,012
11 1/2%, 3/15/10 to 1/15/21                      12,973  14,631
12%, 11/15/12 to 6/15/15                            791  902
12 1/4%, 1/15/14                                     51  57
12 1/2%, 6/15/14                                     65  76
13%, 1/15/11 to 12/15/14                          1,017  1,190
13 1/4%, 9/15/13 to 10/15/14                        195  225
13 1/2%, 5/15/10 to 12/15/14                        528  617
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - CONTINUED
                                              PRINCIPAL VALUE (NOTE 1)
                                          AMOUNT (000S) (000S)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - CONTINUED
14%, 6/15/11 to 12/15/14                           $ 87 $ 103
16%, 4/15/13                                        164  198
17%, 12/15/11                                         3  4
                                                         42,114
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $160,225)                                          163,583
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
U.S. GOVERNMENT AGENCY - 0.3%
Fannie Mae planned amortization class Series 1988-21,
Class G, 9 1/2%, 8/25/18                          1,662  1,776
Freddie Mac sequential pay Series 1353
Class A, 5 1/2%, 11/15/04                           101  100
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,895)                                            1,876
CASH EQUIVALENTS - 6.6%
                                               MATURITY
                                          AMOUNT (000S)
Investments in repurchase agreements
(U.S. Treasury obligation),
in a joint account at:
 5.62%, dated 7/31/98 due 8/03/98              $ 39,747  39,728
 5.63%, dated 7/31/98 due 8/03/98                 6,447  6,444
TOTAL CASH EQUIVALENTS
(Cost $46,172)                                           46,172
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $692,109)                                         $ 699,382

LEGEND
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $36,715,000 or 5.2% of net assets.
OTHER INFORMATION
Purchases and sales of long-term U.S. government and government agency obligations aggregated $1,329,943,000 and $1,349,279,000, respectively.
INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $692,118,000. Net unrealized appreciation aggregated $7,264,000, of which $8,962,000 related to appreciated investment securities and $1,698,000 related to depreciated investment securities.
At July 31, 1998, the fund had a capital loss carryforward of approximately $55,905,000 of which $45,999,000, $6,634,000, and
$3,272,000 will expire on July 31, 2003, 2004 and 2005, respectively. A total of 22.63% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. (unaudited)
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)                      JULY 31, 1998
ASSETS
INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                $ 699,382
AGREEMENTS OF $46,172) (COST $692,109) -
SEE ACCOMPANYING SCHEDULE
CASH                                                                     1
RECEIVABLE FOR INVESTMENTS SOLD                                          864
RECEIVABLE FOR FUND SHARES SOLD                                          368
INTEREST RECEIVABLE                                                      10,264
OTHER RECEIVABLES                                                        63
TOTAL ASSETS                                                             710,942
LIABILITIES
PAYABLE FOR INVESTMENTS PURCHASED                               $ 5,630
PAYABLE FOR FUND SHARES REDEEMED                                602
DISTRIBUTIONS PAYABLE                                           633
ACCRUED MANAGEMENT FEE                                          226
OTHER PAYABLES AND ACCRUED EXPENSES                             20
TOTAL LIABILITIES                                                       7,111
NET ASSETS                                                              $ 703,831
NET ASSETS CONSIST OF:
PAID IN CAPITAL                                                         $ 750,604
UNDISTRIBUTED NET INVESTMENT INCOME                                     1,867
ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                      (55,913)
ON INVESTMENTS
NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS               7,273
NET ASSETS, FOR 71,942 SHARES OUTSTANDING                               $ 703,831
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                $9.78
SHARE ($703,831 (DIVIDED BY) 71,942 SHARES)
STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                                YEAR ENDED JULY 31, 1998
INVESTMENT INCOME                                                   $ 51,759
INTEREST
EXPENSES
MANAGEMENT FEE                                            $ 4,789
NON-INTERESTED TRUSTEES' COMPENSATION                     3
TOTAL EXPENSES BEFORE REDUCTIONS                          4,792
EXPENSE REDUCTIONS                                        (1,994)    2,798
NET INVESTMENT INCOME                                                48,961
REALIZED AND UNREALIZED GAIN (LOSS)                                  5,968
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON              (6,214)
INVESTMENT SECURITIES
NET GAIN (LOSS)                                                      (246)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING                      $ 48,715
FROM OPERATIONS
OTHER INFORMATION
EXPENSE REDUCTIONS:
FMR REIMBURSEMENT                                                    $ 1,987
CUSTODIAN CREDITS                                                    5
TRANSFER AGENT CREDITS                                               2
                                                                     $ 1,994

STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                         YEAR ENDED  YEAR ENDED
                                                             JULY 31,    JULY 31,
                                                             1998        1997
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS                                                    $ 48,961    $ 48,874
NET INVESTMENT INCOME
NET REALIZED GAIN (LOSS)                                      5,968       (3,334)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)          (6,214)     12,958
NET INCREASE (DECREASE) IN NET ASSETS RESULTING               48,715      58,498
FROM OPERATIONS
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME      (49,186)    (47,692)
SHARE TRANSACTIONS                                            255,811     147,916
NET PROCEEDS FROM SALES OF SHARES
REINVESTMENT OF DISTRIBUTIONS                                 40,988      39,235
COST OF SHARES REDEEMED                                       (296,896)   (233,304)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING               (97)        (46,153)
FROM SHARE TRANSACTIONS
 TOTAL INCREASE (DECREASE) IN NET ASSETS                      (568)       (35,347)
NET ASSETS
BEGINNING OF PERIOD                                           704,399     739,746
END OF PERIOD (INCLUDING UNDER (OVER) DISTRIBUTIONS OF NET    $ 703,831   $ 704,399
INVESTMENT INCOME OF $1,867 AND $(140), RESPECTIVELY)
OTHER INFORMATION
SHARES
SOLD                                                          26,122      15,242
ISSUED IN REINVESTMENT OF DISTRIBUTIONS                       4,188       4,045
REDEEMED                                                      (30,301)    (24,040)
NET INCREASE (DECREASE)                                       9           (4,753)

FINANCIAL HIGHLIGHTS
                                                        YEARS ENDED JULY 31,
                                  1998                  1997     1996     1995     1994
SELECTED PER-SHARE DATA
NET ASSET VALUE, BEGINNING        $ 9.790               $ 9.650  $ 9.760  $ 9.610  $ 10.310
OF PERIOD
INCOME FROM INVESTMENT             .652 C                .675 C   .678     .610     .470
OPERATIONS
NET INVESTMENT INCOME
NET REALIZED AND UNREALIZED       (.008)                .124     (.150)   .143     (.410)
GAIN (LOSS)
TOTAL FROM INVESTMENT             .644                  .799     .528     .753     .060
OPERATIONS
LESS DISTRIBUTIONS
FROM NET INVESTMENT INCOME        (.654)                (.659)   (.638)   (.603)   (.540)
FROM NET REALIZED GAIN            -                     -        -        -        -
IN EXCESS OF NET REALIZED GAIN    -                     -        -        -        (.220)
TOTAL DISTRIBUTIONS               (.654)                (.659)   (.638)   (.603)   (.760)
NET ASSET VALUE, END OF PERIOD    $ 9.780               $ 9.790  $ 9.650  $ 9.760  $ 9.610
TOTAL RETURN A, B                  6.78%                 8.56%    5.49%    8.16%    .57%
RATIOS AND SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD         $ 704                 $ 704    $ 740    $ 817    $ 1,018
(IN MILLIONS)
RATIO OF EXPENSES TO AVERAGE       .38% D                .54% D   .63% D   .65%     .65%
NET ASSETS
RATIO OF EXPENSES TO AVERAGE       .38%                  .54%     .62% E   .65%     .65%
NET ASSETS AFTER EXPENSE
REDUCTIONS
RATIO OF NET INVESTMENT INCOME     6.65%                 6.96%    6.89%    7.18%    7.37%
TO AVERAGE NET ASSETS
PORTFOLIO TURNOVER RATE            188%                  105%     105%     210%     391%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS)
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1998
1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Ginnie Mae Fund, Fidelity Government Securities Fund (formerly a fund of Fidelity Government Securities Trust) and Fidelity Intermediate Government Income Fund (formerly Spartan Limited Maturity Government Fund) (the funds) are funds of Fidelity Income Fund (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. On June 19, 1997, the Board of Trustees approved a change in the fiscal year-end of the Fidelity Government Securities Fund to July 31. Accordingly, the financial statements of Fidelity Government Securities Fund are presented for the ten-month period ended July 31, 1998. On June 17, 1998, the Board of Trustees approved a change in the name of Fidelity Government Securities Fund to Fidelity Government Income Fund effective on or about September 21, 1998. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income or distributions in excess of net investment income and accumulated undistributed net realized gain
(loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
DELAYED DELIVERY TRANSACTIONS. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, each fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations
2. OPERATING POLICIES -
CONTINUED
RESTRICTED SECURITIES - CONTINUED
and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the funds had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE.
As the investment adviser for Fidelity Ginnie Mae Fund and Fidelity Government Securities Fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .44% of average net assets for Fidelity Ginnie Mae Fund. For the period, the management fee was equivalent to an annualized rate of .44% of average net assets for Fidelity Government Securities Fund.
For Fidelity Intermediate Government Income Fund, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .65% of the fund's average net assets. FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $9,300 for the period. Effective June 27, 1998, these transaction fees were eliminated.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Fidelity Ginnie Mae Fund and Fidelity Government Securities Fund. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fee was equivalent to an annual rate of .22% of average net assets for Fidelity Ginnie Mae Fund. For the period, the transfer agent fee was equivalent to an annualized rate of .18% of average net assets for Fidelity Government Securities Fund.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
ACCOUNTING FEES. FSC maintains the accounting records for Fidelity Ginnie Mae Fund and Fidelity Government Securities Fund. The fee is based on the level of each fund's average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
For Fidelity Intermediate Government Income Fund, FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .38% of average net assets. Effective June 27, 1998, FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .65% of Fidelity Ginnie Mae Fund's average net assets.
In addition, Fidelity Ginnie Mae Fund, Fidelity Government Securities Fund, and FMR on behalf of Fidelity Intermediate Government Income Fund, have entered into arrangements with their custodian and transfer agent whereby credits realized on uninvested cash balances were used to offset a portion of certain of each fund's expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
6. BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS
To the Trustees of Fidelity Income Fund and the Shareholders of Fidelity Ginnie Mae Fund, Fidelity Government Securities Fund and Fidelity Intermediate Government Income Fund (formerly Spartan Limited Maturity Government Fund):
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Ginnie Mae Fund, Fidelity Government Securities Fund and Fidelity Intermediate Government Income Fund (formerly Spartan Limited Maturity Government Fund) (funds of Fidelity Income Fund) at July 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. /S/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 1998
PROXY VOTING RESULTS
A special meeting of the fund's shareholders was held on July 15, 1998. The results of votes taken among shareholders on proposals before them are listed below.
PROPOSAL 1
To elect as Trustees the following twelve nominees.
               # OF               % OF
               DOLLARS VOTED      DOLLARS VOTED
RALPH F. COX
AFFIRMATIVE    1,651,958,203.91   97.164
WITHHELD       48,220,916.99      2.836
TOTAL          1,700,179,120.90   100.000
PHYLLIS BURKE DAVIS
AFFIRMATIVE    1,652,223,467.94   97.179
WITHHELD       47,955,652.96      2.821
TOTAL          1,700,179,120.90   100.000
ROBERT M. GATES
AFFIRMATIVE    1,651,224,161.42   97.121
WITHHELD       48,954,959.48      2.879
TOTAL          1,700,179,120.90   100.000
EDWARD C. JOHNSON 3D
AFFIRMATIVE    1,652,007,241.03   97.167
WITHHELD       48,171,879.87      2.833
TOTAL          1,700,179,120.90   100.000
E. BRADLEY JONES
AFFIRMATIVE    1,649,145,998.05   96.998
WITHHELD       51,033,122.85      3.002
TOTAL          1,700,179,120.90   100.000
DONALD J. KIRK
AFFIRMATIVE    1,653,199,972.08   97.237
WITHHELD       46,979,148.82      2.763
TOTAL          1,700,179,120.90   100.000
               # OF               % OF
               DOLLARS VOTED      DOLLARS VOTED
PETER S. LYNCH
AFFIRMATIVE    1,653,387,884.55   97.248
WITHHELD       46,791,236.35      2.752
TOTAL          1,700,179,120.90   100.000
WILLIAM O. MCCOY
AFFIRMATIVE    1,653,375,663.18   97.247
WITHHELD       46,803,457.72      2.753
TOTAL          1,700,179,120.90   100.000
GERALD C. MCDONOUGH
AFFIRMATIVE    1,649,195,994.06   97.001
WITHHELD       50,983,126.84      2.999
TOTAL          1,700,179,120.90   100.000
MARVIN L. MANN
AFFIRMATIVE    1,652,881,436.93   97.218
WITHHELD       47,297,683.97      2.782
TOTAL          1,700,179,120.90   100.000
ROBERT C. POZEN
AFFIRMATIVE    1,652,699,192.82   97.207
WITHHELD       47,479,928.08      2.793
TOTAL          1,700,179,120.90   100.000
THOMAS R. WILLIAMS
AFFIRMATIVE    1,651,939,558.10   97.163
WITHHELD       48,239,562.80      2.837
TOTAL          1,700,179,120.90   100.000
PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Fidelity Ginnie Mae Fund.
               # OF             % OF
               DOLLARS VOTED    DOLLARS VOTED
AFFIRMATIVE    412,010,357.66   92.982
AGAINST        18,489,458.62    4.172
ABSTAIN        12,608,871.54    2.846
TOTAL          443,108,687.82   100.000
PROPOSAL 3
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Fidelity Government Securities Fund.
               # OF             % OF
               DOLLARS VOTED    DOLLARS VOTED
AFFIRMATIVE    607,828,848.81   96.733
AGAINST        4,696,869.43     0.747
ABSTAIN        15,832,594.27    2.520
TOTAL          628,358,312.51   100.000
PROPOSAL 4
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Spartan Limited Maturity Government Fund.
               # OF             % OF
               DOLLARS VOTED    DOLLARS VOTED
AFFIRMATIVE    346,807,581.09   96.586
AGAINST        3,225,006.92     0.898
ABSTAIN        9,032,796.70     2.516
TOTAL          359,065,384.71   100.000
PROPOSAL 5
To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
              # OF               % OF
              DOLLARS VOTED      DOLLARS VOTED
AFFIRMATIVE   1,513,079,756.37   89.970
AGAINST        62,655,788.85     3.725
ABSTAIN        106,028,282.98    6.305
TOTAL         1,681,763,828.20   100.000
BROKER         18,415,292.70
NON-VOTES
PROPOSAL 6
To approve an amended management contract for Fidelity Ginnie Mae
Fund.
               # OF             % OF
               DOLLARS VOTED    DOLLARS VOTED
AFFIRMATIVE    394,250,682.02   88.974
AGAINST        27,055,043.48    6.106
ABSTAIN        21,802,962.32    4.920
TOTAL          443,108,687.82   100.000
PROPOSAL 7
To amend Fidelity Ginnie Mae Fund's fundamental investment limitation concerning diversification.
               # OF             % OF
               DOLLARS VOTED    DOLLARS VOTED
AFFIRMATIVE    366,461,526.11   82.702
AGAINST        27,812,040.82    6.277
ABSTAIN        48,835,120.89    11.021
TOTAL          443,108,687.82   100.000
PROPOSAL 8
To amend Spartan Limited Maturity Government Fund's fundamental investment limitation concerning diversification.
               # OF             % OF
               DOLLARS VOTED    DOLLARS VOTED
AFFIRMATIVE    320,055,334.74   89.620
AGAINST        17,486,336.33    4.896
ABSTAIN        19,583,973.54    5.484
TOTAL          357,125,644.61   100.000
BROKER         1,939,740.10
NON-VOTES

MANAGING YOUR INVESTMENTS
Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0 To speak to a Fidelity representative.

BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY
For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI
TO WRITE FIDELITY
If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request. (LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning Jr., Vice President
Dwight D. Churchill, Vice President
Stanley N. Griffith, Assistant
Vice President
Curt Hollingsworth, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan Investment Grade Bond
Spartan Short-Intermediate
Government
Spartan Short-Term Bond
Strategic Income
Target Timeline SM 1999, 2001 & 2003
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress(registered trademark) (automated graphic)
1-800-544-5555
(automated graphic) AUTOMATED LINE FOR QUICKEST SERVICE

SUPPLEMENT TO
THE SPARTAN(registered trademark) SHORT-INTERMEDIATE GOVERNMENT FUND JUNE 26, 1998 PROSPECTUS
The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section beginning on page 9.
Andrew Dudley is Vice President and manager of Spartan Short-Intermediate Government, which he has managed since December 1998. He also manages other Fidelity funds. Prior to joining Fidelity in 1996, Mr. Dudley was a portfolio manager for Putnam Investments from 1991 to 1996.
The following information replaces similar information found in the "Who May Want to Invest" section beginning on page 3.
PROPOSED REORGANIZATION. The Board of Trustees of Spartan Short-Intermediate Government Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Spartan Short-Intermediate Government Fund and Fidelity Intermediate Government Income Fund (formerly Spartan Limited Maturity Government
Fund), a fund of Fidelity Income Fund.
The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Spartan Short-Intermediate Government Income Fund solely in exchange for the number of shares of Fidelity Intermediate Government Income Fund equal in value to the relative net asset value of the outstanding shares of Spartan Short-Intermediate Government Fund. Following such exchange, Spartan Short-Intermediate Government Fund will distribute the Fidelity Intermediate Government Income Fund shares to its shareholders pro rata, in liquidation of Spartan Short-Intermediate Government Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization"). The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Spartan Short-Intermediate Government Fund will be held on April 14, 1999, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Spartan Short-Intermediate Government Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Intermediate Government Income Fund.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about April 22, 1999. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
In the event Spartan Short-Intermediate Government Fund shareholders fail to approve the Agreement, Spartan Short-Intermediate Government Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Spartan Short-Intermediate Government Fund.
Effective the close of business on June 26, 1998, the fund's shares are no longer available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on June 26, 1998, generally will not be allowed to purchase shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by June 26, 1998, and 2) for accounts managed on a discretionary basis by certain registered investment advisors that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since June 26, 1998. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.

SSG-98-01    December 7, 1998
480662.103

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated June 26, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity(registered trademark) at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION  PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE
SSG-pro-0698
704238

SPARTAN(registered trademark)
SHORT-INTERMEDIATE
GOVERNMENT
FUND
(fund number 474, trading symbol SPSIX)

The fund invests in U.S. Government securities and seeks high current income with preservation of capital.

PROSPECTUS
JUNE 26, 1998
(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109


CONTENTS


KEY FACTS           2    THE FUND AT A GLANCE

                    3    WHO MAY WANT TO INVEST

                    4    EXPENSES THE FUND'S YEARLY OPERATING
                         EXPENSES.

                    5    FINANCIAL HIGHLIGHTS A SUMMARY OF THE
                         FUND'S FINANCIAL DATA.

                    6    PERFORMANCE HOW THE FUND HAS DONE
                         OVER TIME.

THE FUND IN DETAIL       CHARTER HOW THE FUND IS ORGANIZED.


                    7    INVESTMENT PRINCIPLES AND RISKS THE
                         FUND'S OVERALL APPROACH TO INVESTING.

                    9    BREAKDOWN OF EXPENSES HOW
                         OPERATING COSTS ARE CALCULATED AND WHAT
                         THEY INCLUDE.

YOUR ACCOUNT        9    DOING BUSINESS WITH FIDELITY

                    9    TYPES OF ACCOUNTS DIFFERENT WAYS TO
                         SET UP YOUR ACCOUNT, INCLUDING
                         TAX-ADVANTAGED RETIREMENT PLANS.

                    11   HOW TO BUY SHARES OPENING AN
                         ACCOUNT AND MAKING ADDITIONAL
                         INVESTMENTS.

                    13   HOW TO SELL SHARES TAKING MONEY OUT
                         AND CLOSING YOUR ACCOUNT.

                    15   INVESTOR SERVICES SERVICES TO HELP YOU
                         MANAGE YOUR ACCOUNT.

SHAREHOLDER AND     16   DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES         AND TAXES

                    17   TRANSACTION DETAILS SHARE PRICE
                         CALCULATIONS AND THE TIMING OF PURCHASES
                         AND REDEMPTIONS.

                    18   EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUND AT A GLANCE
GOAL: High current income with preservation of capital. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Normally invests in U.S. Government securities and instruments related to U.S. Government securities while maintaining an average maturity of two to five years. FMR uses the Lehman Brothers 1-5 Year U.S. Government Bond Index as a guide in structuring the fund and selecting its investments.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments(registered trademark), which was established in 1946 and is now America's largest mutual fund manager.
Beginning January 1, 1999, Fidelity Investments Money Management, Inc.
(FIMM), a subsidiary of FMR, will choose investments for the fund.
SIZE: As of April 30, 1998, the fund had over $75 million in assets. WHO MAY WANT TO INVEST
The fund may be appropriate for investors who seek high current income from a portfolio of U.S. Government securities. The fund's level of risk and potential reward depend on the quality and maturity of its investments.
The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. The fund's investments are also subject to prepayment risk, which can lower the fund's yield, particularly in periods of declining interest rates. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.
FMR anticipates presenting a proposal to the Board of Trustees of Spartan Short-Intermediate Government Fund requesting their approval to present shareholders of the fund a proposal to merge the fund into Fidelity Intermediate Government Income Fund (formerly Spartan Limited Maturity Government Fund).
(checkmark)THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking to
maximize return must assume
greater risk. Spartan
Short-Intermediate Government
is in the INCOME category.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(right arrow) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME Seeks
long-term growth and income
by investing in stocks and
bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.

As a result, effective the close of business on June 26, 1998, the fund's shares will no longer be available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on June 26, 1998, generally will not be allowed to purchase shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by June 26, 1998, and 2) for accounts managed on a discretionary basis by certain registered investment advisors that have discretionary assets of at least $1 billion invested in mutual funds and have included the fund in their discretionary account program since June 26, 1998. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.

SALES CHARGE ON PURCHASES     NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE ON      NONE
REDEMPTIONS

ANNUAL ACCOUNT                $12.00
MAINTENANCE FEE
(FOR ACCOUNTS UNDER
$2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. FMR is responsible for the payment of all other fund expenses with certain limited exceptions. Expenses are factored into the fund's share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ).
The following figures are based on historical expenses of the fund and are calculated as a percentage of average net assets of the fund.

MANAGEMENT FEE         0.65%

12B-1 FEE              NONE

OTHER EXPENSES         0.00%

TOTAL FUND OPERATING   0.65%
EXPENSES

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

1 YEAR    $ 7

3 YEARS   $ 21

5 YEARS   $ 36

10 YEARS  $ 81

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.

(checkmark)UNDERSTANDING
EXPENSES
OPERATING A MUTUAL FUND
INVOLVES A VARIETY OF EXPENSES
FOR PORTFOLIO MANAGEMENT,
SHAREHOLDER STATEMENTS, TAX
REPORTING, AND OTHER SERVICES.
THE MANAGEMENT FEE IS PAID
FROM THE FUND'S ASSETS, AND ITS
EFFECT IS ALREADY FACTORED INTO
ANY QUOTED SHARE PRICE OR
RETURN. OTHER EXPENSES ARE
PAID BY FMR OUT OF THE FUND'S
MANAGEMENT FEE. ALSO, AS AN
INVESTOR, YOU MAY PAY CERTAIN
EXPENSES DIRECTLY.

FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by Coopers & Lybrand L.L.P., independent accountants. The fund's financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact
Fidelity for a free copy of the Annual Report or the SAI.
SELECTED PER-SHARE DATA

YEARS ENDED APRIL     1998        1997        1996        1995      1994      1993F
30

NET ASSET VALUE,      $ 9.270     $ 9.400     $ 9.440     $ 9.490   $ 10.090  $ 10.000
BEGINNING OF PERIOD

INCOME FROM            .584C       .658C       .688        .665      .616      .257
INVESTMENT
OPERATIONS
 NET INVESTMENT
INCOME

 NET REALIZED AND      .082        (.149)      (.045)      (.065)    (.579)    .083
UNREALIZED GAIN (LOSS)

 TOTAL FROM            .666        .509        .643        .600      .037      .340
INVESTMENT
OPERATIONS

LESS DISTRIBUTIONS     (.546)      (.639)      (.683)      (.650)    (.617)    (.250)
 FROM NET
INVESTMENT INCOME

 IN EXCESS OF NET      --          --          --          --        (.010)    --
INVESTMENT INCOME

 IN EXCESS OF NET      --          --          --          --        (.010)    --
REALIZED GAIN

 TOTAL                 (.546)      (.639)      (.683)      (.650)    (.637)    (.250)
DISTRIBUTIONS

NET ASSET VALUE,      $ 9.390     $ 9.270     $ 9.400     $ 9.440   $ 9.490   $ 10.090
END OF PERIOD

TOTAL RETURNA,B        7.35%       5.57%       6.92%       6.60%     .29%      3.43%

RATIOS
AND
SUPPLEME
NTAL DATA

NET ASSETS, END       $ 75,501    $ 68,949    $ 78,278    $ 93,888  $ 53,726  $ 54,853
OF PERIOD (000
OMITTED)

RATIO OF               .65%        .65%        .45%E       .10%E     .10%E     .02%D,E
EXPENSES TO AVERAGE
NET ASSETS

RATIO OF NET           6.23%       7.04%       7.16%       7.35%     7.33%     7.28%D
INVESTMENT INCOME
TO AVERAGE NET
ASSETS

PORTFOLIO              166%        104%        161%        282%      271%      587%D
TURNOVER RATE


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D ANNUALIZED
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F DECEMBER 18, 1992 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1993

PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes or any transaction fees you may have paid. The figures would be lower if fees were taken into account.
The fund's fiscal year runs from May 1 through April 30. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The chart on page presents calendar year performance.

AVERAGE ANNUAL TOTAL RETURNS
FISCAL PERIODS ENDED   PAST 1   PAST 5  LIFE OF
APRIL 30, 1998         YEAR     YEARS   FUNDA

SPARTAN                7.35%    5.31%   5.60%
SHORT-INTERMEDIATE
GOVERNMENT

LEHMAN BROS.           7.81%    5.61%  N/A
1-5 YEAR U.S. GOVT.

BOND INDEX

LIPPER                 7.36%    5.00%  N/A
SHORT-INTERMEDIATE
U.S. GOVT. FUNDS
AVERAGE

CUMULATIVE TOTAL RETURNS

FISCAL PERIODS ENDED   PAST 1  PAST 5   LIFE OF
APRIL 30, 1998         YEAR    YEARS    FUNDA

SPARTAN                7.35%   29.54%   33.99%
SHORT-INTERMEDIATE
GOVERNMENT

LEHMAN BROS.           7.81%   31.39%  N/A
1-5 YEAR U.S. GOVT.

BOND INDEX

LIPPER                 7.36%   27.70%  N/A
SHORT-INTERMEDIATE
U.S. GOVT. FUNDS
AVERAGE

A FROM DECEMBER 18, 1992 (COMMENCEMENT OF OPERATIONS)
If FMR had not reimbursed certain fund expenses during these periods, total returns would have been lower.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

(checkmark)UNDERSTANDING
PERFORMANCE
BECAUSE THIS FUND INVESTS IN
FIXED-INCOME SECURITIES, ITS
PERFORMANCE IS RELATED TO
CHANGES IN INTEREST RATES. FUNDS
THAT HOLD SHORT-TERM BONDS ARE
USUALLY LESS AFFECTED BY
CHANGES IN INTEREST RATES THAN
LONG-TERM BOND FUNDS. FOR THAT
REASON, LONG-TERM BOND FUNDS
TYPICALLY OFFER HIGHER YIELDS
AND CARRY MORE RISK THAN
SHORT-TERM BOND FUNDS.

LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT BOND INDEX is a market value weighted performance benchmark for government fixed-rate debt issues with maturities between one and five years.

YEAR-BY-YEAR TOTAL RETURNS
Calendar years            1993  1994   1995   1996  1997
SPARTAN SHORT-INTERMEDIATE
GOVERNMENT                5.68% -0.52% 12.29% 4.27% 6.61%
Lehman Bros. 1-5 Year
U.S. Govt. Bond Index     6.88% -0.77% 12.66% 4.60% 7.11%
Lipper Short-Intermediate
U.S. Govt. Funds Average  6.96% -2.26% 12.46% 3.52% 6.72%
Consumer Price Index      2.75% 2.67%  2.54%  3.32% 1.70%

Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 5.68
Row: 7, Col: 1, Value: -0.52
Row: 8, Col: 1, Value: 12.29
Row: 9, Col: 1, Value: 4.270000000000001
Row: 10, Col: 1, Value: 6.609999999999999
(LARGE SOLID BOX) Spartan
Short-Intermediate
Government

Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Short-Intermediate U.S. Government Funds Average. As of April 30, 1998, the average reflected the performance of 97 mutual funds with similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

   THE FUND IN DETAIL

CHARTER
SPARTAN SHORT-INTERMEDIATE GOVERNMENT IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Fixed-Income Trust, an open-end management investment company organized as a Massachusetts business trust on September 5, 1984.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs. Beginning January 1, 1999, FIMM, located in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for the fund.
Curt Hollingsworth is Vice President and manager of Spartan Short-Intermediate Government, which he has managed since December 1992. He also manages several other Fidelity funds. Since joining Fidelity in 1983, Mr. Hollingsworth has worked as a fixed-income trader and portfolio manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940
Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.
FIDELITY'S APPROACH TO BOND FUNDS. In managing bond funds, FMR selects a benchmark index that is representative of the universe of securities in which the fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.
FMR allocates assets among different market sectors (for example, U.S. Treasury or U.S. Government agency securities) and different maturities based on its view of the relative value of each sector or maturity.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which the fund may invest. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies. THE FUND seeks high current income, consistent with preservation of capital, by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions. The benchmark index for the fund is the Lehman Brothers 1-5 Year U.S. Government Bond Index, a market value weighted benchmark of government fixed-rate debt issues with maturities between one and five years. FMR manages the fund to have similar overall interest rate risk to the Index. As of April 30, 1998, the dollar-weighted average maturity of the fund and the Index was approximately 3.2 and 2.7 years, respectively. In addition, the fund normally maintains a dollar-weighted average maturity between two and five years.
In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.
The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities. FMR normally invests at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.
FMR may use various techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares of the fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. In addition, bond prices are also affected by the credit quality of the issuer.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
RESTRICTIONS: The fund does not currently intend to invest more than 40% of its assets in mortgage securities.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not invest more than 10% of its assets in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
OTHER INSTRUMENTS may include real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. BORROWING. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR or its affiliates.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
THE FUND seeks as high a level of current income as is consistent with preservation of capital.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs.
FMR may, from time to time, agree to reimburse the fund for management fees above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The fund's management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of the fund with limited exceptions. The fund's annual management fee rate is 0.65% of its average net assets.
Beginning January 1, 1999, FIMM will have primary responsibility for managing the fund's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services. FSC is the transfer and service agent for the fund. FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the fund. These services include processing shareholder transactions, valuing the fund's investments, handling securities loans, and calculating the fund's share price and dividends. FMR, not the fund, pays for these services.
The fund also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.
The fund's portfolio turnover rate for the fiscal year ended April 1998 was 166%. This rate varies from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country and Fidelity's Web site.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
If you would prefer to access information on-line, you can visit Fidelity's Web site at www.fidelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement benefits number, visit Fidelity's Web site at www.fidelity.com, or contact Fidelity directly, as appropriate.

(checkmark)FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual funds: over 225
(solid bullet) Assets in Fidelity mutual funds: over $595 billion
(solid bullet) Number of shareholder
accounts: over 37 million
(solid bullet) Number of investment
analysts and portfolio
managers: over 250

WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits. (solid bullet) ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH PLANS are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset value per share (NAV). The fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your investment is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time. Shares of Spartan Short-Intermediate Government are generally offered to current shareholders only, except for investments through certain group employer retirement plans and certain registered investment advisors. The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for an application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or (small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT                                       $10,000
For certain Fidelity retirement accounts(double dagger)  $10,000
TO ADD TO AN ACCOUNT                                     $1,000
For certain Fidelity retirement accounts(double dagger)  $1,000
Through regular investment plans*                        $500
MINIMUM BALANCE                                          $5,000
For certain Fidelity retirement accounts(double dagger) $5,000 (double dagger)THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .

There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts.
Refer to the program materials for details. In addition, the fund reserves the right to waive or lower investment minimums in other circumstances.

                                                  TO OPEN AN                 TO ADD TO AN
                                                  ACCOUNT                    ACCOUNT

PHONE 1-800-544-7777 (PHONE_GRAPHIC)                 (BULLET)                   (BULLET)
                                                  EXCHANGE FROM              EXCHANGE FROM
                                                  ANOTHER FIDELITY FUND      ANOTHER FIDELITY FUND
                                                  ACCOUNT WITH THE SAME      ACCOUNT WITH THE
                                                  REGISTRATION, INCLUDING    SAME REGISTRATION,
                                                  NAME, ADDRESS, AND         INCLUDING NAME,
                                                  TAXPAYER ID NUMBER.        ADDRESS, AND TAXPAYER
                                                                             ID NUMBER.
                                                                                (BULLET)
                                                                             USE FIDELITY MONEY
                                                                             LINE TO TRANSFER FROM
                                                                             YOUR BANK ACCOUNT.
                                                                             CALL BEFORE YOUR FIRST
                                                                             USE TO VERIFY THAT THIS
                                                                             SERVICE IS IN PLACE ON
                                                                             YOUR ACCOUNT.
                                                                             MAXIMUM MONEY
                                                                             LINE: UP TO
                                                                             $100,000.

THE INTERNET WWW.FIDELITY.COM (COMPUTER GRAPHIC)     (BULLET)                   (BULLET)
                                                  COMPLETE AND SIGN THE      EXCHANGE FROM
                                                  APPLICATION. MAKE YOUR     ANOTHER FIDELITY FUND
                                                  CHECK PAYABLE TO THE       ACCOUNT WITH THE
                                                  COMPLETE NAME OF THE       SAME REGISTRATION,
                                                  FUND. MAIL TO THE          INCLUDING NAME,
                                                  ADDRESS INDICATED ON THE   ADDRESS, AND TAXPAYER
                                                  APPLICATION.               ID NUMBER.
                                                                                (BULLET)
                                                                             USE FIDELITY MONEY
                                                                             LINE TO TRANSFER FROM
                                                                             YOUR BANK ACCOUNT.
                                                                             VISIT FIDELITY'S WEB
                                                                             SITE BEFORE YOUR FIRST
                                                                             USE TO VERIFY THAT THIS
                                                                             SERVICE IS IN PLACE ON
                                                                             YOUR ACCOUNT.
                                                                             MAXIMUM MONEY
                                                                             LINE: UP TO
                                                                             $100,000.

MAIL (MAIL_GRAPHIC)                                  (BULLET)                   (BULLET)
                                                  COMPLETE AND SIGN THE      MAKE YOUR CHECK
                                                  APPLICATION. MAKE YOUR     PAYABLE TO THE
                                                  CHECK PAYABLE TO THE       COMPLETE NAME OF THE
                                                  COMPLETE NAME OF THE       FUND. INDICATE YOUR
                                                  FUND. MAIL TO THE          FUND ACCOUNT NUMBER
                                                  ADDRESS INDICATED ON THE   ON YOUR CHECK AND
                                                  APPLICATION.               MAIL TO THE ADDRESS
                                                                             PRINTED ON YOUR
                                                                             ACCOUNT STATEMENT.
                                                                                (BULLET)
                                                                             EXCHANGE BY MAIL: CALL
                                                                             1-800-544-6666 FOR
                                                                             INSTRUCTIONS.

IN PERSON (HAND_GRAPHIC)                             (BULLET)                   (BULLET)
                                                  BRING YOUR APPLICATION     BRING YOUR CHECK TO A
                                                  AND CHECK TO A FIDELITY    FIDELITY INVESTOR
                                                  INVESTOR CENTER. CALL      CENTER. CALL
                                                  1-800-544-9797 FOR         1-800-544-9797 FOR
                                                  THE CENTER NEAREST         THE CENTER NEAREST
                                                  YOU.                       YOU.

WIRE (WIRE_GRAPHIC)                                  (BULLET)                   (BULLET)
                                                  CALL 1-800-544-7777        NOT AVAILABLE FOR
                                                  TO SET UP YOUR ACCOUNT     RETIREMENT ACCOUNTS.
                                                  AND TO ARRANGE A WIRE         (BULLET)
                                                  TRANSACTION. NOT           WIRE TO:
                                                  AVAILABLE FOR              BANKERS TRUST
                                                  RETIREMENT ACCOUNTS.       COMPANY,
                                                     (BULLET)                BANK ROUTING
                                                  WIRE WITHIN 24 HOURS       #021001033,
                                                  TO:BANKERS TRUST           ACCOUNT #00163053.
                                                  COMPANY,BANK               SPECIFY THE COMPLETE
                                                  ROUTING#021001033,         NAME OF THE FUND AND
                                                  ACCOUNT                    INCLUDE YOUR ACCOUNT
                                                  #00163053.SPECIFY          NUMBER AND YOUR
                                                  THE COMPLETE NAME OF       NAME.
                                                  THE FUND AND INCLUDE
                                                  YOUR NEW ACCOUNT
                                                  NUMBER AND YOUR
                                                  NAME.

AUTOMATICALLY (AUTOMATIC_GRAPHIC)                    (BULLET)                   (BULLET)
                                                  NOT AVAILABLE.             USE FIDELITY
                                                                             AUTOMATIC ACCOUNT
                                                                             BUILDER. SIGN UP FOR
                                                                             THIS SERVICE WHEN
                                                                             OPENING YOUR
                                                                             ACCOUNT, VISIT
                                                                             FIDELITY'S WEB SITE AT
                                                                             WWW.FIDELITY.COM TO
                                                                             OBTAIN THE FORM TO
                                                                             ADD THE SERVICE, OR
                                                                             CALL 1-800-544-6666
                                                                             TO ADD THE SERVICE.

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118




HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone, in writing, or through Fidelity's Web site. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account to keep it open ($5,000 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:

 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602

CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.

                                                ACCOUNT TYPE                SPECIAL
                                                                            REQUIREMENTS

PHONE 1-800-544-7777 (PHONE_GRAPHIC)            ALL ACCOUNT TYPES EXCEPT       (BULLET)
                                                RETIREMENT                  MAXIMUM CHECK
                                                                            REQUEST: $100,000.
                                                ALL ACCOUNT TYPES              (BULLET)
                                                                            FOR MONEY LINE
                                                                            TRANSFERS TO YOUR
                                                                            BANK ACCOUNT;
                                                                            MINIMUM: $10;
                                                                            MAXIMUM: UP TO
                                                                            $100,000.
                                                                               (BULLET)
                                                                            YOU MAY EXCHANGE
                                                                            TO OTHER FIDELITY
                                                                            FUNDS IF BOTH
                                                                            ACCOUNTS ARE
                                                                            REGISTERED WITH THE
                                                                            SAME NAME(S),
                                                                            ADDRESS, AND
                                                                            TAXPAYER ID NUMBER.

MAIL OR IN PERSON (MAIL_GRAPHIC)(HAND_GRAPHIC)  INDIVIDUAL, JOINT TENANT,      (BULLET)
                                                SOLE PROPRIETORSHIP,        THE LETTER OF
                                                UGMA, UTMA                  INSTRUCTION MUST BE
                                                RETIREMENT ACCOUNT          SIGNED BY ALL PERSONS
                                                                            REQUIRED TO SIGN FOR
                                                                            TRANSACTIONS, EXACTLY
                                                TRUST                       AS THEIR NAMES
                                                                            APPEAR ON THE
                                                                            ACCOUNT.
                                                                               (BULLET)
                                                BUSINESS OR ORGANIZATION    THE ACCOUNT OWNER
                                                                            SHOULD COMPLETE A
                                                                            RETIREMENT
                                                                            DISTRIBUTION FORM.
                                                                            CALL
                                                EXECUTOR, ADMINISTRATOR,    1-800-544-6666 TO
                                                CONSERVATOR, GUARDIAN       REQUEST ONE.
                                                                               (BULLET)
                                                                            THE TRUSTEE MUST SIGN
                                                                            THE LETTER INDICATING
                                                                            CAPACITY AS TRUSTEE. IF
                                                                            THE TRUSTEE'S NAME IS
                                                                            NOT IN THE ACCOUNT
                                                                            REGISTRATION, PROVIDE A
                                                                            COPY OF THE TRUST
                                                                            DOCUMENT CERTIFIED
                                                                            WITHIN THE LAST 60
                                                                            DAYS.
                                                                               (BULLET)
                                                                            AT LEAST ONE PERSON
                                                                            AUTHORIZED BY
                                                                            CORPORATE RESOLUTION
                                                                            TO ACT ON THE ACCOUNT
                                                                            MUST SIGN THE LETTER.
                                                                               (BULLET)
                                                                            INCLUDE A CORPORATE
                                                                            RESOLUTION WITH
                                                                            CORPORATE SEAL OR A
                                                                            SIGNATURE GUARANTEE.
                                                                               (BULLET)
                                                                            CALL
                                                                            1-800-544-6666 FOR
                                                                            INSTRUCTIONS.

WIRE (WIRE_GRAPHIC)                             ALL ACCOUNT TYPES EXCEPT       (BULLET)
                                                RETIREMENT                  YOU MUST SIGN UP FOR
                                                                            THE WIRE FEATURE
                                                                            BEFORE USING IT. TO
                                                                            VERIFY THAT IT IS IN
                                                                            PLACE, CALL
                                                                            1-800-544-6666.
                                                                            MINIMUM WIRE:
                                                                            $5,000.
                                                                               (BULLET)
                                                                            YOUR WIRE REDEMPTION
                                                                            REQUEST MUST BE
                                                                            RECEIVED IN PROPER
                                                                            FORM BY FIDELITY
                                                                            BEFORE 4:00 P.M.
                                                                            EASTERN TIME FOR
                                                                            MONEY TO BE WIRED
                                                                            ON THE NEXT BUSINESS
                                                                            DAY.

CHECK (CHECK_GRAPHIC)                           ALL ACCOUNT TYPES              (BULLET)
                                                                            MINIMUM CHECK:
                                                                            $1,000.
                                                                               (BULLET)
                                                                            ALL ACCOUNT OWNERS
                                                                            MUST SIGN A
                                                                            SIGNATURE CARD TO
                                                                            RECEIVE A CHECKBOOK.

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118




INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)

(checkmark)24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESS(registered trademark)
1-800-544-5555
WEB SITE
www.fidelity.com
 AUTOMATED SERVICE

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone, in writing, or through Fidelity's Web site.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.

REGULAR
INVESTMENT
PLANS

FIDELITY
AUTOMATIC
ACCOUNT
BUILDER(REGISTERED TRADEMARK)
TO MOVE MONEY
FROM YOUR BANK
ACCOUNT TO A
FIDELITY FUND

MINIMUM                        FREQUENCY               SETTING UP OR
$500                           MONTHLY OR QUARTERLY    CHANGING
                                                          (BULLET)     FOR A
                                                       NEW ACCOUNT,
                                                       COMPLETE THE
                                                       APPROPRIATE SECTION ON
                                                       THE FUND APPLICATION.
                                                          (BULLET)     FOR
                                                       EXISTING ACCOUNTS, CALL
                                                       1-800-544-6666 OR
                                                       VISIT FIDELITY'S WEB
                                                       SITE AT
                                                       WWW.FIDELITY.COM FOR
                                                       AN APPLICATION.
                                                          (BULLET)     TO
                                                       CHANGE THE AMOUNT OR
                                                       FREQUENCY OF YOUR
                                                       INVESTMENT, CALL
                                                       1-800-544-6666 AT
                                                       LEAST THREE BUSINESS
                                                       DAYS PRIOR TO YOUR
                                                       NEXT SCHEDULED
                                                       INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A
PORTION OF YOUR
PAYCHECK OR
GOVERNMENT CHECK
TO A FIDELITY FUNDA

MINIMUM                        FREQUENCY               SETTING UP OR
$500                           EVERY PAY PERIOD        CHANGING
                                                          (BULLET)     CHECK THE
                                                       APPROPRIATE BOX ON
                                                       THE FUND APPLICATION,
                                                       OR CALL
                                                       1-800-544-6666 OR
                                                       VISIT FIDELITY'S WEB
                                                       SITE AT
                                                       WWW.FIDELITY.COM FOR
                                                       AN AUTHORIZATION FORM.
                                                          (BULLET)     CHANGES
                                                       REQUIRE A NEW
                                                       AUTHORIZATION FORM.


FIDELITY
AUTOMATIC
EXCHANGE
SERVICE
TO MOVE MONEY
FROM A FIDELITY
MONEY MARKET
FUND TO ANOTHER
FIDELITY FUND

MINIMUM                        FREQUENCY               SETTING UP OR
$500                           MONTHLY, BIMONTHLY,     CHANGING
                               QUARTERLY, OR ANNUALLY     (BULLET)     TO
                                                       ESTABLISH, CALL
                                                       1-800-544-6666
                                                       AFTER BOTH ACCOUNTS
                                                       ARE OPENED.
                                                          (BULLET)     TO
                                                       CHANGE THE AMOUNT OR
                                                       FREQUENCY OF YOUR
                                                       INVESTMENT, CALL
                                                       1-800-544-6666.


A BECAUSE ITS SHARE
PRICE FLUCTUATES, THE
FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR
DIRECT DEPOSIT OF YOUR
ENTIRE CHECK.


SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in June and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call Fidelity at 1-800-544-0666.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

(checkmark)UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you are
entitled to your share of the
fund's net income and gains
on its investments. The fund
passes its earnings along to its
investors as DISTRIBUTIONS.
The fund earns interest from its
investments. These are passed
along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS.

For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
(small solid bullet) The fund reserves the right to limit all accounts maintained or controlled by any one person to a maximum total balance of $1 million.
(small solid bullet) Shares begin to earn dividends on the first business day following the day of purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services. FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS1.
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details. Fidelity, Spartan, Fidelity Investments & (Pyramid) Design, Fidelity Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, and Directed Dividends are registered trademarks of FMR Corp.
Portfolio Advisory Services is a service mark of FMR Corp.



(recycle logo)This prospectus is printed on recycled paper using soy-based inks.


SPARTAN(registered trademark) SHORT-INTERMEDIATE GOVERNMENT FUND
A FUND OF FIDELITY FIXED-INCOME TRUST
STATEMENT OF ADDITIONAL INFORMATION
JUNE 26, 1998

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus (dated June 26, 1998). Please retain this document for future reference. The fund's Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8888.

TABLE OF                   PAGE
CONTENTS



INVESTMENT POLICIES AND    27
LIMITATIONS

PORTFOLIO TRANSACTIONS     30

VALUATION                  31

PERFORMANCE                31

ADDITIONAL PURCHASE,       34
EXCHANGE AND
REDEMPTION INFORMATION

DISTRIBUTIONS AND TAXES    34

FMR                        35

TRUSTEES AND OFFICERS      35

MANAGEMENT CONTRACT        37

DISTRIBUTION AND SERVICE   38
PLAN

CONTRACTS WITH FMR         38
AFFILIATES

DESCRIPTION OF THE TRUST   38

FINANCIAL STATEMENTS       39

APPENDIX                   39

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
SSG-ptb-0698
475979
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions. DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The fund may receive fees or price concessions for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The fund further limits its options and futures investments to options and futures contracts relating to U.S. Government securities.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some government-stripped fixed-rate mortgage-backed securities to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
MORTGAGE-BACKED SECURITIES are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
STRIPPED GOVERNMENT SECURITIES. Stripped government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, the fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended April 30, 1998 and 1997, the fund's portfolio turnover rates were 166% and 104%, respectively. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences.
For the fiscal years ended April 1998, 1997, and 1996, the fund paid no brokerage commissions.
During the fiscal year ended April 1998, the fund paid no brokerage commissions to brokerage firms that provided research services.
The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines the fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Or, fixed-income securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
CALCULATING HISTORICAL FUND RESULTS. The following table shows performance for the fund calculated including certain fund expenses. HISTORICAL FUND RESULTS. The following tables show the fund's yield and total returns for period ended April 30, 1998.

                         AVERAGE                    CUMULATIV
                         ANNUAL                     E TOTAL
                         TOTAL                      RETURNS
                         RETURNS

             THIRTY-DAY  ONE       FIVE    LIFE OF  ONE        FIVE     LIFE OF
             YIELD       YEAR      YEARS   FUND*    YEAR       YEARS    FUND*



SPARTAN       5.42%       7.35%     5.31%   5.60%    7.35%      29.54%   33.99%
SHORT-INTER
MEDIATE
GOVERNME
NT


* From December 18, 1992 (commencement of operations).

Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's total returns would have been lower.
The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the period from December 18, 1992 (commencement of operations) to April 30, 1998, a hypothetical $10,000 investment in Spartan Short-Intermediate Government would have grown to $13,400, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

SPARTAN                                                    INDICES
SHORT-INT
ERMEDIAT
E
GOVERNM
ENT FUND

YEAR       VALUE OF    VALUE OF     VALUE OF     TOTAL     S&P 500   DJIA      US
ENDED      INITIAL     REINVESTED   REINVESTED   VALUE                         CONSUMER
APRIL 30   $10,000     DIVIDEND     CAPITAL                                    PRICE
           INVESTMENT  DISTRIBUTIO  GAIN                                       INDEX**
                       NS           DISTRIBUTIO
                                    NS







 1998      $ 9,390     $ 4,000      $ 10         $ 13,400  $ 28,620  $ 31,006  $ 11,452

 1997       9,270       3,202        10           12,482    20,289    20,582    11,290

 1996       9,400       2,413        10           11,823    16,214    18,357    11,015

 1995       9,440       1,607        10           11,057    12,452    13,923    10,705

 1994       9,490       873          10           10,373    10,601    11,549    10,388

 1993*      10,090      253          0            10,343    10,065    10,458    10,148


* From December 18, 1992 (commencement of operations)
** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in the fund on December 18, 1992, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,070. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $3,395 for dividends and $10.00 for capital gain distributions.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Spartan Short-Intermediate Government may compare its performance to that of the Lehman Brothers 1-5 Year U.S. Government Bond Index, a market value weighted-performance benchmark for government fixed-rate debt issues. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and five years. Government issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues) and U.S. government agencies.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of April 30, 1998, FMR advised over $30 billion in municipal fund assets, $103 billion in money market fund assets, $454 billion in equity fund assets, $73 billion in international fund assets, and $29 billion in Spartan fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
The fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Mortgage security paydown gains (losses) on mortgage securities purchased by the fund on or prior to June 8, 1997 are generally taxable as ordinary income and, therefore, increase (decrease) taxable dividend distributions. The fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year. CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
As of April 30, 1998, the fund had a capital loss carryforward aggregating approximately $4,460,000. This loss carryforward, of which $168,000, $2,327,000, $582,000, $681,000 and $702,000 will expire on
April 30, 2002, 2003, 2004, 2005, and 2006, respectively, is available to offset future capital gains.
STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from a fund will be the same as if you directly owned a proportionate share of the U.S. Government securities. Because the income earned on most U.S. Government securities is exempt from state and local income taxes, the portion of dividends from a fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities whether such securities are held directly or through a fund.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
The fund is treated as a separate entity from the other funds of Fidelity Fixed-Income Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc.
(1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
FRED L. HENNING, JR. (58), is Vice President of Fidelity's Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
CURTIS HOLLINGSWORTH (40), is Vice President and manager of Spartan Short-Intermediate Government Fund (1992) and other funds advised by FMR. Prior to his current responsibilities, Mr. Hollingsworth has managed a variety of Fidelity funds.
ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended April 30, 1998, or calendar year ended December 31, 1997, as applicable.

COMPENSATION TABLE

TRUSTEES         AGGREGATE            TOTAL
AND              COMPENSATION         COMPENSATION
MEMBERS OF THE   FROM                 FROM THE
ADVISORY BOARD   SPARTAN               FUND COMPLEX*,A
                 SHORT-INTERMEDIATE
                 GOVERNMENTB,C

J. GARY          $ 0                  $ 0
BURKHEAD**

RALPH F. COX     $ 28                 $ 214,500

PHYLLIS BURKE    $ 28                 $ 210,000
DAVIS

ROBERT M.        $ 29                 $ 176,000
GATES***

EDWARD C.        $ 0                  $ 0
JOHNSON 3D**

E. BRADLEY       $ 28                 $ 211,500
JONES

DONALD J. KIRK   $ 28                 $ 211,500

PETER S.         $ 0                  $ 0
LYNCH**

WILLIAM O.       $ 29                 $ 214,500
MCCOY****

GERALD C.        $ 35                 $ 264,500
MCDONOUGH

MARVIN L.        $ 28                 $ 214,500
MANN

ROBERT C.        $ 0                  $ 0
POZEN**

THOMAS R.        $ 28                 $ 214,500
WILLIAMS

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees of Fidelity Fixed-Income Trust effective March 1, 1997.
**** Mr. McCoy was appointed to the Board of Trustees of Fidelity Fixed-Income Trust effective January 1, 1997.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the fund complex as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of March 31,1998, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.
MANAGEMENT CONTRACT
FMR is the fund's manager pursuant to a management contract dated November 19, 1992, which was approved by shareholders on November 19, 1992.
MANAGEMENT SERVICES. The fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the fund's securities lending program.
FMR pays all other expenses of the fund with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.65% of its average net assets throughout the month. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
For the fiscal years ended April 30, 1998, 1997, and 1996, the fund paid FMR management fees of $473,239, $473,885, and $597,622, respectively, after reduction of fees and expenses paid by the fund to the non-interested Trustees. In addition, for the fiscal years ended April 30, 1998, 1997, and 1996, credits reducing management fees amounted to $0, $0, $589, respectively.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
During certain of the past three fiscal years, FMR voluntarily agreed to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitations; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.

             PERIODS OF     TO             AGGREGATE   FISCAL YEARS  MANAGEMENT     AMOUNT OF
             EXPENSE                       OPERATING   ENDED         FEE            MANAGEMENT
             LIMITATION                    EXPENSE     APRIL 30      BEFORE         FEE
             FROM                          LIMITATION                REIMBURSEMENT  REIMBURSEMENT

SPARTAN      SEPTEMBER 1,   JANUARY 31,    0.50%       1996          $ 247,269*     $ 56,105
SHORT-INTER  1995           1996
MEDIATE
GOVERNMEN
T

             JULY 1,        AUGUST 31,     0.35%                     $ 101,399*     $ 59,384
             1995           1995

             MAY 1, 1995    JUNE 30, 1995  0.20%                     $ 94,766*      $ 65,494


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Spartan Short-Intermediate Government Fund shares.
FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Plan was approved by FMR as the then sole shareholder of Spartan Short-Intermediate Government on November 19, 1992.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.
For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in the fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans. For Spartan Short-Intermediate Government Fund, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the securities lending program under the terms of its management contract with the fund.
The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Spartan Short-Intermediate Government Fund is a fund of Fidelity Fixed-Income Trust, an open-end management investment company originally organized as a Massachusetts business corporation on June 25, 1970. On September 5, 1984, the trust was reorganized as a Massachusetts business trust, at which time its name was changed from Fidelity Corporate Bond Fund, Inc. to Fidelity Corporate Bond Fund. On October 23, 1985 the trust's name was changed to Fidelity Flexible Bond Fund, and on August 31, 1986 it was changed to Fidelity Fixed-Income Trust. Currently, there are five funds of the trust:
Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, Spartan Short-Intermediate Government Fund, Spartan Government Income Fund, and Spartan High Income Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended April 30, 1998 , and report of the auditor, are included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
Fidelity and Fidelity Focus are registered trademarks of FMR Corp.
The third party marks appearing above are the marks of their respective owners.

SPARTAN(registered trademark)
SHORT-INTERMEDIATE
GOVERNMENT
FUND

ANNUAL REPORT
APRIL 30, 1998

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               7   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    13  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   17  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   19  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           20


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:
Low interest rates and subdued inflation were two main factors that bolstered stock and bond markets in the U.S. during the first four months of 1998. The stock market continued to soar to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. The Federal Reserve Board continued its steady interest rate policy, which boosted the performance of bonds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), and the effect of the $5 account closeout fee on an average-sized account. You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998                    PAST 1  PAST 5  LIFE OF
                                                YEAR    YEARS   FUND

SPARTAN SHORT-INTERMEDIATE GOVERNMENT           7.35%   29.54%  33.99%

LB 1-5 YEAR US GOVERNMENT BOND                  7.81%   31.39%  N/A

SB TREASURY/AGENCY 1-5 YEAR                     7.83%   31.35%  N/A

SHORT-INTERMEDIATE US GOVERNMENT FUNDS AVERAGE  7.36%   27.70%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 18, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-5 Year U.S. Government Bond Index - a market value weighted performance benchmark for government fixed-rate debt issues with maturities between one and five years and the Salomon Brothers Treasury/Agency 1-5 Year Index - a market value weighted index of U.S. Treasury and U.S. government agency securities with fixed-rate coupons and weighted average lives between one and five years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 97 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998                    PAST 1  PAST 5  LIFE OF
                                                YEAR    YEARS   FUND

SPARTAN SHORT-INTERMEDIATE GOVERNMENT           7.35%   5.31%   5.60%

LB 1-5 YEAR US GOVERNMENT BOND                  7.81%   5.61%   N/A

SB TREASURY/AGENCY 1-5 YEAR                     7.83%   5.61%   N/A

SHORT-INTERMEDIATE US GOVERNMENT FUNDS AVERAGE  7.36%   5.00%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
$10,000 OVER LIFE OF FUND

             Spartan Sht-Int Govt.       LB 1-5 Year U.S. Govt
             00474                       LB069
  1992/12/31      10000.00                    10000.00
  1993/01/31      10120.93                    10156.20
  1993/02/28      10208.15                    10275.02
  1993/03/31      10247.68                    10310.78
  1993/04/30      10301.41                    10388.17
  1993/05/31      10297.86                    10354.83
  1993/06/30      10377.82                    10464.76
  1993/07/31      10413.09                    10483.75
  1993/08/31      10480.38                    10607.82
  1993/09/30      10496.09                    10642.38
  1993/10/31      10523.26                    10668.24
  1993/11/30      10502.89                    10645.61
  1993/12/31      10568.05                    10687.84
  1994/01/31      10658.95                    10775.54
  1994/02/28      10563.57                    10668.24
  1994/03/31      10376.92                    10563.98
  1994/04/30      10330.94                    10502.95
  1994/05/31      10338.65                    10514.06
  1994/06/30      10346.79                    10530.03
  1994/07/31      10479.56                    10645.61
  1994/08/31      10503.93                    10678.75
  1994/09/30      10454.19                    10621.77
  1994/10/31      10473.12                    10635.10
  1994/11/30      10457.15                    10581.96
  1994/12/31      10513.02                    10605.20
  1995/01/31      10660.02                    10766.25
  1995/02/28      10847.55                    10948.51
  1995/03/31      10902.60                    11009.34
  1995/04/30      11012.59                    11122.49
  1995/05/31      11255.21                    11377.10
  1995/06/30      11321.07                    11443.38
  1995/07/31      11342.01                    11469.85
  1995/08/31      11422.19                    11549.06
  1995/09/30      11476.32                    11613.72
  1995/10/31      11579.72                    11725.06
  1995/11/30      11695.99                    11846.71
  1995/12/31      11804.75                    11947.95
  1996/01/31      11901.25                    12055.04
  1996/02/29      11832.42                    11973.61
  1996/03/31      11792.48                    11937.64
  1996/04/30      11775.13                    11927.94
  1996/05/31      11772.59                    11936.02
  1996/06/30      11866.88                    12039.28
  1996/07/31      11912.70                    12082.53
  1996/08/31      11941.78                    12113.04
  1996/09/30      12060.96                    12244.58
  1996/10/31      12221.23                    12412.50
  1996/11/30      12341.39                    12528.29
  1996/12/31      12308.65                    12497.58
  1997/01/31      12353.54                    12554.15
  1997/02/28      12377.65                    12578.00
  1997/03/31      12339.83                    12540.21
  1997/04/30      12431.55                    12660.85
  1997/05/31      12510.32                    12752.18
  1997/06/30      12613.42                    12850.59
  1997/07/31      12788.01                    13035.48
  1997/08/31      12784.01                    13020.53
  1997/09/30      12889.11                    13138.94
  1997/10/31      12996.31                    13261.80
  1997/11/30      13029.98                    13287.87
  1997/12/31      13122.32                    13386.68
  1998/01/31      13255.15                    13540.25
  1998/02/28      13268.92                    13537.83
  1998/03/31      13301.39                    13584.10
  1998/04/30      13345.81                    13649.37
IMATRL PRASUN   SHR__CHT 19980430 19980603 151556 R00000000000067
Spartan Short-Intermediate Government LB 1-5 Year US Government Bond
$13,649
$13,341
$
'98
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Short-Intermediate Government Fund on December 31, 1992, shortly after the fund started. As the chart shows, by April 30, 1998, the value of the investment, with dividends reinvested, would have grown to $13,341 - a 33.41% increase on the initial investment which includes the effect of the $5 account closeout fee. For comparison, look at how the Lehman Brothers 1-5 Year U.S. Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,649 - a 36.49% increase. Beginning with this report, the fund will compare its performance to that of the Lehman Brothers 1-5 Year U.S. Government Bond Index rather than the Salomon Brothers Treasury/Agency 1-5 Year Index. The indexes include the same type of bonds, and their performance is not materially different. The fund is changing to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity bond funds. For comparison, both indexes are shown on page 4.

(checkmark)UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF INTEREST
RATES. IN TURN, THE SHARE PRICE,
RETURN AND YIELD OF A FUND THAT
INVESTS IN BONDS WILL VARY. THAT
MEANS IF YOU SELL YOUR SHARES
DURING A MARKET DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN
RIDE OUT THE MARKET'S UPS AND
DOWNS, YOU MAY HAVE A GAIN.

TOTAL RETURN COMPONENTS
                        YEARS ENDED APRIL 30,

                 1998   1997    1996    1995    1994

DIVIDEND RETURN  6.06%  6.94%   7.35%   7.12%   6.14%

CAPITAL RETURN   1.29%  -1.38%  -0.44%  -0.54%  -5.87%

TOTAL RETURN     7.35%  5.56%   6.91%   6.58%   0.27%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested. Capital returns and total returns include the effect of the $5 account closeout fee on an average-sized account.

DIVIDENDS AND YIELD
PERIODS ENDED APRIL 30, 1998   PAST 1       PAST 6        PAST 1
                               MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE            4.14(CENTS)  26.02(CENTS)  54.61(CENTS)

ANNUALIZED DIVIDEND RATE       5.36%        5.58%         5.83%

30-DAY ANNUALIZED YIELD        5.42%        -             -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.40 over the past one month, $9.41 over the past six months and $9.37 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
A continued lack of inflationary
pressure resulted in a favorable
investing climate for bonds during
the 12 months that ended April 30,
1998. The Lehman Brothers
Aggregate Bond Index - a broad
gauge of the U.S. taxable bond
market - returned 10.91% during
this period. Bonds enjoyed a strong
rally from May through September
1997 on the heels of encouraging
economic data, as well as the
Federal Reserve Board's reluctance
to raise short-term interest rates. In
the fourth quarter of 1997, global
market volatility and historically
low interest rates were the main
stories. When financial problems
erupted in Asia in late October, the
bond market attracted wary stock
investors in search of investments
offering lower volatility. Interest
rates also plummeted, with the
30-year Treasury bond going
below the 6% mark in November. The
Lehman Brothers Corporate Bond
Index returned 12.07% during the
period, as corporate bonds
benefited from continued economic
growth and high demand for yield.
Despite increased prepayment
activity in early 1998 due to lower
rates, mortgage-backed bonds also
fared relatively well. The Lehman
Brothers Mortgage-Backed Securities
Index returned 10.02% during the
period. The period ended on a
positive note as the Commerce
Department reported that gross
domestic product grew at a
stronger-than-expected rate of 4.2%
in the first quarter of 1998 and
employment costs grew at a
slower-than-expected pace - signs
of continued strong economic growth
and benign inflation. However, the
Fed tempered this news slightly
with warnings about the rising prices
of stocks and real estate.


(photograph of Curt Hollingsworth)
An interview with Curt Hollingsworth, Portfolio Manager of Spartan Short-Intermediate Government Fund
Q. HOW DID THE FUND PERFORM, CURT?
A. For the 12-month period that ended April 30, 1998, the fund provided a total return of 7.35%. To get a sense of how the fund did compared to its competitors, the short-intermediate U.S. government funds average returned 7.36% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers 1-5 Year U.S. Government Bond Index - which tracks the types of securities in which the fund invests - returned 7.81% for the 12-month period.
Q. WHAT ROLE DOES THE LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT BOND INDEX PLAY IN THE MANAGEMENT OF THE FUND?
A. It plays a very important role. It's the fund's benchmark index and includes most of the universe of government bonds with maturities between one and five years. I use the index as a starting point for my investment decisions, managing the fund to be generally as sensitive to changes in interest rates as the index. In addition, I refer to the index when deciding how to allocate assets among different maturities and market sectors - such as agencies or Treasury securities - based on my view of the relative value of each maturity or sector.
Q. A VARIETY OF FACTORS CAUSED AGENCY SECURITIES TO BECOME MORE OR LESS ATTRACTIVE AT DIFFERENT TIMES DURING THE PAST SIX MONTHS. CAN YOU DESCRIBE YOUR APPROACH TO THE AGENCY SECTOR DURING THAT PERIOD?
A. Sure. During the final months of 1997, economic and currency problems in Asia prompted more investors to seek out U.S. Treasury securities, which are among the highest-quality securities in the world because they are backed by the full faith and credit of the U.S. government. As the demand for Treasuries grew, their yields fell and their prices rose. As a result, agency securities were relatively inexpensive compared to Treasury securities and their yield advantage over Treasuries made them attractive, in my opinion. Given that, I added some additional agency holdings at year end.
Q. HOW DID THE FUND'S ALLOCATION CHANGE IN 1998?
A. In the beginning of 1998, fears over the Asian turmoil faded. As a result, agency prices strengthened and their yield advantage over Treasuries diminished. To take advantage of the agency market's strength, I sold some of the fund's agency holdings to lock in their gains in January and February. In March, however, agency securities became inexpensive again and their yields became more attractive relative to Treasuries. So I added more agencies at the end of the period. As far as mortgage-backed securities, I used periods of strength and weakness to buy and sell in a similar fashion.
Q. WITHIN THE AGENCY SECTOR, WHICH SECURITIES DID YOU FOCUS ON?
A. I emphasized agency securities that are non-callable - those that can't be redeemed by their issuers before maturity. Securities typically are "called" - or redeemed - when interest rates fall enough so that the issuer can save money by issuing new securities at lower rates. A call is positive for issuers because it gives them the opportunity to cut their borrowing costs. But holders of callable bonds are often at a disadvantage because they may have to reinvest the proceeds from the called bonds in new, lower-yielding bonds. I prefer non-callable securities because they generally perform better than callable bonds when interest rates fall and bond prices rally, and generally fare no worse than callable bonds when interest rates rise and bond prices fall.
Q. WHAT'S YOUR OUTLOOK FOR THE BOND MARKET AND THE FUND?
A. At the end of the period, bonds were selling at prices that reflected the best case scenario - low inflation and falling interest rates. To me, that suggests that many investors are expecting the Federal Reserve Board to lower interest rates. If the Fed surprises investors by hiking interest rates instead, bonds could suffer. But no matter what the direction of interest rates, I'll continue to manage the fund with approximately the same interest-rate sensitivity as the short-intermediate part of the government market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(checkmark)FUND FACTS
GOAL: high current income
with preservation of capital
FUND NUMBER: 474
TRADING SYMBOL: SPSIX
START DATE: December 18, 1992
SIZE: as of April 30, 1998,
more than $75 million
MANAGER: Curt Hollingsworth,
since 1992; manager, various
Fidelity and Spartan
government and mortgage
funds; joined Fidelity in 1983

CURT HOLLINGSWORTH ON
SELECTING
MORTGAGE-BACKED
SECURITIES:
"Mortgage securities are pools of
individual home loans. Certificates
backed by these loans are sold to
investors, who collect interest and
principal when homeowners make
monthly mortgage payments.
Recently, falling interest rates
have incited a wave of home
mortgage refinancings, subjecting
some mortgage-backed securities
to higher `prepayment risk.' That is
the risk that that mortgage holders
will pay off their mortgages before
maturity, leaving those who hold
the prepaid securities to reinvest
at lower interest rates.
"The likelihood that a mortgage
security will be prepaid is one of
the most important factors I
consider in choosing mortgage
securities for the fund, since
prepayment activity can
dramatically affect mortgage
securities' prices. I focus on
finding those securities that I
think are less susceptible to a pickup
or slowdown in the pace of
refinancings, such as `seasoned'
mortgage securities. Seasoned
securities have been through
several refinancing periods, but
the mortgage holders haven't
shown a propensity to prepay in
spite of being presented several
attractive opportunities to do so."

INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF APRIL 30, 1998
            % OF FUND'S   % OF FUND'S INVESTMENTS
            INVESTMENTS   6 MONTHS AGO

ZERO         13.6          12.6
COUPON
BONDS

LESS THAN    30.8          11.6
6%

 6 -         18.0          8.6
 6.99%

 7 -         8.9           17.8
 7.99%

 8 -         1.8           16.4
 8.99%

 9 -         9.9           14.4
 9.99%

10 -         5.8           7.7
10.99%

11% AND      6.6           8.0
OVER

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-
TERM INVESTMENTS.

AVERAGE YEARS TO MATURITY AS OF APRIL 30, 1998
              6 MONTHS AGO

YEARS   3.2   3.3

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF APRIL 30, 1998
              6 MONTHS AGO

YEARS   2.2   2.3

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998
ROW: 1, COL: 1, VALUE: 18.0
ROW: 1, COL: 2, VALUE: 27.0
ROW: 1, COL: 3, VALUE: 51.0
ROW: 1, COL: 4, VALUE: 4.0
MORTGAGE-BACKED
SECURITIES 17.7%
U.S. TREASURY
OBLIGATIONS 26.6%
U.S. GOVERNMENT
AGENCY OBLIGATIONS 51.1%
SHORT-TERM
INVESTMENTS 4.6%

AS OF OCTOBER 31, 1997
ROW: 1, COL: 1, VALUE: 21.0
ROW: 1, COL: 2, VALUE: 20.0
ROW: 1, COL: 3, VALUE: 56.0
ROW: 1, COL: 4, VALUE: 3.0
MORTGAGE-BACKED
SECURITIES 20.8%
U.S. TREASURY
OBLIGATIONS 19.9%
U.S. GOVERNMENT
AGENCY OBLIGATIONS 56.4%
SHORT-TERM
INVESTMENTS 2.9%

INVESTMENTS APRIL 30, 1998
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 77.7%
                                               PRINCIPAL VALUE
                                                  AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - 26.6%
5 7/8%, 8/31/99                              $ 6,000,000 $ 6,022,500
7 7/8%, 11/15/99                                 800,000  826,281
6%, 8/15/00                                    1,945,000  1,960,793
7 3/4%, 2/15/01                                4,040,000  4,258,402
5 5/8%, 2/28/01                                4,930,000  4,928,472
6 1/2%, 8/31/01                                1,500,000  1,537,740
                                                          19,534,188
U.S. GOVERNMENT AGENCY OBLIGATIONS - 51.1%
Federal Home Loan Bank 5.86%, 4/22/02          6,545,000  6,545,000
Financing Corp. stripped principal:
0%, 8/3/01                                     1,005,000  829,859
 0%, 9/7/01                                    1,523,000  1,257,297
 0%, 10/6/01                                     850,000  694,663
 0%, 6/6/02                                    6,200,000  4,890,560
 Series D, 0%, 3/26/01                         2,772,000  2,340,483
Government Trust Certificates (assets of Trust
guaranteed by U.S. Government through Defense
Security Assistance Agency):
 Class 1-C, 9 1/4%, 11/15/01                   5,556,232  5,875,993
  Class 2-E, 9.40%, 5/15/02                      814,755  858,393
Guaranteed Export Trust Certificates
(assets of Trust
guaranteed by U.S. Government through
Export-Import Bank):
 Series 1994-A, 7.12%, 4/15/06                 1,382,008  1,441,158
  Series 1994-F, 8.187%, 12/15/04              1,277,593  1,357,304
  Series 1995-A, 6.28%, 6/15/04                1,353,529  1,366,246
Guaranteed Trade Trust Certificates
(assets of Trust guaranteed
by U.S. Government through Export-Import Bank)
Series 1997-A, 6.104%, 7/15/03                 1,329,167  1,335,520
Overseas Private Investment Corp.
U.S. Government
guaranteed participation certificate
Series 1994-1995,
6.08%, 8/15/04                                   806,400  808,714
State of Israel (guaranteed by U.S.
Government through
Agency for International Development) 5 5/8%,
9/15/03                                        1,714,000  1,698,231
U.S. Department of Housing and Urban
Development
government guaranteed participation
certificates
Series 1996-A:
 6.24%, 8/1/98                                   500,000  500,791
  6.44%, 8/1/99                                5,500,000  5,545,210
  6.59%, 8/1/00                                  140,000  142,209
  37,487,631
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $56,680,288)                                        57,021,819
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 17.7%
                                               PRINCIPAL VALUE
                                                  AMOUNT (NOTE 1)
FANNIE MAE - 0.1%
11 1/2%, 8/1/14                                 $ 89,487 $ 101,162
FREDDIE MAC - 4.6%
5 1/2%, 1/1/03 to 5/1/03                       3,468,748   3,393,059
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -   13.0%
9 1/2%,   36202ADN9/15/17 to 8/15/20             502,319  545,059
10%, 2/15/10 to 7/15/20                        1,815,617  1,996,620
10 1/2%, 9/15/15 to 2/15/25                    1,955,206  2,178,223
10 3/4%, 3/15/10                                  73,986  81,521
11%, 1/15/10 to 1/15/21                        1,425,439  1,600,840
11 1/2%, 3/15/10 to 8/15/19                    2,496,579  2,836,828
12%, 1/15/14 to 2/15/16                          197,933  228,792
13%, 9/15/14                                      34,671  40,684
                                                          9,508,567
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $12,877,661)                                        13,002,788
CASH EQUIVALENTS - 4.6%
                                                MATURITY
                                                AMOUNT
Investments in repurchase agreements (U.S.
Treasury
obligations), in a joint trading account
at 5 1/2%,
dated 4/30/98 due 5/1/98                     $ 3,381,517  3,381,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $72,938,949)                                        $ 73,405,607

INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $72,938,949. Net unrealized appreciation aggregated $466,658, of which $676,753 related to appreciated investment securities and $210,095 related to depreciated investment securities.
At April 30, 1998, the fund had a capital loss carryforward of approximately $4,460,000 of which $168,000, $2,327,000, $582,000,
$681,000 and $702,000 will expire on  April 30, 2002, 2003, 2004, 2005 and 2006, respectively.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE            $ 73,405,607
AGREEMENTS OF $3,381,000) (COST $72,938,949) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                533


RECEIVABLE FOR INVESTMENTS SOLD                                     2,319,570

RECEIVABLE FOR FUND SHARES SOLD                                     104,264

INTEREST RECEIVABLE                                                 820,581

 TOTAL ASSETS                                                       76,650,555

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                           $ 855,345

PAYABLE FOR FUND SHARES REDEEMED                            221,283

DISTRIBUTIONS PAYABLE                                       30,461

ACCRUED MANAGEMENT FEE                                      41,957

OTHER PAYABLES AND ACCRUED EXPENSES                         402

 TOTAL LIABILITIES                                                  1,149,448

NET ASSETS                                                          $ 75,501,107

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                     $ 79,330,194

UNDISTRIBUTED NET INVESTMENT INCOME                                 164,920

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                  (4,460,665)
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON                       466,658
INVESTMENTS

NET ASSETS, FOR 8,042,450 SHARES OUTSTANDING                        $ 75,501,107

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                $9.39
PER SHARE ($75,501,107 (DIVIDED BY) 8,042,450 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED APRIL 30, 1998

INVESTMENT INCOME                                                $ 5,012,844
INTEREST

EXPENSES

MANAGEMENT FEE                                        $ 473,239

NON-INTERESTED TRUSTEES' COMPENSATION                 316

 TOTAL EXPENSES                                                  473,555

NET INVESTMENT INCOME                                            4,539,289

REALIZED AND UNREALIZED GAIN (LOSS)                              (400,542)
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)             930,896
ON INVESTMENT SECURITIES

NET GAIN (LOSS)                                                  530,354

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                  $ 5,069,643
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED     YEAR ENDED
                                                           APRIL 30,      APRIL 30,
                                                           1998           1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                 $ 4,539,289    $ 5,135,106
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                  (400,542)      (1,283,157)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      930,896        134,590

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           5,069,643      3,986,539
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME   (4,234,397)    (4,989,807)

SHARE TRANSACTIONS                                         44,531,545     25,853,459
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                             3,711,179      4,242,939

 COST OF SHARES REDEEMED                                   (42,525,402)   (38,422,781)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           5,717,322      (8,326,383)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  6,552,568      (9,329,651)

NET ASSETS

 BEGINNING OF PERIOD                                       68,948,539     78,278,190

 END OF PERIOD (INCLUDING ACCUMULATED NET                  $ 75,501,107   $ 68,948,539
INVESTMENT INCOME (LOSS) OF $164,920 AND
$(40,196), RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                      4,745,167      2,762,315

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   395,744        453,855

 REDEEMED                                                  (4,534,660)    (4,108,063)

 NET INCREASE (DECREASE)                                   606,251        (891,893)



FINANCIAL HIGHLIGHTS
                              YEARS ENDED APRIL 30,

                              1998      1997      1996      1995      1994

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING    $9.270    $9.400    $9.440    $9.490    $10.090

OF PERIOD

INCOME FROM INVESTMENT        .584 C    .658 C    .688      .665      .616
OPERATIONS
NET INVESTMENT INCOME

 NET REALIZED AND             .082      (.149)    (.045)    (.065)    (.579)
UNREALIZED
 GAIN (LOSS)

 TOTAL FROM INVESTMENT        .666      .509      .643      .600      .037
 OPERATIONS



LESS DISTRIBUTIONS

 FROM NET INVESTMENT          (.546)    (.639)    (.683)    (.650)    (.617)
INCOME

 IN EXCESS OF NET             -         -         -         -         (.010)
 INVESTMENT INCOME

 IN EXCESS OF NET REALIZED    -         -         -         -         (.010)
GAIN

 TOTAL DISTRIBUTIONS          (.546)    (.639)    (.683)    (.650)    (.637)

NET ASSET VALUE, END OF       $ 9.390   $ 9.270   $ 9.400   $ 9.440   $ 9.490
PERIOD

TOTAL RETURN A, B             7.35%     5.57%     6.92%     6.60%     .29%

RATIOS AND SUPPLEMENTAL
DATA

NET ASSETS, END OF PERIOD     $ 75,501  $ 68,949  $ 78,278  $ 93,888  $ 53,726
(000 OMITTED)

RATIO OF EXPENSES TO          .65%      .65%      .45% D    .10% D    .10% D
AVERAGE
NET ASSETS

RATIO OF NET INVESTMENT       6.23%     7.04%     7.16%     7.35%     7.33%
INCOME TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE       166%      104%      161%      282%      271%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Short-Intermediate Government Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $120,606,184 and $117,604,160, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .65% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $1,946 for the period.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Spartan Short-Intermediate Government Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Fixed-Income Trust: Spartan Short-Intermediate Government Fund, including the schedule of portfolio investments, as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Fixed-Income Trust: Spartan Short-Intermediate Government Fund as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. /s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
June 5, 1998
DISTRIBUTIONS


A total of 33.22% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.

BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree
Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research
  Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Curtis Hollingsworth, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Securities
Intermediate Bond
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity Government
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Target Timeline(trademark)1999, 2001 & 2003
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress SM  (automated graphic) 1-800-544-5555
(automated graphic) AUTOMATED LINE FOR QUICKEST SERVICE

SSG-ANN-0698   55594
703564

(Fidelity Logo Grphic)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


SPARTAN(REGISTERED TRADEMARK)
 SHORT-INTERMEDIATE
GOVERNMENT
FUND
(2_FIDELITY_LOGOS)

SEMIANNUAL REPORT
OCTOBER 31, 1998
CONTENTS


PRESIDENT'S MESSAGE   3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE           4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK             7    THE MANAGER'S REVIEW OF FUND
                           PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES    10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                           INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS           11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                           WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS  14   STATEMENTS OF ASSETS AND LIABILITIES,
                           OPERATIONS, AND CHANGES IN NET ASSETS,
                           AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 18   NOTES TO THE FINANCIAL STATEMENTS.




To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)
DEAR SHAREHOLDER:
What a difference one month can make. The stock and bond markets did an about-face in October, as renewed optimism in many emerging markets and more encouraging corporate earnings forecasts in the U.S. replaced the concerns that had shaped the financial markets in recent months. Equity markets worldwide bounced back strongly, while the major U.S. bond indexes were off slightly as the flight to safety eased.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1998         PAST 6  PAST 1  PAST 5  LIFE OF
                                       MONTHS  YEAR    YEARS   FUND

SPARTAN SHORT-INTERMEDIATE GOVERNMENT  4.59%   7.40%   32.64%  40.15%

LB 1-5 YEAR US GOVERNMENT BOND         5.45%   8.54%   34.92%  N/A

SHORT-INTERMEDIATE US GOVERNMENT       4.45%   7.17%   29.45%  N/A
FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months , one year, five years or since the fund started on December 18, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-5 Year U.S. Government Bond Index - a market value weighted index of U.S. Treasury and U.S. government agency securities with fixed-rate coupons and weighted average lives between one and five years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate US government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 102 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1998         PAST 1  PAST 5  LIFE OF
                                       YEAR    YEARS   FUND

SPARTAN SHORT-INTERMEDIATE GOVERNMENT  7.40%   5.81%   5.92%

LB 1-5 YEAR US GOVERNMENT BOND         8.54%   6.17%   N/A

SHORT-INTERMEDIATE US GOVERNMENT       7.17%   5.27%   N/A
 FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND

             Spartan Sht-Int Govt.       LB 1-5 Year U.S. Govt
             00474                       LB069
  1992/12/31      10000.00                    10000.00
  1993/01/31      10120.93                    10156.20
  1993/02/28      10208.15                    10275.02
  1993/03/31      10247.68                    10310.78
  1993/04/30      10301.41                    10388.17
  1993/05/31      10297.86                    10354.83
  1993/06/30      10377.82                    10464.76
  1993/07/31      10413.09                    10483.75
  1993/08/31      10480.38                    10607.82
  1993/09/30      10496.09                    10642.38
  1993/10/31      10523.26                    10668.24
  1993/11/30      10502.89                    10645.61
  1993/12/31      10568.05                    10687.84
  1994/01/31      10658.95                    10775.54
  1994/02/28      10563.57                    10668.24
  1994/03/31      10376.92                    10563.98
  1994/04/30      10330.94                    10502.95
  1994/05/31      10338.65                    10514.06
  1994/06/30      10346.79                    10530.03
  1994/07/31      10479.56                    10645.61
  1994/08/31      10503.93                    10678.75
  1994/09/30      10454.19                    10621.77
  1994/10/31      10473.12                    10635.10
  1994/11/30      10457.15                    10581.96
  1994/12/31      10513.02                    10605.20
  1995/01/31      10660.02                    10766.25
  1995/02/28      10847.55                    10948.51
  1995/03/31      10902.60                    11009.34
  1995/04/30      11012.59                    11122.49
  1995/05/31      11255.21                    11377.10
  1995/06/30      11321.07                    11443.38
  1995/07/31      11342.01                    11469.85
  1995/08/31      11422.19                    11549.06
  1995/09/30      11476.32                    11613.72
  1995/10/31      11579.72                    11725.06
  1995/11/30      11695.99                    11846.71
  1995/12/31      11804.75                    11947.95
  1996/01/31      11901.25                    12055.04
  1996/02/29      11832.42                    11973.61
  1996/03/31      11792.48                    11937.64
  1996/04/30      11775.13                    11927.94
  1996/05/31      11772.59                    11936.02
  1996/06/30      11866.88                    12039.28
  1996/07/31      11912.70                    12082.53
  1996/08/31      11941.78                    12113.04
  1996/09/30      12060.96                    12244.58
  1996/10/31      12221.23                    12412.50
  1996/11/30      12341.39                    12528.29
  1996/12/31      12308.65                    12497.58
  1997/01/31      12353.54                    12554.15
  1997/02/28      12377.65                    12578.00
  1997/03/31      12339.83                    12540.21
  1997/04/30      12431.55                    12660.85
  1997/05/31      12510.32                    12752.18
  1997/06/30      12613.42                    12850.59
  1997/07/31      12788.01                    13035.48
  1997/08/31      12784.01                    13020.53
  1997/09/30      12889.11                    13138.94
  1997/10/31      12996.31                    13261.80
  1997/11/30      13029.98                    13287.87
  1997/12/31      13122.32                    13386.68
  1998/01/31      13255.15                    13540.25
  1998/02/28      13268.92                    13537.83
  1998/03/31      13301.39                    13584.10
  1998/04/30      13345.81                    13649.37
  1998/05/31      13425.12                    13731.01
  1998/06/30      13477.79                    13809.00
  1998/07/31      13532.67                    13868.41
  1998/08/31      13701.96                    14081.19
  1998/09/30      13916.60                    14394.21
  1998/10/30      13958.46                    14337.21
IMATRL PRASUN   SHR__CHT 19981031 19981106 142200 R00000000000073

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Short-Intermediate Government Fund on December 31, 1992, shortly after the fund started. As the chart shows, by October 31, 1998, the value of the investment would have grown to $13,958 - a 39.58% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-5 Year U.S. Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $14,394 - a 43.94% increase.

(checkmark)UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.

TOTAL RETURN COMPONENTS

                  SIX MONTHS   YEARS ENDED APRIL 30,
                  ENDED
                  OCTOBER 31,

                  1998         1998                    1997    1996    1995    1994

DIVIDEND RETURNS  3.10%        6.06%                   6.95%   7.34%   7.13%   6.15%

CAPITAL RETURNS   1.49%        1.29%                   -1.38%  -0.42%  -0.53%  -5.86%

TOTAL RETURNS     4.59%        7.35%                   5.57%   6.92%   6.60%   0.29%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1998  PAST 1       PAST 6        PAST 1
                                MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE             4.87(CENTS)  28.50(CENTS)  54.52(CENTS)

ANNUALIZED DIVIDEND RATE        6.01%        6.00%         5.79%

30-DAY ANNUALIZED YIELD         4.85%        -             -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.54 over the past one month, $9.43 over the past six months and $9.42 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

FUND TALK: THE MANAGER'S OVERVIEW


MARKET RECAP
Volatility in overseas markets,
combined with two interest-rate cuts
by the Federal Reserve Board,
provided the backdrop for solid
gains in the bond market during the
six months that ended October 31,
1998.  The Lehman Brothers
Aggregate Bond Index - a broad
measure of the U.S. taxable
investment-grade bond market -
returned 5.55% during the period.
Global market volatility, low interest
rates and a sharp decline in stock
prices sent U.S. Treasury yields -
which move in the opposite direction
of bond prices - to their lowest
levels in 30 years.  Investors' fears
resulted in an extreme flight to
quality that helped Treasuries
outperform all other sectors of the
bond market.  Despite signs of
strength in the U.S. economy and the
lack of inflationary pressures,
corporate and mortgage-bond
investors did not fare as well.  During
the six-month period, the Lehman
Brothers Corporate Bond Index
returned 4.00%, while the Lehman
Brothers Mortgage Backed Securities
Index returned 3.68%.  Late in the
period, the Group of Seven leading
industrial nations eased global
market concerns with
announcements that the International
Monetary Fund would establish a
precautionary line of credit to help
certain countries avert financial
crises.  In response, equity markets
rallied and a reduced demand for
safety caused the bond market to
stumble.  Despite weakness during
October, the yield on the benchmark
30-year Treasury closed at 5.15%.


(Photograph of Curt Hollingsworth)
An interview with Curt Hollingsworth, Portfolio Manager of Spartan Short-Intermediate Government Fund
Q. HOW DID THE FUND PERFORM, CURT?
A. For the six-month period that ended October 31, 1998, the fund provided a total return of 4.59%. To get a sense of how the fund did relative to its competitors, the short-intermediate U.S. government funds average returned 4.45% for the same six-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers 1-5 Year U.S. Government Bond Index - which tracks the types of securities in which the fund invests - returned 5.45% for the same period. For the 12-month period that ended October 31, 1998, the fund had a total return of 7.40%. For that same one-year period, the short-intermediate U.S. government funds average returned 7.17% and the Lehman Brothers 1-5 Year U.S. Government Bond Index returned 8.54%
Q. THE FUND BEAT ITS PEERS DURING THE PAST SIX MONTHS, BUT WHY DID IT LAG THE LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT BOND INDEX?
A. The fund lagged its benchmark because of the way its holdings were invested among various types of government securities. During the past six months, the fund had fewer of the market's best-performing Treasuries and more of the market's poorer-performing agency securities than the index. In addition, the fund held some mortgage securities - which also lagged Treasuries - while the index did not. Although their higher yields helped agency and mortgage securities outpace Treasuries early on in the period, a global flight to quality hurt them more recently.
Q. WHY DIDN'T AGENCY SECURITIES - WHICH ALSO CARRY THE BACKING OF THE U.S. GOVERNMENT - AND MORTGAGE SECURITIES ENJOY THE SAME BENEFITS FROM THE FLIGHT TO SAFETY THAT BOOSTED TREASURIES?
A. Treasuries are backed directly by the full faith and credit of the U.S. government while agency securities carry the implicit, or indirect, backing of the U.S. government. Even though this appears to be only a minor distinction, agency securities are not perceived to be as safe as Treasuries. That helps explain why, in times of uncertainty, Treasuries - not agency securities - tend to be the safe haven of choice for many investors. Mortgage securities suffered along with agency securities, but for much different reasons. A rapid rise in the number of homeowners who refinanced their mortgages to take advantage of falling interest rates set off a very large wave of mortgage prepayments. As homeowners' loans were prepaid, mortgage securities made up of those loans were retired before their maturity. Many investors sold or avoided mortgage securities because they felt that falling interest rates would precipitate even more prepayments and, in turn, potentially force them to invest proceeds from any prepaid mortgages at lower, prevailing interest rates.
Q. HOW DID YOU RESPOND TO THESE CHANGING MARKET CONDITIONS?
A. Initially, I added more agency securities when several of the fund's mortgage securities were prepaid. At that time I felt that agencies offered more attractive value. That's because the spread - or difference in yield - between Treasury and agency securities widened to nearly 0.50%, a historically wide margin and an indication that investors were demanding more compensation for accepting the slightly higher risk of buying agency securities versus Treasuries. Because I believed that the spread would narrow back in to a more historical norm, and agencies would outpace Treasuries as a result, I added to the fund's agency holdings. Later, however, I began adding back mortgage securities, which I felt had gotten very inexpensive. That said, the fund continued to have a fairly large stake in agency securities relative to the Lehman Brothers 1-5 Year U.S. Government Bond Index at the end of the period.
Q. WHICH AGENCY SECURITIES DID THE FUND EMPHASIZE?
A. I continued to favor non-callable securities - those that can't be redeemed by their issuers before maturity. Some agency securities can be "called" - or redeemed - by their issuers as a way to reduce their debt costs. Because they can't be redeemed prior to maturity, non-callable securities tend to perform better than their callable counterparts when interest rates fall, and generally keep pace with callable bonds when interest rates rise.
Q. WHAT'S YOUR OUTLOOK?
A. As always, interest rates will be the primary determinant of the government bond market. In light of a slowing global economy, it appears that the Federal Reserve Board is poised to lower interest rates further, which would bode well for bonds. But no matter what the direction of interest rates, I'll continue to manage the fund with approximately the same interest-rate sensitivity as the short-intermediate part of the government market. In addition, I'm likely to continue to place a relatively large weighting on agency securities, because I think they offer better total return potential than mortgage securities or Treasuries.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(checkmark)FUND FACTS
GOAL: HIGH CURRENT INCOME
WITH PRESERVATION OF CAPITAL
FUND NUMBER: 474
TRADING SYMBOL: SPSIX
START DATE: DECEMBER 18, 1992
SIZE: AS OF OCTOBER 31, 1998,
MORE THAN $76 MILLION
MANAGER: CURT HOLLINGSWORTH,
SINCE 1992; MANAGER, VARIOUS
FIDELITY AND SPARTAN
GOVERNMENT AND MORTGAGE
FUNDS; JOINED FIDELITY IN 1983

NOTE TO SHAREHOLDERS: EFFECTIVE
DECEMBER 7, 1998, AFTER THE PERIOD
ENDED, ANDREW DUDLEY WILL BECOME
PORTFOLIO MANAGER OF SPARTAN
SHORT-INTERMEDIATE GOVERNMENT
FUND. MR. DUDLEY MANAGES VARIOUS
FIDELITY AND SPARTAN TAXABLE BOND
FUNDS AND JOINED FIDELITY IN 1996.
ADDITIONAL NOTES TO
SHAREHOLDERS: EFFECTIVE THE
CLOSE OF BUSINESS ON JUNE 26, 1998,
SPARTAN SHORT-INTERMEDIATE
GOVERNMENT FUND SHARES ARE NO
LONGER AVAILABLE TO NEW ACCOUNTS.
SHAREHOLDERS OF THE FUND ON THAT
DATE MAY CONTINUE TO PURCHASE
SHARES IN ACCOUNTS EXISTING ON THAT
DATE. FURTHER, ON OCTOBER 15, 1998,
THE BOARD OF TRUSTEES OF SPARTAN
SHORT-INTERMEDIATE GOVERNMENT
FUND VOTED TO PRESENT A PROPOSAL TO
SHAREHOLDERS TO MERGE SPARTAN
SHORT-INTERMEDIATE GOVERNMENT
FUND INTO FIDELITY INTERMEDIATE
GOVERNMENT INCOME FUND. A
SHAREHOLDER MEETING IS SCHEDULED TO
BE HELD ON APRIL 14, 1999. ON OR
ABOUT FEBRUARY 16, 1999,
SHAREHOLDERS WILL BE SENT PROXY
MATERIALS ASKING THEM TO VOTE ON
THIS AND ANY OTHER PROPOSALS.

INVESTMENT CHANGES



COUPON DISTRIBUTION AS OF OCTOBER 31, 1998

                                            % OF FUND'S   % OF FUND'S INVESTMENTS
                                            INVESTMENTS   6 MONTHS AGO

ZERO COUPON BONDS                            0.0           13.6

 5 - 5.99%                                   23.4          30.8

 6 - 6.99%                                   19.6          18.0

 7 - 7.99%                                   10.7          8.9

 8 - 8.99%                                   12.8          1.8

 9 - 9.99%                                   14.4          9.9

10 - 10.99%                                  4.4           5.8

11% AND OVER                                 5.0           6.6


COUPON DISTRIBUTION SHOWS THE RANGE OF STATED RATES ON THE FUND'S
INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.

AVERAGE YEARS TO MATURITY AS OF OCTOBER 31,
1998

                                                     6 MONTHS AGO

YEARS                                          3.0   3.2

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF OCTOBER 31, 1998

                                        6 MONTHS AGO

YEARS                             2.3   2.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF OCTOBER 31, 1998
ROW: 1, COL: 1, VALUE: 16.5
ROW: 1, COL: 2, VALUE: 7.9
ROW: 1, COL: 3, VALUE: 65.90000000000001
ROW: 1, COL: 4, VALUE: 9.699999999999999
ROW: 1, COL: 5, VALUE: 0.0
ROW: 1, COL: 6, VALUE: 0.0
MORTGAGE-BACKED
SECURITIES 16.5%
U.S. TREASURY
OBLIGATIONS 7.9%
U.S. GOVERNMENT
AGENCY OBLIGATIONS 65.9%
SHORT-TERM
INVESTMENTS 9.7%

AS OF APRIL 30, 1998
ROW: 1, COL: 1, VALUE: 17.7
ROW: 1, COL: 2, VALUE: 26.6
ROW: 1, COL: 3, VALUE: 51.1
ROW: 1, COL: 4, VALUE: 4.6
ROW: 1, COL: 5, VALUE: 0.0
MORTGAGE-BACKED
SECURITIES 17.7%
U.S. TREASURY
OBLIGATIONS 26.6%
U.S. GOVERNMENT
AGENCY OBLIGATIONS 51.1%
SHORT-TERM
INVESTMENTS 4.6%


INVESTMENTS OCTOBER 31, 1998 (UNAUDITED)
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES

U.S. GOVERNMENT
AND GOVERNMENT
AGENCY OBLIGATIONS
- 73.8%

                                PRINCIPAL    VALUE (NOTE 1)
                                AMOUNT

U.S. GOVERNMENT
AGENCY OBLIGATIONS -
65.9%

Fannie Mae:

5.75% 4/15/03                   $ 1,800,000  $ 1,875,303

6.69% 8/7/01                     1,700,000    1,782,603

6.74% 5/13/04                    230,000      247,400

8.25% 12/18/00                   6,160,000    6,589,289

Farm Credit Systems              4,200,000    5,002,578
Financial Assistance Corp.
9.375% 7/21/03

Federal Home Loan Bank:

5.35% 2/7/01                     3,375,000    3,416,141

5.595% 3/27/01                   3,000,000    3,055,770

Government Trust
Certificates (assets of Trust
guaranteed by U.S.
Government through
Defense Security
Assistance Agency):

Class 1-C, 9.25%                 4,965,422    5,292,842
11/15/01

Class 2-E, 9.4% 5/15/02          707,163      750,370

Guaranteed Export Trust
Certificates (assets of Trust
guaranteed by U.S.
Government through
Export-
Import Bank):

Series 1994-A, 7.12%             1,316,586    1,422,440
4/15/06

Series 1994-F, 8.187%            1,172,885    1,265,085
12/15/04

Series 1995-A, 6.28%             1,249,412    1,291,979
6/15/04

Guaranteed Trade Trust           1,208,333    1,241,200
Certificates (assets of Trust
guaranteed by U.S.
Government through
Export-
Import Bank) Series
1997-A, 6.104%
7/15/03

Overseas Private Investment      772,800      803,496
Corp. U.S. Government
guaranteed participation
certificate Series
1994-195, 6.08%
8/15/04 (callable)

Private Export Funding
Corp.:

secured 5.8% 2/1/04              600,000      614,790

5.82% 6/15/03 (a)                1,900,000    1,959,375

State of Israel (guaranteed
by U.S. Government
through Agency for
International
Development):

5.25% 9/15/00                    1,500,000    1,512,660

5.625% 9/15/03                   3,314,000    3,430,189

6.625% 8/15/03                   4,300,000    4,630,025

7.75% 11/15/99                   800,000      823,000

U.S. GOVERNMENT
AND GOVERNMENT
AGENCY OBLIGATIONS
- CONTINUED

                                PRINCIPAL    VALUE (NOTE 1)
                                AMOUNT

U.S. GOVERNMENT
AGENCY OBLIGATIONS -
CONTINUED

U.S. Department of Housing
and Urban Development
government guaranteed
participation certificates
Series 1996-A:

6.44% 8/1/99                    $ 5,500,000  $ 5,556,760

6.59% 8/1/00                     140,000      143,702

                                              52,706,997

U.S. TREASURY
OBLIGATIONS - 7.9%

U.S. Treasury Notes 7.875%       5,800,000    6,329,250
8/15/01

TOTAL U.S.                                    59,036,2
GOVERNMENT AND                               47
GOVERNMENT
AGENCY
OBLIGATIONS
(Cost $58,122,747)

U.S. GOVERNMENT
AGENCY - MORTGAGE
SECURITIES - 16.5%



FANNIE MAE - 0.1%

11.5% 8/1/14               67,361      74,972

FREDDIE MAC - 6.6%

5.5% 1/1/03 to 5/1/03      2,883,183   2,877,560

8.5% 7/1/28                2,300,000   2,393,438

                                       5,270,998

GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION -
9.8%

9.5% 9/15/17 to 8/15/20    408,046     440,317

10% 2/15/10 to 7/15/20     1,565,327   1,686,001

10.5% 9/15/15 to           1,616,526   1,761,868
2/15/25

10.75% 3/15/10             58,745      63,948

11% 1/15/10 to 1/20/21     1,163,045   1,279,780

11.5% 3/15/10 to           2,129,188   2,367,569
8/15/19

12% 3/20/14 to 2/15/16     167,200     187,721

13% 9/15/14                34,104      38,995

                                       7,826,199

TOTAL U.S.                             13,172,1
GOVERNMENT                            69
AGENCY -
MORTGAGE
SECURITIES
(Cost $13,177,510)

CASH EQUIVALENTS -
9.7%

                             MATURITY     VALUE
                             AMOUNT       (NOTE 1)

Investments in repurchase    $ 7,755,645  $ 7,752,000
agreements (U.S.
Government obligations),
in a joint trading account
at 5.64%, dated
10/30/98 due 11/2/98

TOTAL INVESTMENT IN                       $ 79,960,41
SECURITIES - 100%                         6
(Cost $79,052,257)

LEGEND
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,959,375 or 2.6% of net assets.
INCOME TAX INFORMATION
At October 31, 1998, the aggregate cost of investment securities for income tax purposes was $79,052,257. Net unrealized appreciation aggregated $908,159, of which $1,129,614 related to appreciated investment securities and $221,455 related to depreciated investment securities.
At April 30, 1998, the fund had a capital loss carryforward of approximately $4,460,000 of which $168,000, $2,327,000, $582,000,
$681,000 and $702,000 will expire on April 30, 2002, 2003, 2004, 2005 and 2006, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       OCTOBER 31, 1998
                                      (UNAUDITED)

ASSETS

INVESTMENT IN                         $ 79,960,416
SECURITIES, AT
VALUE
(INCLUDING
REPURCHASE
AGREEMENTS OF
$7,752,000)
(COST
$79,052,257)
-
SEE
ACCOMPANYING
SCHEDULE

RECEIVABLE FOR                         5,280,295
INVESTMENTS
SOLD

RECEIVABLE FOR                         2,459
FUND SHARES
SOLD

INTEREST                               1,166,651
RECEIVABLE

 TOTAL ASSETS                          86,409,821

LIABILITIES

PAYABLE TO               $ 1,483,006
CUSTODIAN BANK

PAYABLE FOR               8,079,605
INVESTMENTS
PURCHASED

PAYABLE FOR FUND          69,449
SHARES
REDEEMED

DISTRIBUTIONS             62,108
PAYABLE

ACCRUED                   41,615
MANAGEMENT
FEE

OTHER PAYABLES            384
AND ACCRUED
EXPENSES

 TOTAL LIABILITIES                     9,736,167

NET ASSETS                            $ 76,673,654

NET ASSETS
CONSIST OF:

PAID IN CAPITAL                       $ 79,367,240

UNDISTRIBUTED NET                      280,814
INVESTMENT
INCOME

ACCUMULATED                            (3,882,559)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS

NET UNREALIZED                         908,159
APPRECIATION
(DEPRECIATION)
ON INVESTMENTS

NET ASSETS, FOR                       $ 76,673,654
8,045,773
SHARES
OUTSTANDING

NET ASSET VALUE,                       $9.53
OFFERING PRICE
AND
REDEMPTION
PRICE PER SHARE
($76,673,654
(DIVIDED BY) 8,045,773
SHARES)

STATEMENT OF OPERATIONS
                                  SIX MONTHS ENDED
                                 OCTOBER 31, 1998
                                 (UNAUDITED)

INVESTMENT                       $ 2,664,229
INCOME
INTEREST (INCLUDING
INCOME ON
SECURITIES
LOANED OF
$455)

EXPENSES

MANAGEMENT FEE        $ 247,378

NON-INTERESTED         143
TRUSTEES'
COMPENSATION

 TOTAL EXPENSES        247,521
BEFORE
REDUCTIONS

 EXPENSE               (406)      247,115
REDUCTIONS

NET INVESTMENT                    2,417,114
INCOME

REALIZED AND                      578,106
UNREALIZED GAIN
(LOSS)
NET REALIZED
GAIN (LOSS) ON
INVESTMENT
SECURITIES

CHANGE IN NET                     441,501
UNREALIZED
APPRECIATION
(DEPRECIATION)
ON INVESTMENT
SECURITIES

NET GAIN (LOSS)                   1,019,607

NET INCREASE                     $ 3,436,721
(DECREASE) IN
NET ASSETS
RESULTING
FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                   SIX MONTHS ENDED   YEAR ENDED
                   OCTOBER 31, 1998   APRIL 30,
                   (UNAUDITED)        1998

INCREASE
(DECREASE) IN
NET ASSETS

OPERATIONS         $ 2,417,114        $ 4,539,289
NET INVESTMENT
INCOME

 NET REALIZED       578,106            (400,542)
GAIN (LOSS)

 CHANGE IN NET      441,501            930,896
UNREALIZED
APPRECIATION
(DEPRECIATION)

 NET INCREASE       3,436,721          5,069,643
(DECREASE) IN
NET ASSETS
RESULTING
FROM
OPERATIONS

DISTRIBUTIONS TO    (2,301,220)        (4,234,397)
SHAREHOLDERS
FROM NET
INVESTMENT
INCOME

SHARE               12,527,345         44,531,545
TRANSACTIONS
NET PROCEEDS
FROM SALES OF
SHARES

 REINVESTMENT       1,972,785          3,711,179
OF DISTRIBUTIONS

 COST OF SHARES     (14,463,084)       (42,525,402)
REDEEMED

 NET INCREASE       37,046             5,717,322
(DECREASE) IN
NET ASSETS
RESULTING
FROM SHARE
TRANSACTIONS

  TOTAL             1,172,547          6,552,568
INCREASE
(DECREASE) IN
NET ASSETS

NET ASSETS

 BEGINNING OF       75,501,107         68,948,539
PERIOD

 END OF PERIOD     $ 76,673,654       $ 75,501,107
(INCLUDING
UNDISTRIBUTED
NET
INVESTMENT
INCOME OF
$280,814
AND
$164,920,
RESPECTIVELY)

OTHER
INFORMATION
SHARES

 SOLD               1,329,570          4,745,167

 ISSUED IN          208,807            395,744
REINVESTMENT OF
DISTRIBUTIONS

 REDEEMED           (1,535,054)        (4,534,660)

 NET INCREASE       3,323              606,251
(DECREASE)

FINANCIAL HIGHLIGHTS

                     SIX MONTHS    YEARS
                     ENDED         ENDED
                     OCTOBER 31,   APRIL
                     1998          30,

                     (UNAUDITED)   1998      1997      1996      1995      1994

SELECTED
PER-SHARE
DATA

NET ASSET VALUE,     $ 9.390       $ 9.270   $ 9.400   $ 9.440   $ 9.490   $ 10.090
BEGINNING OF
PERIOD

INCOME FROM           .299 C        .584C     .658C     .688      .665      .616
INVESTMENT
OPERATIONS
NET INVESTMENT
INCOME

 NET REALIZED         .126          .082      (.149)    (.045)    (.065)    (.579)
AND
 UNREALIZED
GAIN (LOSS)

 TOTAL FROM           .425          .666      .509      .643      .600      .037
INVESTMENT
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET             (.285)        (.546)    (.639)    (.683)    (.650)    (.617)
INVESTMENT
 INCOME

 IN EXCESS OF NET     -             -         -         -         -         (.010)

 INVESTMENT
INCOME

 IN EXCESS OF NET     -             -         -         -         -         (.010)

 REALIZED
GAIN

 TOTAL                (.285)        (.546)    (.639)    (.683)    (.650)    (.637)
DISTRIBUTIONS

NET ASSET VALUE,     $ 9.530       $ 9.390   $ 9.270   $ 9.400   $ 9.440   $ 9.490
END OF PERIOD

TOTAL RETURN B        4.59%         7.35%     5.57%     6.92%     6.60%     .29%

RATIOS AND
SUPPLEMENTAL
DATA

NET ASSETS, END      $ 76,674      $ 75,501  $ 68,949  $ 78,278  $ 93,888  $ 53,726
OF PERIOD (000
OMITTED)

RATIO OF EXPENSES     .65% A        .65%      .65%      .45%D     .10%D     .10%D
TO AVERAGE NET
ASSETS

RATIO OF NET          6.30% A       6.23%     7.04%     7.16%     7.35%     7.33%
INVESTMENT
INCOME TO
AVERAGE NET
ASSETS

PORTFOLIO TURNOVER    362% A        166%      104%      161%      282%      271%
RATE


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Short-Intermediate Government Fund (the fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $129,130,614 and $127,980,804, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .65% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $195 for the period. Effective June 26, 1998, these transaction fees were eliminated.
5. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as
5. SECURITY LENDING -
CONTINUED
 collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, there were no loans outstanding.
6. EXPENSE REDUCTIONS.
FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $406 under these arrangements.
7. PROPOSED REORGANIZATION.
The Board of Trustees of the fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Fidelity Intermediate Government Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets of the fund to Fidelity Intermediate Government Income Fund in exchange solely for the number of shares of Fidelity Intermediate Government Income Fund having the same aggregate net asset value as the outstanding shares of the fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by Fidelity Intermediate Government
Income Fund of all of the liabilities of the fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the fund. A Special Meeting of Shareholders ("Meeting") of the fund will be held on April 14, 1999 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the fund in February 1999. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about April 22, 1999.
Effective June 26, 1998, the fund's shares are no longer available for purchase or exchange to new accounts of the fund pending the proposed Reorganization. However, existing shareholders of the fund can continue to purchase shares of the fund.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research
  Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Curtis Hollingsworth, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan Investment Grade Bond
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Target Timeline SM 1999, 2001 & 2003
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress(registered trademark)(automated graphic)
1-800-544-5555
(automated graphic) AUTOMATED LINE FOR QUICKEST SERVICE

SSG-SANN-1298   66948
1.538510.101

(Fidelity Logo graphic)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


SUPPLEMENT TO
THE FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND
NOVEMBER 24, 1998 PROSPECTUS
The following information replaces similar information found under "FMR and Its Affiliates" in the "Charter"section on page 9.
Andrew Dudley is Vice President and manager of Short-Intermediate Government, which he has managed since December 1998. He also manages other Fidelity funds. Prior to joining Fidelity in 1996, Mr. Dudley was a portfolio manager for Putnam Investments from 1991 to 1996.

FSG-98-03
1.480659.101        December 7, 1998


Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated November 24, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity(registered trademark) at 1-800-544-8888.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
   FSG    -pro-   1198
1.537651.101

FIDELITY
SHORT-INTERMEDIATE
GOVERNMENT
FUND
(fund number 464, trading symbol FLMGX)

The fund invests in U.S. Government securities. The fund seeks high current income with preservation of capital.

PROSPECTUS
NOVEMBER 24, 1998
(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


KEY FACTS           2   THE FUND AT A GLANCE

                    2   WHO MAY WANT TO INVEST

                    4   EXPENSES The fund's yearly operating
                        expenses.

                    5   FINANCIAL HIGHLIGHTS A summary of the
                        fund's financial data.

                    7   PERFORMANCE How the fund has done
                        over time.

THE FUND IN DETAIL  9   CHARTER How the fund is organized.

                    9   INVESTMENT PRINCIPLES AND RISKS The
                        fund's overall approach to investing.

                    11  BREAKDOWN OF EXPENSES How
                        operating costs are calculated and what
                        they include.

YOUR ACCOUNT        12  DOING BUSINESS WITH FIDELITY

                    12  TYPES OF ACCOUNTS Different ways to
                        set up your account, including
                        tax-advantaged retirement plans.

                    13  HOW TO BUY SHARES Opening an
                        account and making additional
                        investments.

                    15  HOW TO SELL SHARES Taking money out
                        and closing your account.

                    17  INVESTOR SERVICES Services to help you
                        manage your account.

SHAREHOLDER AND     18  DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES        AND TAXES

                    20  TRANSACTION DETAILS Share price
                        calculations and the timing of purchases and redemptions.

                    21  EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUND AT A GLANCE
GOAL: High current income with preservation of capital. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Normally invests in U.S. Government securities and instruments related to U.S. Government securities while maintaining an average maturity of two to five years. FMR uses the Lehman Brothers 1-5 Year U.S. Government Bond Index as a guide in structuring the fund and selecting its investments.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments(registered trademark), which was established in 1946 and is now America's largest mutual fund manager.
Beginning January 1, 1999, Fidelity Investments Money Management, Inc.
(FIMM), a subsidiary of FMR, will choose investments for the fund.
SIZE: As of September 30, 1998, the fund had over $133 million in assets.
WHO MAY WANT TO INVEST
PROPOSED REORGANIZATION. The Board of Trustees of Fidelity Short-Intermediate Government Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Short-Intermediate Government Fund and Fidelity Intermediate Government Income Fund (formerly Spartan Limited Maturity Government
Fund), a Fund of Fidelity Income Fund.
The Agreement provides for the transfer of all of the assets and assumption of all of the liabilities of Fidelity Short-Intermediate Government Fund solely in exchange for the number of shares of Fidelity Intermediate Government Income Fund equal in value to the relative net asset value of the outstanding shares of Fidelity Short-Intermediate Government Fund. Following such exchange, Fidelity Short-Intermediate Government Fund will distribute to Fidelity Intermediate Government Income Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization"). The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of Fidelity Short-Intermediate Government Fund will be held on April 14, 1999, and approval of the Agreement will be voted on at that time. In connection with the Meeting Fidelity Short-Intermediate Government Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Intermediate Government Income Fund.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about April 29, 1999. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved as soon as practicable thereafter.
In the event Fidelity Short-Intermediate Government Fund shareholders fail to approve the Agreement, Fidelity Short-Intermediate Government Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Fidelity Short-Intermediate Government Fund.
Effective the close of business on June 26, 1998, the fund's shares will no longer be available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on June 26, 1998, generally will not be allowed to purchase shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by June 26, 1998, and 2) for accounts managed on a discretionary basis that have discretionary assets of at least $1 billion invested in mutual funds and have included the fund in their discretionary account program since June 26, 1998. These restrictions will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.
The fund may be appropriate for investors who seek high current income from a portfolio of U.S. Government securities. The fund's level of risk and potential reward depend on the quality and maturity of its investments.
The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.

(checkmark)THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. SHORT-INTERMEDIATE
GOVERNMENT IS IN THE INCOME
CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.

EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.

Sales charge on purchases     None
and reinvested distributions

Deferred sales charge on      None
redemptions

Annual account                $12.00
maintenance fee
(for accounts under
$2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ). The following figures are based on historical expenses of the fund and are calculated as a percentage of average net assets of the fund.

Management fee          0.44%

12b-1 fee              None

Other Expenses          0.34%

Total fund operating    0.78%
expenses

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

1 year    $ 8

3 years   $ 25

5 years   $ 43

10 years  $ 97

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.

(checkmark)UNDERSTANDING
EXPENSES
OPERATING A MUTUAL FUND
INVOLVES A VARIETY OF EXPENSES
FOR PORTFOLIO MANAGEMENT,
SHAREHOLDER STATEMENTS, TAX
REPORTING, AND OTHER SERVICES.
THESE EXPENSES ARE PAID FROM
THE FUND'S ASSETS, AND THEIR
EFFECT IS ALREADY FACTORED INTO
ANY QUOTED SHARE PRICE OR
RETURN. ALSO, AS AN INVESTOR, YOU
MAY PAY CERTAIN EXPENSES
DIRECTLY.

FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by PricewaterhouseCoopers LLP, independent accountants. The fund's financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.

SELECTED PER-SHARE DATA

Years                          1998       1997       1996       1995       1994       1993       1992       1991D
ended
September
30

Net asset                      $ 9.370    $ 9.320    $ 9.490    $ 9.290    $ 9.960    $ 10.140   $ 10.010   $ 10.000
value,
beginning of
period

Income                         .591F      .603F      .599       .648       .533       .722       .694       .027
from
Investment
Operations
 Net
investment
income

Net                            .119       .022       (.167)     .174       (.648)     (.209)     .096       .010
realized and
 unrealized
gain (loss)

 Total                         .710       .625       .432       .822       (.115)     .513       .790       .037
from
investment
operations

Less                           (.560)     (.575)     (.602)     (.622)     (.555)     (.623)     (.650)     (.027)
Distributions
 From net
investment
income

 From                          --         --         --         --         --         (.070)     (.010)     --
net realized
gain

 Total                         (.560)     (.575)     (.602)     (.622)     (.555)     (.693)     (.660)     (.027)
distributions

Net asset                      $ 9.520    $ 9.370    $ 9.320    $ 9.490    $ 9.290    $ 9.960    $ 10.140   $ 10.010
value, end of
period

Total                          7.82%      6.90%      4.67%      9.15%      (1.18)%    5.26%      8.13%      .37%
returnB,C

RATIOS AND SUPPLEMENTAL DATA

Net                            $ 133,109  $ 120,138  $ 123,044  $ 140,471  $ 132,466  $ 168,292  $ 172,863  $ 1,339
assets, end
of period
(000
omitted)

Ratio of                       .78%       .81%       .79%       .82%       .95%       .61%,E     .28%,E     .65%A,E
expenses to
average net
assets

Ratio of                       6.29%      6.45%      6.54%      6.67%      6.80%      7.19%      7.91%      5.67%A
net
investment
income to
average net
assets

Portfolio                      253%       126%       188%       266%       184%       348%       419%       --
turnover
rate


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FOR THE PERIOD SEPTEMBER 13, 1991 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1991.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from October 1 through September 30. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The chart on page presents calendar year performance.

AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods   Past 1   Past 5   Life of
ended            year     years    fund A
September
30, 1998

SHORT-INTERM      7.82%    5.41%    5.78%
EDIATE
GOVERNMENT

Lehman            9.12%    6.14%   n/a
Bros.1-5
Year U.S.
Govt. Bond
Index

Lipper            8.25%    5.31%   n/a
Sht.-Int. U.S.
Govt. Funds
Avg.

CUMULATIVE TOTAL RETURNS
Fiscal periods   Past 1   Past 5    Life of
ended            year     years     fund A
September
30, 1998

SHORT-INTERM      7.82%    30.12%    48.67%
EDIATE
GOVERNMENT

Lehman            9.12%    34.72%   n/a
Bros.1-5
Year U.S.
Govt. Bond
Index

Lipper            8.25%    29.67%    n/a
Sht.-Int. U.S.
Govt. Funds
Avg.

A FROM SEPTEMBER 13, 1991 (COMMENCEMENT OF OPERATIONS)

EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
(checkmark)UNDERSTANDING
PERFORMANCE
Because this fund invests in
fixed-income securities, its
performance is related to
changes in interest rates.
Funds that hold short-term
bonds are usually less
affected by changes in
interest rates than
long-term bond funds. For
that reason, long-term
bond funds typically offer
higher yields and carry
more risk than short-term
bond funds.

LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT BOND INDEX is a market capitalization-weighted index of government and fixed-rate debt issues with maturities between one and five years.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.

YEAR-BY-YEAR TOTAL RETURNS
Calendar years                   1992  1993  1994   1995   1996  1997
SHORT-INTERMEDIATE GOVERNMENT    4.71% 5.28% -1.38% 11.86% 4.06% 6.61%
Lehman Bros. 1-5 Year U.S.
Govt. Bond Index                 6.71% 6.88% -0.77% 12.66% 4.60% 7.11%
Lipper Sht.-Int. U.S. Govt.
Funds Avg.                       5.96% 6.96% -2.26% 12.46% 3.52% 6.72%
Consumer Price Index             2.90% 2.75% 2.67%  2.54%  3.32% 1.70%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 4.71
Row: 6, Col: 1, Value: 5.28
Row: 7, Col: 1, Value: -1.38
Row: 8, Col: 1, Value: 11.86
Row: 9, Col: 1, Value: 4.06
Row: 10, Col: 1, Value: 6.609999999999999
(LARGE SOLID BOX) Short-Intermediate
Government

THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Short-Intermediate U.S. Government Funds Average. As of September 30, 1998, the average reflected the performance of 101 mutual funds with similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
SHORT-INTERMEDIATE GOVERNMENT IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.
Beginning January 1, 1999, FIMM, located in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for the fund.
Curtis Hollingsworth is Vice President and manager of Short-Intermediate Government Fund, which he has managed since September 1991. He also manages several other Fidelity funds. Mr. Hollingsworth joined Fidelity in 1983.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940
Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
 BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.
FIDELITY'S APPROACH TO BOND FUNDS. In managing bond funds, FMR selects a benchmark index that is representative of the universe of securities in which the fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.
FMR allocates assets among different market sectors (for example, U.S. Treasury or U.S. Government agency securities) and different maturities based on its view of the relative value of each sector or maturity.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which the fund may invest. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies. The fund seeks high current income, consistent with preservation of capital, by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions. The benchmark index for the fund is the Lehman Brothers 1-5 Year U.S. Government Bond Index, a market capitalization-weighted index of government and fixed-rate debt issues with maturities between one and five years. FMR manages the fund to have similar overall interest rate risk to the index. As of September 30, 1998 the dollar-weighted average maturity of the fund and the index was approximately 3.4 and
2.7 years, respectively. In addition, the fund normally maintains a dollar-weighted average maturity between two and five years.
In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.
The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities. FMR normally invests at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.
FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares of the fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. In addition, bond prices are also affected by the credit quality of the issuer.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
RESTRICTION: The fund does not currently intend to invest more than 40% of its assets in mortgage securities.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not invest more than 10% of its assets in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
OTHER INSTRUMENTS may include real estate related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. BORROWING. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
 LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR or its affiliates.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks as high a level of current income as is consistent with preservation of capital.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For September 1998, the group fee was 0.1353%. The individual fund fee rate is 0.30%.
Beginning January 1, 1999, FIMM will have primary responsibility for managing the fund's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services. The total management fee rate for the fiscal year ended September 30, 1998 was 0.44% of the funds average net assets.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.

(checkmark)UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in FMR's
total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will pay
a lower rate as FMR's assets
under management increase.

The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, handling securities loans, and calculating the fund's share price and dividends.
For the fiscal year ended September 1998, the fund paid transfer agency and pricing and bookkeeping fees equal to 0.27% of its average net assets.
The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.
The fund's portfolio turnover rate for the fiscal year ended September 1998 was 253%. This rate varies from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country and Fidelity's Web site.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 75 walk-in Investor Centers across the country.
If you would prefer to access information on-line, you can visit Fidelity's Web site at www.fidelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement benefits number, visit Fidelity's Web site at www.fidelity.com, or contact Fidelity directly, as appropriate.

(checkmark)FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual funds: over 223
(solid bullet) Assets in Fidelity mutual funds: over $572 billion
(solid bullet) Number of shareholder
accounts: over 38 million
(solid bullet) Number of investment
analysts and portfolio
managers: over 260

WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits. (solid bullet) ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
(solid bullet) 401(K) PLANS, and certain other 401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax (tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.
(solid bullet) KEOGH PLANS are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset value per share (NAV). The fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your investment is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for an application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or (small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT                         $2,500
For certain Fidelity retirement accountsA  $500
TO ADD TO AN ACCOUNT                       $250
Through regular investment plans B         $100
MINIMUM BALANCE                            $2,000
For certain Fidelity retirement accountsA  $500

A THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .

There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. Refer to the program materials for details. In addition, the fund reserves the right to waive or lower investment minimums in other circumstances.



                               TO OPEN AN                                    TO ADD TO AN
                               ACCOUNT                                       ACCOUNT

PHONE 1-800-544-7777
(PHONE_GRAPHIC)                (SMALL SOLID BULLET) EXCHANGE FROM            (SMALL SOLID BULLET) EXCHANGE FROM
                               ANOTHER FIDELITY FUND                         ANOTHER FIDELITY FUND
                               ACCOUNT WITH THE SAME                         ACCOUNT WITH THE
                               REGISTRATION, INCLUDING                       SAME REGISTRATION,
                               NAME, ADDRESS, AND                            INCLUDING NAME,
                               TAXPAYER ID NUMBER.                           ADDRESS, AND TAXPAYER
                                                                             ID NUMBER.
                                                                             (SMALL SOLID BULLET) USE FIDELITY MONEY
                                                                             LINE TO TRANSFER FROM
                                                                             YOUR BANK ACCOUNT.
                                                                             CALL BEFORE YOUR FIRST
                                                                             USE TO VERIFY THAT THIS
                                                                             SERVICE IS IN PLACE ON
                                                                             YOUR ACCOUNT.
                                                                             MAXIMUM MONEY
                                                                             LINE: UP TO
                                                                             $100,000.

THE INTERNET WWW.FIDELITY.COM
(COMPUTER GRAPHIC)             (SMALL SOLID BULLET) COMPLETE AND SIGN THE    (SMALL SOLID BULLET) EXCHANGE FROM
                               APPLICATION. MAKE YOUR                        ANOTHER FIDELITY FUND
                               CHECK PAYABLE TO THE                          ACCOUNT WITH THE
                               COMPLETE NAME OF THE                          SAME REGISTRATION,
                               FUND. MAIL TO THE                             INCLUDING NAME,
                               ADDRESS INDICATED ON THE                      ADDRESS, AND TAXPAYER
                               APPLICATION.                                  ID NUMBER.
                                                                             (SMALL SOLID BULLET) USE FIDELITY MONEY
                                                                             LINE TO TRANSFER FROM
                                                                             YOUR BANK ACCOUNT.
                                                                             VISIT FIDELITY'S WEB
                                                                             SITE BEFORE YOUR FIRST
                                                                             USE TO VERIFY THAT THIS
                                                                             SERVICE IS IN PLACE ON
                                                                             YOUR ACCOUNT.
                                                                             MAXIMUM MONEY
                                                                             LINE: UP TO
                                                                             $100,000.

MAIL (MAIL_GRAPHIC)            (SMALL SOLID BULLET) COMPLETE AND SIGN THE    (SMALL SOLID BULLET) MAKE YOUR CHECK
                               APPLICATION. MAKE YOUR                        PAYABLE TO THE
                               CHECK PAYABLE TO THE                          COMPLETE NAME OF THE
                               COMPLETE NAME OF THE                          FUND. INDICATE YOUR
                               FUND. MAIL TO THE                             FUND ACCOUNT NUMBER
                               ADDRESS INDICATED ON                          ON YOUR CHECK AND
                               THE APPLICATION.                              MAIL TO THE ADDRESS
                                                                             PRINTED ON YOUR
                                                                             ACCOUNT STATEMENT.
                                                                            (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL
                                                                             1-800-544-6666 FOR
                                                                             INSTRUCTIONS.

IN PERSON (HAND_GRAPHIC)      (SMALL SOLID BULLET) BRING YOUR APPLICATION   (SMALL SOLID BULLET) BRING YOUR CHECK TO A
                               AND CHECK TO A                                FIDELITY INVESTOR CENTER.
                               FIDELITY INVESTOR                             CALL 1-800-544-9797
                               CENTER. CALL                                  FOR THE CENTER NEAREST
                               1-800-544-9797 FOR                            YOU.
                               THE CENTER NEAREST
                               YOU.

WIRE (WIRE_GRAPHIC)            (SMALL SOLID BULLET) CALL 1-800-544-7777      (SMALL SOLID BULLET) NOT AVAILABLE FOR
                                TO SET UP YOUR ACCOUNT                        RETIREMENT ACCOUNTS.
                                AND TO ARRANGE A WIRE                         (SMALL SOLID BULLET) WIRE TO:
                                TRANSACTION. NOT                              BANKERS TRUST
                                AVAILABLE FOR                                 COMPANY,
                                RETIREMENT ACCOUNTS.                          BANK ROUTING
                                (SMALL SOLID BULLET) WIRE WITHIN 24 HOURS     #021001033,
                                TO:                                           ACCOUNT #00163053.
                                BANKERS TRUST                                 SPECIFY THE COMPLETE
                                COMPANY,                                      NAME OF THE FUND AND
                                BANK ROUTING                                  INCLUDE YOUR ACCOUNT
                                #021001033,                                   NUMBER AND YOUR
                                ACCOUNT #00163053.                            NAME.
                                SPECIFY THE COMPLETE
                                NAME OF THE FUND AND
                                INCLUDE YOUR NEW
                                ACCOUNT NUMBER AND
                                YOUR NAME.

AUTOMATICALLY
(AUTOMATIC_GRAPHIC)             (SMALL SOLID BULLET) NOT AVAILABLE.           (SMALL SOLID BULLET) USE FIDELITY
                                                                              AUTOMATIC ACCOUNT
                                                                              BUILDER. SIGN UP FOR
                                                                              THIS SERVICE WHEN
                                                                              OPENING YOUR
                                                                              ACCOUNT, VISIT
                                                                              FIDELITY'S WEB SITE AT
                                                                              WWW.FIDELITY.COM TO
                                                                              OBTAIN THE FORM TO
                                                                              ADD THE SERVICE, OR
                                                                              CALL
                                                                              1-800-544-6666 TO
                                                                              ADD THE SERVICE.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone, in writing, or through Fidelity's Web site. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:

 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602

CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.



                                          ACCOUNT TYPE                      SPECIAL
                                                                            REQUIREMENTS

PHONE 1-800-544-7777 (PHONE_GRAPHIC)   ALL ACCOUNT TYPES EXCEPT          (SMALL SOLID BULLET) MAXIMUM CHECK
                                       RETIREMENT                        REQUEST: $100,000.
                                                                         (SMALL SOLID BULLET) FOR MONEY LINE
                                       ALL ACCOUNT TYPES                 TRANSFERS TO YOUR
                                                                         BANK ACCOUNT;
                                                                         MINIMUM: $10;
                                                                         MAXIMUM: UP TO
                                                                         $100,000.
                                                                         (SMALL SOLID BULLET) YOU MAY EXCHANGE
                                                                         TO OTHER FIDELITY
                                                                         FUNDS IF BOTH
                                                                         ACCOUNTS ARE
                                                                         REGISTERED WITH THE
                                                                         SAME NAME(S),
                                                                         ADDRESS, AND
                                                                         TAXPAYER ID NUMBER.

MAIL OR IN PERSON (MAIL_GRAPHIC)
(HAND_GRAPHIC)                         INDIVIDUAL, JOINT TENANT,         (SMALL SOLID BULLET) THE LETTER OF
                                       SOLE PROPRIETORSHIP,              INSTRUCTION MUST BE
                                       UGMA, UTMA                        SIGNED BY ALL PERSONS
                                       RETIREMENT ACCOUNT                REQUIRED TO SIGN FOR
                                                                         TRANSACTIONS, EXACTLY
                                                                         AS THEIR NAMES
                                       TRUST                             APPEAR ON THE
                                                                         ACCOUNT.
                                                                         (SMALL SOLID BULLET) THE ACCOUNT OWNER
                                                                         SHOULD COMPLETE A
                                       BUSINESS OR ORGANIZATION          RETIREMENT
                                                                         DISTRIBUTION FORM.
                                                                         CALL
                                                                         1-800-544-6666 TO
                                                                         REQUEST ONE.
                                       EXECUTOR, ADMINISTRATOR,          (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN
                                       CONSERVATOR, GUARDIAN             THE LETTER INDICATING
                                                                         CAPACITY AS TRUSTEE. IF
                                                                         THE TRUSTEE'S NAME IS
                                                                         NOT IN THE ACCOUNT
                                                                         REGISTRATION, PROVIDE A
                                                                         COPY OF THE TRUST
                                                                         DOCUMENT CERTIFIED
                                                                         WITHIN THE LAST 60
                                                                         DAYS.
                                                                        (SMALL SOLID BULLET) AT LEAST ONE PERSON
                                                                         AUTHORIZED BY
                                                                         CORPORATE RESOLUTION
                                                                         TO ACT ON THE ACCOUNT
                                                                         MUST SIGN THE LETTER.
                                                                         (SMALL SOLID BULLET) INCLUDE A CORPORATE
                                                                         RESOLUTION WITH
                                                                         CORPORATE SEAL OR A
                                                                         SIGNATURE GUARANTEE.
                                                                         (SMALL SOLID BULLET) CALL
                                                                         1-800-544-6666 FOR
                                                                         INSTRUCTIONS.

WIRE (WIRE_GRAPHIC)                       ALL ACCOUNT TYPES EXCEPT          (SMALL SOLID BULLET) YOU MUST SIGN UP FOR
                                          RETIREMENT                        THE WIRE FEATURE
                                                                            BEFORE USING IT. TO
                                                                            VERIFY THAT IT IS IN
                                                                            PLACE, CALL
                                                                            1-800-544-6666.
                                                                            MINIMUM WIRE:
                                                                            $5,000.
                                                                            (SMALL SOLID BULLET) YOUR WIRE REDEMPTION
                                                                            REQUEST MUST BE
                                                                            RECEIVED IN PROPER
                                                                            FORM BY FIDELITY
                                                                            BEFORE 4:00 P.M.
                                                                            EASTERN TIME FOR
                                                                            MONEY TO BE WIRED
                                                                            ON THE NEXT BUSINESS
                                                                            DAY.

CHECK (CHECK_GRAPHIC)                     ALL ACCOUNT TYPES                 (SMALL SOLID BULLET) MINIMUM CHECK:
                                                                            $500.
                                                                            (SMALL SOLID BULLET) ALL ACCOUNT OWNERS
                                                                            MUST SIGN A
                                                                            SIGNATURE CARD TO
                                                                            RECEIVE A CHECKBOOK.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)

(checkmark)24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESS(REGISTERED TRADEMARK)
1-800-544-5555
WEB SITE
WWW.FIDELITY.COM
 AUTOMATED SERVICE

(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone, in writing, or through Fidelity's Web site.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.


   REGULAR
   INVESTMENT
   PLANS


   FIDELITY
   AUTOMATIC
   ACCOUNT
   BUILDER(REGISTERED TRADEMARK)

   TO MOVE MONEY
   FROM YOUR BANK
   ACCOUNT TO A
   FIDELITY FUND

MINIMUM                                FREQUENCY                      SETTING UP OR
$100                                   MONTHLY OR QUARTERLY           CHANGING
                                                                      (SMALL SOLID BULLET) FOR A NEW ACCOUNT,
                                                                      COMPLETE THE
                                                                      APPROPRIATE SECTION ON
                                                                      THE FUND APPLICATION.
                                                                      (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS,
                                                                      CALL 1-800-544-6666
                                                                      OR VISIT FIDELITY'S WEB
                                                                      SITE AT
                                                                      WWW.FIDELITY.COM FOR
                                                                      AN APPLICATION.
                                                                      (SMALL SOLID BULLET) TO CHANGE THE AMOUNT
                                                                      OR FREQUENCY OF YOUR
                                                                      INVESTMENT, CALL
                                                                      1-800-544-6666 AT
                                                                      LEAST THREE BUSINESS
                                                                      DAYS PRIOR TO YOUR
                                                                      NEXT SCHEDULED
                                                                      INVESTMENT DATE.


   DIRECT DEPOSIT

   TO SEND ALL OR A
   PORTION OF YOUR
   PAYCHECK OR
   GOVERNMENT CHECK
   TO A FIDELITY FUNDA

   MINIMUM                                FREQUENCY                      SETTING UP OR
   $100                                   EVERY PAY PERIOD               CHANGING
                                                                         (SMALL SOLID BULLET) CHECK THE APPROPRIATE
                                                                         BOX ON THE FUND
                                                                         APPLICATION, OR CALL
                                                                         1-800-544-6666 OR
                                                                         VISIT FIDELITY'S WEB SITE
                                                                         AT WWW.FIDELITY.COM
                                                                         FOR AN AUTHORIZATION
                                                                         FORM.
                                                                         (SMALL SOLID BULLET) CHANGES REQUIRE A
                                                                         NEW AUTHORIZATION
                                                                         FORM.


   FIDELITY
   AUTOMATIC
   EXCHANGE
   SERVICE

   TO MOVE MONEY
   FROM A FIDELITY
   MONEY MARKET
   FUND TO ANOTHER
   FIDELITY FUND

   MINIMUM                                FREQUENCY                      SETTING UP OR
   $100                                   MONTHLY, BIMONTHLY,            CHANGING
                                          QUARTERLY, OR ANNUALLY         (SMALL SOLID BULLET) TO ESTABLISH, CALL
                                                                         1-800-544-6666
                                                                         AFTER BOTH ACCOUNTS
                                                                         ARE OPENED.
                                                                         (SMALL SOLID BULLET) TO CHANGE THE AMOUNT
                                                                         OR FREQUENCY OF YOUR
                                                                         INVESTMENT, CALL
                                                                         1-800-544-6666.


   A BECAUSE ITS SHARE
   PRICE FLUCTUATES, THE
   FUND MAY NOT BE AN
   APPROPRIATE CHOICE FOR
   DIRECT DEPOSIT OF YOUR
   ENTIRE CHECK.


SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call Fidelity at 1-800-544-6666.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.

(checkmark)UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
THE FUND EARNS INTEREST FROM ITS
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
(small solid bullet) Shares begin to earn dividends on the first business day following the day of purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details. Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, and Directed Dividends are registered trademarks of FMR Corp.
Fidelity Portfolio Advisory Services is a service mark of FMR Corp. The third party marks appearing above are the marks of their respective owners.



(Recycle logo)This prospectus is printed on recycled paper using soy-based inks.


FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND
A FUND OF FIDELITY CHARLES STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
November 24, 1998

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus (dated November 24, 1998). Please retain this document for future reference. The fund's Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8888.

TABLE OF CONTENTS               PAGE



INVESTMENT POLICIES AND         27
LIMITATIONS

PORTFOLIO TRANSACTIONS          31

VALUATION                       31

PERFORMANCE                     32

ADDITIONAL PURCHASE, EXCHANGE   34
AND REDEMPTION INFORMATION

DISTRIBUTIONS AND TAXES         34

FMR                             35

TRUSTEES AND OFFICERS           35

MANAGEMENT CONTRACT             37

DISTRIBUTION AND SERVICE PLAN   39

CONTRACTS WITH FMR AFFILIATES   39

DESCRIPTION OF THE TRUST        39

FINANCIAL STATEMENTS            40

APPENDIX                        40

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)

FSG-ptb-1198
1.538321.101

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limit does not apply to purchases of debt securities or to repurchase agreements).
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental objectives, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions. DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The fund may receive fees or price concessions for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The fund further limits its options and futures investments to options and futures contracts relating to U.S. Government securities.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some government-stripped fixed-rate mortgage-backed securities to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
 INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
MORTGAGE-BACKED SECURITIES are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange (NYSE) and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
STRIPPED GOVERNMENT SECURITIES. Stripped government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.
 SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, the fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended September 30, 1998 and September 30, 1997, the fund's portfolio turnover rates were 253% and 126%, respectively. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.
For the fiscal years ended September 1998, 1997, and 1996, the fund paid no brokerage commissions.
During the fiscal year ended September, 1998, the fund paid no brokerage commissions to firms that provided research services.
The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
FSC normally determines the fund's net asset value per share (NAV) as of the close of the NYSE (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Or, fixed-income securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS Yields for the fund are computed by dividing the fund's income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
CALCULATING HISTORICAL FUND RESULTS. The following tables show performance for the fund calculated including certain fund expenses. HISTORICAL FUND RESULTS. The following tables show the fund's yield and total return for the period ended September 30, 1998.

                                              AVERAGE                           CUMULATIV
                                              ANNUAL                            E TOTAL
                                              TOTAL                             RETURNS
                                              RETURNS

                               THIRTY-DAY  ONE              FIVE    LIFE OF  ONE               FIVE     LIFE OF
                               YIELD       YEAR             YEARS   FUND*    YEAR              YEARS    FUND*



SHORT INTERMEDIATE-GOVERNMENT   4.90%       7.82%            5.41%   5.78%    7.82%             30.12%   48.67%


* From September 13, 1991 (commencement of operations).

The following table shows the income and capital elements of the fund's cumulative total return. The tables compare the fund's return to the record of the Standard & Poor's 500 Index (S&P 500(registered trademark)), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the period from September 13, 1991 (commencement of operations) to September 30, 1998, a hypothetical $10,000 investment in the fund would have grown to $14,867, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been figured into the figures below.

   SHORT-IN                                                         INDICES
   TERMEDI
   ATE
   GOVERN
   MENT

PERIOD           VALUE OF    VALUE OF     VALUE OF     TOTAL     S&P 500         DJIA      COST OF
ENDED            INITIAL     REINVESTED   REINVESTED   VALUE                               LIVING**
                 $10,000     DIVIDEND     CAPITAL
                 INVESTMENT  DISTRIBUTIO  GAIN
                             NS           DISTRIBUTIO
                                          NS

PERIOD           VALUE OF    VALUE OF     VALUE OF     TOTAL     S&P 500         DJIA      COST OF
ENDED            INITIAL     REINVESTED   REINVESTED   VALUE                               LIVING**
                 $10,000     DIVIDEND     CAPITAL
                 INVESTMENT  DISTRIBUTIO  GAIN
                             NS           DISTRIBUTIO
                                          NS





1998             $ 9,520     $ 5,265      $ 82         $ 14,867  $ 31,205        $ 30,914  $ 11,999

1997             $ 9,370     $ 4,338      $ 81         $ 13,789  $ 28,617        $ 30,792  $ 11,801

1996             $ 9,320     $ 3,498      $ 81         $ 12,899  $ 20,375        $ 22,373  $ 11,552

1995             $ 9,490     $ 2,751      $ 82         $ 12,323  $ 16,933        $ 17,824  $ 11,215

1994             $ 9,290     $ 1,919      $ 81         $ 11,290  $ 13,050        $ 13,945  $ 10,937

1993             $ 9,960     $ 1,379      $ 86         $ 11,425  $ 12,587        $ 12,555  $ 10,622

1992             $ 10,140    $ 704        $ 10         $ 10,854  $ 11,137        $ 11,220  $ 10,344

1991*            $ 10,010    $ 27         $ 0          $ 10,037  $ 10,028        $ 10,046  $ 10,044


* From September 13, 1991 (commencement of operations)
** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in the fund on September 13, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $15,378. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $4,214 for dividends and $80 for capital gain distributions.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds. From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.
The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The fund may compare its performance to that of the Lehman Brothers 1-5 Year U.S. Government Bond Index, a market capitalization weighted index of government and fixed-rate debt issues with maturities between one and five years. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and five years. Government issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues) and U.S. Government agencies.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation based on the CPI, and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of    September 30    , 1998, FMR advised over $32 billion in
municipal fund assets, $115 billion in money market fund assets, $411 billion in equity fund assets, $12 billion in international fund assets, and $27 billion in Spartan fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
The fund is open for business and its NAV is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DIVIDENDS. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Mortgage security paydown gains (losses) on mortgage securities purchased by the fund on or prior to June 8, 1997 are generally taxable as ordinary income and, therefore, increase (decrease) taxable dividend distributions. The fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year. CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
As of September 30, 1998, the fund had a capital loss carryforward aggregating approximately $10,705,000. This loss carryforward, of which $40,000, $1,404,000, $5,655,000, $2,404,000 and $1,202,000 will expire on September 30, 2001, 2002, 2003, 2004 and 2005 respectively, is available to offset future capital gains.
STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from a fund will be the same as if you directly owned a proportionate share of the U.S. Government securities. Because the income earned on most U.S. Government securities is exempt from state and local income taxes, the portion of dividends from a fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities whether such securities are held directly or through a fund.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
The fund is treated as a separate entity from the other funds of Fidelity Charles Street Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments(registered trademark), P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (55), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc.
(1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan(registered trademark) Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
FRED L. HENNING, JR. (59), is Vice President of Fidelity's Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
CURTIS HOLLINGSWORTH (41), is Vice-President and manager of Short-Intermediate Government Fund, which he has managed since September 1991. He also manages several other Fidelity Funds. Since joining Fidelity in 1983, Mr. Hollingsworth has worked as a manager. ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
STANLEY N. GRIFFITH (52), Assistant Vice President (1998), is Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (40), Assistant Treasurer (1996), is Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simspson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended September 30, 1998, or calendar year ended December 31, 1997, as applicable.

COMPENSATION TABLE

TRUSTEES         AGGREGATE            TOTAL
AND              COMPENSATION         COMPENSATION
MEMBERS OF THE   FROM                 FROM THE
ADVISORY BOARD   SHORT-INTERMEDIATE   FUND COMPLEX*,A
                 GOVERNMENTB

J. GARY          $ 0                  $ 0
BURKHEAD**

RALPH F. COX     $ 45                 $ 214,500

PHYLLIS BURKE    $ 44                 $ 210,000
DAVIS

ROBERT M. GATES  $ 45                 $176,000

EDWARD C.        $ 0                  $ 0
JOHNSON 3D**

E. BRADLEY       $ 45                 $ 211,500
JONES

DONALD J. KIRK   $ 45                 $ 211,500

PETER S.         $ 0                  $ 0
LYNCH**

WILLIAM O.       $ 45                 $ 214,500
MCCOY

GERALD C.        $ 56                 $ 264,500
MCDONOUGH

MARVIN L.        $ 44                 $ 214,500
MANN

ROBERT C.        $ 0                  $ 0
POZEN**

THOMAS R.        $ 45                  $214,500
WILLIAMS

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by FMR.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of September 30, 1998, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.
As of September 30, 1998, the following owned of record or beneficially 5% or more of the fund's outstanding shares: The Bank of New York, New York, NY (6.20%).
MANAGEMENT CONTRACT
The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, as applicable, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund, include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

   GROUP FEE RATE                      EFFECTIVE ANNUAL
   SCHEDULE                            FEE RATES

AVERAGE GROUP           ANNUALIZED  GROUP NET                 EFFECTIVE ANNUAL FEE
ASSETS                  RATE        ASSETS                    RATE

 0 - $3 BILLION         .3700%       $ 0.5 BILLION            .3700%

 3 - 6                  .3400         25                      .2664

 6 - 9                  .3100         50                      .2188

 9 - 12                 .2800         75                      .1986

 12 - 15                .2500         100                     .1869

 15 - 18                .2200         125                     .1793

 18 - 21                .2000         150                     .1736

 21 - 24                .1900         175                     .1690

 24 - 30                .1800         200                     .1652

 30 - 36                .1750         225                     .1618

 36 - 42                .1700         250                     .1587

 42 - 48                .1650         275                     .1560

 48 - 66                .1600         300                     .1536

 66 - 84                .1550         325                     .1514

 84 - 120               .1500         350                     .1494

 120 - 156              .1450         375                     .1476

 156 - 192              .1400         400                     .1459

 192 - 228              .1350         425                     .1443

 228 - 264              .1300         450                     .1427

 264 - 300              .1275         475                     .1413

 300 - 336              .1250         500                     .1399

 336 - 372              .1225         525                     .1385

 372 - 408              .1200         550                     .1372

 408 - 444              .1175

 444 - 480              .1150

 480 - 516              .1125

 OVER 516               .1100


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $591 billion of group net assets - the approximate level for September 1998 - was 0.1353%, which is the weighted average of the respective fee rates for each level of group net assets up to $591 billion.
The fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for September 1998, the fund's annual management fee rate would be calculated as follows:

             GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       MANAGEMENT FEE RATE

SHORT-INTER  0.1353%         +    0.30%                     =    0.4353%
MEDIATE
GOVERNME
NT


One-twelfth of this annual is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
For the fiscal years ended September 30, 1998, 1997, and 1996, the fund paid FMR management fees of $549,634, $538,951, and $577,374, respectively.
During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the fund pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allow the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for fund shares.
FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.
For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition,    FSC     receives the pro rata portion of the transfer
agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in the fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are .0400% of the first $500 million of average net assets and .0200% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
For the fiscal years ended September 30 1998, 1997, and 1996, the fund paid FSC pricing and bookkeeping fees, including reimbursement for related out-of-pocket expenses, of $61,038, $61,689, and $59,674, respectively.
For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans. For the fiscal years ended September 30, 1998, 1997 and 1996, the fund paid no securities lending fees.
The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Short-Intermediate Government Fund is a fund of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981. Currently, there are six funds of the trust: Fidelity Short-Intermediate Government Fund, Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, Spartan Investment Grade Bond Fund and Spartan Short-Term Bond Fund. The Declaration of Trust permits the Trustees to create additional funds. In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan"may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts serves as the fund's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended September 30, 1998, and report of the auditor, are included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity at 1-800-544-8888.
APPENDIX
 DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
Fidelity, Fidelity Focus, Fidelity Investments, and Magellan are registered trademarks of FMR Corp.
The third party marks appearing above are the marks of their respective owners.

FIDELITY
SHORT-INTERMEDIATE
GOVERNMENT
FUND

ANNUAL REPORT
SEPTEMBER 30, 1998

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS

PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               7   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    14  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   18  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   21  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           22


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(PHOTO_OF_EDWARD_C_JOHNSON_3D)
DEAR SHAREHOLDER:
The stock and bond markets continued to be influenced by competing factors as the third quarter of 1998 ended. On the one hand, low inflation, low unemployment and moderate growth in the U.S. economy provided a foundation for positive returns. But growing concerns about U.S. corporate earnings, combined with fears about the health of the economies and financial markets in Japan, Russia and many emerging markets, led to a continuation of the volatility that has marked most of the year.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, life of fund total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED   PAST 1  PAST 5  LIFE OF
SEPTEMBER 30,   YEAR    YEARS   FUND
1998

FIDELITY        7.82%   30.12%  48.67%
SHORT-INTERM
EDIATE
GOVERNMENT

LB 1-5 YEAR     9.12%   34.72%  N/A
US
GOVERNMENT
BOND

SB              9.12%   34.59%  N/A
TREAS/AGEN
CY 1-5 YEAR

SHORT-INTERME   8.25%   29.67%  N/A
DIATE US
GOVERNMENT
FUNDS
AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 13, 1991. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-5 Year U.S. Government Bond Index - a market value weighted performance benchmark for government fixed-rate debt issues with maturities between one and five years and the Salomon Brothers Treasury/Agency 1-5 year Index - a market value weighted index of U.S. Treasury and U.S. government agency securities with fixed-rate coupons and weighted average lives between one and five years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 101 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED    PAST 1  PAST 5  LIFE OF
SEPTEMBER 30,    YEAR    YEARS   FUND
1998

FIDELITY         7.82%   5.41%   5.78%
SHORT-INTER
MEDIATE
GOVERNME
NT

LB 1-5 YEAR US   9.12%   6.14%   N/A
GOVERNMENT
BOND

SB               9.12%   6.12%   N/A
TREAS/AGENCY
1-5 YEAR

SHORT-INTER      8.25%   5.31%   N/A
MEDIATE US
GOVERNME
NT FUNDS
AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Short-Intermediate Govt.    LB 1-5 Year U.S. Govt
             00464                       LB069
  1991/09/30      10000.00                    10000.00
  1991/10/31      10124.47                    10116.21
  1991/11/30      10206.40                    10230.40
  1991/12/31      10363.10                    10424.16
  1992/01/31      10270.73                    10373.36
  1992/02/29      10301.41                    10400.56
  1992/03/31      10286.46                    10376.96
  1992/04/30      10374.47                    10477.88
  1992/05/31      10511.20                    10606.46
  1992/06/30      10602.19                    10742.90
  1992/07/31      10620.67                    10908.11
  1992/08/31      10766.62                    11016.23
  1992/09/30      10813.25                    11147.05
  1992/10/31      10714.24                    11038.93
  1992/11/30      10721.93                    11002.29
  1992/12/31      10851.32                    11123.90
  1993/01/31      11000.33                    11297.65
  1993/02/28      11099.58                    11429.82
  1993/03/31      11141.22                    11469.61
  1993/04/30      11190.03                    11555.70
  1993/05/31      11192.99                    11518.61
  1993/06/30      11276.42                    11640.89
  1993/07/31      11314.31                    11662.02
  1993/08/31      11364.67                    11800.04
  1993/09/30      11382.56                    11838.47
  1993/10/31      11391.68                    11867.25
  1993/11/30      11374.03                    11842.07
  1993/12/31      11424.48                    11889.05
  1994/01/31      11516.80                    11986.60
  1994/02/28      11419.40                    11867.25
  1994/03/31      11219.00                    11751.26
  1994/04/30      11165.11                    11683.38
  1994/05/31      11169.90                    11695.74
  1994/06/30      11175.51                    11713.50
  1994/07/31      11292.35                    11842.07
  1994/08/31      11315.67                    11878.93
  1994/09/30      11247.75                    11815.55
  1994/10/31      11255.23                    11830.38
  1994/11/30      11211.34                    11771.26
  1994/12/31      11267.16                    11797.11
  1995/01/31      11430.33                    11976.26
  1995/02/28      11611.08                    12179.01
  1995/03/31      11673.28                    12246.67
  1995/04/30      11797.39                    12372.55
  1995/05/31      12051.10                    12655.77
  1995/06/30      12114.07                    12729.50
  1995/07/31      12143.32                    12758.95
  1995/08/31      12210.19                    12847.06
  1995/09/30      12277.38                    12918.99
  1995/10/31      12383.41                    13042.84
  1995/11/30      12503.72                    13178.16
  1995/12/31      12603.00                    13290.78
  1996/01/31      12715.55                    13409.91
  1996/02/29      12636.33                    13319.32
  1996/03/31      12585.83                    13279.31
  1996/04/30      12564.15                    13268.52
  1996/05/31      12563.92                    13277.51
  1996/06/30      12650.02                    13392.38
  1996/07/31      12698.67                    13440.48
  1996/08/31      12733.63                    13474.42
  1996/09/30      12851.01                    13620.75
  1996/10/31      13025.35                    13807.54
  1996/11/30      13146.05                    13936.34
  1996/12/31      13114.89                    13902.18
  1997/01/31      13166.72                    13965.11
  1997/02/28      13200.86                    13991.64
  1997/03/31      13142.47                    13949.60
  1997/04/30      13254.65                    14083.80
  1997/05/31      13341.05                    14185.40
  1997/06/30      13439.43                    14294.87
  1997/07/31      13624.99                    14500.54
  1997/08/31      13622.68                    14483.91
  1997/09/30      13737.33                    14615.63
  1997/10/31      13851.70                    14752.29
  1997/11/30      13885.72                    14781.29
  1997/12/31      13981.27                    14891.21
  1998/01/31      14136.15                    15062.04
  1998/02/28      14137.61                    15059.34
  1998/03/31      14176.84                    15110.82
  1998/04/30      14226.61                    15183.42
  1998/05/31      14298.73                    15274.23
  1998/06/30      14360.91                    15361.00
  1998/07/31      14425.64                    15427.08
  1998/08/31      14596.14                    15663.77
  1998/09/30      14811.37                    15948.57
IMATRL PRASUN   SHR__CHT 19980930 19981007 121754 R00000000000087

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Short-Intermediate Government Fund on September 30, 1991, shortly after the fund started. As the chart shows, by September 30, 1998 the value of the investment would have grown to $14,811 - a 48.11% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-5 Year U.S. Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,949 - a 59.49% increase. Going forward, the fund will compare its performance to that of the Lehman Brothers 1-5 Year U.S. Government Bond index rather than the Salomon Brothers Treasury/Agency 1-5 Year Index. The indexes include the same type of bonds, and their performance is not materially different. The fund is changing to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity bond funds. For comparison, both indexes are shown on page 4.


(checkmark)UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.

TOTAL RETURN COMPONENTS
               YEARS
               ENDED
               SEPTEM
               BER 30,

               1998     1997   1996    1995   1994

DIVIDEND       6.22%    6.36%  6.46%   7.00%  5.55%
RETURNS

CAPITAL        1.60%    0.54%  -1.79%  2.15%  -6.73%
RETURNS

TOTAL RETURNS  7.82%    6.90%  4.67%   9.15%  -1.18%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD
PERIODS ENDED   PAST 1       PAST 6        PAST 1
SEPTEMBER 30,   MONTH        MONTHS        YEAR
1998

DIVIDENDS PER   4.91(CENTS)  29.35(CENTS)  56.04(CENTS)
SHARE

ANNUALIZED      6.31%        6.23%         5.96%
DIVIDEND
RATE

30-DAY          4.90%        -             -
ANNUALIZED
YIELD

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.46 over the past one month, $9.40 over the past six months and $9.40 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

FUND TALK: THE MANAGER'S OVERVIEW


MARKET RECAP
As a safe haven from turbulent stock
markets worldwide, bond markets
reaped the benefits from the flight to
quality by anxious investors during
the 12-month period ending
September 30, 1998. The Lehman
Brothers Aggregate Bond Index - a
broad measure of the U.S. taxable
investment-grade bond market -
returned 11.51% over the past year,
two and one-half times higher than the
4.54% return generated for the
six-month period ending March 31,
1998. The buying surge sent
Treasury-bond yields - which move
in the opposite direction of bond
prices - to their lowest level in over
three decades, as the yield on the
benchmark 30-year bond fell to
4.96%. In spite of the global economic
crisis that dominated the period, the
U.S. enjoyed low interest rates, low
inflation and a stable economy, which
aided the performance of corporate
bonds. The Lehman Brothers
Corporate Bond Index returned
11.07% for the 12-month period.
Mortgage-backed bonds also
performed well, although lower
interest rates resulted in higher
refinancing activity. The Lehman
Brothers Mortgage Backed Securities
Index had a 12-month return of
8.62%. Interest rates fell even lower
late in the period, as the Federal
Reserve lowered the fed funds rate by
0.25%, the first rate cut in nearly three years. The period's biggest losers were shareholders of emerging-market debt, as the JP Morgan Emerging
Markets Bond Index lost 20.89%
over the past 12 months.

(photograph of Curt Hollingsworth)
An interview with Curt Hollingsworth, Portfolio Manager of Fidelity Short-Intermediate Government Fund
Q. HOW DID THE FUND PERFORM, CURT?
A. For the 12-month period that ended September 30, 1998, the fund provided a total return of 7.82%. To get a sense of how the fund did relative to its competitors, the short-intermediate U.S. government funds average returned 8.25% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers 1-5 Year U.S. Government Bond Index - which tracks the types of securities in which the fund invests - returned 9.12% for the same one-year period.
Q. ALTHOUGH THE FUND POSTED DECENT GAINS, IT LAGGED BOTH ITS PEERS AND THE LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT BOND INDEX DURING THE PAST YEAR. WHAT EXPLAINS THAT UNDERPERFORMANCE?
A. The fund had more mortgage-backed and agency securities and fewer Treasury securities than the index and many of its peers. While their relatively high yields gave the fund an advantage over the index and its peers during much of the past year, agency and mortgage securities significantly lagged Treasuries during the final two months of the period. Amid warnings about corporate profit shortfalls, some poor economic data and a general aversion to risk, investors increasingly shunned U.S. and foreign stocks, as well as many types of bonds, in favor of the relative safety of Treasuries. In addition to the growing demand, there was also a diminished supply of Treasuries as the U.S. government curtailed its borrowing needs in the wake of a Federal budget surplus. The net result of this much stronger demand and somewhat weaker supply was a healthy Treasury rally in August and September. While agency and mortgage security prices also moved higher during the late summer, their gains were rather small in comparison to Treasuries.
Q. GIVEN THAT MOST TYPES OF BONDS TEND TO PERFORM WELL WHEN INTEREST RATES FALL, WHY WEREN'T INVESTORS AS ENTHUSIASTIC ABOUT AGENCY AND MORTGAGE SECURITIES AS THEY WERE ABOUT TREASURIES?
A. Although they carry the implicit, or indirect, backing of the U.S. government, agency securities are not perceived to be as safe as Treasuries - which are backed by the full faith and credit of the U.S. government. In times of uncertainty, Treasuries - more than agency securities - tend to be the safe haven of choice for many investors. Mortgage securities, on the other hand, were beset by prepayments. As homeowners refinanced their mortgages to take advantage of falling interest rates, their loans were prepaid and many mortgage securities made up of those loans were retired before their maturity. That often forced mortgage security holders to forfeit their high-yielding securities and reinvest the proceeds at lower interest rates.
Q. DID YOU ALTER THE WAY IN WHICH THE FUND'S INVESTMENTS WERE ALLOCATED AMONG TREASURY, AGENCY AND MORTGAGE SECURITIES?
A. Yes, I made some modifications. When several of the fund's mortgage securities were prepaid, I reinvested most of the proceeds in agency securities. It's my view that mortgage prepayment activity will continue to be strong and ultimately could hamstring the mortgage market's performance. In comparison, I felt that agencies offered more attractive value. I also sold some of the fund's holdings in Treasury securities in order to add more agency securities. Here's why: During the past several months the spread - or difference in yield - between Treasury and agency securities widened to nearly 0.50%, the widest level in about five years. That widening spread signifies that investors were demanding more compensation for accepting the slightly higher risk of buying agency securities versus Treasuries. In my view, that spread is particularly wide when viewed on a historical basis. In anticipation of the spread narrowing to a more historical norm and agencies outpacing Treasuries as a result, I added to the fund's agency holdings.
Q. WHICH AGENCY SECURITIES DID YOU CHOOSE?
A. I continued to favor non-callable securities - those that can't be redeemed by their issuers before maturity. Some agency securities can be "called" - or redeemed - by their issuers as a way to reduce their debt costs. Because they can't be redeemed prior to maturity, non-callable securities tend to perform better than their callable counterparts when interest rates fall and generally keep pace with callable bonds when interest rates rise.
Q. WHAT'S YOUR OUTLOOK?
A. In light of a slowing global economy, it appears that the Federal Reserve is poised to lower interest rates further. Given that, I believe that mortgage securities will continue to be challenged by relatively high prepayment activity. As long as that's the case, I probably will continue to place more emphasis on Treasury and agency securities.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(checkmark)FUND FACTS
GOAL: high current income
with preservation of capital
FUND NUMBER: 464
TRADING SYMBOL: FLMGX
START DATE: September 13, 1991
SIZE: as of September 30, 1998,
more than $133 million
MANAGER: Curt Hollingsworth,
since 1991; manager, various
Fidelity and Spartan
government and mortgage
funds; joined Fidelity in 1983

CURT HOLLINGSWORTH ON THE
LEHMAN BROTHERS 1-5 YEAR
U.S. GOVERNMENT BOND
INDEX AND ITS ROLE IN
MANAGING THE FUND:
"The Lehman Brothers 1-5 Year U.S.
Government Bond Index plays a
very important role in managing
the fund. It's the fund's benchmark
and includes most of the universe
of investment-grade bonds with
maturities between one and five
years. I use the index as a starting
point for my investment decisions,
managing the fund to be generally
as sensitive to changes in interest
rates as the index. In addition, I refer to the index when deciding how to allocate assets among different maturities and sectors - such as Treasury and agency securities
- based on my view of the relative
value of each maturity or sector."
NOTE TO SHAREHOLDERS:
Effective the close of business
on June 26, 1998, Fidelity
Short-Intermediate Government
Fund shares are no longer available
to new accounts. Shareholders of
the fund on that date may continue
to purchase shares in accounts
existing on that date. On October 19,
1998, after the end of the period,
the Board of Trustees of Fidelity
Short-Intermediate Government
Fund voted to present a proposal
to shareholders to merge Fidelity
Short-Intermediate Government
Fund into Fidelity Intermediate
Government Income Fund. A
shareholder meeting is scheduled to
be held on April 14, 1999. On or
about February 16, 1999,
shareholders will be sent proxy
materials asking them to vote on this
and any other proposals.

INVESTMENT CHANGES


COUPON
DISTRIBUTIO
N AS OF
SEPTEMBER
30, 1998

               % OF FUND'S   % OF FUND'S INVESTMENTS
               INVESTMENTS   6 MONTHS AGO

 LESS THAN 5%   0.0           8.0

 5 - 5.99%      10.2          22.2

 6 - 6.99%      18.0          21.0

 7 - 7.99%      18.1          6.9

 8 - 8.99%      12.3          11.2

 9 - 9.99%      17.6          15.3

 10 - 10.99%    7.3           9.1

 11 - 11.99%    3.7           4.5

 12% AND        8.9           0.4
OVER

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED RATES ON THE FUND'S
INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.

AVERAGE
YEARS TO
MATURITY
AS OF
SEPTEMBER
30, 1998

                   6 MONTHS AGO

 YEARS       3.4   3.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION
AS OF
SEPTEMBER
30, 1998

                  6 MONTHS AGO

 YEARS       2.3   2.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES.
IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF SEPTEMBER 30, 1998
ROW: 1, COL: 1, VALUE: 15.0
ROW: 1, COL: 2, VALUE: 16.8
ROW: 1, COL: 3, VALUE: 64.3
ROW: 1, COL: 4, VALUE: 3.9
MORTGAGE-BACKED
SECURITIES 15.0%
U.S. TREASURY
OBLIGATIONS 16.8%
U.S. GOVERNMENT AGENCY
OBLIGATIONS 64.3%
SHORT-TERM
INVESTMENTS 3.9%

AS OF MARCH 31, 1998
ROW: 1, COL: 1, VALUE: 18.0
ROW: 1, COL: 2, VALUE: 45.8
ROW: 1, COL: 3, VALUE: 34.3
ROW: 1, COL: 4, VALUE: 1.9
MORTGAGE-BACKED
SECURITIES 18.5%
U.S. TREASURY
OBLIGATIONS 45.8%
U.S. GOVERNMENT AGENCY
OBLIGATIONS 34.3%
SHORT-TERM
INVESTMENTS 1.4%

INVESTMENTS SEPTEMBER 30, 1998
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES

U.S.
GOVERNMEN
T AND
GOVERNMEN
T AGENCY
OBLIGATIONS
- 81.1%

                   PRINCIPAL    VALUE
                   AMOUNT       (NOTE 1)

U.S.
GOVERNMENT
AGENCY
OBLIGATIONS -
64.3%

Fannie Mae:

5.75%              $ 3,000,000  $ 3,129,360
4/15/03

6.74%               380,000      416,871
5/13/04

8.25%               10,000,000   10,723,400
12/18/00

12%                 10,000,000   11,442,200
11/13/00

Farm Credit         4,000,000    4,793,760
Systems
Financial
Assistance
Corp.
9.375%
7/21/03

Federal             350,000      373,517
Agricultural
Mortgage
Corp. 6.92%
2/10/02

Government
Trust
Certificates
(assets of Trust
guaranteed by
U.S.
Government
through
Defense
Security
Assistance
Agency):

Class 1-C,          8,825,964    9,426,306
9.25%
11/15/01

Class 2-E,          3,585,314    3,809,037
9.4%
5/15/02

Class T-3,          3,955,274    4,196,545
9.625%
5/15/02

Guaranteed
Export Trust
Certificates
(assets of
Trust
guaranteed by
U.S.
Government
through
Export-Import
Bank):

Series              3,840,000    3,975,821
1995-A,
6.28%
6/15/04

Series              1,615,078    1,745,415
1994-A,
7.12%
4/15/06

Series 1994-F,      4,940,777    5,334,853
8.187%
12/15/04

Guaranteed          2,083,333    2,141,458
Trade Trust
Certificates
(assets of
Trust
guaranteed by
U.S.
Government
through
Export-Import
Bank) Series
1997-A,
6.104%
7/15/03

Israel Export       1,800,000    1,875,780
Trust
Certificates
(assets of Trust
guaranteed by
U.S.
Government
through
Export-Import
Bank) Series
1994-1,
6.88%
1/26/03

Overseas Private    1,122,400    1,168,070
Investment
Corp. U.S.
Government
guaranteed
participation
certificate
Series
1994-195,
6.08%
8/15/04
(callable)

Private Export
Funding
Corp.:

secured 5.65%       1,215,000    1,236,955
3/15/03

5.82%               3,500,000    3,636,185
6/15/03 (a)

State of Israel
(guaranteed
by U.S.
Government
through
Agency for
International
Development):

5.25%               1,000,000    1,008,420
9/15/00

6.05%               5,780,000    5,909,530
8/15/00

6.625%              7,000,000    7,564,060
8/15/03

U.S.
GOVERNMEN
T AND
GOVERNMEN
T AGENCY
OBLIGATIONS
- CONTINUED

                   PRINCIPAL    VALUE
                   AMOUNT       (NOTE 1)

U.S.
GOVERNMENT
AGENCY
OBLIGATIONS -
CONTINUED

U.S. Department    $ 230,000    $ 236,348
of Housing
and Urban
Development
government
guaranteed
participation
certificates
Series
1996-A,
6.59%
8/1/00

                                 84,143,891

U.S. TREASURY
OBLIGATIONS -
16.8%

U.S. Treasury       20,200,000   22,081,024
Notes 7.875%
8/15/01

TOTAL U.S.                       106,224,
GOVERNME                        915
NT AND
GOVERNME
NT AGENCY
OBLIGATIO
NS
(Cost
$104,312,652
)

U.S.
GOVERNMEN
T AGENCY -
MORTGAGE-
BACKED
SECURITIES
- 15.0%



FREDDIE MAC -
3.2%

5.5% 12/1/02      4,258,135   4,244,680
to 7/1/03

GOVERNMENT
NATIONAL
MORTGAGE
ASSOCIATION -
11.8%

8.5% 1/15/17      51,984      55,363
to 7/15/17

9.5% 4/15/16      659,103     711,824
to 11/15/20

10% 11/15/09      2,712,127   2,938,004
to 11/15/20

10.5% 2/15/14     5,731,204   6,293,860
to 8/15/19

10.75%            178,569     195,265
12/15/09

11% 11/15/09      1,991,280   2,209,561
to 6/15/19

11.5% 3/15/10     2,300,564   2,586,889
to 7/15/19

12% 3/20/14 to    270,308     307,145
2/15/16

12.5%             39,115      44,766
12/15/10

13% 9/15/14       34,479      39,962

                              15,382,639

TOTAL U.S.                    19,627,3
GOVERNME                     19
NT AGENCY
-
MORTGAGE
-BACKED
SECURITIES
(Cost
$19,585,958)

CASH
EQUIVALENTS
- 3.9%

                   MATURITY     VALUE
                   AMOUNT       (NOTE 1)

Investments in     $ 5,074,813  $ 5,074,000
repurchase
agreements
(U.S. Treasury
obligations), in
a joint trading
account at
5.77%,
dated
9/30/98 due
10/1/98
(Cost
$5,074,000)

TOTAL                           $ 130,926,2
INVESTMEN                       34
T IN
SECURITIES
- 100%
(Cost
$128,972,610
)

LEGEND
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,636,185 or 2.7% of net assets.
INCOME TAX INFORMATION
At September 30, 1998, the aggregate cost of investment securities for income tax purposes was $128,972,610. Net unrealized appreciation aggregated $1,953,624, of which $2,220,303 related to appreciated investment securities and $266,679 related to depreciated investment securities.
At September 30, 1998, the fund had a capital loss carryforward of approximately $10,705,000 of which $40,000, $1,404,000, $5,655,000,
$2,404,000, and $1,202,000 will expire on September 30, 2001, 2002,
2003, 2004, and 2005, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                        SEPTEMBER 30,
                        1998

ASSETS

Investment in           $ 130,926,234
securities, at
value
(including
repurchase
agreements of
$5,074,000)
(cost
$128,972,61
0) -
See
accompanying
schedule

Cash                    59


Receivable              275,599
for fund shares
sold

Interest                2,194,159
receivable

 TOTAL ASSETS           133,396,051

LIABILITIES

Payable for     $ 84,438
fund shares
redeemed

Distributions   115,986
payable

Accrued         47,533
management
fee

Other           39,373
payables and
accrued
expenses

 TOTAL                  287,330
LIABILITIES

NET ASSETS              $ 133,108,721

Net Assets
consist of:

Paid in                 $ 141,232,703
capital

Undistributed           627,332
net investment
income

Accumulated             (10,704,938)
undistributed
net realized
gain (loss)
on investments

Net                     1,953,624
unrealized
appreciation
(depreciation)
on investments

NET ASSETS,             $ 133,108,721
for
13,978,785
shares
outstanding

NET ASSET               $9.52
VALUE, offering
price and
redemption
price
per share
($133,108,72
1 (divided by)
13,978,785
shares)

STATEMENT OF OPERATIONS
                          YEAR ENDED
                          SEPTEMBER 30,
                          1998

INVESTMENT                $ 8,918,030
INCOME
Interest
(including
income on
securities
loaned of
$785)

EXPENSES

Management     $ 549,634
fee

Transfer       277,563
agent fees

Accounting     61,038
fees and
expenses

Non-intereste  1,214
d trustees'
compensation

Custodian      23,854
fees and
expenses

Registration   25,533
fees

Audit          38,164


Legal          5,252


Miscellaneou   657
s

 TOTAL                    982,909
EXPENSES

NET                       7,935,121
INVESTMENT
INCOME

REALIZED AND              649,418
UNREALIZED GAIN
(LOSS)
Net realized
gain (loss) on
investment
securities

Change in                 1,028,320
net unrealized
appreciation
(depreciation)
on investment
securities

NET GAIN                  1,677,738
(LOSS)

NET INCREASE              $ 9,612,859
(DECREASE) IN
NET ASSETS
RESULTING
FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                YEAR ENDED      YEAR ENDED
                SEPTEMBER 30,   SEPTEMBER 30,
                1998            1997

INCREASE
(DECREASE) IN
NET ASSETS

Operations      $ 7,935,121     $ 7,884,065
Net investment
income

 Net realized    649,418         178,902
gain (loss)

 Change in       1,028,320       135,665
net unrealized
appreciation
(depreciation)

 NET             9,612,859       8,198,632
INCREASE
(DECREASE) IN
NET ASSETS
RESULTING
FROM
OPERATIONS

Distributions    (7,535,429)     (7,517,929)
to shareholders
from net
investment
income

Share            54,016,902      51,261,094
transactions
Net proceeds
from sales of
shares

 Reinvestment    6,398,701       5,978,419
of distributions

 Cost of         (49,522,626)    (60,826,140)
shares
redeemed

 NET             10,892,977      (3,586,627)
INCREASE
(DECREASE) IN
NET ASSETS
RESULTING
FROM SHARE
TRANSACTIONS

                 12,970,407      (2,905,924)
TOTAL INCREASE
(DECREASE) IN
NET ASSETS

NET ASSETS

 Beginning       120,138,314     123,044,238
of period

                 $ 133,108,721   $ 120,138,314
End of
period
(including
undistributed
net
investment
income and
distributions
in excess of
net
investment
income of
$627,332
and
$97,053,
respectively)

OTHER
INFORMATION
Shares

 Sold            5,742,399       5,495,549

 Issued in       679,888         639,858
reinvestment of
distributions

 Redeemed        (5,264,176)     (6,514,225)

 Net             1,158,111       (378,818)
increase
(decrease)

FINANCIAL HIGHLIGHTS

               YEARS ENDED
               SEPTEMBER
               30,

               1998          1997       1996       1995       1994

SELECTED
PER-SHARE
DATA

Net asset      $ 9.370       $ 9.320    $ 9.490    $ 9.290    $ 9.960
value,
beginning of
period

Income          .591 A        .603 A     .599       .648       .533
from
Investment
Operations
Net investment
income

 Net            .119          .022       (.167)     .174       (.648)
realized and
 unrealized
gain (loss)

 Total from     .710          .625       .432       .822       (.115)
 investment
operations

Less
Distributions

 From net       (.560)        (.575)     (.602)     (.622)     (.555)
investment
income

Net asset      $ 9.520       $ 9.370    $ 9.320    $ 9.490    $ 9.290
value, end of
period

TOTAL           7.82%         6.90%      4.67%      9.15%      (1.18)%
RETURN

RATIOS AND
SUPPLEMENTAL
DATA

Net assets,    $ 133,109     $ 120,138  $ 123,044  $ 140,471  $ 132,466
end of period
(000 omitted)

Ratio of        .78%          .81%       .79%       .82%       .95%
expenses to
average net
assets

Ratio of net    6.29%         6.45%      6.54%      6.67%      6.80%
investment
income to
average net
assets

Portfolio       253%          126%       188%       266%       184%
turnover rate


A NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Short-Intermediate Government Fund (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $314,117,122 and $306,609,748, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .44% of average net assets. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, there were no loans outstanding.
6. PROPOSED REORGANIZATION.
The Board of Trustees of Fidelity Short-Intermediate Government Fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Fidelity Intermediate Government Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets of the fund to Fidelity Intermediate Government Income Fund in exchange solely for the number of shares of Fidelity Intermediate Government Income Fund having the same aggregate net asset value as the outstanding shares of the fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by Fidelity Intermediate Government Income Fund of all of the liabilities of the fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the fund. A Special Meeting of Shareholders ("Meeting") of the fund will be held on April, 14, 1999 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the fund in February 1999. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about April 29, 1999.
Effective June 26, 1998 the fund's shares are no longer available for purchase or exchange to new accounts of the fund pending the proposed Reorganization.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Short-Intermediate Government Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Short-Intermediate Government Fund (a fund of Fidelity Charles Street Trust) at September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Short-Intermediate Government Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 6, 1998

DISTRIBUTIONS


A total of 25.09% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.

BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Dwight D. Churchill, Vice President
Fred L. Henning, Jr., Vice President
Curtis Hollingsworth, Vice President
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan Investment Grade Bond
Spartan Short-Intermediate Government
Spartan Short-Term Strategic Income Bond
Target Timeline SM 1999, 2001, & 2003
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress (registered trademark)(AUTOMATED GRAPHIC)
1-800-544-4774
(AUTOMATED GRAPHIC) AUTOMATED LINE FOR QUICKEST SERVICE

FSG-ANN-1198   64332
1.537608.101

(FIDELITY LOGO GRAPHIC)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


Spartan Short-Intermediate Government Fund
(A Fund of Fidelity Fixed-Income Trust)
Fidelity Short-Intermediate Government Fund
(A Fund of  Fidelity Charles Street Trust)
Fidelity Intermediate Government Income Fund
(A Fund of Fidelity Income Fund)
FORM N-14
STATEMENT OF ADDITIONAL INFORMATION
February 16, 1999

This Statement of Additional Information relates to the proposed reorganization whereby Fidelity Intermediate Government Income Fund (Intermediate Government), a fund of Fidelity Income Fund, would acquire all of the assets of Spartan Short-Intermediate Government Fund, a fund of Fidelity Fixed-Income Income Trust, and assume all of Spartan Short-Intermediate Government Fund's liabilities in exchange solely for shares of beneficial interest in Intermediate Government. This Statement of Additional Information also relates to the proposed reorganization whereby Intermediate Government would acquire all of the assets of Fidelity Short-Intermediate Government Fund, a fund of Fidelity Charles Street Trust, and assume all of Fidelity Short-Intermediate Government Fund's liabilities in exchange solely for shares of beneficial interest in Intermediate Government.
This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:
 1. The Statement of Additional Information of Intermediate Government dated September 21, 1998, which was previously filed via EDGAR (Accession No. 0000708191-98-000012).
 2. The Supplement to the Statement of Additional Information of Intermediate Government dated October 8, 1998, which was previously filed via EDGAR (Accession No. 0000751199-98-000027).
 3. The Prospectus and Statement of Additional Information of Spartan Short-Intermediate Government Fund dated June 26, 1998, which was previously filed via EDGAR (Accession No. 0000035315-98-000010).
 4. The Supplement to the Prospectus of Spartan Short-Intermediate Government Fund, dated December 7, 1998, which was previously filed via EDGAR (Accession No. 0000719451-98-000073).
 5. The Prospectus and Statement of Additional Information of Fidelity Short-Intermediate Government Fund, dated November 24, 1998, which was previously filed via EDGAR (Accession No. 0000354046-98-000014).
 6. The Supplement to the Prospectus of Fidelity Short-Intermediate Government Fund, dated December 7, 1998, which was previously filed via EDGAR (Accession No. 0000722574-98-000164).
 7. The Financial Statements included in the Annual Report of Intermediate Government for the fiscal year ended July 31, 1998, which was previously filed via EDGAR (Accession No. 0000751199-98-000022).
 8. The Financial Statements included in the Annual Report of Spartan Short-Intermediate Government Fund for the fiscal year ended April 30, 1998, which was previously filed via EDGAR (Accession No. 0000035315-98-000009).
 9. The Unaudited Financial Statements included in the Semiannual Report of Spartan Short-Intermediate Government Fund for the six months ended October 31, 1998, which was previously filed via EDGAR (Accession No. 0000729218-98-000028).
 10. The Financial Statements included in the Annual Report of Fidelity Short-Intermediate Government Fund for the fiscal year ended September 30, 1998, which was previously filed via EDGAR (Accession No. 0000354046-98-000013).
 11. The Pro Forma Financial Statements for Spartan Short-Intermediate Government Fund, Fidelity Short-Intermediate Government Fund, and Intermediate Government for the period ended July 31, 1998.
This Statement of Additional Information is not a prospectus. A Proxy Statement and Prospectus dated February 16, 1999, relating to the above-referenced matters may be obtained from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement and Prospectus.

PART C. OTHER INFORMATION
Item 15. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit, or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in the settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed transfer agent, the Trust agrees to indemnify and hold FSC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names FSC and/or the Trust as a party and is not based on and does not result from FSC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FSC's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by FSC's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from FSC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of FSC's acting in reliance upon advice reasonably believed by FSC to have been given by counsel for the Trust, or as a result of FSC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
 Item 16. Exhibits
(1) Amended and Restated Declaration of Trust, dated July 15, 1998, is incorporated herein by reference to Exhibit 1 of Post Effective Amendment No. 48.
(2) Bylaws of Fidelity Income Fund, as currently in effect, are incorporated herein by reference to Exhibit 2 of Fidelity Union Street Trust's Post-Effective Amendment No. 87 (File No. 2-50318).
 (3)  Not applicable.
(4)(a) Form of Agreement and Plan of Reorganization between Fidelity Fixed-Income Trust: Spartan Short-Intermediate Government Fund and Fidelity Income Fund: Fidelity Intermediate Government Income Fund is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.
                   (b) Form of Agreement and Plan of Reorganization between Fidelity Charles Street Trust: Fidelity Short-Intermediate Government Fund: and Fidelity Income Fund: Fidelity Intermediate Government Income Fund is filed herein as Exhibit 2 to the Proxy Statement and Prospectus.
               (5) Article VIII of the Declaration of Trust, dated July 15, 1998 is incorporated herein by reference to Exhibit 1 to Post Effective Amendment No. 48.
(6)(a) Management Contract, dated August 1, 1994, between Fidelity Mortgage Securities Portfolio (currently known as Fidelity Advisor Mortgage Securities Fund) and Fidelity Management and Research Company is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 31.
 (b) Management Contract, dated August 1, 1998, between Fidelity Ginnie Mae Fund and Fidelity Management and Research Company is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 48.
 (c) Management Contract, dated December 1, 1990, between Spartan Limited Maturity Government Fund (currently known as Fidelity Intermediate Government Income Fund) and Fidelity Management and Research Company is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 31.
 (d) Management Contract, dated November 28, 1997, between Fidelity Income Fund, on behalf of Fidelity Government Securities Fund (currently known as Fidelity Government Income Fund), and Fidelity Management & Research Company is incorporated herein by reference to
Exhibit 5(d) of Post-Effective Amendment No. 44.
 (e) Sub-Advisory Agreement, dated August 1, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Fidelity Mortgage Securities Portfolio (currently known as Fidelity Advisor Mortgage Securities Fund) is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 31.
 (f) Sub-Advisory Agreement, dated August 1, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Mortgage Securities Portfolio (currently known as Fidelity Advisor Mortgage Securities Fund) is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 31.
 (g) Sub-Advisory Agreement, dated August 1, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Fidelity Ginnie Mae Portfolio (currently known as Fidelity Ginnie Mae Fund) is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 31.
 (h) Sub-Advisory Agreement, dated August 1, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Fidelity Ginnie Mae Portfolio (currently known as Fidelity Ginnie Mae Fund) is incorporated herein by reference to
Exhibit 5(g) of Post-Effective Amendment No. 31.
 (i) Sub-Advisory Agreement, dated August 1, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Spartan Limited Maturity Government Fund (currently known as Fidelity Intermediate Government Income Fund) is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 31.
 (j) Sub-Advisory Agreement, dated August 1, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) Inc. on behalf of Spartan Limited Maturity Government Fund (currently known as Fidelity Intermediate Government Income Fund) is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 31.
(7)(a) General Distribution Agreement, dated April 1, 1987, between Fidelity Mortgage Securities Portfolio (currently known as Fidelity Advisor Mortgage Securities Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 33.
 (b) General Distribution Agreement, dated April 1, 1987, between Fidelity Ginnie Mae Portfolio (currently known as Fidelity Ginnie Mae
Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 33.
 (c) Amendment, dated January 1, 1988, to the General Distribution Agreement between Fidelity Mortgage Securities Portfolio (currently known as Fidelity Advisor Mortgage Securities Fund), Fidelity Ginnie Mae Portfolio (currently known as Fidelity Ginnie Mae Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 33.
 (d) General Distribution Agreement, dated April 30, 1988, between Fidelity Short-Term Government Portfolio (currently known as Fidelity Intermediate Government Income Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 33.
 (e) General Distribution Agreement, dated November 28, 1997 between Fidelity Government Securities Fund (currently known as Fidelity Government Income Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 44.
 (f) Amendments to the General Distribution Agreement between Fidelity Income Trust on behalf of Fidelity Mortgage Securities Fund (currently known as Fidelity Advisor Mortgage Securities Fund), Fidelity Ginnie Mae Fund, Spartan Limited Maturity Government Fund (currently known as Fidelity Intermediate Government Income Fund), Fidelity Government Securities Fund (currently known as Fidelity Government Income Fund) and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
(8)(a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
 (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
(9)(a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
 (b) Appendix A, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 8(e) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).
 (c) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 8(f) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).
 (d) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
 (e) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
 (f) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
 (g) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
 (h) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
 (i) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
 (10)(a) Distribution and Service Plan between Fidelity Mortgage Securities Portfolio (currently known as Fidelity Advisor Mortgage Securities Fund: Initial Class) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 38.
 (b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Ginnie Mae Fund is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 42.
 (c) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Limited Maturity Government Fund (currently known as Fidelity Intermediate Government Income Fund) is incorporated herein by reference to Exhibit 15(c) of Post-Effective Amendment No. 42.
 (d) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mortgage Securities Fund: Class A is incorporated herein by reference to Exhibit 15(d) of Post-Effective Amendment No. 38.
 (e) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mortgage Securities Fund: Class T is incorporated herein by reference to Exhibit 15(e) of Post-Effective Amendment No. 38.
 (f) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mortgage Securities Fund: Class B is incorporated herein by reference to Exhibit 15(f) of Post-Effective Amendment No. 38.
 (g) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mortgage Securities Fund: Institutional Class is incorporated herein by reference to Exhibit 15(g) of Post-Effective Amendment No. 38.
 (h) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Government Securities Fund (currently known as Fidelity Government Income Fund) is incorporated herein by reference to Exhibit 15(h) of Post-Effective Amendment No. 44.
 (i) Rule 18f-3 Plan, dated February 1, 1997, is incorporated herein by reference to Exhibit 18 of Post-Effective Amendment No. 38.
(11) Opinion and consent of counsel (Kirkpatrick &Lockhart LLP) as to the legality of shares being registered in connection with the reorganization of Spartan Short-Intermediate Government Fund and the reorganization of Fidelity Short-Intermediate Government Fund is filed herein as Exhibit 11.
 (12)(a) Opinion and Consent of counsel (Kirkpatrick & Lockhart LLP) as to tax matters in connection with the reorganization of Spartan Short-Intermediate Government Fund is filed herein as Exhibit 12(a).
  (b) Opinion and Consent of counsel (Kirkpatrick & Lockhart LLP) as to tax matters in connection with the reorganization of Fidelity Short-Intermediate Government Fund is filed herein as Exhibit 12(b).
(13) Not applicable.
 (14)  Consent of PricewaterhouseCoopers LLP is filed herein as
Exhibit 14.
(15) Pro Forma combining financial statements are filed herein as
Exhibit 15.
(16) Powers of Attorney, dated December 19, 1996, March 6, 1997 and July 17, 1997, are filed herein as Exhibit 16.
(17) Not applicable.
Item 17. Undertakings
 (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
 (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 22nd day of December 1998.
      Fidelity Income Fund
      By /s/Edward C. Johnson 3d          +
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       (Signature)                   (Title)                        (Date)

/s/Edward C. Johnson 3d  +           President and Trustee          December 22, 1998

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Richard A. Silver                 Treasurer                      December 22, 1998

Richard A. Silver



/s/Robert C. Pozen                   Trustee                        December 22, 1998

Robert C. Pozen



/s/Ralph F. Cox                   *  Trustee                        December 22, 1998

Ralph F. Cox



/s/Phyllis Burke Davis        *      Trustee                        December 22, 1998

Phyllis Burke Davis



/s/Robert M. Gates             **    Trustee                        December 22, 1998

Robert M. Gates



/s/E. Bradley Jones             *    Trustee                        December 22, 1998

E. Bradley Jones



/s/Donald J. Kirk                 *  Trustee                        December 22, 1998

Donald J. Kirk



/s/Peter S. Lynch                 *  Trustee                        December 22, 1998

Peter S. Lynch



/s/Marvin L. Mann              *     Trustee                        December 22, 1998

Marvin L. Mann



/s/William O. McCoy          *       Trustee                        December 22, 1998

William O. McCoy



/s/Gerald C. McDonough    *          Trustee                        December 22, 1998

Gerald C. McDonough



/s/Thomas R. Williams        *       Trustee                        December 22, 1998

Thomas R. Williams


+ Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.